As filed with the Securities and Exchange Commission on December 29, 2003

1933 Act File No. 333-7008

1940 Act File No. 811-8227

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

and

POST-EFFECTIVE AMENDMENT NO. 32 ☒

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☒

AMENDMENT NO. 36 ☒

SCUDDER INVESTORS FUNDS, INC.

(Formerly Deutsche Investors Funds, Inc. and formerly, Flag Investors Funds, Inc.)

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 638-2596

Daniel O. Hirsch

One South Street

Baltimore, MD 21202

(Name and address of agent for service)

Copy to: Burton M. Leibert, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

It is proposed that this filing will become effective:

☒	immediately upon filing pursuant to paragraph (b)

☐	on pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(i)

☐	on pursuant to paragraph (a)(i)

☐	75 days after filing pursuant to paragraph (a)(ii)

☐	on pursuant to paragraph (a)(ii) of Rule 485

SCUDDER

INVESTMENTS

Class S Shares

Prospectus

January 1, 2004

Scudder Japanese Equity Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Fund Works

4	The Fund’s Main Investment Strategy

5	The Main Risks of Investing in the Fund

7	The Fund’s Performance History

9	How Much Investors Pay

10	Other Policies and Secondary Risks

12	Who Manages and Oversees the Fund

15	Financial Highlights

How to Invest in the Fund

17	How to Buy, Sell and Exchange Class S Shares

19	Policies You Should Know About

26	Understanding Distributions and Taxes

How the Fund Works

On the next few pages, you’ll find information about this fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Class S shares are generally not available to new investors. You can find Scudder prospectuses on the Internet for Class S shares at myScudder.com.

Class S

ticker symbol	FJESX
fund number	369

Scudder Japanese Equity Fund

The Fund’s Main Investment Strategy

The fund seeks high capital appreciation. The fund is a feeder fund in a master/feeder arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the Japanese Equity Portfolio of Scudder Investors Portfolios Trust (the “Portfolio”), a separate mutual fund which has the same investment objective and policies as the fund.

Under normal circumstances, the fund, through the Portfolio, seeks to achieve its objective by investing at least 80% of its assets, at the time a security is purchased, in Japanese securities (securities issued by companies organized under the laws of Japan or their affiliates, or by a company that derives more than half of its revenues from Japan). The Portfolio invests primarily in common stocks of companies of any size, including up to 30% of net assets in smaller companies that are traded over-the-counter.

In choosing stocks, the portfolio managers rely most heavily on the following analytical disciplines:

Bottom-up research. The portfolio managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

OTHER INVESTMENTS The Portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the Portfolio may use futures and options, including sales of covered, put and call options. The Portfolio may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market. (See “Other Policies and Secondary Risks” for more information.)

4    |    Scudder Japanese Equity Fund

Growth orientation. The portfolio managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

The portfolio managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio managers will normally sell a stock when they believe the issuer’s fundamental factors have changed, other investments offer better opportunities or when in the course of adjusting its emphasis on a given industry.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the return you receive from the fund, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform—in this case, the Japanese market. When Japanese stock prices fall, you should expect the value of your investment to fall as well. For example, Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990’s and the current economic condition remains uncertain. Japanese companies could be hurt by such factors as a failure to achieve economic recovery. To the extent that the fund invests in smaller–sized companies, it will be more susceptible to these risks as smaller–sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

This fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of companies in a particular foreign country or region.

Scudder Japanese Equity Fund     |    5

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political, regulatory and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the fund’s investment losses or reduce its investment gains.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. Because the fund focuses its investments in a particular country and region, market swings in that country and region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Other factors that could affect performance include:

■	the portfolio managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters

■	derivatives could produce disproportionate losses (see “Other Policies and Secondary Risks” for more information)

6    |    Scudder Japanese Equity Fund

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Class S was first offered on July 15, 2002, and, therefore does not have a full calendar year of performance. The bar chart and table below show actual historical performance of the fund’s Class A shares. It is expected that the performance of the Class S shares will be substantially similar to the performance of the Class A shares, except to the extent that the classes have different fees and expenses, because the shares are invested in the same portfolio of securities. Class A shares are offered under a separate prospectus, which is available upon request.

The bar chart shows how performance for Class A has varied from year to year. The bar chart and table do not reflect sales loads because the Class S shares do not impose a sales load; if they did, total returns would be lower. The table shows how performance for the fund’s Class A shares compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class S. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Japanese Equity Fund

Annual Total Returns (%) as of 12/31 each year	Class A

2003 Total Return as of September 30: 25.24%

For the periods included in the bar chart:

Best Quarter: 33.98%, Q4 1999	Worst Quarter: -21.35%, Q3 2001

Scudder Japanese Equity Fund     |    7

Average Annual Total Returns (%) as of 12/31/2002
	1 Year	5 Years	Since Inception*

Class A

Return before Taxes	-8.62	4.94	1.55

Return after Taxes on Distributions	-8.62	0.31	-2.76

Return after Taxes on Distributions and Sale of Fund Shares	-5.29	3.28	0.57

Index (reflects no deductions for fees, expenses or taxes)**	-9.50	-4.62	-7.52

Index: The Tokyo Stock Exchange Stock Price Index (“TOPIX”) is an unmanaged capitalization-weighted measure (adjusted in US dollars) of all shares listed on the first section of the Tokyo Stock Exchange.

*	Inception date for Class A was October 20, 1997.

**	Index comparison begins on October 31, 1997.

Total returns from inception through 2003 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-SCUDDER or visit our Web site at www.myScudder.com.

The Return after Taxes on Distributions assumes that an investor holds shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

8    |    Scudder Japanese Equity Fund

How Much Investors Pay

The fund’s Class S shares have no sales charges or other shareholder fees other than a short–term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of Class S shares, you pay them indirectly.

Fee Table

Shareholder Fees, paid directly from your investment

Redemption/Exchange Fee, on shares owned less than six months (% of amount redeemed)	2.00%

Annual Operating Expenses, expenses paid from fund assets*

Management Fees	0.85%

Distribution (12b-1) Fees	None

Other Expenses	1.29

Total Annual Operating Expenses	2.14

Less Fee Waiver/Expense Reimbursements	0.99

Total Net Annual Operating Expenses**	1.15

*	Annual operating expenses reflect the expenses of both the fund and the Portfolio, the master fund in which the fund invests its assets.

**	The advisor has contractually agreed to waive a portion of its fees and reimburse expenses of the fund and the Portfolio through December 31, 2004 to the extent necessary to maintain the fund’s total operating expense ratio (excluding extraordinary expenses) at the levels indicated as “Total Net Annual Operating Expenses.”

Based on the costs above (including one year of capped expenses), this example helps you compare this fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Class S shares	$117	$574	$1,058	$2,394

Scudder Japanese Equity Fund     |    9

Other Policies and Secondary Risks

While the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

Other policies

■	The Board cannot change the fund’s goal without shareholder approval. In addition, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the fund’s policy of investing at least 80% of its assets in Japanese securities.

■	The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

■	As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean that the fund would not be pursuing its goal. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

■	The fund’s equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

■	The fund may use hedging transactions to attempt to reduce specific risks. For example, to protect the fund against circumstances that would normally cause the fund’s portfolio securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The fund’s ability to hedge may be limited by the costs of the derivatives contracts. The fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

10    |    Other Policies and Secondary Risks

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and potential losses that it could have avoided if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Other Policies and Secondary Risks     |    11

Who Manages and Oversees the Fund

The fund is a “feeder fund” that invests substantially all of its assets in the Japanese Equity Portfolio. The fund and the Portfolio have the same investment objective. The Portfolio may accept investments from other feeder funds. A feeder fund bears the Portfolio’s expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the fund’s Directors to withdraw the fund’s assets from the Portfolio if they believe doing so is in the shareholders’ best interests. If the Directors withdraw the fund’s assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

Investment Advisor to the Portfolio. Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “advisor”) is the Portfolio’s advisor. The address for the advisor is 280 Park Avenue, New York, New York 10017. Under the supervision of the Board of Directors, DeAM, Inc. is responsible for managing the Portfolio’s assets, including buying and selling portfolio securities. DeAM, Inc. is also the investment advisor to other mutual funds in the Scudder Investments family of funds.

Investment Sub-Advisor to the Portfolio. The advisor has delegated daily management of the Portfolio’s assets to the sub-advisor, Deutsche Asset Management (Japan) Limited, Sanno Park Tower, 2-11-1 Nagatacho, Chiyoda-ku, Tokyo, Japan 100-6173 (“DeAMJ”).

12    |    Who Manages and Oversees the Fund

The advisor receives a management fee of 0.85% based on the average daily net assets of the Portfolio. The advisor pays the sub-advisor a portion of this fee. As a result of a fee waiver, the fund paid no management fees to the advisor during the most recent fiscal year.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. and DeAMJ are indirect wholly-owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Who Manages and Oversees the Fund     |    13

The portfolio managers

The following people are responsible for the management of the fund. Mr. Kashiwazaki is the fund’s Portfolio Manager and is responsible for the day-to-day management of the fund. Mr. Lenihan and Mr. Griffen act as consultants, and are principally responsible for developing and recommending a model portfolio that is implemented by Mr. Kashiwazaki.

Kuniyuki Kashiwazaki

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

■Joined Deutsche Asset Management in 2001.

■Over 13 years combined investment experience in equities and bonds.

■Previously served as a Pan-European equity fund manager and later a US equity fund manager for Aozora Asset Management (formerly known as NCB Investment Management) for the four years prior to joining Deutsche Asset Management.

■MBA, Stanford University, Chartered Financial Analyst.

Sean Lenihan

Director of Deutsche Trust Bank and Lead Consultant to the Portfolio Manager of the fund.

■Joined Zurich Scudder Investments’ Tokyo office in 2001, and Deutsche Trust Bank in 2002.

■Over 16 years of investment experience in Japanese equities.

■Previously served as a Japanese large cap equity analyst and later a Japanese small-medium cap fund manager/analyst for Schroder Investment Management (Japan) Ltd. for the seven years prior to joining Deutsche Trust Bank.

Timothy Griffen

Chief Investment Officer of Deutsche Trust Bank and Consultant to the Portfolio Manager of the fund.

■Joined Zurich Scudder Investments’ Tokyo office in 2001, and Deutsche Trust Bank in 2002.

■Over 17 years of investment industry experience.

■Previously served as a portfolio manager responsible for investing in Japan and Pacific Basin for Draycott Partners for the six years prior to joining Deutsche Asset Management.

■MBA, University of South Carolina.

14    |    Who Manages and Oversees the Fund

Financial Highlights

This table is designed to help you understand the fund’s financial performance in recent years. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover).

Scudder Japanese Equity Fund — Class S

	2003	2002[a]

Selected Per Share Data

Net asset value, beginning of period	$7.82	$8.37

Income (loss) from investment operations:

Net investment income (loss)[b]	(.03)	(.01)

Net realized and unrealized gain (loss) on investment transactions	.69	(.54)

Total from investment operations	.66	(.55)

Less distribution from:

Net investment income	(.01)	—

Redemption fees	— **	—	**

Net asset value, end of period	$8.47	$7.82

Total Return (%)[c]	8.43	(6.57	)*

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ thousands)	46,362	412

Ratio of expenses before expense reductions, including expenses of the Japanese Equity Portfolio (%)	2.14	1.35	*

Ratio of expenses after expense reductions, including expenses of the Japanese Equity Portfolio (%)	1.15	.17	*

Ratio of net investment income (loss) (%)	(.45)	.44	*

[a]	For the period from July 15, 2002 (commencement of sales of Class S shares) to August 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower if certain expenses had not been reduced.

*	Not annualized

**	Amount is less than $.01.

Financial Highlights     |    15

How to Invest in the Fund

The following pages tell you how to invest in the fund and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.

If you’re investing through a “third party provider”—for example, a workplace retirement plan, financial supermarket or financial advisor—your provider may have its own policies or instructions, and you should follow those.

These instructions are for buying and selling Class S shares.

How to Buy, Sell and Exchange Class S Shares

Buying Shares: Use these instructions to invest directly. Make out your check to ‘The Scudder Funds.’

First investment	Additional investments

$2,500 or more for regular accounts $1,000 or more for IRAs	$50 or more for regular accounts and IRA accounts $50 or more with an Automatic Investment Plan

By mail or express mail (see below) ■Fill out and sign an application ■Send it to us at the appropriate address, along with an investment check	Send a Scudder investment slip or short note that includes: ■fund and class name ■account number ■check payable to “The Scudder Funds”

By wire ■Call 1-800-SCUDDER for instructions	■Call 1-800-SCUDDER for instructions

By phone Not available	■Call 1-800-SCUDDER for instructions

With an automatic investment plan ■Fill in the information on your application and include a voided check	■To set up regular investments from a bank checking account, call 1-800-SCUDDER

Using QuickBuy Not available	■Call 1-800-SCUDDER to speak to a representative ■or, to use QuickBuy on SAIL™, call 1-800-343-2890 and follow the instructions on how to purchase shares

On the Internet ■Go to “funds and prices” at myScudder.com ■Print out a prospectus and a new account application ■Complete and return the application with your check	■Call 1-800-SCUDDER to ensure you have electronic services ■Register at myScudder.com ■Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219669, Kansas City, MO 64121-9669

Additional Investments: Scudder Investments, PO Box 219664, Kansas City, MO 64121-9664

Express, registered or certified mail:

Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: 1-800-821-6234 (for exchanging and selling only)

How to Buy, Sell and Exchange Shares     |    17

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with Scudder.

Exchanging into another fund	Selling shares

$2,500 or more to open a new account ($1,000 or more for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing; if you’re in doubt, see page 22

By phone or wire ■Call 1-800-SCUDDER for instructions	■Call 1-800-SCUDDER for instructions

Using SAIL™ ■Call 1-800-343-2890 and follow the instructions	■Call 1-800-343-2890 and follow the instructions

By mail, express mail or fax

(see previous page)

Your instructions should include:

■the fund, class, and account number you’re exchanging out of

■the dollar amount or number of shares you want to exchange

■the name and class of the fund you want to exchange into

■your name(s), signature(s), and address, as they appear on your account

■a daytime telephone number

Your instructions should include:

■the fund, class and account number from which you want to sell shares

■the dollar amount or number of shares you want to sell

■your name(s), signature(s) and address, as they appear on your account

■a daytime telephone number

With an automatic withdrawal plan Not available	■To set up regular cash payments from a Scudder account, call 1-800-SCUDDER

Using QuickSell Not available	■Call 1-800-SCUDDER

On the Internet ■Register at myScudder.com ■Follow the instructions for making on-line exchanges	■Register at myScupdder.com ■Follow the instructions for making on-line redemptions

18    |     How to Buy, Sell and Exchange Shares

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund’s Class S shares. The fund does have other share classes, which are described in a separate prospectus and which have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-SCUDDER.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to

Policies You Should Know About     |    19

identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non US address (AFO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you’ll generally receive the dividend for the day on which your shares were sold.

20    |    Policies You Should Know About

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on Scudder funds generally and on accounts held directly at Scudder. If you signed up for telephone services, you can also use this service to make exchanges and sell shares.

For Class S Shares

Call SAIL™, the Scudder Automated Information Line, at 1-800-343-2890.

QuickBuy/QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank as Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy/QuickSell on a new account, see the account application; to add it to an existing account, call 1-800-SCUDDER.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, starter checks, traveler’s checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

Policies You Should Know About     |    21

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order, or require a shareholder to own shares of the fund for 15 days before we process the order for the other fund particularly when there appears to be a pattern of a “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing. You may obtain additional information about other ways to sell your shares by contacting your investment provider.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature—a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two

22    |    Policies You Should Know About

circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

How the fund calculates share price

The share price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, the fund uses the following equation:

TOTAL ASSETS – TOTAL LIABILITIES	= NAV

TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell Class S shares of the fund is also the class’ NAV, minus a 2.00% redemption/exchange fee on shares owned less than six months. You won’t be charged this fee if you purchase your Class S shares by exchange from Class S shares of The Japan Fund, Inc., if you are investing in certain employer-sponsored retirement plans that are set up directly with Scudder Investments or on shares purchased for accounts opened pursuant to “black box wrap fee programs” that have been preapproved by the fund’s Distributor. Black box wrap fee programs are discretionary accounts/programs where the investment decisions are made at the firm level. If your employer-sponsored retirement plan is through a third-party investment provider, or if you are investing through an IRA or other individual retirement account, the fee may apply. With regard to these accounts, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund’s costs of processing redemptions from these accounts or plans. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares. Certain other types of accounts, as discussed in the Statement of Additional Information, may also be eligible for this waiver.

Policies You Should Know About     |    23

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund’s Board that are intended to reflect fair value when market quotations or pricing service information is not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn’t price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

■	withdraw or suspend the offering of shares at any time

■	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

■	close your account and send you the proceeds if your balance falls below $2,500 ($250 for retirement accounts). In either case, we will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in Scudder fund shares or in any case where a fall in share price created the low balance)

■	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

■	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily

24    |    Policies You Should Know About

redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

■	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

■	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

■	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

■	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

Policies You Should Know About     |    25

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.

The fund intends to pay dividends and distributions to its shareholders annually in December and if necessary may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

26    |    Understanding Distributions and Taxes

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at capital gains rates:	Generally taxed at ordinary income rates:

Distributions from the fund ■gains from the sale of securities held by the fund for more than one year ■qualified dividend income	■gains from the sale of securities held by the fund for one year or less ■all other income

Transactions involving fund shares ■gains from selling fund shares held for more than one year	■gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s yield on those securities would be decreased. Shareholders generally should be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under “Tax Information.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain

Understanding Distributions and Taxes     |    27

details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of the income dividends they receive.

28    |    Understanding Distributions and Taxes

Notes

Notes

Notes

For More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-SCUDDER, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments

PO Box 219669

Kansas City, MO 64121-9669

myScudder.com

1-800-SCUDDER

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SEC

Public Reference Section

Washington, D.C. 20549-0102

www.sec.gov

1-202-942-8090

Scudder Japanese Equity Fund—
Class S Shares	811-08227

Printed on recycled paper.    (01/01/04) 369-2-014

STATEMENT OF ADDITIONAL INFORMATION

January 1, 2004

SCUDDER INVESTORS FUNDS, INC.

Scudder Japanese Equity Fund (formerly Flag Investors Japanese Equity Fund) – Class S

Scudder Investors Funds, Inc. (the “Corporation”) is an open-end, management investment company that offers investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information (“SAI”) provides supplementary information pertaining to the Scudder Japanese Equity Fund (the “fund”).

Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the fund seeks to achieve its investment objective through a master-feeder investment fund structure, by investing all of its investable assets in the Japanese Equity Portfolio (the “Portfolio”), a series of the Scudder Investors Portfolios Trust, a diversified open-end management investment company (or series thereof) having the same investment objective as the fund (the “Portfolios Trust”).

The fund’s Class S Prospectus, dated January 1, 2004 (the “Prospectus”), as it may be amended, revised or supplemented from time to time, provides the basic information investors should know before investing. This SAI, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the fund and the Portfolio and should be read only in conjunction with the Prospectus. You may request a copy of the Prospectus or a copy of this SAI, free of charge by written request at the address, or by calling the telephone number, listed below. This SAI is not an offer of any fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings given to them in the fund’s Prospectus. The financial statements for the fund for the fiscal year ended August 31, 2003 (audited) are incorporated herein by reference to the Annual Report to shareholders for the fund and the Portfolio dated August 31, 2003 (audited). A copy of the fund’s Annual Report may be obtained without charge by written request at the address, or by calling the telephone number, listed below.

SCUDDER DISTRIBUTORS, INC. (“SDI”)

222 South Riverside Plaza

Chicago, IL 60606

TOLL-FREE 1-800-SCUDDER

1-WA/2083730.2

1-WA/2083730.2	i

GENERAL INFORMATION AND HISTORY

Scudder Investors Funds, Inc., formerly Deutsche Investors Funds, Inc. and Flag Investors Funds, Inc. (the “Corporation”), is an open-end management investment company. Prior to May 19, 2003, the Corporation was known as Deutsche Investors Funds, Inc. Prior to March 15, 2001, the Corporation was known as Flag Investors Funds, Inc. Prior to January 18, 2000, the Corporation was known as Deutsche Funds, Inc. Prior to May 5, 1998, the Corporation was known as Deutsche Family of Funds, Inc. The Corporation currently offers three funds.

Scudder Investors Portfolios Trust (formerly Deutsche Investors Portfolios Trust (prior to May 19, 2003) and Flag Investors Portfolios Trust (prior to May 7, 2001) and prior to January 18, 2000 known as Deutsche Portfolios) (“Portfolios Trust”) is an open-end, management investment company that is organized as a trust under the laws of the State of New York. The Portfolios Trust is currently comprised of two portfolios.

Important information concerning the Corporation and the fund is included in the fund’s Prospectus, which may be obtained without charge from the fund’s distributor (the “Distributor”). The Prospectus may also be obtained from Shareholder Service Agents. Some of the information required to be in this Statement of Additional Information is also included in the fund’s current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the fund and its business that is contained in the Registration Statement for the fund and its Shares filed with the Securities and Exchange Commission (the “SEC”). Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

The Corporation was incorporated under the laws of the State of Maryland on May 22, 1997. The Corporation filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and its Shares under the Securities Act of 1933, as amended (the “1933 Act”).

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objective

The following is a description of the Japanese Equity Portfolio’s investment objective. The Portfolio’s investment objective and the investment objective of the feeder fund are the same. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

The investment objective of the Japanese Equity Portfolio (the “Portfolio”) is to seek high capital appreciation.

The Japanese Equity Portfolio seeks to achieve its objective by investing primarily in Japanese securities (including American Depository Receipts), as described below. Under normal conditions, the Portfolio will invest at least 80% of its assets, plus any borrowings for investment purposes, in Japanese equity securities, that is, equity securities issued by entities that are organized under the laws of Japan (“Japanese companies”), securities of affiliates of Japanese companies, wherever organized and traded, and securities of issuers not organized under the laws of Japan but deriving 50% or more of their revenues from Japan. In doing so, the Portfolio’s investments in Japanese securities will be primarily in common stocks of Japanese companies. However, the Portfolio may also invest in other equity securities issued by Japanese entities, such as warrants and convertible debentures, and in debt securities, such as those of the Japanese government and of Japanese companies, when the Portfolio’s advisor and sub-advisor (the “Advisor”) believes the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities.

1-WA/2083730.2	1

The Portfolio may invest in a broad range of fixed income securities of all maturities, however the Portfolio may invest up to 20% of its total assets in cash or in short-term government or other short-term prime obligations in order to have funds readily available for general corporate purposes, including the payment of operating expenses, dividends and redemptions, or the investment in securities through exercise of rights or otherwise, or in repurchase agreements in order to earn income for periods as short as overnight. Where the Advisor determines that market or economic conditions so warrant, the fund may, for temporary defensive purposes, invest up to 100% of its total assets in cash and cash equivalents. For instance, there may be periods when changes in market or other economic conditions, or in political conditions, will make advisable a reduction in equity positions and increased commitments in cash or corporate debt securities, whether or not Japanese, or in the obligations of the government of the United States or of Japan or of other governments. To the extent this happens, the fund will not be pursuing its objective of high capital appreciation.

The Portfolio may also invest up to 30% of its net assets in the equity securities of Japanese companies that are traded in an over-the-counter market rather than listed on a securities exchange. These are generally securities of relatively small or little-known companies that the Portfolio’s Advisor believes have above-average earnings growth potential. Securities that are traded over-the-counter may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, in a relatively short time period, the Portfolio may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies, which are often traded on a national securities exchange.

The Portfolio purchases and holds securities that the Advisor believes have the potential for long-term capital appreciation; investment income is a secondary consideration in the selection of portfolio securities. It is not the policy of the fund to trade in securities or to realize gain solely for the purpose of making a distribution to its shareholders.

It is not the policy of the Portfolio to make investments for the purpose of exercising control over management or that would involve promotion or business management or that would subject the fund to unlimited liability.

INVESTMENT POLICIES

The fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the fund. The principal investment strategies of the Portfolio and the fund, and the risks associated with these strategies, are described in the fund’s prospectus. Additional information is provided below. The fund may withdraw its investments from the Portfolio at any time the Board of Directors of the Corporation determines that it is in the best interest of the fund to do so. The investment characteristics of the fund will correspond directly to those of the Portfolio. Any percentage limitation on the Portfolio’s ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below. The Portfolio is not obligated to pursue any of these strategies and does not represent that these techniques are available now or will be available at any time in the future.

Investment Objective and Policies

The investment objective and policies of the fund and the Portfolio are identical, unless otherwise specified. Accordingly, references below to the fund also include the Portfolio unless the context requires otherwise. Similarly, references to the Portfolio also include the fund unless the context requires otherwise.

The fund’s investment objective and its fundamental investment policies cannot be changed unless authorized by the “vote of a majority of its outstanding voting securities,” which is defined as a vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding

1-WA/2083730.2	2

voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less. The fund’s non-fundamental investment policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change of these limitations become effective. Whenever the fund is requested to vote on a change in the fundamental investment policies of the Portfolio, the Corporation will hold a meeting of fund shareholders and will cast its votes as instructed by the fund’s shareholders.

Unless otherwise noted and except with respect to borrowing money, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken even if there is a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

Fundamental Investment Policies

The Portfolio has elected to be classified as a diversified series of an open-end investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Under normal circumstances, at least 80% of the Portfolio’s assets are invested in equity securities issued by Japanese companies, which may include, for the purposes of meeting such 80% minimum, up to 5% of the assets in securities that grant the right to acquire Japanese securities.

The Portfolio may not purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio’s total assets, provided that the foregoing limitation shall not apply to investments in securities issued by the US government or its agencies or instrumentalities. Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified and except that the Corporation may invest all of the fund’s assets in the Portfolio, the fund and the Portfolio may not:

1.	Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the US government or instrumentalities.

2.	Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of Shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3.	Borrow money, except in amounts not to exceed one-third of the fund’s total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Portfolio or fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

4.	Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933 (the “1933 Act”).

1-WA/2083730.2	3

5.	Purchase or sell real estate except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

6.	Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7.	Make loans, except that the Portfolio may (i) lend portfolio securities with a value not exceeding one-third of the Portfolio’s total assets, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Non-Fundamental Investment Policies

The fund and the Portfolio may:

1.	Invest up to 5% of the total assets of the Portfolio underlying the fund in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and the investment companies have investment policies consistent with those of the fund. The Portfolio may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.

2.	Not acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Portfolio’s net assets would be in investments that are illiquid;

3.	Not invest more than 10% of its net assets in unlisted securities and Notes;

4.	Not sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

5.	Not purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions.

Note: In connection with the first non-fundamental policy, shares of another securities investment fund managed by the Advisor or by another investment advisor affiliated with the Advisor through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies specializes in a specific geographic area or economic sector. The Portfolio would not, however, pay a sales charge when investing in an investment company managed by the Advisor or its affiliates. In addition, no management or advisory fees would be paid by the Portfolio with respect to its assets which are invested in investment companies managed by the Advisor or its affiliates.

1-WA/2083730.2	4

Securities in which the Portfolio Invests

Because the fund and the Portfolio have the same investment objectives, policies and restrictions, discussions about the fund and its acceptable investments also pertain to the Portfolio and its acceptable investments. Following is a table that indicates which types of securities are:

•	P = PRINCIPAL investments of the fund and the Portfolio; (bolded in chart)

•	A = ACCEPTABLE (but not principal) investments of the fund and the Portfolio

Type of Security
Equity Securities	P
Common Stocks	P
Warrants	A
Preferred Stocks	A
Convertible Securities	A
Participation Certificates	A
Real Estate Investment Trusts (“REITs”)	A
Initial Public Offerings (“IPOs”)	A

Fixed Income Securities	A
Corporate Debt Securities	A
US Government Securities	A
Treasury Securities	A
Agency Securities	A
Variable Rate Securities	A
Demand Instruments	A
Insurance Contracts	A
Zero Coupon Securities	A
Deferred Interest Bonds	A

Short-Term Instruments	A
Commercial Paper	A
Bank Instruments	A
Repurchase Agreements	A
Reverse Repurchase Agreements	A

Derivative Contracts	A
Options on Securities	A
Options on Securities Indices	A
Options on Foreign Securities Indices	A
Futures Contracts	A
Futures Contracts on Securities Indices	A
Options on Futures Contracts	A
Warrants on Futures Contracts	A
Swap Agreements	A
Interest Rate Swaps	A

1-WA/2083730.2	5

Type of Security
Caps and Floors	A
Total Return Swaps	A

Securities of Non-US Based Issuers	P
Foreign Government Debt Securities	A
Brady Bonds	A

Other Investments
To Be Announced Securities (“TBA”)	A
Special Transactions	A
When-Issued and Delayed Delivery Securities	A
Securities Lending	A
Borrowing	A
Interests in Other Limited Liability Companies	A

Equity Securities

Under normal market conditions, the Portfolio invests at least 80% of its assets in equity securities to the extent consistent with its investment objectives and policies. As used herein, “equity securities” include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock), as well as any other type of investment commonly viewed as an equity security.

Common Stock

Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices can fluctuate significantly based on changes in a company’s financial condition as well as changes in overall market and economic conditions. This affects the value of the shares of the Portfolio, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants

The Portfolio may purchase warrants in value of up to 10% of the Portfolio’s net assets. Warrants are securities that give the Portfolio the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus, is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk; however, in the event of a decline in the value of the underlying security leveraging and can result in a complete loss of the amount invested in the warrant.

1-WA/2083730.2	6

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves the risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. The value of the warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in the interest rates or dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, market factors or any combination thereof. Also warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights to the assets of the issuing company.

Preferred Stocks

Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally in receiving dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stocks may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stock shareholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

Preferred stocks are generally subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of an issuer can cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor’s Division of the McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”), although there is no minimum rating which a preferred stock must have to be an eligible instrument of the Portfolio. Generally, however, the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P, Caa by Moody’s or CCC by Fitch, or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominately speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among rated securities between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s ratings with respect to preferred stocks do not purport to indicate the future status of payment of dividends.

Convertible Securities

A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, they are generally

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higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security. A convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock to which it is convertible.

The option allows the Portfolio to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Portfolio may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Portfolio could realize an additional $2 per share by converting its fixed income securities. Convertible securities have lower yields than comparable fixed income securities.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claim on assets and earnings are subordinated to the claims of all creditors and senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Participation Certificates

Certain companies have issued participation certificates which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers’ common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields, but they may be less liquid than common stock. The Advisor believes that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer’s equity securities (if publicly traded) and other criteria.

Real Estate Investment Trusts (REITS)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Initial Public Offerings (IPOs)

The Portfolio may invest in IPOs. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance effect on a portfolio with a small asset base. The Portfolio may not experience a similar impact on its performance as its assets grow, as it is unlikely that the Portfolio will be able to obtain proportionately larger IPO allocations.

Fixed Income Securities

The Portfolio may invest in a broad range of domestic and foreign fixed income (debt) securities. The fixed income securities in which the Portfolio invests must be rated investment grade (in one of the four highest rating categories) by one or more nationally recognized statistical ratings organizations (“NRSRO”) or be of comparable quality to securities having such ratings, as determined by the Advisor.

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Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the fixed income securities in which the Portfolio holds may tend to be higher than prevailing market rates. In periods of rising interest rates, the yield may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio’s fixed income investments. In periods of rising interest rates, the opposite can be true.

Fixed Income Security Risk

Fixed income securities generally expose the Portfolio to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Portfolio’s income due to the falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring the Portfolio to invest the proceeds at the generally lower interest rates).

Corporate Debt Securities

The Portfolio may invest in corporate debt securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Portfolio may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher-ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

US Government Securities (Including US Treasury Securities and Agency Securities)

The Portfolio may invest its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, Fannie Mae, the US Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the US Treasury to meet its obligations, and securities of the

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Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association (Sallie Mae), the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in US government securities.

Variable Rate Securities

The Portfolio may invest in long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called “variable rate demand notes.”

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Portfolio could suffer a loss if the issuer defaults or during periods in which the Portfolio is not entitled to exercise its demand rights. Variable and floating rate instruments held by the Portfolio will be treated as illiquid securities subject to the Portfolio’s limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days.

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Portfolio treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Insurance Contracts

Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Portfolio treats these contracts as fixed income securities.

Zero Coupon Securities and Deferred Interest Bonds

Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically.

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While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations. See the section entitled “Tax Information.”

Short-Term Instruments

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by “S&P” or Aa or higher by “Moody’s” or, if unrated, deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (5) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies. The Portfolio may invest in bank deposits and money market instruments maturing in less than 12 months.

The Portfolio may also invest in separately traded principal and interest components of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities. See the section entitled “Zero Coupon Securities and Deferred Interest Bonds.”

When in the opinion of the Advisor it is necessary to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Portfolio’s assets may be invested in such short-term instruments. Under normal circumstances the Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, for the Portfolio, certificates of deposit from any one credit institution may not account for more than 10% of its total assets. When the Portfolio experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments.

To the extent the Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs, which may affect return.

Commercial Paper

The Portfolio may invest its assets in commercial paper including variable rate demand master notes issued by US corporations or by non-US corporations which are direct parents or subsidiaries of US corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a US commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower’s ability to pay on demand. At the

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date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (e.g., Moody’s and S&P) or, if unrated, are of comparable quality as determined by the Advisor or under the direction of the Portfolio’s Board of Trustees. Any commercial paper issued by a non-US corporation must be US dollar-denominated and not subject to non-US withholding tax at the time of purchase. Aggregate investments in non-US commercial paper of non-US issuers cannot exceed 10% of the Portfolio’s net assets. Since the Portfolio may contain commercial paper issued by non-US corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers.

Bank Instruments

The Portfolio may invest its assets in US dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers’ acceptances of banks, savings associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-US branches of such banks, or of non-US banks or their US or non-US branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (e.g., Moody’s and S&P) or, if unrated, are of comparable quality in the opinion of the Advisor.

There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers’ acceptances of US branches of US banks and US branches of non-US banks that are subject to the same regulation as US banks. Since the Portfolio may contain US dollar-denominated certificates of deposit, fixed time deposits and bankers’ acceptances that are issued by non-US banks and their non-US branches, the Portfolio may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-US bank obligations may be subject to less stringent or different regulations than US bank issuers, there may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers. Income earned or received by the Portfolio from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Portfolio would reduce its net income available for distribution to investors (i.e., the fund and other investors in the Portfolio). While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Portfolio are not invested in obligations of the Advisor, the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Portfolio are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio’s net assets would be invested in such deposits.

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Repurchase Agreements

Repurchase agreements may be entered into by the Portfolio only with a “primary dealer” (as designated by the Federal Reserve Bank) in US government securities. This is an agreement in which the seller (the “Lender”) of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Portfolio invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the US government, its agencies or instrumentalities. Collateral is marked to market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio’s custodian. If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into by the Portfolio if, as a result, more than 10% of the Portfolio’s net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available.

Reverse Repurchase Agreements

Reverse repurchase agreements may be entered into by the Portfolio only with a “primary dealer” (as designated by the Federal Reserve Bank) in US government securities. This is an agreement in which the Portfolio agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money by the Portfolio. Proceeds of borrowings under reverse repurchase agreements are available for investment and other purposes for the Portfolio. Such purposes may involve the speculative factor known as “leverage”. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased by the Portfolio as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into by the Portfolio if, as a result, more than one- third of the market value of the Portfolio’s total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Portfolio’s obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe. A segregated account with the custodian is established and maintained for the Portfolio with liquid assets in an amount at least equal to the Portfolio’s purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Derivative Securities

The Portfolio may invest in various instruments that are commonly known as “derivatives.” Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some “derivatives” such as mortgage-related and other asset-backed securities are in many respects like any

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other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. For example, the Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The Portfolio will limit the leverage created by its use of derivatives for investment purposes by “covering” such positions as required by the SEC. The Advisor may use derivatives for hedging and risk management purposes, such as in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class but not for speculation. In addition, derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolio’s investment in options, futures or forward contracts and similar strategies depends on the Advisor’s judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Portfolio’s return. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and these exchanges may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Many derivative contracts are traded on securities or commodities exchanges. Most derivative contracts bought and sold by the Portfolio underlying the fund must be admitted to official listing on a recognized futures or securities exchange and the securities underlying the options must be within the applicable investment objectives and policies of the Portfolio. These exchanges set all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts (marked to market). This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. These options place greater reliance on the dealer to fulfill the terms of the options, and therefore entail greater risk to the Portfolio.

Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

Options on Securities

The Portfolio may purchase and write (sell) put and call options on stocks. Options are rights, but not obligations, to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period.

The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities (“covered options”) in an attempt to increase income through the premiums it receives for

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writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

A call option written by the Portfolio is “covered” if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio in cash or liquid securities.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option written by the Portfolio is “covered” when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wish to acquire the securities at the exercise price.

The Portfolio may terminate its obligation a writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may enter into a “closing sale transaction” which involves liquidating the Portfolio’s position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if

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the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Portfolio’s books.

The Portfolio may also purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of securities held by the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities.

There is no limitation on the value of the options that may be purchased or written by the Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of the Portfolio, may not exceed 20% of the net assets of the Portfolio. Options on securities may be purchased or granted to a third party only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of the Portfolio, do not exceed 10% of the net assets of the Portfolio. Options on securities may be written (sold) only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of the Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back- to-back transaction (e.g., where the Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

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Options on Securities Indices

The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in “Options on Securities,” the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in “Options on Securities,” the Portfolio would normally purchase put options in anticipation of a decline in the market value of the relevant index (“protective puts”). The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Advisor’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will purchase or write such an option only if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be

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interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities. Price movements in the Portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio’s activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Options on Foreign Securities Indices

The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Portfolio may also purchase and write OTC options on foreign stock indices.

The Portfolio may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual non-US securities. The Portfolio may also use foreign stock index options for hedging purposes.

Futures Contracts and Options on Futures Contracts

The Portfolio may enter into futures contracts on securities, securities indices, foreign currencies and interest rates. The Portfolio may also purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the “CFTC”) or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in a futures contract.

The Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes. The Portfolio has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolio is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

The successful use of futures contracts and options thereon draws upon the Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the futures or options markets and movement in the securities or currency in the Portfolio. Successful use of futures or

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options contracts is further dependent on the Advisor’s ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts.

At the same time a futures contract is entered into, the Portfolio must allocate cash or liquid securities as a deposit payment (“initial margin”). When the Portfolio purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Portfolio’s initial margin deposit. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract’s value.

At the time of delivery of securities pursuant to such a contract on an interest rate sensitive security, adjustments may be made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offsetting before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

When the Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When the Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When the Portfolio purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before that date.

The purpose of the acquisition or sale of a futures contract, in cases where the Portfolio holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For

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example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates increased, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio should increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish a similar result by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover the Portfolio’s obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or general interest rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Portfolio, if the Advisor’s investment judgment about the general direction of interest rates or an index is incorrect, the Portfolio’s overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices

The Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US securities or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities

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market without investing directly in those securities, to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio, adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in a futures contract on a securities index involves the establishment of a position which the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

For the purpose of hedging the Portfolio’s assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described below. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, the Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio’s assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. The Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

Options on Futures Contracts (Including Futures Contracts on Securities Indices)

The Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option (“exercise price”), the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Portfolio’s holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures

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contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase.

If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk the Portfolio assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The Portfolio may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. The Portfolio may enter into these transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold.

Warrants on Futures Contracts

The Portfolio may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. The Portfolio may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with the Portfolio’s positions in options on futures and options on securities indices.

Liquidity of Options and Futures Contracts

There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio’s access to other assets held to cover its options or futures positions could also be impaired.

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Combined Positions

The Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Position Limits

Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Portfolio or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Other Limitations

The Commodity Exchange Act prohibits US persons, such as the Portfolio, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, the Portfolio will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by US persons in accordance with applicable CFTC regulations or CFTC staff advisories, interpretations and no- action letters. The Portfolio has claimed an exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association and is therefore not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

Asset Coverage for Futures Contracts and Options Positions

The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Swap Agreements

The Portfolio may enter into swaps relating to indices, currencies, interest rates, equity and debt interests of non-US issuers without limit. A swap transaction is an agreement between the Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount

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of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or is available only on less attractive terms. Swaps have special risks including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

The Portfolio will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering the Portfolio’s investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Portfolio will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio’s repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Code may limit the Portfolio’s ability to use swap agreements. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. This risk will be mitigated by the Portfolio investing in the specific asset for which it is obligated to pay a return.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant’s total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into

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or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a “safe harbor” for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Portfolio may use include:

Interest Rate Swaps

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate multiplied by a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate multiplied by the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on a $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

Caps and Floors

Caps and floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (cap) or below (floor) a certain level in return for a fee from the other party.

Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or currency during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return or currency from another underlying asset.

Securities of Non-US Based Issuers

The Portfolio may invest in securities of non-US based issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) or other similar securities representing ownership of securities of non-US based issuers held in trust by a bank or similar financial institution. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. Designed for use in US, European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other investment companies that in turn are

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authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

The Portfolio considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country; or

•	the principal trading market for its securities is in another country; or

•	it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made a country other than the US.

Foreign Government Debt Securities

The Portfolio may invest in foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, “sovereign debt obligations”). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Currently, the Portfolio intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World Bank, the African Development Bank, the European Union, the European Investment Bank and the Nordic Investment Bank.

Brady Bonds

The Portfolio may invest in so-called “Brady Bonds,” which are issued as part of a debt restructuring in exchange for cash and certain of the country’s outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US dollars) and are actively traded in the over-the-counter secondary market.

US dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by US Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds are generally collateralized by cash or liquid securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, is initially equal to at least one year’s rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. However, neither the US government nor the IMF has guaranteed the repayment of any Brady Bond.

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Region and Country Investing

The Portfolio may focus its investments in a particular region and/or in one or more foreign countries. Focusing the Portfolio’s investments in a particular region or country will subject the Portfolio (to a greater extent than if its investments in such region or country were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

Currency Management

In connection with the Portfolio’s investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships, current and anticipated interest rates, levels of inflation within various countries, prospects for relative economic growth and government policies influencing currency exchange rates and business conditions.

Currency Exchange Transactions

Because the Portfolio may buy and sell securities denominated in currencies other than the US dollar and receive interest, dividends and sale proceeds in currencies other than the US dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from US dollars. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.

Currency Hedging

The Portfolio’s currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which the Portfolio’s securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options. If the value of the foreign currency declines, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a

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hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

Forward Currency Exchange Contracts

A forward currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Portfolio’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions, or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor’s long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio’s ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Portfolio’s foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

Options on Foreign Currencies

The Portfolio may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Portfolio may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

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The Portfolio may also write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write put options on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the options may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is “covered” if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Portfolio’s books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Portfolio in cash or liquid securities.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect closing purchase transactions with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio’s ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Portfolio intends to treat OTC options as not readily marketable and therefore subject to its limitations with respect to illiquid securities.

The Portfolio may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Portfolio may also enter into foreign currency transactions to hedge currency risks associated with the assets of the Portfolio denominated in foreign currencies or principally traded in foreign currencies. The Portfolio may also enter into foreign currency transactions to hedge against currencies other than the US dollar. The Portfolio may purchase or sell

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foreign currency contracts for forward delivery. To conduct the hedging discussed above, the Portfolio would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for US dollars or other currency in which the Advisor desires to protect the value of the Portfolio. The Portfolio may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

Additional Limitations and Risk Factors

Asset Coverage

The Portfolio will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and securities index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities to the extent the Portfolio’s obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio’s obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high as or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

In order to secure its obligations in connection with derivatives contracts or special transactions, the Portfolio will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Portfolio’s obligations. Unless the Portfolio has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Portfolio to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

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The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor’s ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Portfolio in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract’s prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Except as set forth above under “Futures Contracts” and “Options on Futures Contracts”, there is no limit on the percentage of the assets of the Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. The Portfolio may not invest more than 25% of its total assets in purchased protective put options. The Portfolio’s transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See the section entitled “Tax Information”. There can be no assurance that the use of these portfolio strategies will be successful.

Foreign Securities

The Portfolio invests primarily in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of US domestic issuers.

The value of the Portfolio’s investment in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange controls or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio’s operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolio must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolio’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

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Since the Portfolio’s investments in foreign securities involve foreign currencies, the value of the Portfolio’s assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.

Liquidity

OTC derivative contracts are considered to be illiquid and generally carry greater liquidity risk than exchange-traded contracts.

Leverage

Leverage risk is created when an investment exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain. Leverage risk may exist when the Portfolio purchases securities while it also has borrowed money.

Interest Rates

Interest rate risks apply to the Portfolio only to the extent it invests in fixed income securities. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Potential or anticipated changes in interest rates also may affect the value of fixed income securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Portfolio will lose money. Credit risk is only a risk for the Portfolio if it invests in fixed income securities or chooses to lend securities.

Many fixed income securities receive credit ratings from services such as S&P and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Portfolio must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a US Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Portfolio will fail to meet its obligations. This could cause the Portfolio to lose the benefit of the transaction or prevent the Portfolio from selling or buying other securities to implement its investment strategies.

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Risks Associated with Futures, Options and Warrants

The successful use of futures, options and warrants depends on the ability of the Advisor to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio’s assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of the Portfolio’s portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If the Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio’s securities. As noted, the Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its earnings. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by the Portfolio in entering into such transactions. The ability of the Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.

As noted above, the Portfolio intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolio.

Correlation of Price Changes

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Portfolio’s current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Shareholder Liability Risks

The Portfolios Trust’s Declaration of Trust provides that the fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the fund incurring financial loss on account of such liability is limited to circumstances in which both

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inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the fund in the Portfolio.

Risk Management

The Portfolio may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of the portfolio or the mix of securities in the portfolio. For example, if the Advisor wishes to extend maturities of fixed income securities in the Portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Portfolio to purchase futures contracts on long-term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause the Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques may involve leverage, the possibility exists, as with all leveraged transactions, of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Other Investments and Investment Practices

To Be Announced Securities (TBAs) — Purchase Commitments

As with other delayed delivery transactions, as described below, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. For example, in a TBA mortgage-backed transaction, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio.

When-Issued and Delayed Delivery Securities

The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio maintains with its custodian a segregated account of cash or liquid

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securities in an amount at least equal to such commitments. It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio’s total assets, less liabilities other than the obligations created by when-issued commitments. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Lending of Portfolio Securities.

The Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. The Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

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At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Borrowing

The Portfolio may borrow money, in amounts not to exceed one-third of the Portfolio’s total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Portfolio or fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Portfolio’s holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities and the Portfolio’s NAV per share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds.

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Investment Ratings

The fixed income securities in which the Portfolio invests must be rated investment grade (in one of the four highest rating categories) by one or more NRSROs or be of comparable quality to securities having such ratings, as determined by the Advisor. For example, S&P’s, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on an assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Portfolio must rely entirely upon the Advisor’s credit assessment that the security is comparable to investment grade. Securities rated BBB have speculative characteristics.

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MANAGEMENT OF THE FUND

The fund has not retained the services of an investment manager or advisor since it seeks to achieve its investment objectives by investing all of its investable assets in the Portfolio.

Deutsche Asset Management, Inc. (“DeAM, Inc.”) is a registered investment advisor. The address for DeAM, Inc. is 280 Park Avenue, New York, New York 10017. DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including mutual funds, retail, private and commercial banking, investment banking and insurance.

For its services, DeAM, Inc. is entitled to receive an annual fee from the Portfolio, which is computed daily and paid monthly, equal to 0.85% of the average daily net assets of the Portfolio. For the fiscal years ended August 31, 2003, 2002 and 2001, the Portfolio paid advisory fees of $320,857, $47,938, and $97,335 respectively.

DeAM, Inc. in its capacity as Advisor, has contractually agreed through December 31, 2004 to reduce its annual fees, if necessary, or to make payments to the fund to the extent necessary, so that its annual expenses do not exceed 1.40% of the Class A Shares’ average daily net assets, 2.15% of the Class B Shares’ average daily net assets, 2.15% of the Class C Shares’ average daily net assets and 1.15% of the Class S Shares’ average daily net assets.

Subject to the overall supervision of the Portfolios Trust’s Trustees, DeAM, Inc. is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of the Portfolio’s investments and provides certain supervisory services. Under its investment management agreement with the Portfolios Trust (the Investment Advisory Agreement), DeAM, Inc. is permitted, subject to the approval of the Board of Trustees of the Portfolios Trust, to delegate to a third party responsibility for management of the investment operations of the Portfolio. DeAM, Inc. has delegated this responsibility to the Portfolio’s Sub-Advisor. DeAM, Inc. retains overall responsibility, however, for supervision of the investment management program for the Portfolio.

Investment Sub-Advisor to the Portfolio

On behalf of the Portfolios Trust, DeAM, Inc. has entered into an investment sub-advisory agreement (Sub-Advisory Agreement) with Deutsche Asset Management (Japan) Limited (“DeAMJ”) for the Portfolio. DeAMJ is a registered investment advisor whose address is Sanno Park Tower, 2-11-1 Nagatacho, Chiyoda-0ku, Tokyo, Japan 100-6173. It is the Sub-Advisor’s responsibility, under the overall supervision of DeAM, Inc., to conduct the day-to-day investment decisions of the Portfolio, arrange for the execution of portfolio transactions and generally manage the Portfolio’s investments in accordance with its investment objective, policies and restrictions. For these services, the Sub-Advisor receives from DeAM, Inc. and not the Portfolio, an annual fee, which is computed daily and may be paid monthly, equal to 0.60% of the average daily net assets of the Portfolio. The Sub-Advisor may waive a portion of the fees it receives from DeAM, Inc. For the fiscal years ended August 31, 2003, 2002 and 2001, the DeAM, Inc. paid sub-advisory fees of $192,514, $13,184, and $12,024 respectively.

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The Sub-Advisor shall not be liable to the Corporation, Portfolios Trust or any fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract.

Advisory Contract Approval

The Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Portfolio’s Board of Directors or by a majority of the outstanding voting securities of the Portfolio, and in either event, by a majority of the Independent Directors of the Portfolio’s Board who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under “Capital Stock”). The Board approved the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreement on August 21, 2003. In approving the continuation of the Portfolio’s Investment Advisory Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, carefully considered (1) the nature and quality of services to be provided to the Portfolio; (2) the Advisor’s compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Portfolio through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Portfolio and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Portfolio. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement was in the best interest of the Portfolio and its shareholders. The Portfolio or the Advisor may terminate the Investment Advisory Agreement and the Sub-Advisory Agreement on sixty days’ written notice without penalty. The Investment Advisory Agreement and the Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Codes of Ethics

The Fund, the Advisor, the Sub-Advisor and the fund’s principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Directors, officers of the Corporation and employees of the Advisor, Sub-Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s and Sub-Advisor’s Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund. Among other things, the Advisor’s and Sub-Advisor’s Codes of Ethics prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and require the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s and Sub-Advisor’s Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

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The Portfolio’s Advisor, and its affiliates (including the fund’s distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the “Consolidated Code”). The Consolidated Code permits access persons to trade in securities for their own accounts, subject to compliance with the Consolidated Code’s pre-clearance requirements (with certain exceptions). In addition, the Consolidated Code provides for trading “blackout periods” that prohibit trading by personnel within periods of trading by the fund in the same security. The Consolidated Code also prohibits short term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Brokerage Transactions

The Sub-Advisor trades securities for the Portfolio if it believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio’s investment objective. Changes in the Portfolio’s investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the Portfolio are made by its portfolio manager who is an employee of the Sub-Advisor. The portfolio managers may serve other clients of the Sub-Advisor in a similar capacity.

The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable result prices and in the most effective manner possible. The Sub-Advisor attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolio and other clients of the Sub-Advisor on the basis of factors such as their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions may be paid but the prices include a dealer’s markup or markdown), the Sub-Advisor normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Sub-Advisor on the tender of the Portfolio’s securities in so-called tender or exchange offers.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Advisor seeks for the Portfolio in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Sub-Advisor or the Portfolio or who have sold or are selling shares of the fund and other mutual funds distributed by the Distributor, subject to any applicable laws, rules and regulations.

The investment sub-advisory fee that the Advisor pays to the Sub-Advisor will not be reduced as a consequence of the Sub-Advisor’s receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Sub-Advisor, the Sub-Advisor would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

In certain instances there may be securities that are suitable as an investment for the Portfolio as well as for one or more of the Sub-Advisor’s other clients. Investment decisions for the Portfolio and for the Sub-Advisor’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the

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same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Portfolio. When purchases or sales of the same security for the Portfolio and for other portfolios managed by the Sub-Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

When selecting a broker-dealer to effect portfolio transactions on behalf of the Portfolio, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that the fund/Portfolio will benefit by the direction of orders of the fund/Portfolio to broker-dealers in consideration of those broker-dealers’ sales of the Scudder-branded, open-end funds in general.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolio in the purchase and sale of portfolio securities, options or futures transactions when, in the judgment of the Sub-Advisor, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers or futures commission merchants. As a broker for the Portfolio, Deutsche Bank AG or its affiliates may receive brokerage commissions or other transaction-related compensation from the Portfolio.

The Sub-Advisor may direct a portion of the Portfolio’s securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Portfolio to pay other unaffiliated service providers on behalf of the Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by the Portfolio are at the same rate paid to other brokers for effecting similar transactions. For the fiscal years ended August 31, 2003, 2002, and 2001 the Portfolio paid $152,054, $49,332 and $3,411 respectively.

For the fiscal year ended August 31, 2003:

Name of Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services	Dollar Amount of Transactions Allocated for Research Services
Scudder Japanese Equity Fund	0%	0%	$133,379	$93,761,863

The Portfolio is required to identify any securities of its “regular broker or dealers” (as such term is defined in the 1940 Act) that the Portfolio and fund has acquired during the most recent year. As of August 31, 2003, the Portfolio held the following securities of its regular broker dealers:

Value of Holdings	Name of Issuer
$889,000	Nikko Cordial Corp.
$742,000	Daiwa Securities Group, Inc.
$582,000	The Sumitomo Trust & Banking Co., Ltd.

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Portfolio Turnover

Although the Portfolio does not intend to invest for the purpose of seeking short-term profits, securities in the Portfolio will be sold whenever the Advisor believes it is appropriate to do so in light of the investment objectives of the fund and the Portfolio, without regard to the length of time a particular security may have been held. The portfolio turnover rate for the fiscal years ended August 31, 2003 and 2002 were 137% and 188%, respectively.

A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover of the Portfolio may exceed that of certain other mutual funds with the same investment objectives. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the fund tend to increase as the level of portfolio activity increases.

Underwriter

The Corporation, on behalf of Class S Shares of the fund, has an underwriting agreement with Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606 (the “Distributor”), a Massachusetts corporation, which is a subsidiary of the Advisor, a Delaware corporation. The Corporation’s underwriting agreement will remain in effect from year to year only if its continuance is approved annually by a majority of the members of the Board of Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the fund. The underwriting agreement of the fund was last approved by the Directors on August 20, 2003.

The Distributor currently offers shares of the fund on a continuous basis to investors in all states in which shares of the fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for Class S shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of the fund.

Transfer Agent and Dividend Disbursing Agent

Scudder Investments Service Company (“SISvC”) serves as transfer agent of the Corporation on behalf of the fund and the Portfolio pursuant to a transfer agency agreement. Under its transfer agency agreement with the Corporation, the Transfer Agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and causes to be distributed any dividends and distributions payable by the fund. The Transfer Agent may be reimbursed by the fund for its out-of-pocket expenses. Prior to December 16, 2002, Investment Company Capital Corp. (“ICCC”) acted as the fund’s transfer and dividend disbursing agent.

The fund pays the Transfer Agent a fee based on the size, type, and number of accounts and transactions made by shareholders. As compensation for these services, the fund pays the Transfer Agent a base fee of $4,162.40 per class;

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$14.26 for open accounts per account per year; and $2.30 for closed accounts per account per year, $3.66 for new accounts opened, $2.48 per account for Class B redemptions that incur CDSC, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended August 31, 2003, the amount charged to the fund by ICCC and SISvC aggregated $16,377. For the fiscal years ended August 31, 2002 and 2001, the fund paid fees of $10,763 and $56,095, respectively.

Pursuant to a sub-transfer agency agreement between the Transfer Agent and DST Systems, Inc. (“DST”), the Transfer Agent has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by the Transfer Agent, not by the fund.

Administrator

ICCC serves as Administrator of the fund. The Administrative Services Appendix to the Master Services Agreement provides that the Administrator, in return for its fee, will (a) supervise and manage all aspects of the fund’s operations, other than portfolio management and distribution; (b) provide the fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the fund’s Board of Directors; (c) provide the fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the fund’s Board of Directors; (d) supervise the operations of the fund’s transfer and dividend disbursing agent; and (e) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the fund’s shareholders and reports to and filings with the SEC and State Blue Sky authorities.

Under the Administrative Services Appendix to the Master Services Agreement, the fund pays ICCC an annual fee based on the fund’s average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals are paid monthly, at the annual rate of 0.15% of the fund’s average daily net assets.

The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the fund’s Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duties and obligations on the part of the Administrator.

For the fiscal years ended August 31, 2003, 2002 and 2001, the fund paid administrative fees of $56,680, $11,121, and $75,192, respectively.

Administrative Agent to the Portfolio

ICCC serves as Administrative Agent to the Portfolio. As Administrator, it (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budgets; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolios Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax returns; and (ix) maintains the investor register.

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Under the Administrative Services Appendix to the Master Services Agreement the Portfolio pays ICCC an annual fee based on the Portfolio’s average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals and paid monthly at the annual rate of 0.15% of the Portfolio’s average daily net assets.

The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the fund’s Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duties and obligations on the part of the Administrator.

For the fiscal years ended August 31, 2003, 2002 and 2001, the Portfolio paid administrative agent fees of $56,662, $16,503, and $50,000, respectively.

Custodian and Fund Accountant

Investors Bank & Trust Company (“IBT Co.”) is custodian for the securities and cash of the fund’s and the Portfolio’s assets. Foreign instruments purchased by the Portfolio are held by various sub-custodial arrangements employed by IBT Co. IBT Fund Services (Canada) Inc. (“IBT”) provides fund accounting services to the fund and the Portfolio including: (i) calculation of the daily net asset value for the fund and the Portfolio; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring the fund’s and Portfolio’s compliance with the requirements applicable to a regulated investment company under the Code. IBT Co. and IBT provides these services at the following annual rate of the average aggregate daily net assets of the Portfolio as specified below:

Maximum Custody and Accounting Fee*	Average Aggregate Daily Net Assets of the Portfolio
0.020 of 1%	on the first $200 million
0.015 of 1%	on the next $800 million
0.010 of 1%	on assets in excess of $1 billion

*	The custodian fee received for the Portfolio shall be at least $40,000.

For the fiscal years ended August 31, 2003, 2002 and 2001, IBT Co. and IBT were paid $23,117, $43,701 and $76,891, respectively, by the Portfolio as compensation for providing custody and accounting services.

Independent Accountants

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent accountant for the Corporation and Portfolios Trust. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for the fund or Portfolio, as the case may be.

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Legal Counsel

Willkie Farr & Gallagher LLP serves as counsel to the fund and the Portfolios Trust.

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PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in the fund’s shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the fund and its agents may occur. Shareholders (or their financial services firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

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Orders will be confirmed at a price based on the net asset value of the fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions in value that result solely from market activity will not trigger an annual fee or involuntary redemption. Shareholders with a combined household account balance in any of the Scudder funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days’ written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the fund’s transfer agent, SISvC (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of the fund’s shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

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Direct Distributions Program. Investors may have dividends and distributions automatically deposited to their predesignated bank account through Scudder’s Direct Distributions Program. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-SCUDDER for Class S shares. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Eligible Class S Investors. The following investors may purchase Class S shares of the fund:

1.	Existing shareholders of Class S shares of any Scudder fund as of December 29, 2000, and household members residing at the same address.

2.	Investors who owned Class S shares as of June 30, 2001 and household members residing at the same address may open new accounts in Class S of any Scudder fund.

3.	Any retirement, employee stock, bonus, pension or profit-sharing plan.

4.	Any participant who owns Class S shares of any Scudder fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan as of December 29, 2000 may, at a later date, open a new individual account in Class S of any Scudder fund.

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5.	Any participant who owns Class S shares of any Scudder fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies for individuals who begin their retirement plan investments with a Scudder fund at any time, including after December 29, 2000.

6.	Officers, Trustees and Directors, and full-time employees and their family members, of the fund, the Advisor and their affiliates.

7.	Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or Scudder Investor Services, Inc., and to the Portfolios of Scudder Pathway Series.

8.	Registered investment advisors (“RIAs”) may purchase Class S shares for any client that has an existing position in Class S shares of any Scudder fund as of June 30, 2001.

9.	Broker -dealers and RIAs may purchase Class S shares in comprehensive fee programs for any client that has an existing position in Class S shares of a Scudder fund as of June 30, 2001. In addition, a broker -dealer or RIA with a comprehensive fee program that at December 29, 2000 invested in Class S shares of Scudder funds as a fixed component of the program’s asset allocation model will continue to be eligible to purchase Class S shares on behalf of any client who invests in the program after June 30, 2001.

10.	Broker -dealers and RIAs may purchase Class S shares in mutual fund wrap fee programs for any client that has an existing position in Class S shares of a Scudder fund as of June 30, 2001. In addition, a broker -dealer with a mutual fund wrap program that invests in one or more Scudder funds as a fixed component of the program’s asset allocation model will be eligible to purchase Class S shares on behalf of any client who invests in such a program.

SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and members of their immediate families, members of the NASD and banks may, if they prefer, subscribe initially for at least $2,500 for Class S through Scudder Distributors, Inc. by letter, fax, or telephone.

Automatic Investment Plan. A shareholder may purchase additional shares of the fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

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Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other Scudder funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the NASD, and banks may open an account by wire by calling 1-800-SCUDDER for instructions. The investor must send a duly completed and signed application to the fund promptly. A subsequent purchase order for $10,000 or more that is not greater than four times an account value may be placed by telephone, fax, etc. by established shareholders (except by Scudder Individual Retirement Account (IRA), Scudder Horizon Plan, Scudder Profit Sharing and Money Purchase Pension Plans, Scudder 401(k) and Scudder 403(b) Plan holders), members of the NASD, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or Scudder mutual funds, employees, their spouses or life partners and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The fund also reserves the right to waive the minimum account balance requirement for employees and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

The fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without

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signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the fund for up to seven days if the fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the fund’s Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which the fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the fund’s shares at the offering price may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares, subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest fund dividends.

An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163 for Class S.

Redemption Fee. The redemption fee will not be applied to (a) a redemption of shares outstanding for one year or more; (b) shares purchased through certain Scudder retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans; provided, however, if such shares are purchased through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply (before purchasing shares, please check with your account representative concerning the availability of the fee waiver. In addition, this waiver does not apply to IRA and SEP-IRA accounts); (c) shares purchased through certain wrap fee programs; (d) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the fund); (e) a redemption of shares by the fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information; or (f) a redemption of shares due to the death of the registered shareholder of the fund account or due to the death of all registered shareholders of the fund account with more than one registered shareholder (i.e., joint tenant account), upon receipt by ICCC of appropriate written instructions and documentation satisfactory to ICCC. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held one year or more; and third, purchased shares held for less than one year.

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In-kind Redemptions. The fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Distribution In-kind. Certain changes in the Portfolio’s investment objectives, policies or restrictions, or a failure by the fund’s shareholders to approve a change in the Portfolio’s investment objectives or restrictions, may require withdrawal of the fund’s interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the fund having a less diversified portfolio of investments or adversely affect the fund’s liquidity, and the fund could incur brokerage, tax or other charges in converting the securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of Scudder or Deutsche money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. The Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash account Trust, Investors Municipal Cash Fund and Investors Cash Trusts are available on exchange. but only through a financial services firm having a services agreement with SDI. You may exchange form the following money market funds into the same class of a Scudder fund, if available, at net asset value, subject to the conditions detailed in each fund’s prospectus: Cash Management Fund Investment, Tax Free Money Fund Investment, New York Tax Free Money Fund Investment, Treasury Money Fund Investment, Money market Fund Investment, Cash Management Fund Institutional, Cash Reserves Fund Institutional and Treasury Money Fund Institutional.

Shares of a Scudder fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder fund, or from a Scudder or Deutsche money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder fund. Exchanges will be made automatically until the shareholder or the fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

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NET ASSET VALUE

The net asset value of shares of the fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “ official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors

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including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the bid prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures, contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

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Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the fund ‘s Board and overseen primarily by the fund ‘s Pricing Committee.

TAX INFORMATION

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the fund.

Taxation of the Fund. The fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the fund level. In order to qualify as a regulated investment company, the fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a)	The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

(b)

The fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies (such as the Portfolio), and other

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securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

(c)	The fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year the fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the fund during the prior calendar year. Although the fund’s distribution policies should enable it to avoid excise tax liability, the fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the fund.

Taxation of the Portfolio. The Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Portfolio intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Portfolio level. The Portfolio is subject to the same asset diversification and income distribution requirements applicable to the fund and as discussed above.

Taxation of fund distributions. Distributions from the fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital

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gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.

For taxable years beginning on or before December 31, 2008, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the Portfolio must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio, the fund must meet holding period and other requirements with respect to its shares of the Portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute “qualified dividend income,” the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the fund’s shares.

Only qualified dividend income received by the fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income, then 100% of the fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

All distributions by the fund result in a reduction in the net asset value of the fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless

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be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Dividends received deduction. It is not anticipated that dividends from domestic corporations will comprise a substantial part of the Portfolio’s gross income. If any such dividends constitute a portion of the Portfolio’s gross income, a portion of the income distributions of the fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends that so qualify. The dividends-received deduction is reduced to the extent the shares of the fund are treated as debt-financed under federal income tax law and is eliminated if either the fund shares or the dividend-paying shares are deemed to have been held by the the shareholder or the Portfolio, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. The fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Portfolio, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by the Portfolio in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Portfolio to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to the fund shareholders. However, the fund may elect to avoid the imposition of that tax. For example, the Portfolio may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Portfolio will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Portfolio also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Portfolio to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Portfolio’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

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Tax effects of certain transactions. The Portfolio’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Portfolio’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the fund to recognize taxable income in excess of any cash received from the investment.

Under current law, the fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the fund if either: (1) the Portfolio invests in real estate investment trusts (“REITs”) that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Portfolio may invest in REITs that hold residual interests in REMICs.

Other tax considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the fund may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund’s shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax rate on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

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Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

DIRECTORS AND OFFICERS

Officers and Board of Directors of the Corporation and Trustees of the Portfolios Trust

The overall business and affairs of the fund/Portfolio are supervised by its Board of Directors/Trustees. The Board approves all significant agreements between the fund/Portfolio and persons or companies furnishing services to the fund /Portfolio, including the fund’s/Portfolio’s agreements with its investment advisor, sub-advisor, administrator, distributor, custodian and transfer agent. The Board of Directors/Trustees and the executive officers are responsible for exercising the fund’s/Portfolio’s powers except those reserved for the shareholders and those assigned to the Advisor and Sub-Advisor or other service providers. Each Director/Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each Officer is annually elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Director/Trustee and officer of the fund. The first section of the table lists information for each Director who is not an “interested person” of the fund/Portfolio (as defined in the 1940 Act) (an “Independent Director”). Information for each Non-Independent Director (an “Interested Director”) follows. The Interested Directors are considered to be interested persons as defined by the 1940 Act because of their employment with either the fund’s/Portfolio’s advisors and/or underwriter or their affiliates. The mailing address for the Directors and Officers with respect to fund operations is One South Street, Baltimore, Maryland, 21202.

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Independent Directors

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Director since 1998	Chairman, Diligence LLC (international information-collection and risk-management firm (September 2002–present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991–1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985–1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998–February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996–June 2001) and Anchor Gaming (gaming software and equipment) (March 1999 –December 2001).	68

S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956–June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989–May 1992), Coutts (USA) International (January 1992–March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991–March 1999); General Partner, Pemco (investment company) (June 1979–June 1986).	66

Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, S.G. Cowen Mutual Funds (January 1985–January 2001), Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996–January 2000).	66

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Joseph R. Hardiman 5/27/37 Director since 2000	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998–January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987–1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985–1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976–1985).	66

Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000).	66

Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66

Rebecca W. Rimel 4/10/51 Director since 2000	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988–1994); Director, ISI Family of Funds (registered investment companies) (1997–1999) and Director, The Glenmede Trust Company (investment trust and wealth management) (1994–2002).	66

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Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987–1988); President, John Hancock Home Mortgage Corporation (1984–1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982–1986).	66

William N. Searcy 9/03/46 Director since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open–end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	66

Robert H. Wadsworth 1/29/40 Director since 1997

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999–June 2002); President, Investment Company Administration, L.L.C. (January 1992–July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990–January 2002); Vice President, Professionally Managed Portfolios (May 1991–January 2002) and Advisors Series Trust (October 1996–January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994–November1998).

*       Inception date of the corporation which was the predecessor to the L.L.C.

		69

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Interested Directors

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002, Director since 2000 and Chief Executive Officer	Managing Director, Deutsche Investment Management Americas Inc. (2003–present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer, Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); Formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992–1999).	201

Officers

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000–present); Vice President, Scudder Distributors, Inc. (December 2002–present). Formerly, Director, John Hancock Signature Services (1992–2000).

Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993–1998).

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Daniel O. Hirsch 3/27/54 Vice President since 2003 and Secretary since 2002	Managing Director, Deutsche Asset Management (2002–present) and Director, Deutsche Global Funds Ltd. (2002–present). Formerly, Director, Deutsche Asset Management (1999–2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Assistant General Counsel, United States Securities and Exchange Commission (1993–1998).

Brenda Lyons[5] 2/21/63 President since 2003	Managing Director, Deutsche Asset Management.

John Millette[5] 8/23/62 Assistant Secretary 2003–present	Director, Deutsche Asset Management

Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management (2002–present).

Caroline Pearson[5] 4/1/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management

Lucinda Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management

Kathleen Sullivan D’Eramo[5] 1/27/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management

[1]	Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
[2]	Length of time served represents the date that each Director or Officer first began serving in that position with Scudder Investors Funds, Inc. (formerly Deutsche Investors Funds, Inc.) of which this fund is a series.
[3]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

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[4]	Mr. Hale is a Director who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is President of ICCC, Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.
[5]	Address: Two International Place, Boston, Massachusetts.

Ownership in the Fund

The following table shows the ownership of the Directors as of December 31, 2002.

Director	Dollar Range of Beneficial Ownership in the Fund[1]	Aggregate Dollar Range of Ownership as of December 31, 2002 in all Funds Overseen or by Director in the Family of Investment Companies
Independent Directors
Richard R. Burt*	None	Over $100,000
S. Leland Dill	None	Over $100,000
Martin J. Gruber	None	Over $100,000
Joseph R. Hardiman*	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel*	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy	None	Over $100,000
Robert H. Wadsworth*	None	Over $100,000

Interested Director
Richard T. Hale	None	Over $100,000

*	The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.
[1]	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the director’s economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, over $100,000.

Neither the Corporation nor the Portfolios Trust requires employees, and none of the executive officers devotes full time to the affairs of the Corporation or Portfolios Trust or receives any compensation from the fund or the Portfolio.

Some of the Directors of the Corporation are customers of, and have had normal brokerage transactions with, Deutsche Bank Securities Inc. in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

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As of December 2, 2003, the Corporation’s Directors and Officers as a group owned less than 1% of the fund’s outstanding Class A, Class B, and Class C Shares.

Ownership in Securities of the Advisors and Related Companies

As reported to the fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2002. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the fund (including Deutsche Bank AG).

Independent Director	Owner and Relationship to Director	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Richard R. Burt		None
Joseph R. Hardiman		None
Rebecca W. Rimel		None
Robert H. Wadsworth		None
S. Leland Dill		None
Martin J. Gruber		None
Richard Herring		None
Graham E. Jones		None
Philip Saunders, Jr.		None
William N. Searcy		None

Board Committees. The current Board of Directors/Trustees was elected on August 16, 2002. The fund’s Board currently has the following committees:

Audit Committee: The Audit Committee selects the independent auditors for the fund, confers with the independent auditors regarding the fund’s financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit Committee are S. Leland Dill (Chairman) and all of the Non-Interested Directors. The Audit Committee met five times during the calendar year ended December 31, 2002.

Nominating and Governance Committee: The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Directors, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the last calendar year.

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Valuation Committee: The Valuation Committee is authorized to act for the Board of Directors in connection with the valuation of securities held by the fund’s portfolio in accordance with the fund’s Valuation Procedures. Messrs. Hale, Saunders and Wadsworth are members of the Valuation Committee with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Directors are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met four times during the most recent calendar year.

Additional Committees: On February 25, 2003, the Board of Directors organized a Fixed Income, Equity and Operations Committees. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the fund.

Members of the Board of Directors who are employees of the Advisor or its affiliates receive no direct compensation from the fund, although they are compensated as employees of the Advisor, or its affiliate, and as a result may be deemed to participate in fees paid by the fund. The following table shows compensation received by each Director from the fund and the Portfolios Trust and aggregate compensation from the fund Complex during the calendar year 2002.

Name of Director	Compensation from the Corporation and Portfolios Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Directors from the Corporation, Portfolios Trust and the Fund Complex[2,3,4]
Richard R. Burt	$61	$0	$124,500

S. Leland Dill[1]	$64	$0	$102,250

Martin J. Gruber[1]	$61	$0	$109,000

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Name of Director	Compensation from the Corporation and Portfolios Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Directors from the Corporation, Portfolios Trust and the Fund Complex[2,3,4]
Richard T. Hale	$0	$0	$0
Joseph R. Hardiman	$61	$0	$96,000
Richard J. Herring[1]	$61	$0	$99,750
Graham E. Jones[1]	$61	$0	$80,500
Louis E. Levy	$0	$0	$158,846
Eugene J. McDonald	$0	$0	$35,000
Rebecca W. Rimel	$61	$0	$96,000
Philip Saunders, Jr.[1]	$61	$0	$99,750
William N. Searcy[1]	$61	$0	$83,500
Truman T. Semans	$0	$0	$0
Carl W. Vogt	$0	$0	$146,346
James Cunnane	$0	$0	$17,964[4]
Harry Woolf	$0	$0	$28,379[4]
Alonzo Decker	$0	$0	$4,875[4]
Robert H. Wadsworth	$61	$0	$126,000

[1]	Elected Director of the fund effective July 30, 2002.
[2]	Of amounts payable to Ms. Rimel and Messrs. Burt, Hardiman, Levy, McDonald, Saunders, Vogt and Wadsworth, $88,611, $29,612, $52,058, $34,547, $34,547, $19,468, $29,612 and $29,612 respectively, was deferred pursuant to a deferred compensation plan.
[3]	During calendar year 2002, the total number of funds in the fund Complex was 201. During calendar year 2002, the total number of funds overseen by each Director was 84 except for Messrs. Burt (86 funds), Gruber (85 funds), Hale (198 funds), Hardiman (82 funds), Levy (81 funds), McDonald (28 funds), Semans (28 funds), Vogt (81 funds) and Wadsworth (87 funds).
[4]	During calendar year 2002, as former directors, James Cunnane, Harry Woolf and Alonzo Decker received from certain funds in the fund Complex $17,964 (deferred compensation), $28,379 ($19,500 Retirement Plan Payment and $9,057 deferred compensation) and $4,875 (Retirement Plan Payment), respectively.

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Certain funds in the fund Complex, including this fund, have adopted a Retirement Plan for Directors who are not employees of the Corporation, the Corporation’s Administrator or its respective affiliates (the “Retirement Plan”). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Mr. McDonald, 9 years; for Mr. Levy, 7 years; for Ms. Rimel and Mr. Vogt, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.

	Estimated Annual Benefits Payable By Fund Complex Upon Retirement
Years of Service	Chairmen of Audit and Executive Committees	Other Participants
6 years	$4,900	$3,900
7 years	$9,800	$7,800
8 years	$14,700	$11,700
9 years	$19,600	$15,600
10 years or more	$24,500	$19,500

Effective February 12, 2001, the Board of Directors of the Corporation, as well as each fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Directors. The amendments provided that no further benefits would accrue to any current or future directors and included a one-time payment of benefits accrued under the Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Director’s election, this one-time payment could be transferred into the Directors’ Deferred Compensation Plan, described below.

Any Director who receives fees from the Corporation is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Levy, McDonald, Burt, Wadsworth, Hardiman, Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

SHAREHOLDER RIGHTS AND BENEFICIAL OWNERSHIP INFORMATION

Voting Rights

Each share of the fund or class shall have equal rights with each other share of the fund or class with respect to the assets of the Corporation pertaining to that fund or class. Upon liquidation of the fund, shareholders of each class are entitled to share pro rata in the net assets of the fund available for distribution to their class.

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Shareholders of the fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in the fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation’s outstanding shares of all series entitled to vote.

The Corporation’s Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one-third of the shares outstanding and entitled to vote shall constitute a quorum at all meetings of shareholders of the fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation’s Articles of Incorporation provide that, at any meeting of shareholders of the fund or a Class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary also are deemed represented at the meeting for purposes of quorum requirements.

Whenever the Corporation is requested to vote on a matter pertaining to the Portfolio, the Corporation will vote its shares without a meeting of shareholders of the fund if the proposal is one that, if made with respect to the fund, would not require the vote of shareholders of the fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the fund and, at the meeting of investors in the Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the fund’s shareholders even if all fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolios Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

As of December 2, 2003, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

As of December 2, 2003, 1,554,617 shares in the aggregate, or 27.98% of the outstanding shares of Scudder Japanese Equity Fund, Class S were held in the name of Charles Schwab & Company, Inc., for the benefit of customers, 101 Montgomery Street, San Francisco, CA 94104-4122 who may be deemed to be the beneficial owner of certain of these shares.

As of December 2, 2003, 2,812,149 shares in the aggregate, or 50.61% of the outstanding shares of Scudder Japanese Equity Fund, Class S were held in the name of Deutsche Investment Management Americas, Inc., Japanese Equity Hedge Account, for the benefit of customers, 222 S. Riverside Plaza, Chicago, IL 60606-5808 who may be deemed to be the beneficial owner of these shares.

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Shareholders owning 25% or more of outstanding Shares may be in control of the fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

Interests in the Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolios Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

As used in this SAI and the Prospectuses, the term “majority of the outstanding voting securities” (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

In addition to selling beneficial interests to the fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio’s expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures.

The Declaration of Trust of the Portfolios Trust provides that the fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the fund in the Portfolio.

PROXY VOTING GUIDELINES

The fund has delegated proxy voting responsibilities to the Advisor, subject to the Board’s general oversight. The fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the fund, and the interests of the Advisor and its affiliates, including the fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

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•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board, or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

FINANCIAL INFORMATION

The Financial Statements including notes thereto for the fund for the period ended August 31, 2003 are incorporated herein by reference to the Annual Report to Shareholders of the Japanese Equity Fund, a series of Scudder Investors Funds, Inc. filed with the SEC, dated August 31, 2003.

1-WA/2083730.2	72

ADDRESSES

Japanese Equity Fund

One South Street

Baltimore, Maryland 21202

Investment Advisor to the Portfolio

Deutsche Asset Management, Inc.

280 Park Avenue

New York, New York 10017

Sub-Advisor to the Portfolio

Deutsche Asset Management (Japan) Limited (“DeAMJ)

Sanno Park Tower, 2-11-1

Nagata-Cho, Chiyoda-Ku

Tokyo, Japan 100-6173

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

Administrator

Investment Company Capital Corp.

One South Street

Baltimore, Maryland 21202

Transfer Agent and Dividend Disbursing Agent

Scudder Investment Services Company

222 South Riverside Plaza

Chicago, IL 60606

Custodian

Investors Bank & Trust Co.

200 Clarendon Street

Boston, Massachusetts 02116

Independent Accountants

PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave.

New York, NY 10019

1-WA/2083730.2	73

SCUDDER

INVESTMENTS

Classes A, B and C

Prospectus

January 1, 2004

Scudder Japanese Equity Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Contents

How the Fund Works

4	The Fund’s Main Investment Strategy

5	The Main Risks of Investing in the Fund

7	The Fund’s Performance History

9	How Much Investors Pay

10	Other Policies and Secondary Risks

12	Who Manages and Oversees the Fund

15	Financial Highlights

How to Invest in the Fund

19	Choosing a Share Class

25	How to Buy Shares

26	How to Exchange or Sell Shares

27	Policies You Should Know About

36	Understanding Distributions and Taxes

How the Fund Works

On the next few pages, you’ll find information about this fund’s investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you’ll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

	Class A	Class B	Class C

ticker symbol	FJEAX	FJEBX	FJECX
fund number	460	660	760

Scudder Japanese Equity Fund

The Fund’s Main Investment Strategy

The fund seeks high capital appreciation. The fund is a feeder fund in a master/feeder arrangement. The fund pursues its investment objective by investing substantially all of its assets in a master portfolio, the Japanese Equity Portfolio of Scudder Investors Portfolios Trust (the “Portfolio”), a separate mutual fund which has the same investment objective and policies as the fund.

Under normal circumstances, the fund, through the Portfolio, seeks to achieve its objective by investing at least 80% of its assets, at the time a security is purchased, in Japanese securities (securities issued by companies organized under the laws of Japan or their affiliates, or by a company that derives more than half of its revenues from Japan). The Portfolio invests primarily in common stocks of companies of any size, including up to 30% of net assets in smaller companies that are traded over-the-counter.

In choosing stocks, the portfolio managers rely most heavily on the following analytical disciplines:

Bottom-up research. The portfolio managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

OTHER INVESTMENTS The Portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the Portfolio may use futures and options, including sales of covered put and call options. The Portfolio may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market. (See “Other Policies and Secondary Risks” for more information.)

4    |    Scudder Japanese Equity Fund

Growth orientation. The portfolio managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

The portfolio managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio managers will normally sell a stock when they believe the issuer’s fundamental factors have changed, other investments offer better opportunities or when in the course of adjusting its emphasis on a given industry.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the return you receive from the fund, cause you to lose money or make the fund perform less well than other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform—in this case, the Japanese market. When Japanese stock prices fall, you should expect the value of your investment to fall as well. For example, Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990’s and the current economic condition remains uncertain. Japanese companies could be hurt by such factors as a failure to achieve economic recovery. To the extent that the fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns.

This fund is designed for individuals who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of companies in a particular foreign country or region.

Scudder Japanese Equity Fund    |    5

Foreign Investing Risk. Foreign stocks tend to be more volatile than their US counterparts, for reasons ranging from political, regulatory and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. Foreign accounting and reporting standards differ from those in the US and could convey less complete information when compared to information typically provided by US companies. On the whole, foreign exchanges are smaller and less liquid than the US market. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In addition, changing currency rates could add to the fund’s investment losses or reduce its investment gains.

Regional Focus Risk. Focusing on a single country or region involves increased currency, political, regulatory and other risks. Because the fund focuses its investments in a particular country and region, market swings in that country and region will be likely to have a greater effect on fund performance than they would in a more geographically diversified fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Other factors that could affect performance include:

■	the portfolio managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters

■	derivatives could produce disproportionate losses (see “Other Policies and Secondary Risks” for more information)

6    |    Scudder Japanese Equity Fund

The Fund’s Performance History

While a fund’s past performance (before and after taxes) isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund’s Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, returns would be lower. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Class B and C. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Scudder Japanese Equity Fund

Annual Total Returns (%) as of 12/31 each year	Class A

2003 Total Return as of September 30: 25.24%

For the periods included in the bar chart:

Best Quarter: 33.98%, Q4 1999	Worst Quarter: -21.35%, Q3 2001

Scudder Japanese Equity Fund    |    7

Average Annual Total Returns (%) as of 12/31/2002
	1 Year	5 Years	Since Inception

Class A*

Return before Taxes	-13.87	3.70	0.40

Return after Taxes on Distributions	-13.87	-0.87	-3.86

Return after Taxes on Distributions and Sale of Fund Shares	-8.52	2.28	-0.34

Index (reflects no deductions for fees, expenses or taxes)	-9.50	-4.62	-7.52

Class B**	-11.86	—	5.34

Index (reflects no deductions for fees, expenses or taxes)	-9.50	—	-2.27

Class C***	-10.21	—	-21.33

Index (reflects no deductions for fees, expenses or taxes)	-9.50	—	-23.34

Index: The Tokyo Stock Exchange Stock Price Index (“TOPIX”) is an unmanaged capitalization weighted measure (adjusted in US dollars) of all shares listed on the first section of the Tokyo Stock Exchange.

*	Inception Date for Class A was October 20, 1997. Index comparisons begin on October 31, 1997.

**	Inception Date for Class B was August 10, 1998. Index comparisons begin on August 31, 1998.

***	Inception Date for Class C was May 31, 2000. Index comparisons begin on May 31, 2000.

Total returns from inception through 2003 would have been lower if operating expenses hadn’t been reduced.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

The Return after Taxes on Distributions assumes that an investor holds shares at the end of the period. The number only represents the fund’s taxable distributions, not a shareholder’s gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund’s taxable distributions and a shareholder’s gain or loss from selling fund shares.

8    |    Scudder Japanese Equity Fund

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

Fee Table	Class A	Class B	Class C

Shareholder Fees, paid directly from your investment

Maximum Cumulative Sales Charge (Load)	5.75%	4.00%	2.00%

Maximum Sales Charge (Load) Imposed on Purchases (% of offering price)	5.75%	None	1.00%

Maximum Contingent Deferred Sales Charge (Load) (% of redemption proceeds)	None[1]	4.00%	1.00%

Redemption/Exchange Fee, on shares owned less than 60 days (% of amount redeemed)	2.00%	None	None

Annual Operating Expenses, deducted from fund assets[2]

Management Fee	0.85%	0.85%	0.85%

Distribution (12b-1) Fee	0.25	0.75	0.75

Other Expenses[3]	1.29	1.54	1.54

Total Annual Operating Expenses	2.39	3.14	3.14

Less Fee Waiver/Expense Reimbursements[4]	0.99	0.99	0.99

Total Net Annual Operating Expenses	1.40	2.15	2.15

[1]	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see “Policies You Should Know About – Policies about transactions”) may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

[2]	Annual operating expenses reflect the expenses of both the fund and the Portfolio, the master fund in which the fund invests its assets.

[3]	Includes a 0.25% shareholder servicing fee for Class B and Class C shares.

[4]	The advisor has contractually agreed to waive a portion of its fees and reimburse expenses of the fund and the Portfolio through December 31, 2004 to the extent necessary to maintain the fund’s total operating expense ratios (excluding extraordinary expenses) at the levels indicated as “Total Net Annual Operating Expenses.”

Based on the costs above (including one year of capped expenses) this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years

Expenses, assuming you sold your shares at the end of each period

Class A shares	$709	$1,188	$1,693	$3,073

Class B shares	618	1,176	1,759	3,045

Class C shares	416	967	1,643	3,446

Expenses, assuming you kept your shares

Class A shares	$709	$1,188	$1,693	$3,073

Class B shares	218	876	1,559	3,045

Class C shares	316	967	1,643	3,446

Scudder Japanese Equity Fund    |    9

Other Policies and Secondary Risks

While the previous pages describe the main points of the fund’s strategy and risks, there are a few other issues to know about:

Other policies

■	The Board cannot change the fund’s goal without shareholder approval. In addition, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the fund’s policy of investing at least 80% of its assets in Japanese securities.

■	The fund may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

■	As a temporary defensive measure, the fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but would mean the fund would not be pursuing its goal. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

■	The fund’s equity investments are mainly common stocks, but may also include preferred stocks and other securities with equity characteristics, such as convertible securities and warrants.

■	The fund may use hedging transactions to attempt to reduce specific risks. For example, to protect the fund against circumstances that would normally cause the fund’s portfolio securities to decline in value, the fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The fund’s ability to hedge may be limited by the costs of the derivatives contracts. The fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the fund, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

10    |    Other Policies and Secondary Risks

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund cannot sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and potential losses that it could have avoided if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the fund.

If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Other Policies and Secondary Risks    |    11

Who Manages and Oversees the Fund

The fund is a “feeder fund” that invests substantially all of its assets in the Japanese Equity Portfolio. The fund and the Portfolio have the same investment objective. The Portfolio accepts investments from other feeder funds. A feeder fund bears the Portfolio’s expenses in proportion to its assets. Each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This arrangement allows the fund’s Directors to withdraw the fund’s assets from the Portfolio if they believe doing so is in the shareholders’ best interests. If the Directors withdraw the fund’s assets, they would then consider whether the fund should hire its own investment advisor, invest in a different master portfolio, or take other action.

Investment Advisor to the Portfolio. Deutsche Asset Management, Inc. (“DeAM, Inc.” or the “advisor”) is the Portfolio’s advisor. The address for the advisor is 280 Park Avenue, New York, New York 10017. Under the supervision of the Board of Directors, DeAM, Inc. is responsible for managing the Portfolio’s assets, including buying and selling portfolio securities. DeAM, Inc. is also the investment advisor to other mutual funds in the Scudder Investments family of funds.

Investment Sub-Advisor to the Portfolio. The advisor has delegated daily management of the Portfolio’s assets to the sub-advisor, Deutsche Asset Management (Japan) Limited, Sanno Park Tower, 2-11-1 Nagatacho, Chiyoda-ku, Tokyo, Japan 100-6173 (“DeAMJ”).

12    |    Who Manages and Oversees the Fund

The advisor receives a management fee of 0.85% based on the average daily net assets of the Portfolio. The advisor pays the sub-advisor a portion of this fee. As a result of a fee waiver, the fund paid no management fees to the advisor during the most recent fiscal year.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. and DeAMJ are indirect wholly-owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Who Manages and Oversees the Fund    |    13

The portfolio managers

The following people are responsible for the management of the fund. Mr. Kashiwazaki is the fund’s Portfolio Manager and is responsible for the day-to-day management of the fund. Mr. Lenihan and Mr. Griffen act as consultants, and are principally responsible for developing and recommending a model portfolio that is implemented by Mr. Kashiwazaki.

Kuniyuki Kashiwazaki

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

■Joined Deutsche Asset Management in 2001.

■Over 13 years combined investment experience in equities and bonds.

■Previously served as a Pan-European equity fund manager and later a US equity fund manager for Aozora Asset Management (formerly known as NCB Investment Management) for the four years prior to joining Deutsche Asset Management.

■MBA, Stanford University, Chartered Financial Analyst.

Timothy Griffen

Chief Investment Officer of Deutsche Trust Bank and Consultant to the Portfolio Manager of the fund.

■Joined Zurich Scudder Investments’ Tokyo office in 2001, and Deutsche Trust Bank in 2002.

■Over 17 years of investment industry experience.

■Previously served as a portfolio manager responsible for investing in Japan and Pacific Basin for Draycott Partners for the six years prior to joining Deutsche Asset Management.

■MBA, University of South Carolina.

Sean Lenihan

Director of Deutsche Trust Bank and Lead Consultant to the Portfolio Manager of the fund.

■Joined Zurich Scudder Investments’ Tokyo office in 2001, and Deutsche Trust Bank in 2002.

■Over 16 years of investment experience in Japanese equities.

■Previously served as a Japanese large cap equity analyst and later a Japanese small-medium cap fund manager/analyst for Schroder Investment Management (Japan) Ltd. for the seven years prior to joining Deutsche Trust Bank.

14    |    Who Manages and Oversees the Fund

Financial Highlights

These tables are designed to help you understand the fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “Shareholder reports” on the back cover).

Scudder Japanese Equity Fund — Class A

Years Ended August 31,	2003	2002	2001	2000	1999

Selected Per Share Data

Net asset value, beginning of period	$7.83	$9.47	$19.85	$20.12	$9.85

Income (loss) from investment operations:

Net investment income (loss)	(.05)[a]	(.06)[a]	(.12)[a]	(.28)	—	[b]

Net realized and unrealized gain (loss) on investment transactions	.69	(.55)	(6.12)	5.82	10.27

Total from investment operations	.64	(.61)	(6.24)	5.54	10.27

Less distributions from:

Net investment income	—	(1.03)	—	—	—

Net realized gains on investment transactions	—	—	(4.14)	(5.81)	—

Total distributions	—	(1.03)	(4.14)	(5.81)	—

Redemption fees	— [b]	— [b]	—	—	—

Net asset value, end of period	$8.47	$7.83	$9.47	$19.85	$20.12

Total Return (%)[c]	8.17	(6.44)	(37.79)	25.57	104.26

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ thousands)	9,773	581	1,207	3,262	11,010

Ratio of expenses before expense reductions, including expenses allocated from the Japanese Equity Portfolio (%)	2.39	8.06	7.66	4.32	5.88

Ratio of expenses after expense reductions, including expenses allocated from the Japanese Equity Portfolio (%)	1.40	1.60	1.60	1.60	1.60

Ratio of net investment income (loss) (%)	(.70)	(.89)	(.88)	(1.23)	(1.29)

[a]	Based on average shares outstanding during the period.

[b]	Amount is less than $.01.

[c]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

Financial Highlights    |    15

Scudder Japanese Equity Fund — Class B

Years Ended August 31,	2003	2002	2001	2000	1999

Selected Per Share Data

Net asset value, beginning of period	$10.83	$12.47	$24.85	$24.58	$12.11

Income (loss) from investment operations:

Net investment income (loss)	(.16)[a]	(.19)[a]	(.27)[b]	(.63)	(.12)

Net realized and unrealized gain (loss) on investment transactions	.96	(.67)	(7.97)	6.71	12.59

Total from investment operations	.80	(.86)	(8.24)	6.08	12.47

Less distributions from:

Net investment income	—	(.78)	—	—	—

Net realized gains on investment transactions	—	—	(4.14)	(5.81)	—

Total distributions	—	(.78)	(4.14)	(5.81)	—

Redemption fees	— *	— *	—	—	—

Net asset value, end of period	$11.63	$10.83	$12.47	$24.85	$24.58

Total Return (%)[b]	7.39	(6.92)	(38.32)	22.66	102.97

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ thousands)	2,859	2,488	3,134	5,621	4,604

Ratio of expenses before expense reductions, including expenses allocated from the Japanese Equity Portfolio (%)	3.14	8.91	8.70	5.35	14.99

Ratio of expenses after expense reductions, including expenses allocated from the Japanese Equity Portfolio (%)	2.15	2.35	2.35	2.35	2.35

Ratio of net investment income (loss) (%)	(1.45)	(1.64)	(1.62)	(1.90)	(1.74)

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

*	Amount is less than $.01.

16    |    Financial Highlights

Scudder Japanese Equity Fund — Class C

Years Ended August 31,	2003	2002	2001	2000[a]

Selected Per Share Data

Net asset value, beginning of period	$10.82	$12.48	$24.85	$24.10

Income (loss) from investment operations:

Net investment income (loss)	(.16)[b]	(.20)[b]	(.26)[b]	(.04)

Net realized and unrealized gain (loss) on investment transactions	.97	(.68)	(7.97)	.79

Total from investment operations	.81	(.88)	(8.23)	.75

Less distributions from:

Net investment income	—	(.78)	—	—

Net realized gains on investment transactions	—	—	(4.14)	—

Total distributions	—	(.78)	(4.14)	—

Redemption fees	—[d]	—[d]	—	—

Net asset value, end of period	$11.63	$10.82	$12.48	$24.85

Total Return (%)[c]	7.49	(7.09)	(38.27)	3.11	**

Ratios to Average Net Assets and Supplemental Data

Net assets, end of period ($ thousands)	1,325	77	281	110

Ratio of expenses before expense reductions, including expenses allocated from the Japanese Equity Portfolio (%)	3.14	8.59	8.92	8.74	*

Ratio of expenses after expense reductions, including expenses allocated from the Japanese Equity Portfolio (%)	2.15	2.35	2.35	2.35	*

Ratio of net investment income (loss) (%)	(1.45)	(1.64)	(1.70)	(2.07	)*

[a]	For the period from May 31, 2000 (commencement of sales of Class C shares) to August 31, 2000.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.

[d]	Amount is less than $.01.

*	Annualized

**	Not annualized

Financial Highlights    |    17

How to Invest in the Fund

The following pages tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account using the method that’s most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus describes three share classes for the fund. Each class has its own fees and expenses, offering you a choice of cost structures. The fund offers another share class separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you. You may want to ask your financial advisor to help you with this decision.

Because distribution (12b-1) fees for each class are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than other types of sales charges.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

Classes and features	Points to help you compare

Class A ■Sales charges of up to 5.75% when you buy shares ■In most cases, no charges when you sell shares ■Up to 0.25% annual distribution fee	■Some investors may be able to reduce or eliminate their sales charges; see next page ■Total annual expenses are lower than those for Class B or Class C

Class B

■No charges when you buy shares

■Deferred sales charge declining from 4.00%, charged when you sell shares you bought within the last six years

■0.75% annual distribution fee and 0.25% shareholder servicing fee

■The deferred sales charge rate falls to zero after six years ■Shares automatically convert to Class A after six years, which means lower annual expenses going forward

Class C

■Sales charges of 1.00%, charged when you buy shares

■Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year

■0.75% annual distribution fee and 0.25% shareholder servicing fee

■The deferred sales charge rate is lower than Class B, but your shares never convert to Class A, so annual expenses remain higher

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

Choosing a Share Class    |    19

Class A shares

Class A shares have a 12b-1 plan, under which a distribution fee of up to 0.25% is deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares have a sales charge that varies with the amount you invest:

Your investment	Sales charge as a % of offering price*	Sales charge as a % of your net investment

Up to $50,000	5.75%	6.10%

$50,000–$99,999	4.50	4.71

$100,000–$249,999	3.50	3.63

$250,000–$499,999	2.60	2.67

$500,000–$999,999	2.00	2.04

$1 million or more	See below and next page

*	The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

■	you plan to invest at least $50,000 over the next 24 months (“letter of intent”)

■	the amount of shares you already own (including shares in certain other funds) plus the amount you’re investing now is at least $50,000 (“cumulative discount”)

■	you are investing a total of $50,000 or more in several funds at once (“combined purchases”)

The point of these three features is to let you count your investments made at other times and in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category in the table above, it’s generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial advisor.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

20    |    Choosing a Share Class

You may be able to buy Class A shares without sales charges when you are:

■	reinvesting dividends or distributions

■	investing through certain workplace retirement plans

■	participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

■	exchanging an investment in Class A shares of another fund for an investment in the fund

■	a current or former director or trustee of the Deutsche or Scudder mutual funds

■	an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you’re investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them (“Large Order NAV Purchase Privilege”). This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Choosing a Share Class    |    21

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class B shares also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares	CDSC on shares you sell

First year	4.00%

Second or third year	3.00

Fourth or fifth year	2.00

Sixth year	1.00

Seventh year and later	None (automatic conversion to Class A)

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

While Class B shares don’t have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Class B shares may make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher expenses.

22    |    Choosing a Share Class

Class C shares

Class C shares have a 12b-1 plan under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares also deduct a 0.25% shareholder servicing fee from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

Class C shares also have an up-front sales charge of 1.00%

Front-end Sales Charge as a % of offering price*	Front-end Sales Charge as a % of your net investment

1.00%	1.01%

*	The offering price includes the sales charges.

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

■	Additional purchases of Class C shares made in an existing account by existing Class C shareowners as of January 31, 2003;

■	Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

■	Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the advisor and/or the distributor;

■	Purchases of Class C shares through certain retirement plans which have entered into an agreement with the advisor and/or the distributor; and

■	Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the advisor and/or the distributor.

Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible for an up-front sales charge waiver.

Choosing a Share Class    |    23

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

Year after you bought shares	CDSC on shares you sell

First year	1.00%

Second year and later	None

This CDSC is waived under certain circumstances (see “Policies You Should Know About”). Your financial advisor or Shareholder Services can answer your questions and help you determine if you’re eligible.

Because Class C shares have an up-front sales charges and higher annual expenses, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them, or who aren't certain of their investment time horizon.

24    |    Choosing a Share Class

How to Buy Shares

Once you’ve chosen a share class, use these instructions to make investments.

First investment	Additional investments

$1,000 or more for regular accounts $500 or more for IRAs	$50 or more for regular accounts and IRA accounts $50 or more with an Automatic Investment Plan

Through a financial advisor ■Contact your advisor using the method that’s most convenient for you	■Contact your advisor using the method that’s most convenient for you

By mail or express mail (see below) ■Fill out and sign an application ■Send it to us at the appropriate address, along with an investment check

■Send a check made out to “Scudder Funds” and a Scudder investment slip to us at the appropriate address below

■If you don’t have an investment slip, simply include a letter with your name, account number, the full name of the fund and the share class and your investment instructions

By wire ■Call (800) 621-1048 for instructions	■Call (800) 621-1048 for instructions

By phone Not available	■Call (800) 621-1048 for instructions

With an automatic investment plan Not available	■To set up regular investments from a bank checking account, call (800) 621-1048

On the Internet Not available	■Call (800) 621-1048 to establish Internet access ■Go to www.scudder.com and log in ■Follow the instructions for buying shares with money from your bank account

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356

Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO 64121-9154

Express, registered or certified mail:

Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

How to Buy Shares    |    25

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

Exchanging into another fund	Selling shares

$1,000 or more to open a new account ($500 for IRAs) $50 or more for exchanges between existing accounts	Some transactions, including most for over $100,000, can only be ordered in writing with a signature guarantee; if you’re in doubt, see page 30

Through a financial advisor ■Contact your advisor by the method that’s most convenient for you	■Contact your advisor by the method that’s most convenient for you

By phone or wire ■Call (800) 621-1048 for instructions	■Call (800) 621-1048 for instructions

By mail, express mail or fax

(see previous page)

Write a letter that includes:

■the fund, class and account number you’re exchanging out of

■the dollar amount or number of shares you want to exchange

■the name and class of the fund you want to exchange into

■your name(s), signature(s) and address, as they appear on your account

■a daytime telephone number

Write a letter that includes:

■the fund, class and account number from which you want to sell shares

■the dollar amount or number of shares you want to sell

■your name(s), signature(s) and address, as they appear on your account

■a daytime telephone number

With an automatic exchange plan ■To set up regular exchanges from a fund account, call (800) 621-1048	Not available

With an automatic withdrawal plan Not available	■To set up regular cash payments from a fund account, call (800) 621-1048

On the Internet ■Call (800) 621-1048 to establish Internet access ■Go to www.scudder.com and log in ■Follow the instructions for making on-line exchanges	■Call (800) 621-1048 to establish Internet access ■Go to www.scudder.com and log in ■Follow the instructions for making on-line redemptions

26    |    How to Exchange or Sell Shares

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees separate from those charged by the fund.

In either case, keep in mind that the information in this prospectus applies only to the fund’s Class A, Class B and Class C shares. The fund has another share class, which is described in a separate prospectus and which has different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

Policies You Should Know About    |    27

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by the fund then we may reject your application and order.

The fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

The fund generally will not accept new account applications to establish an account with a non-U.S. address (AFO/FPO and U.S. territories are acceptable) or for a non-resident alien.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you’ll generally receive the dividend for the day on which your shares were sold.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

28    |    Policies You Should Know About

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone and electronic transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of the fund for 15 days before we process the order for the other fund particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

The fund accepts payment for shares only in US dollars by check, by bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that the fund cannot accept cash, money orders, starter checks, traveler’s checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

Policies You Should Know About    |    29

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature—a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can’t get a signature guarantee from a notary public, and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares (less any initial sales charge) or what you are selling them for—whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one fund into another don’t affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

30    |    Policies You Should Know About

There are certain cases in which you may be exempt from a CDSC. These include:

■	the death or disability of an account owner (including a joint owner)

■	withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

■	withdrawals related to certain retirement or benefit plans

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

■	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

■	for Class A shares purchased through the Large Order NAV Purchase Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the fund’s distributor, that the dealer waives the applicable commission

■	for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

The fund may charge a short-term redemption fee equal to 2.00% of the net asset value of Class A shares redeemed (either by selling the shares or exchanging into another fund) within 60 days of purchase. This fee compensates the fund for expenses directly related to short-term redemption of Class A shares, discourages short-term investments in Class A shares and facilitates portfolio management.

The short-term redemption fee is withheld from redemption proceeds. This fee is not a deferred sales charge and is not a commission. The fee is paid to the

Policies You Should Know About    |    31

fund. The short-term redemption fee does not apply to:

■	shares acquired through reinvestment of dividends and other distributions;

■	shares of the fund in an account which is closed by us because the account fails to meet minimum balance requirements;

■	shares held by certain 401(k) plans, similar individual account plans or profit sharing plans;

■	shares purchased by accounts opened pursuant to “black box wrap fee programs” that have been preapproved by the fund’s Distributor. Black box wrap fee programs are discretionary accounts/programs where the investment decisions are made at the firm level; and

■	shares acquired by an exchange of shares of The Japan Fund, Inc. prior to December 31, 2002.

The short-term redemption fee may apply to Class A shares held through certain omnibus accounts and retirement plans. With regard to these accounts and plans, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee in the future. The fund will make this determination after considering, among other things, the fund’s costs of processing redemptions from these accounts or plans. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The fund will use the “first-in, first-out” method to determine your holding period of Class A shares for purposes of the short-term redemption fee. If you have purchased shares at various times, the shares held the longest will be redeemed first for the purposes of determining whether or not the redemption fee will be applied. If your holding period is less than 60 days for any of the shares you are redeeming or exchanging, the short-term redemption fee will be assessed on the net asset value of those shares calculated at the time the redemption is effected.

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the “reinstatement feature.” With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for

32    |    Policies You Should Know About

purposes of sales charges it will be treated as if it had never left Scudder. You’ll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won’t be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your investment provider.

How the fund calculates share price

To calculate net asset value per share or NAV, each share class uses the following equation:

TOTAL ASSETS – TOTAL LIABILITIES	=	NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A and Class C shares it will be adjusted to allow for any applicable sales charges (see “Choosing a Share Class”).

The price at which you sell shares is also the NAV, although for Class B and Class C investors, a CDSC may be taken out of the proceeds (see “Choosing a Share Class”). For Class A investors, a 2.00% redemption fee is charged on shares owned less than 60 days of purchase. The short-term redemption fee may apply to Class A shares held through certain omnibus accounts and retirement plans. With regard to these accounts and plans, the fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term

Policies You Should Know About    |    33

redemption fee in the future. The fund will make this determination after considering, among other things, the fund’s costs of processing redemptions from these accounts or plans. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by the fund’s Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that the fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn’t price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

■	withdraw or suspend the offering of shares at any time

■	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

■

close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days’ notice so you can either increase your balance or close your account (these policies don’t apply to most retirement accounts, if you have an automatic investment plan, to investors with $100,000 or more in Scudder

34    |    Policies You Should Know About

fund shares or in any case, where a fall in share price created the low balance)

■	reject a new account application if you don’t provide any required or requested identifying information or for other reasons

■	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and /or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

■	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges or redemption fees); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

■	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

■	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

■	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists hat prevents the fund from disposing of its portfolio securities or pricing its shares

Policies You Should Know About    |    35

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a distribution for a given period.

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The fund intends to pay dividends and distributions to its shareholders annually in December and if necessary may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested without sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

36    |    Understanding Distributions and Taxes

The tax status of the fund earnings you receive and your own fund transactions generally depends on their type:

Generally taxed at capital gains rates:	Generally taxed at ordinary income rates:

Distributions from the fund ■gains from the sale of securities held by the fund for more than one year ■qualified dividend income	■gains from the sale of securities held by the fund for one year or less ■all other income

Transactions involving fund shares ■gains from selling fund shares held for more than one year	■gains from selling fund shares held for one year or less

Any investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s yield on those securities would be decreased. Shareholders generally should be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions.

For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include interest from fixed-income securities. In addition, the fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares for the lower rates to apply.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under “Tax Information.”

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain

Understanding Distributions and Taxes    |    37

details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before the fund pays a dividend, you’ll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don’t need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

38    |    Understanding Distributions and Taxes

Notes

For More Information

Shareholder reports — These include commentary from the fund’s management team about recent market conditions and the effects of the fund’s strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically at least semi-annually.

Statement of Additional Information (SAI) — This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 942-8090.

Scudder Investments

222 South Riverside Plaza

Chicago, IL 60606-5808

www.scudder.com

(800) 621-1048

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606-5808

SEC

Public Reference Section Washington, D.C. 20549-0102

www.sec.gov

(202) 942-8090

Scudder Japanese Equity Fund	CUSIP #
Class A Shares	81116R-408
Class B Shares	81116R-507
Class C Shares	81116R-507

811–08227

Printed on recycled paper.    (01/01/04)  SJEF-1

STATEMENT OF ADDITIONAL INFORMATION

January 1, 2004

SCUDDER INVESTORS FUNDS, INC.

Scudder Japanese Equity Fund (formerly Flag Investors Japanese Equity Fund) — Classes A, B and C

Scudder Investors Funds, Inc. (the “Corporation”) is an open-end, management investment company that offers investors a selection of investment portfolios, each having separate and distinct investment objectives and policies. This Statement of Additional Information (“SAI”) provides supplementary information pertaining to the Scudder Japanese Equity Fund (the “fund”).

Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the fund seeks to achieve its investment objective through a master-feeder investment fund structure, by investing all of its investable assets in the Japanese Equity Portfolio (the “Portfolio”), a series of the Scudder Investors Portfolios Trust, a diversified open-end management investment company (or series thereof) having the same investment objective as the fund (“Portfolios Trust”).

The fund’s Classes A, B and C Prospectus, dated January 1, 2004 (the “Prospectus”), as it may be amended, revised or supplemented from time to time, provides the basic information investors should know before investing. This SAI, which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the fund and the Portfolio and should be read only in conjunction with the Prospectus. You may request a copy of the Prospectus or a copy of this SAI, free of charge by written request at the address, or by calling the telephone number, listed below. This SAI is not an offer of any fund for which an investor has not received a Prospectus. Capitalized terms not otherwise defined in this SAI have the meanings given to them in the fund’s Prospectus. The financial statements for the fund for the fiscal year ended August 31, 2003 (audited) are incorporated herein by reference to the Annual Report to shareholders for the fund and the Portfolio dated August 31, 2003 (audited). A copy of the fund’s Annual Report may be obtained without charge by written request at the address, or by calling the telephone number, listed below.

SCUDDER DISTRIBUTORS, INC. (“SDI”)

222 South Riverside Plaza

Chicago, IL 60606

TOLL-FREE 1-800-621-1048

i

GENERAL INFORMATION AND HISTORY

Scudder Investors Funds, Inc., formerly Deutsche Investors Funds, Inc. and Flag Investors Funds, Inc. (the “Corporation”), is an open-end management investment company. Prior to May 19, 2003, the Corporation was known as Deutsche Investors Funds, Inc. Prior to March 15, 2001, the Corporation was known as Flag Investors Funds, Inc. Prior to January 18, 2000, the Corporation was known as Deutsche Funds, Inc. Prior to May 5, 1998, the Corporation was known as Deutsche Family of Funds, Inc. The Corporation currently offers three funds.

Scudder Investors Portfolios Trust (formerly Deutsche Investors Portfolios Trust (prior to May 19, 2003) and Flag Investors Portfolios Trust (prior to May 7, 2001) and prior to January 18, 2000 known as Deutsche Portfolios (“Portfolios Trust”) is an open-end, management investment company that is organized as a trust under the laws of the State of New York. The Portfolios Trust is currently comprised of two portfolios.

Important information concerning the Corporation and the fund is included in the fund’s Prospectus, which may be obtained without charge from the fund’s distributor (the “Distributor”). The Prospectus may also be obtained from Shareholder Service Agents. Some of the information required to be in this Statement of Additional Information is also included in the fund’s current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the fund and its business that is contained in the Registration Statement for the fund and its Shares filed with the Securities and Exchange Commission (the “SEC”). Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

The Corporation was incorporated under the laws of the State of Maryland on May 22, 1997. The Corporation filed a registration statement with the SEC registering itself as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and its Shares under the Securities Act of 1933, as amended (the “1933 Act”).

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objective

The following is a description of the Japanese Equity Portfolio’s investment objective. The Portfolio’s investment objective and the investment objective of the feeder fund are the same. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

The investment objective of the Japanese Equity Portfolio (the “Portfolio”) is to seek high capital appreciation.

The Portfolio seeks to achieve its objective by investing primarily in Japanese securities (including American Depository Receipts), as described below. Under normal conditions, the Portfolio will invest at least 80% of its assets, plus any borrowings for investment purposes, in Japanese equity securities, that is, equity securities issued by entities that are organized under the laws of Japan (“Japanese companies”), securities of affiliates of Japanese companies, wherever organized and traded, and securities of issuers not organized under the laws of Japan but deriving 50% or more of their revenues from Japan. In doing so, the Portfolio’s investments in Japanese securities will be primarily in common stocks of Japanese companies. However, the Portfolio may also invest in other equity securities issued by Japanese entities, such as warrants and convertible debentures, and in debt securities, such as those of the Japanese government and of Japanese companies, when the Portfolio’s advisor or sub-advisor (the “Advisor”) believes the potential for capital appreciation from investment in debt securities equals or exceeds that available from investment in equity securities.

The Portfolio may invest in a broad range of fixed income securities of all maturities; however, the Portfolio may invest up to 20% of its total assets in cash or in short-term government or other short-term prime obligations in order to have funds readily available for general corporate purposes, including the payment of operating expenses, dividends and redemptions, or the investment in securities through exercise of rights or otherwise, or in repurchase agreements in order to earn income for periods as short as overnight. Where the Advisor determines that market or economic conditions so warrant, the fund may, for temporary defensive purposes, invest up to 100% of its total assets in cash and cash equivalents. For instance, there may be periods when changes in market or other economic conditions, or in political conditions, will make advisable a reduction in equity positions and increased commitments in cash or corporate debt securities, whether or not Japanese, or in the obligations of the government of the United States or of Japan or of other governments. To the extent this happens, the fund will not be pursuing its objective of high capital appreciation.

The Portfolio may also invest up to 30% of its net assets in the equity securities of Japanese companies that are traded in an over-the-counter market rather than listed on a securities exchange. These are generally securities of relatively small or little-known companies that the Portfolio’s Advisor believes have above-average earnings growth potential. Securities that are traded over-the-counter may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, in a relatively short time period, the Portfolio may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies, which are often traded on a national securities exchange.

The Portfolio purchases and holds securities that the Advisor believes have the potential for long-term capital appreciation; investment income is a secondary consideration in the selection of portfolio securities. It is not the policy of the fund to trade in securities or to realize gain solely for the purpose of making a distribution to its shareholders.

It is not the policy of the Portfolio to make investments for the purpose of exercising control over management or that would involve promotion or business management or that would subject the fund to unlimited liability.

INVESTMENT POLICIES

The fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the fund. The principal investment strategies of the Portfolio and the fund, and the risks associated with these strategies, are described in the fund’s prospectus. Additional information is provided below. The fund may withdraw its investments from the Portfolio at any time the Board of Directors of the Corporation determines that it is in the best interest of the fund to do so. The investment characteristics of the fund will correspond directly to those of the Portfolio. Any percentage limitation on the Portfolio’s ability to invest in debt securities will not be applicable during periods when the Portfolio pursues a temporary defensive strategy as discussed below. The Portfolio is not obligated to pursue any of these strategies and does not represent that these techniques are available now or will be available at any time in the future.

Investment Objective and Policies

The investment objective and policies of the fund and the Portfolio are identical, unless otherwise specified. Accordingly, references below to the fund also include the Portfolio unless the context requires otherwise. Similarly, references to the Portfolio also include the fund unless the context requires otherwise.

The fund’s investment objective and its fundamental investment policies cannot be changed unless authorized by the “vote of a majority of its outstanding voting securities,” which is defined as a vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less. The fund’s non-fundamental investment policies, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change of these limitations become effective. Whenever the fund is requested to vote on a change in the fundamental investment policies of the Portfolio, the Corporation will hold a meeting of fund shareholders and will cast its votes as instructed by the fund’s shareholders.

Unless otherwise noted and except with respect to borrowing money, there will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken even if there is a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

Fundamental Investment Policies

The Portfolio has elected to be classified as a diversified series of an open-end investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Under normal circumstances, at least 80% of the Portfolio’s assets are invested in equity securities issued by Japanese companies, which may include, for the purposes of meeting such 80% minimum, up to 5% of the assets in securities that grant the right to acquire Japanese securities.

The Portfolio may not purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would equal or exceed 25% of the value of the Portfolio’s total assets, provided that the foregoing limitation shall not apply to investments in securities issued by the US government or its agencies or instrumentalities. Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified and except that the Corporation may invest all of the fund’s assets in the Portfolio, the fund and the Portfolio may not:

1.	Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the US government or instrumentalities.

2.	Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of Shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3.	Borrow money, except in amounts not to exceed one-third of the fund’s total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Portfolio or fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

4.	Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933 (the “1933 Act”).

5.

Purchase or sell real estate except that the Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

6.	Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7.	Make loans, except that the Portfolio may (i) lend portfolio securities with a value not exceeding one-third of the Portfolio’s total assets, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

Non-Fundamental Investment Policies

The fund and the Portfolio may:

1.	Invest up to 5% of the total assets of the Portfolio underlying the fund in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and the investment companies have investment policies consistent with those of the fund. The Portfolio may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.

2.	Not acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Portfolio’s net assets would be in investments that are illiquid;

3.	Not invest more than 10% of its net assets in unlisted securities and Notes;

4.	Not sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

5.	Not purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions.

Note: In connection with the first non-fundamental policy, shares of another securities investment fund managed by the Advisor or by another investment advisor affiliated with the Advisor through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies specializes in a specific geographic area or economic sector. The Portfolio would not, however, pay a sales charge when investing in an investment company managed by the Advisor or its affiliates. In addition, no management or advisory fees would be paid by the Portfolio with respect to its assets which are invested in investment companies managed by the Advisor or its affiliates.

Securities in which the Portfolio Invests

Because the fund and the Portfolio have the same investment objectives, policies and restrictions, discussions about the fund and its acceptable investments also pertain to the Portfolio and its acceptable investments. Following is a table that indicates which types of securities are:

•	P = PRINCIPAL investments of the fund and the Portfolio; (bolded in chart)

•	A = ACCEPTABLE (but not principal) investments of the fund and the Portfolio

Type of Security
Equity Securities	P
Common Stocks	P
Warrants	A
Preferred Stocks	A
Convertible Securities	A
Participation Certificates	A
Real Estate Investment Trusts (“REITs”)	A
Initial Public Offerings (“IPOs”)	A

Fixed Income Securities	A
Corporate Debt Securities	A
US Government Securities	A
Treasury Securities	A
Agency Securities	A
Variable Rate Securities	A
Demand Instruments	A
Insurance Contracts	A
Zero Coupon Securities	A
Deferred Interest Bonds	A

Short-Term Instruments	A
Commercial Paper	A
Bank Instruments	A
Repurchase Agreements	A
Reverse Repurchase Agreements	A

Derivative Contracts	A
Options on Securities	A
Options on Securities Indices	A
Options on Foreign Securities Indices	A
Futures Contracts	A
Futures Contracts on Securities Indices	A
Options on Futures Contracts	A
Warrants on Futures Contracts	A
Swap Agreements	A
Interest Rate Swaps	A
Caps and Floors	A
Total Return Swaps	A

Securities of Non-US Based Issuers	P
Foreign Government Debt Securities	A
Brady Bonds	A

Other Investments
To Be Announced Securities (“TBA”)	A
Special Transactions	A
When-Issued and Delayed Delivery Securities	A
Securities Lending	A
Borrowing	A
Interests in Other Limited Liability Companies	A

Equity Securities

Under normal market conditions, the Portfolio invests at least 80% of its assets in equity securities to the extent consistent with its investment objectives and policies. As used herein, “equity securities” include common stock, preferred stock, trust or limited partnership interests, rights and warrants (to subscribe to or purchase such securities) and convertible securities (consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock), as well as any other type of investment commonly viewed as an equity security.

Common Stock

Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices can fluctuate significantly based on changes in a company’s financial condition as well as changes in overall market and economic conditions. This affects the value of the shares of the Portfolio, and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Warrants

The Portfolio may purchase warrants in value of up to 10% of the Portfolio’s net assets. Warrants are securities that give the Portfolio the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk; however, in the event of a decline in the value of the underlying security leveraging and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves the risk that the Portfolio could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. The value of the warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in the interest rates or dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, market factors or any combination thereof. Also warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights to the assets of the issuing company.

Preferred Stocks

Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally in receiving dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stocks may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stock shareholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

Preferred stocks are generally subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of an issuer can cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor’s Division of the McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”), although there is no minimum rating which a preferred stock must have to be an eligible instrument of the Portfolio. Generally, however, the preferred stocks in which the Portfolio invests will be rated at least CCC by S&P, Caa by Moody’s or CCC by Fitch, or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominately speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among rated securities between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s ratings with respect to preferred stocks do not purport to indicate the future status of payment of dividends.

Convertible Securities

A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but are generally subordinate to non-convertible debt securities. While providing a fixed income stream, they are generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security. A convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock to which it is convertible.

The option allows the Portfolio to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Portfolio may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Portfolio could realize an additional $2 per share by converting its fixed income securities. Convertible securities have lower yields than comparable fixed income securities.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claim on assets and earnings are subordinated to the claims of all creditors and senior to the claims of common shareholders.

In general, the market value of a convertible security is the greater of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Participation Certificates

Certain companies have issued participation certificates which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers’ common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields, but they may be less liquid than common stock. The Advisor believes that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer’s equity securities (if publicly traded) and other criteria.

Real Estate Investment Trusts (REITS)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Initial Public Offerings (IPOs)

The Portfolio may invest in IPOs. IPOs may be very volatile, rising and falling rapidly based on, among other reasons, investor perceptions rather than economic reasons. Additionally, IPOs may have a magnified performance effect on a portfolio with a small asset base. The Portfolio may not experience a similar impact on its performance as its assets grow, as it is unlikely that the Portfolio will be able to obtain proportionately larger IPO allocations.

Fixed Income Securities

The Portfolio may invest in a broad range of domestic and foreign fixed income (debt) securities. The fixed income securities in which the Portfolio invests must be rated investment grade (in one of the four highest rating categories) by one or more nationally recognized statistical ratings organizations (“NRSRO”) or be of comparable quality to securities having such ratings, as determined by the Advisor.

Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in the Portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of the fixed income securities which the Portfolio holds may tend to be higher than prevailing market rates. In periods of rising interest rates, the yield may tend to be lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio’s fixed income investments. In periods of rising interest rates, the opposite can be true.

Fixed Income Security Risk

Fixed income securities generally expose the Portfolio to four types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in the Portfolio’s income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to the Portfolio); and (4) prepayment risk or call risk (the likelihood that, during a period of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring the Portfolio to invest the proceeds at generally lower interest rates).

Corporate Debt Securities

The Portfolio may invest in corporate debt securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Portfolio may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher-ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

US Government Securities (Including US Treasury Securities and Agency Securities)

The Portfolio may invest its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities which are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, Fannie Mae, the US Postal Service and the Resolution Funding Corporation (REFCORP), each of which has a limited right to borrow from the US Treasury to meet its obligations, and securities of the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC) and the Student Loan Marketing Association (Sallie Mae), the obligations of each of which may be satisfied only by the individual credit of the issuing agency. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass-through obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in US government securities.

Variable Rate Securities

The Portfolio may invest in long-term maturity securities which are subject to frequently available put option or tender option features under which the holder may put the security back to the issuer or its agent at a predetermined price (generally par) after giving specified notice. The interest rate on a variable rate security changes at intervals according to an index or a formula or other standard measurement as stated in the bond contract. One common method is to calculate the interest rate as a percentage of the rate paid on selected issues of Treasury securities on specified dates. The put option or tender option right is typically available to the investor on a weekly or monthly basis although on some demand securities the investor has a daily right to exercise the put option. Variable rate securities with the put option exercisable on dates on which the variable rate changes are often called “variable rate demand notes.”

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Portfolio could suffer a loss if the issuer defaults or during periods in which the Portfolio is not entitled to exercise its demand rights. Variable and floating rate instruments held by the Portfolio will be treated as illiquid securities subject to the Portfolio’s limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days.

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Portfolio treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Insurance Contracts

Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Portfolio treats these contracts as fixed income securities.

Zero Coupon Securities and Deferred Interest Bonds

Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturities but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations. See the section entitled “Tax Information.”

Short-Term Instruments

Short-term instruments consist of foreign and domestic: (1) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (2) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody’s or, if unrated, deemed to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (5) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s; outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s; or, if no such ratings are available, the instrument must be deemed to be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies. The Portfolio may invest in bank deposits and money market instruments maturing in less than 12 months.

The Portfolio may also invest in separately traded principal and interest components of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities. See the section entitled “Zero Coupon Securities and Deferred Interest Bonds.”

When in the opinion of the Advisor it is necessary to adopt a temporary defensive position because of unusual and adverse market or other conditions, up to 100% of the Portfolio’s assets may be invested in such short-term instruments. Under normal circumstances the Portfolio will purchase bank deposits and money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions. However, for the Portfolio, certificates of deposit from any one credit institution may not account for more than 10% of its total assets. When the Portfolio experiences large cash inflows, for example, through the sale of securities and attractive investments are unavailable in sufficient quantities, the Portfolio may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such investments.

To the extent the Portfolio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs, which may affect return.

Commercial Paper

The Portfolio may invest its assets in commercial paper including variable rate demand master notes issued by US corporations or by non-US corporations which are direct parents or subsidiaries of US corporations. Master notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a US commercial bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties. Consequently, the right to redeem such notes depends on the borrower’s ability to pay on demand. At the date of investment, commercial paper must be rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (e.g., Moody’s and S&P) or, if unrated, are of comparable quality as determined by the Advisor or under the direction of the Portfolio’s Board of Trustees. Any commercial paper issued by a non-US corporation must be US dollar-denominated and not subject to non-US withholding tax at the time of purchase. Aggregate investments in non-US commercial paper of non-US issuers cannot exceed 10% of the Portfolio’s net assets. Since the Portfolio may contain commercial paper issued by non-US corporations, it may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. There may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers.

Bank Instruments

The Portfolio may invest its assets in US dollar-denominated negotiable certificates of deposit, fixed time deposits and bankers’ acceptances of banks, savings associations and savings banks organized under the laws of the United States or any state thereof, including obligations of non-US branches of such banks, or of non-US banks or their US or non-US branches, provided that in each case, such bank has more than $500 million in total assets, and has an outstanding short-term debt issue rated within the highest rating category for short-term debt obligations by at least two (unless only rated by one) NRSROs (e.g., Moody’s and S&P) or, if unrated, are of comparable quality in the opinion of the Advisor.

There is no additional percentage limitation with respect to investments in negotiable certificates of deposit, fixed time deposits and bankers’ acceptances of US branches of US banks and US branches of non-US banks that are subject to the same regulation as US banks. Since the Portfolio may contain US dollar-denominated certificates of deposit, fixed time deposits and bankers’ acceptances that are issued by non-US banks and their non-US branches, the Portfolio may be subject to additional investment risks with respect to those securities that are different in some respects from obligations of US issuers, such as currency exchange control regulations, the possibility of expropriation, seizure or nationalization of non-US deposits, less liquidity and more volatility in non-US securities markets and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions which might adversely affect the payment of principal and interest on securities held by the Portfolio. If it should become necessary, greater difficulties might be encountered in invoking legal processes abroad than would be the case in the United States. Issuers of non-US bank obligations may be subject to less stringent or different regulations than US bank issuers, there may be less publicly available information about a non-US issuer, and non-US issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to US issuers. Income earned or received by the Portfolio from sources within countries other than the United States may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Portfolio would reduce its net income available for distribution to investors (i.e., the fund and other investors in the Portfolio). While early withdrawals are not contemplated, fixed time deposits are not readily marketable and may be subject to early withdrawal penalties, which may vary. Assets of the Portfolio are not invested in obligations of the Advisor, the Distributor, or in the obligations of the affiliates of any such organization. Assets of the Portfolio are also not invested in fixed time deposits with a maturity of over seven calendar days, or in fixed time deposits with a maturity of from two business days to seven calendar days if more than 10% of the Portfolio’s net assets would be invested in such deposits.

Repurchase Agreements

Repurchase agreements may be entered into by the Portfolio only with a “primary dealer” (as designated by the Federal Reserve Bank) in US government securities. This is an agreement in which the seller (the “Lender”) of a security agrees to repurchase from the Portfolio the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Portfolio are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of the Portfolio invested in a repurchase agreement with a maturity of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Portfolio always receives as collateral securities which are issued or guaranteed by the US government, its agencies or instrumentalities. Collateral is marked to market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Portfolio in each agreement along with accrued interest. Payment for such securities is made for the Portfolio only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio’s custodian. If the Lender defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Portfolio may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into by the Portfolio if, as a result, more than 10% of the Portfolio’s net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available.

Reverse Repurchase Agreements

Reverse repurchase agreements may be entered into by the Portfolio only with a “primary dealer” (as designated by the Federal Reserve Bank) in US government securities. This is an agreement in which the Portfolio agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money by the Portfolio. Proceeds of borrowings under reverse repurchase agreements are available for investment and other purposes for the Portfolio. Such purposes may involve the speculative factor known as “leverage”. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased by the Portfolio as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into by the Portfolio if, as a result, more than one- third of the market value of the Portfolio’s total assets, less liabilities other than the obligations created by reverse repurchase agreements, is engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Portfolio’s obligations created by reverse repurchase agreements is reduced within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe. A segregated account with the custodian is established and maintained for the Portfolio with liquid assets in an amount at least equal to the Portfolio’s purchase obligations under its reverse repurchase agreements. Such a segregated account consists of liquid, high grade debt securities marked to market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the purchase obligations.

Derivative Securities

The Portfolio may invest in various instruments that are commonly known as “derivatives.” Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some “derivatives” such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. For example, the Portfolio may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The Portfolio will limit the leverage created by its use of derivatives for investment purposes by “covering” such positions as required by the SEC. The Advisor may use derivatives for hedging and risk management purposes, such as in circumstances where the Advisor believes they offer an economical means of gaining exposure to a particular asset class but not for speculation. In addition, derivatives will not be used to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

The Portfolio’s investment in options, futures or forward contracts and similar strategies depends on the Advisor’s judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Advisor applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Portfolio’s return. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and these exchanges may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Many derivative contracts are traded on securities or commodities exchanges. Most derivative contracts bought and sold by the Portfolio must be admitted to official listing on a recognized futures or securities exchange and the securities underlying the options must be within the applicable investment objectives and policies of the Portfolio. These exchanges set all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts (marked to market). This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts. These options place greater reliance on the dealer to fulfill the terms of the options, and therefore entail greater risk to the Portfolio.

Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

Options on Securities

The Portfolio may purchase and write (sell) put and call options on stocks. Options are rights, but not obligations, to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities (“covered options”) in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

A call option written by the Portfolio is “covered” if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio in cash or liquid securities.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

A put option written by the Portfolio is “covered” when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wish to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as a writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may enter into a “closing sale transaction” which involves liquidating the Portfolio’s position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Portfolio’s books.

The Portfolio may also purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of securities held by the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The staff of the SEC has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities.

There is no limitation on the value of the options that may be purchased or written by the Portfolio. However, the strike prices of the securities options, together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of the Portfolio, may not exceed 20% of the net assets of the Portfolio. Options on securities may be purchased or granted to a third party only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already purchased by or granted for the account of the Portfolio, do not exceed 10% of the net assets of the Portfolio. Options on securities may be written (sold) only to the extent that the strike prices of such options, together with the strike prices of options on securities of the same issuer already written for the account of the Portfolio, do not exceed 2% of the net assets of the Portfolio. When an option transaction is offset by a back- to-back transaction (e.g., where the Portfolio writes a put option on a security and purchases a put option on the same security having the same expiration date), these two transactions will not be counted for purposes of the limits set forth in this paragraph.

Options on Securities Indices

The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in “Options on Securities,” the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

As discussed in “Options on Securities,” the Portfolio would normally purchase put options in anticipation of a decline in the market value of the relevant index (“protective puts”). The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to the Advisor’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will purchase or write such an option only if the Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities. Price movements in the Portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio’s activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Options on Foreign Securities Indices

The Portfolio may purchase and write put and call options on foreign stock indices listed on domestic and foreign stock exchanges. The Portfolio may also purchase and write OTC options on foreign stock indices.

The Portfolio may, to the extent allowed by federal and state securities laws, invest in securities indices instead of investing directly in individual non-US securities. The Portfolio may also use foreign stock index options for hedging purposes.

Futures Contracts and Options on Futures Contracts

The Portfolio may enter into futures contracts on securities, securities indices, foreign currencies and interest rates. The Portfolio may also purchase and write (sell) options thereon which are traded on exchanges designated by the Commodity Futures Trading Commission (the “CFTC”) or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right (but not the obligation), in return for the premium paid, to assume a position in a futures contract.

The Portfolio may enter into futures contracts and options on futures contracts on securities, securities indices and currencies both to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes. The Portfolio has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolio is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

The successful use of futures contracts and options thereon draws upon the Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the futures or options markets and movement in the securities or currency in the Portfolio. Successful use of futures or options contracts is further dependent on the Advisor’s ability to correctly predict movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts.

At the same time a futures contract is entered into, the Portfolio must allocate cash or liquid securities as a deposit payment (“initial margin”). When the Portfolio purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Portfolio’s initial margin deposit. Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract’s value.

At the time of delivery of securities pursuant to such a contract on an interest rate sensitive security, adjustments may be made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offsetting before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it enters into futures contracts.

When the Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When the Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When the Portfolio purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before that date.

The purpose of the acquisition or sale of a futures contract, in cases where the Portfolio holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates increased, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio should increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish a similar result by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. The segregated assets maintained to cover the Portfolio’s obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or general interest rate trends by the Advisor may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Advisor believes that use of such contracts will benefit the Portfolio, if the Advisor’s investment judgment about the general direction of interest rates or an index is incorrect, the Portfolio’s overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices

The Portfolio may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US securities or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities, to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio, adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in a futures contract on a securities index involves the establishment of a position which the Advisor believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

For the purpose of hedging the Portfolio’s assets, the Portfolio may sell (but not purchase) stock index or interest rate futures contracts and may purchase put or call options on futures contracts, options on securities indices and any of the warrants described below. Any such transaction will be considered a hedging transaction, and not subject to the limitations on non-hedging transactions stated below, to the extent that (1) in the case of stock index futures, options on securities indices and warrants thereon, the contract value does not exceed the market value of the shares held by the Portfolio for which the hedge is intended and such shares are admitted to official listing on a stock exchange in the country in which the relevant futures or securities exchange is based or (2) in the case of interest rate futures and options on securities indices and warrants thereon, the contract value does not exceed the interest rate exposure associated with the assets held in the applicable currency by the Portfolio. In carrying out a particular hedging strategy, the Portfolio may sell futures contracts and purchase options or warrants based on securities, financial instruments or indices that have issuers, maturities or other characteristics that do not precisely match those of the Portfolio’s assets for which such hedge is intended, thereby creating a risk that the futures, options or warrants position will not mirror the performance of such assets. The Portfolio may also enter into transactions in futures contracts, options on futures, options on indices and warrants for non-hedging purposes, as described below.

Options on Futures Contracts (Including Futures Contracts on Securities Indices)

The Portfolio may purchase and write (sell) options on futures contracts for hedging purposes. For example, as with the purchase of futures contracts, when the Portfolio is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option (“exercise price”), the Portfolio will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Portfolio’s holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the net premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase.

If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk the Portfolio assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The Portfolio may purchase or sell stock index or interest rate futures contracts, put or call options on futures, options on securities indices and warrants other than for hedging purposes. The Portfolio may enter into these transactions for non-hedging purposes only to the extent that (1) the underlying contract values, together with the contract values of any instrument then held by the Portfolio for non-hedging purposes, do not exceed in the aggregate 20% of the net assets of the Portfolio and (2) such instruments relate to categories of assets which the Portfolio is permitted to hold.

Warrants on Futures Contracts

The Portfolio may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. The Portfolio may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2) they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with the Portfolio’s positions in options on futures and options on securities indices.

Liquidity of Options and Futures Contracts

There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio’s access to other assets held to cover its options or futures positions could also be impaired.

Combined Positions

The Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Position Limits

Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Portfolio or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

Other Limitations

The Commodity Exchange Act prohibits US persons, such as the Portfolio, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, the Portfolio will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by US persons in accordance with applicable CFTC regulations or CFTC staff advisories, interpretations and no- action letters. The Portfolio has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National

Futures Association and is therefore not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

Asset Coverage for Futures Contracts and Options Positions

The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

Swap Agreements

The Portfolio may enter into swaps relating to indices, currencies, interest rates, equity and debt interests of non-US issuers without limit. A swap transaction is an agreement between the Portfolio and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use such transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, is unavailable for direct investment or is available only on less attractive terms. Swaps have special risks including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

The Portfolio will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counterparty to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Advisor believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or other liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

Whether the use of swap agreements will be successful in furthering the Portfolio’s investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the

Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, the Portfolio will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Portfolio’s repurchase agreement guidelines. Certain restrictions imposed on the Portfolios by the Code may limit the Portfolio’s ability to use swap agreements. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. This risk will be mitigated by the Portfolio investing in the specific asset for which it is obligated to pay a return.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which includes the following, provided the participant’s total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a “safe harbor” for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Portfolio may use include:

Interest Rate Swaps

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate multiplied by a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate multiplied by the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on a $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

Caps and Floors

Caps and floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (cap) or below (floor) a certain level in return for a fee from the other party.

Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or currency during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return or currency from another underlying asset.

Securities of Non-US Based Issuers

The Portfolio may invest in securities of non-US based issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”) or other similar securities representing ownership of securities of non-US based issuers held in trust by a bank or similar financial institution. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. Designed for use in US, European and international securities markets, respectively, ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses (including advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

The Portfolio considers an issuer to be based outside the United States if:

•	it is organized under the laws of, or has a principal office located in, another country; or

•	the principal trading market for its securities is in another country; or

•	it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made a country other than the US.

Foreign Government Debt Securities

The Portfolio may invest in foreign government debt securities which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, “sovereign debt obligations”). Sovereign debt obligations, especially those of developing countries, may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Currently, the Portfolio intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the World

Bank, the African Development Bank, the European Union, the European Investment Bank and the Nordic Investment Bank.

Brady Bonds

The Portfolio may invest in so-called “Brady Bonds,” which are issued as part of a debt restructuring in exchange for cash and certain of the country’s outstanding commercial bank loans. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily US dollars) and are actively traded in the over-the-counter secondary market.

US dollar-denominated collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by US Treasury zero coupon bonds that have the same maturity as the stated bonds. Interest payments on such bonds are generally collateralized by cash or liquid securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, is initially equal to at least one year’s rolling interest payments based on the applicable interest rate at the time and adjusted at regular intervals thereafter.

The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. However, neither the US government nor the IMF has guaranteed the repayment of any Brady Bond.

Region and Country Investing

The Portfolio may focus its investments in a particular region and/or in one or more foreign countries. Focusing the Portfolio’s investments in a particular region or country will subject the Portfolio (to a greater extent than if its investments were more diversified) to the risks of adverse securities markets, exchange rates and social, political or economic developments which may occur in that particular region or country.

Currency Management

In connection with the Portfolio’s investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currencies, currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships, current and anticipated interest rates, levels of inflation within various countries, prospects for relative economic growth and government policies influencing currency exchange rates and business conditions.

Currency Exchange Transactions

Because the Portfolio may buy and sell securities denominated in currencies other than the US dollar and receive interest, dividends and sale proceeds in currencies other than the US dollar, the Portfolio from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert foreign currencies to and from US dollars. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.

Currency Hedging

The Portfolio’s currency hedging strategies will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Portfolio generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Portfolio may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

Proper currency hedging is important because a decline in the US dollar value of a foreign currency in which the Portfolio’s securities are denominated will reduce the US dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, the Portfolio may purchase foreign currency put options. If the value of the foreign currency declines, the Portfolio will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the US dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the US dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Portfolio may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Portfolio derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Portfolio may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

Forward Currency Exchange Contracts

A forward currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. The Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Portfolio’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions, or changes in currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor’s long-term investment decisions, the Portfolio will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Portfolio’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio’s ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on the Portfolio’s foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

Options on Foreign Currencies

The Portfolio may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs. In addition the Portfolio may purchase call options on currency when the Advisor anticipates that the currency will appreciate in value.

The Portfolio may also write options on foreign currencies for the same types of hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write put options on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the options may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is “covered” if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration identified on the Portfolio’s books) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is segregated by the Portfolio in cash or liquid securities.

There is no assurance that a liquid secondary market will exist for any particular option, or at any particular time. If the Portfolio is unable to effect closing purchase transactions with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of the underlying currency. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. In some circumstances, the Portfolio’s ability to terminate OTC options may be more limited than with exchange-traded options. It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations. The Portfolio intends to treat OTC options as not readily marketable and therefore subject to its limitations with respect to illiquid securities.

The Portfolio may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Portfolio may also enter into foreign currency transactions to hedge currency risks associated with the assets of the Portfolio denominated in foreign currencies or principally traded in foreign currencies. The Portfolio may also enter into foreign currency transactions to hedge against currencies other than the US dollar. The Portfolio may purchase or sell foreign currency contracts for forward delivery. To conduct the hedging discussed above, the Portfolio would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for US dollars or other currency in which the Advisor desires to protect the value of the Portfolio. The Portfolio may also purchase option rights for the purchase or sale of currencies or currency futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures contracts or to receive payment of a difference, which is measured by the performance of currencies or currency futures contracts, provided that these option rights and warrants are admitted to official listing on an exchange.

Additional Limitations and Risk Factors

Asset Coverage

The Portfolio will comply with the segregation or coverage guidelines established by the SEC and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and securities index futures contracts and options on these futures contracts; and forward currency contracts. These guidelines may, in certain instances, require segregation by the Portfolio of cash or liquid securities to the extent the Portfolio’s obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Portfolio’s obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could impede portfolio management or the Portfolio’s ability to meet redemption requests or other current obligations.

For example, a call option written on securities may require the Portfolio to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Portfolio to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio may require the Portfolio to segregate assets (as described above) equal to the exercise price. The Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. If the Portfolio holds a futures contract, the Portfolio could purchase a put option on the same futures contract with a strike price as high as or higher than the price of the contract held. The Portfolio may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

In order to secure its obligations in connection with derivatives contracts or special transactions, the Portfolio will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Portfolio’s obligations. Unless the Portfolio has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Portfolio to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

The use of options, futures and foreign currency contracts is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Advisor’s ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Portfolio in entering into futures contracts and written options thereon and forward currency contracts is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract’s prices during a single trading day. Once the limit has been reached, no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Portfolio in the event of default by the other party to the contract.

Except as set forth above under “Futures Contracts” and “Options on Futures Contracts”, there is no limit on the percentage of the assets of the Portfolio that may be at risk with respect to futures contracts and related options or forward currency contracts. The Portfolio may not invest more than 25% of its total assets in purchased protective put options. The Portfolio’s transactions in options, futures contracts and options on futures contracts may be limited by the requirements for qualification of the Portfolio as a regulated investment company for tax purposes. See the section entitled “Tax Information.” There can be no assurance that the use of these portfolio strategies will be successful.

Foreign Securities

The Portfolio invests primarily in foreign securities. Investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of US domestic issuers.

The value of the Portfolio’s investment in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) currency exchange controls or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio’s operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Portfolio must be made in compliance with foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, the Portfolio’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

Since the Portfolio’s investments in foreign securities involve foreign currencies, the value of the Portfolio’s assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage.

Liquidity

OTC derivative contracts are considered to be illiquid and generally carry greater liquidity risk than exchange-traded contracts.

Leverage

Leverage risk is created when an investment exposes the Portfolio to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Portfolio’s risk of loss and potential for gain. Leverage risk may exist when the Portfolio purchases securities while it also has borrowed money.

Interest Rates

Interest rate risks apply to the Portfolio only to the extent it invests in fixed income securities. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Potential or anticipated changes in interest rates also may affect the value of fixed income securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Portfolio will lose money. Credit risk is only a risk for the Portfolio if it invests in fixed income securities or chooses to lend securities.

Many fixed income securities receive credit ratings from services such as S & P and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Portfolio must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a US Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Portfolio will fail to meet its obligations. This could cause the Portfolio to lose the benefit of the transaction or prevent the Portfolio from selling or buying other securities to implement its investment strategies.

Risks Associated with Futures, Options and Warrants

The successful use of futures, options and warrants depends on the ability of the Advisor to predict the direction of the market or, in the case of hedging transactions, the correlation between market movements and movements in the value of the Portfolio’s assets, and is subject to various additional risks. The investment techniques and skills required to use futures, options and warrants successfully are different from those required to select equity securities for investment. The correlation between movements in the price of the futures contract, option or warrant and the price of the securities or financial instruments being hedged is imperfect and the risk from imperfect correlation increases, with respect to stock index futures, options and warrants, as the composition of the Portfolio’s portfolio diverges from the composition of the index underlying such stock index futures, options or warrants. If the Portfolio has hedged portfolio securities by purchasing put options or selling futures contracts, the Portfolio could suffer a loss which is only partially offset or not offset at all by an increase in the value of the Portfolio’s securities. As noted, the Portfolio may also enter into transactions in future contracts, options and warrants for other than hedging purposes (subject to applicable law), including speculative transactions, which involve greater risk. In particular, in entering into such transactions, the Portfolio may experience losses which are not offset by gains on other portfolio positions, thereby reducing its earnings. In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by the Portfolio in entering into such transactions. The ability of the Portfolio to close out a futures, options or warrants position depends on a liquid secondary market.

As noted above, the Portfolio intends to adhere to certain policies relating to the use of futures contracts, which should have the effect of limiting the amount of leverage by the Portfolio.

Correlation of Price Changes

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Portfolio’s current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio’s other investments.

Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Shareholder Liability Risks

The Portfolios Trust’s Declaration of Trust provides that the fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the fund in the Portfolio.

Risk Management

The Portfolio may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of the portfolio or the mix of securities in the portfolio. For example, if the Advisor wishes to extend maturities of fixed income securities in the Portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Portfolio to purchase futures contracts on long-term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause the Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques may involve leverage, the possibility exists, as with all leveraged transactions, of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

Other Investments and Investment Practices

To Be Announced Securities (TBAs) — Purchase Commitments

As with other delayed delivery transactions, as described below, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Portfolio agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities. For example, in a TBA mortgage-backed transaction, the Portfolio and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage-backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Portfolio.

When-Issued and Delayed Delivery Securities

The Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the Portfolio until settlement takes place.

At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Portfolio maintains with its custodian a segregated account of cash or liquid securities in an amount at least equal to such commitments. It may be expected that the Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of securities and/or from cash flow. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio’s total assets, less liabilities other than the obligations created by when-issued commitments. When the Portfolio engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Lending of Portfolio Securities. The Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. The Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Borrowing

The Portfolio may borrow money, in amounts not to exceed one-third of the Portfolio’s total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Portfolio or fund Shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

Under the 1940 Act, the Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Portfolio’s holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities and the Portfolio’s NAV per share, and money borrowed by the Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) that may exceed the income received from the securities purchased with the borrowed funds.

Interests in Other Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.

Investment Ratings

The fixed income securities in which the Portfolio invests must be rated investment grade (in one of the four highest rating categories) by one or more NRSROs or be of comparable quality to securities having such ratings, as determined by the Advisor. For example, S&P’s, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on a assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Portfolio must rely entirely upon the Advisor’s credit assessment that the security is comparable to investment grade. Securities rated BBB have speculative characteristics.

MANAGEMENT OF THE FUND

The fund has not retained the services of an investment manager or advisor since it seeks to achieve its investment objectives by investing all of its investable assets in the Portfolio.

Deutsche Asset Management, Inc. (“DeAM, Inc.”) is a registered investment advisor. The address for DeAM, Inc. is 280 Park Avenue, New York, New York 10017. DeAM, Inc. is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including mutual funds, retail, private and commercial banking, investment banking and insurance.

For its services, DeAM, Inc. is entitled to receive an annual fee from the Portfolio, which is computed daily and paid monthly, equal to 0.85% of the average daily net assets of the Portfolio. For the fiscal years ended August 31, 2003, 2002 and 2001, the Portfolio paid advisory fees of $320,857, $47,938, and $97,335, respectively.

DeAM, Inc. in its capacity as Advisor, has contractually agreed through December 31, 2004 to reduce its annual fees, if necessary, or to make payments to the fund to the extent necessary, so that its annual expenses do not exceed 1.40% of the Class A Shares’ average daily net assets, 2.15% of the Class B Shares’ average daily net assets, 2.15% of the Class C Shares’ average daily net assets and 1.15% of the Class S Shares’ average daily net assets.

Subject to the overall supervision of the Portfolios Trust’s Trustees, DeAM, Inc. is responsible for the day-to-day investment decisions, the execution of portfolio transactions and the general management of the Portfolio’s investments and provides certain supervisory services. Under its investment management agreement with the Portfolios Trust (the Investment Advisory Agreement), DeAM, Inc. is permitted, subject to the approval of the Board of Trustees of the Portfolios Trust, to delegate to a third party responsibility for management of the investment operations of the Portfolio. DeAM, Inc. has delegated this responsibility to the Portfolio’s Sub-Advisor. DeAM, Inc. retains overall responsibility, however, for supervision of the investment management program for the Portfolio.

Investment Sub-Advisor to the Portfolio

On behalf of the Portfolios Trust, DeAM, Inc. has entered into an investment sub-advisory agreement (Sub-Advisory Agreement) with Deutsche Asset Management (Japan) Limited (“DeAMJ”) for the Portfolio. DeAMJ is a registered investment advisor whose address is Sanno Park Tower, 2-11-1 Nagatacho, Chiyoda-ku, Tokyo, Japan 100-6173. It is the Sub-Advisor’s responsibility, under the overall supervision of DeAM, Inc. to conduct the day-to-day investment decisions of the Portfolio, arrange for the execution of portfolio transactions and generally manage the Portfolio’s investments in accordance with its investment objective, policies and restrictions. For these services, the Sub-Advisor receives from DeAM, Inc. and not the Portfolio, an annual fee, which is computed daily and may be paid monthly, equal to 0.60% of the average daily net assets of the Portfolio. The Sub-Advisor may waive a portion of the fees it receives from DeAM, Inc. For the fiscal years ended August 31, 2003, 2002 and 2001, the DeAM, Inc. paid sub-advisory fees of $192,514, $13,184, and $12,024, respectively.

The Sub-Advisor shall not be liable to the Corporation, Portfolios Trust or any fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract.

Advisory Contract Approval

The Investment Advisory Agreement and the Sub-Advisory Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Portfolio’s Board of Directors or by a majority of the outstanding voting securities of the Portfolio, and in either event, by a majority of the Independent Directors of the Portfolio’s Board who have no direct or indirect financial interest in such agreements, with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under “Capital Stock”). The Board approved the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreement on August 21, 2003. In approving the continuation of the Portfolio’s Investment Advisory Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, carefully considered (1) the nature and quality of services to be provided to the Portfolio; (2) the Advisor’s compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Portfolio through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending, custody and brokerage relationships between the Portfolio and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Portfolio. After requesting and reviewing such information, as they deemed necessary, the Board concluded that the continuance of the Investment Advisory Agreement and the Sub-Advisory Agreement was in the best interest of the Portfolio and its shareholders. The Portfolio or the Advisor may terminate the Investment Advisory Agreement and the Sub-Advisory Agreement on sixty days’ written notice without penalty. The Investment Advisory Agreement and the Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Codes of Ethics

The Fund, the Advisor, the Sub-Advisor and the fund’s principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Directors, officers of the Corporation and employees of the Advisor, Sub-Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s and Sub-Advisor’s Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the fund. Among other things, the Advisor’s and Sub-Advisor’s Codes of Ethics prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and require the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s and Sub-Advisor’s Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

The Portfolio’s Advisor, and its affiliates (including the fund’s distributor, SDI) have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (the “Consolidated Code”). The Consolidated Code permits access persons to trade in securities for their own accounts, subject to compliance with the Consolidated Code’s pre-clearance requirements (with certain exceptions). In addition, the Consolidated Code provides for trading “blackout periods” that prohibit trading by personnel within periods of trading by the fund in the same security. The Consolidated Code also prohibits short term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Brokerage Transactions

The Advisor trades securities for the Portfolio if it believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio’s investment objective. Changes in the Portfolio’s investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the Portfolio are made by its portfolio manager who is an employee of the Sub-Advisor. The portfolio managers may serve other clients of the Sub-Advisor in a similar capacity.

The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Sub-Advisor attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolio and other clients of the Sub-Advisor on the basis of factors such as their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions may be paid but the prices include a dealer’s markup or markdown), the Sub-Advisor normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Sub-Advisor on the tender of the Portfolio’s securities in so-called tender or exchange offers.

In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Advisor seeks for the Portfolio, in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Sub-Advisor or the Portfolio or who have sold or are selling shares of the fund and other mutual funds distributed by the Distributor, subject to any applicable laws, rules and regulations.

The investment sub-advisory fee that the Advisor pays to the Sub-Advisor will not be reduced as a consequence of the Sub-Advisor’s receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Sub-Advisor, the Sub-Advisor would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

In certain instances there may be securities that are suitable as an investment for the Portfolio as well as for one or more of the Sub-Advisor’s other clients. Investment decisions for the Portfolio and for the Sub-Advisor’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Portfolio. When purchases or sales of the same security for the Portfolio and for other portfolios managed by the Sub-Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

When selecting a broker-dealer to effect portfolio transactions on behalf of the Portfolio, the Advisor may, provided that it can be done consistently with the policy of obtaining the most favorable net results, consider the activities of the broker-dealer in selling shares of any Scudder-branded (funds marketed with the Scudder name), open-end investment company. The Advisor has informed the Board of each Scudder-branded, open-end investment company of these practices and has undertaken to provide to the Boards regular reports about its selection of broker-dealers to effect portfolio transactions. The Advisor believes that these reports are important because it recognizes that it or its affiliates may derive some benefit from these practices. The Advisor and its affiliates expect that the fund/Portfolio will benefit by the direction of orders of the fund/Portfolio to broker-dealers in consideration of those broker-dealers’ sales of the Scudder-branded, open-end funds in general.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolio in the purchase and sale of portfolio securities, options or futures transactions when, in the judgment of the Sub-Advisor, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers or futures commission merchants. As a broker for the Portfolio, Deutsche Bank AG or its affiliates may receive brokerage commissions or other transaction-related compensation from the Portfolio.

The Sub-Advisor may direct a portion of the Portfolio’s securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Portfolio to pay other unaffiliated service providers on behalf of the Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by the Portfolio are at the same rate paid to other brokers for effecting similar transactions. For the fiscal years ended August 31, 2003, 2002 and 2001 the Portfolio paid $152,054, $49,332 and $3,411, respectively.

For the fiscal year ended August 31, 2003:

Name of Fund	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services	Dollar Amount of Transactions Allocated for Research Services
Scudder Japanese Equity Fund	0%	0%	$133,379	$93,761,863

The Portfolio is required to identify any securities of its “regular broker or dealers” (as such term is defined in the 1940 Act) that the Portfolio and fund has acquired during the most recent year. As of August 31, 2003, the Portfolio held the following securities of its regular broker dealers:

Value of Holdings	Name of Issuer
$889,000	Nikko Cordial Corp.
$742,000	Daiwa Securities Group, Inc.
$582,000	The Sumitomo Trust & Banking Co., Ltd.

Portfolio Turnover

Although the Portfolio does not intend to invest for the purpose of seeking short-term profits, securities in the Portfolio will be sold whenever the Advisor believes it is appropriate to do so in light of the investment objectives of the fund and the Portfolio, without regard to the length of time a particular security may have been held The portfolio turnover rate for the fiscal years ended August 31, 2003 and 2002 were 137% and 188%, respectively.

A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. The rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objectives. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the fund tend to increase as the level of portfolio activity increases.

Distribution and Services Plans

Class A Shares, Class B Shares and Class C Shares are sold subject to a distribution plan adopted in accordance with Rule 12b-1 under the 1940 Act (“Distribution Plan”). In addition, Class B Shares and Class C Shares are subject to a service plan (“Service Plan”).

Under the Distribution Plan, Class A Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of Class A Shares. Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of Class B Shares and Class C Shares. The Distributor uses these fees to finance any activity which is principally intended to result in the sale of Class A Shares, Class B Shares and Class C Shares of the fund. The Distribution Plan is a compensation-type plan. As such, the fund makes no payments to the Distributor except as described above. Therefore, the fund does not pay for unreimbursed expenses of the Distributor, including amounts expended by the Distributor in excess of amounts received by it from the fund, interest, carrying or other financing charges in connection with excess amounts expended, or the Distributor’s overhead expenses. However, the Distributor may be able to recover such amounts or may earn a profit from payments made by shares under the Distribution Plan.

Under the Service Plan, the fund pays to SDI for the provision of certain services to the holders of Class B Shares and Class C Shares a fee computed at an annual rate of 0.25% of the average daily net assets of each such class of shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, providing reports and other information to shareholders and investment professionals, and services related to the maintenance of shareholder accounts, and other services.

SDI determines the amounts to be paid to investment professionals, the schedules of such fees and the basis upon which such fees will be paid.

Furthermore, with respect to Class A Shares, Class B Shares and Class C Shares, the Distributor may offer to pay a fee from its own assets to financial institutions as financial assistance for providing substantial sales services, distribution related support services, or shareholder services.

	For the Fiscal year ended August 31, 2002
	12b-1 Fee			Shareholder Services Fee
Fund Name	Class A Shares	Class B Shares	Class C Shares	Class B Shares	Class C Shares
Scudder Japanese Equity Fund	$6,809	$14,875	$2,978	$610	$77
Unpaid at August 31, 2003	$1,861	$2,492	$635	$0	$0

The following table shows the aggregate amount of underwriting commissions paid to SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by SDI.

Fund	Fiscal Year	Aggregate Sales Commissions	Aggregate Commissions Paid to Firms	Aggregate Commissions Paid to Affiliated Firms	Aggregate Commissions Retained by SDI
Scudder Japanese Equity Fund	2003	$13,000	$1,000	$0	$12,000
	2002	$0	$0	$0	$0
	2001	$6,000	$0	$0	$6,000

Transfer Agent and Dividend Disbursing Agent

Scudder Investments Service Company (“SISvC”) serves as transfer agent of the Corporation on behalf of the fund and the Portfolio pursuant to a transfer agency agreement. Under its transfer agency agreement with the Corporation, the Transfer Agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and causes to be distributed any dividends and distributions payable by the fund. The Transfer Agent may be reimbursed by the fund for its out-of-pocket expenses. Prior to December 16, 2002, Investment Company Capital Corp. (“ICCC”) acted as the fund’s transfer and dividend disbursing agent.

The fund pays the Transfer Agent a fee based on the size, type, and number of accounts and transactions made by shareholders. As compensation for these services, the fund pays the Transfer Agent a base fee of $4,162.40 per class; $14.26 for open accounts per account per year; and $2.30 for closed accounts per account per year, $3.66 for new accounts opened, $2.48 per account for Class B redemptions that incur CDSC, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended August 31, 2003, the amount charged to the fund by ICCC and SISvC aggregated $16,377. For the fiscal years ended August 31, 2002 and 2001, the fund paid fees of $10,763 and $56,095, respectively.

Pursuant to a sub-transfer agency agreement between the Transfer Agent and DST Systems, Inc. (“DST”), the Transfer Agent has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by the Transfer Agent, not by the fund.

Administrator

ICCC serves as Administrator of the fund. The Administrative Services Appendix to the Master Services Agreement provides that the Administrator, in return for its fee, will (a) supervise and manage all aspects of the fund’s operations, other than portfolio management and distribution; (b) provide the fund with such executive, administrative, clerical and bookkeeping services as are deemed advisable by the fund’s Board of Directors; (c) provide the fund with, or obtain for it, adequate office space and all necessary office equipment and services including all items for any offices as are deemed advisable by the fund’s Board of Directors; (d) supervise the operations of the fund’s transfer and dividend disbursing agent; and (e) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the fund’s shareholders and reports to and filings with the SEC and State Blue Sky authorities.

Under the Administrative Services Appendix to the Master Services Agreement, the fund pays ICCC an annual fee based on the fund’s average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals are paid monthly, at the annual rate of 0.15% of the fund’s average daily net assets.

The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the fund’s Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duties and obligations on the part of the Administrator.

For the fiscal years ended August 31, 2003, 2002 and 2001, the fund paid administrative fees of $56,680, $11,121, and $75,192, respectively.

Administrative Agent to the Portfolio

ICCC serves as Administrative Agent to the Portfolio. As Administrator, it (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budgets; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolios Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax returns; and (ix) maintains the investor register.

Under the Administrative Services Appendix to the Master Services Agreement the Portfolio pays ICCC an annual fee based on the Portfolio’s average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals and paid monthly at the annual rate of 0.15% of the Portfolio’s average daily net assets.

The Administrative Services Appendix to the Master Services Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the fund’s Board of Directors or by the Administrator. The agreement automatically terminates in the event of its assignment.

The Administrative Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing the services provided for under the agreement, but the Administrator is not liable for any act or omission which does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duties and obligations on the part of the Administrator.

For the fiscal years ended August 31, 2003, 2002 and 2001, the Portfolio paid administrative agent fees of $56,662, $16,503, and $50,000, respectively.

Custodian and Fund Accountant

Investors Bank & Trust Company (“IBT Co.”) is custodian for the securities and cash of the fund’s and the Portfolio’s assets. Foreign instruments purchased by the Portfolio are held by various sub-custodial arrangements employed by IBT Co. IBT Fund Services (Canada) Inc. (“IBT”) provides fund accounting services to the fund and the Portfolio including: (i) calculation of the daily net asset value for the fund and the Portfolio; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring the fund’s and Portfolio’s compliance with the requirements applicable to a regulated investment company under the Code. IBT Co. and IBT provides these services at the following annual rate of the average aggregate daily net assets of the Portfolio as specified below:

Maximum Custody and Accounting Fee*	Average Aggregate Daily Net Assets of the Portfolio
0.020 of 1%	on the first $200 million
0.015 of 1%	on the next $800 million
0.010 of 1%	on assets in excess of $1 billion

*	The custodian fee received for the Portfolio shall be at least $40,000.

For the fiscal years ended August 31, 2003, 2002 and 2001, IBT Co. and IBT were paid $23,117, $43,701 and $76,891, respectively by the Portfolio as compensation for providing custody and accounting services.

Independent Accountants

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110, is the independent accountant for the Corporation and Portfolios Trust. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for the fund or Portfolio, as the case may be.

Legal Counsel

Willkie Farr & Gallagher LLP serves as counsel to the fund and the Portfolios Trust.

Front-End Sales Charge Reallowances (Class A and C Shares for the Fund)

The Distributor receives a front-end sales charge on certain share sales. The distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The distributor retains any portion not paid to an investment professional.

The Distributor received commissions on the sale of fund’s Class A and C Shares and contingent deferred sales charges on fund’s Class B and Class C Shares and retained from such commissions and sales charges the following amounts:

Fiscal Year Ended August 31,

	2003		2002		2001
Fund	Received	Retained	Received	Retained	Received	Retained
Scudder Japanese Equity Fund	$58,257	$0	$6,275	$0	$42,356	$0

Fees are allocated among classes based on their pro rata share of fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of shares.

PURCHASE AND REDEMPTION OF SHARES

Scudder Distributors, Inc. (“SDI”) serves as the distributor of the fund’s shares pursuant to the Distribution Agreement. The terms and conditions of the Distribution Agreement are exactly the same as the Distribution Agreement with ICC Distributors, Inc., the former distributor of the fund. SDI enters into a Selling Group Agreement with certain broker-dealers (each a “Participating Dealer”). If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement controls. If the

Participating Dealer did not have an agreement with SDI, then the terms of the assigned ICC Distributors, Inc. agreement remain in effect. These Selling Group Agreements may be terminated by their terms or by the terms of the Distribution Agreement, as applicable. SDI is a wholly owned subsidiary of Deutsche Bank AG. The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

Shares of the fund are distributed by SDI. The fund offers four classes of shares, three of which are described in this SAI. General information on how to buy shares of the fund is set forth in “Buying and Selling Fund Shares” in the fund’s Prospectus. The following supplements that information.

General Information

Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the fund and its agents may occur. Shareholders (or their financial services firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day (“trade date”).

Certificates. Share certificates will not be issued. Share certificates now in a shareholder’s possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder’s account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the fund’s shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the fund’s transfer agent, ICCC (the “Transfer Agent”) will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the fund through the Shareholder Service Agent for these services.

The fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee, accepts the order. Shares of the fund may be purchased or redeemed on any business day at the net asset value next determined after receipt of the order, in good order, by the Transfer Agent. Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder’s bank, savings and loan, or credit union account in connection with the purchase or redemption of the fund’s shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 days. QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans such as IRAs.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and SDI can establish investor accounts in any of the following types of retirement plans:

•	Traditional, Roth and Education IRAs. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), Simplified Employee Pension Plan (“SEP”) IRA accounts and prototype documents.

•	403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. Additional fees and transaction policies and procedures may apply to such plans. Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of the fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The fund also reserves the right, following 30 days’ notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Fees generally charged to IRA accounts will be charged to accounts of Deutsch or Scudder employees and directors.

Financial Services Firms’ Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the fund for their clients, and SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the fund sold under the following conditions: (i) the purchased shares are held in a Scudder IRA account, (ii) the shares are purchased as a direct “roll over” of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by Scudder Investments Service Company, (iii) the registered representative placing the trade is a member of Executive Council, a group of persons designated by SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the Prospectus, SDI may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the fund, or other fund s underwritten by SDI.

SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act. SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the fund at net asset value in accordance with the Large Order NAV Purchase Privilege and one of the three following compensation schedules up to the following amounts:

Compensation Schedule #1(1)		Compensation Schedule #2(2)		Compensation Schedule #3(2)(3)
Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value	Amount of Shares Sold	As a Percentage of Net Asset Value
$1 million to $5 million	1.00%	Under $15 million	0.75%	Over $15 million	0.25% – 0.50%
Over $5 million to $50 million	0.50%	—	—	—	—
Over $50 million	0.25%	—	—	—	—

(1)	The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer-sponsored employee benefit plans using the proprietary subaccount record keeping system, made available through SISC. For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, SDI will consider the cumulative amount invested by the purchaser in the fund and other funds listed under “Combined Purchases,” including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to above.

(2)	Compensation Schedules 2 and 3 apply to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets. Conversion from “Compensation Schedule #2” to “Compensation Schedule #3” is not an automatic process. When a plan’s assets grow to exceed $15 million, the Plan Sponsor must contact its client relationship manager to discuss a conversion to Compensation Schedule #3.

(3)	Compensation Schedule 3 is based on individual plan underwriting criteria. In most cases, the investment dealers are compensated at a rate of 0.25%. However, certain underwriting factors, such as the number of enrollment and education meetings conducted by Scudder staff the number of non-Scudder funds the plan chooses and the per participant record keeping fee, can increase the fee paid up to 0.50%

The privilege of purchasing Class A shares of the fund at net asset value under the Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege also applies.

SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated by the fund for services as distributor and principal underwriter for Class B shares. SDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, SDI currently pays firms for sales of Class C shares of the distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. SDI is compensated by the fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any “purchaser” which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Code; or other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Initial Sales Charge Alternative — Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

	Sales Charge
Amount of Purchase	As a Percentage of Offering Price		As a Percentage of Net Asset Value*		Allowed to Dealers as a Percentage of Offering Price
Less than $50,000	5.75%		6.10%		5.20%
$50,000 but less than $100,000	4.50		4.71		4.00
$100,000 but less than $250,000	3.50		3.63		3.00
$250,000 but less than $500,000	2.60		2.67		2.25
$500,000 but less than $1 million	2.00		2.04		1.75
$1 million and over	.00	**	.00	**	*	**

*	Rounded to the nearest one-hundredth percent.
**	Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***	Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)	a current or former director or trustee of Deutsche or Scudder Mutual Funds,

(b)	an employee, the employee’s spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the fund;

(c)	registered representatives and employees of broker-dealers having selling group agreements with SDI and officers, directors and employees of service agents of the fund, for themselves or their spouses or dependent children;

(d)	certain professionals who assist in the promotion of Scudder Funds pursuant to personal services contracts with SDI, for themselves or members of their families. SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(e)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(f)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(g)	persons who purchase shares of the fund through SDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups;

(h)	selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the fund for their clients pursuant to an agreement with SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in fund shares qualify;

(i)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(j)	through certain investment advisors registered under the Investment Advisors Act and other financial services firms acting solely as agent for their clients that adhere to certain standards established by SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the fund;

(k)	(1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping system (“Flex Plans”), established prior to October 1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees; (2) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided that the amount invested in Class A shares of the fund or other Scudder Funds totals at least $1,000,000, including purchases of Class A shares pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features referred to below (collectively, the “Large Order NAV Purchase Privilege”); or (3) if you are investing $1 million or more, either as a lump sum or through the Large Order NAV Purchase Privilege (if no other net asset value purchase privilege applies); and

(l)	in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege, specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of fund shares at net asset value pursuant to this privilege, SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by SDI. The privilege of purchasing Class A shares of the fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or SDI whenever a quantity discount or reduced sales charge is applicable to a purchase.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class A shares of Scudder Funds that bear a sales charge made by any purchaser within a 24-month period under a written Letter of Intent (“Letter”) provided by SDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of Scudder funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Class C Purchases. Class C shares are offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares are subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the fund’s prospectus. The up-front sales charge does not apply to reinvested dividends or distributions.

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

•	Additional purchases of Class C shares made in an existing account and in the same fund(s) by existing Class C shareowners as of January 31, 2003;

•	Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

•	Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the Advisor and/or SDI;

•	Purchases of Class C shares through certain retirement plans which have entered into an agreement with the Advisor and/or SDI; and

•	Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the Advisor and/or SDI.

Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible for a sales charge waiver.

Combined Purchases. The fund’s Class A shares (or the equivalent) may be purchased at the rate applicable to the sales charge discount bracket attained by combining concurrent investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount features described above, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) money market funds as “Scudder Funds,” (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.

Multi-Class Suitability. SDI has established the following procedures regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial advisor. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined, with the exception of orders received from employer sponsored employee benefit plans using the Flex subaccount recordkeeping system.

The following provisions apply to the sale of Class A, Class B and Class C Shares to Flex Plans. Class B Shares will not be sold to Flex Plans established on the Flex subaccount recordkeeping system after October 1, 2003. Orders for Class B Shares or Class C Shares for Flex Plans (not including plans under Code Section 403 (b)(7) sponsored by a K-12 school district) established on the Flex subaccount recordkeeping system prior to October 1, 2002 will be invested instead in Class A Shares at net asset value when the combined subaccount value in the fund or other Scudder Funds or other eligible assets is in excess of $5 million including purchases pursuant to the “Combined Purchases,” “Letter of Intent” and “Cumulative Discount” features described above. Flex Plans established prior to October 1, 2002 with eligible assets of less than $5 million may continue to purchase Class B Shares or Class C Shares until October 1, 2005. Flex Plans set-up on the Flex subaccount recordkeeping system after October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan’s eligible assets reach $1 million. After October 1, 2005, all Flex Plans with eligible assets over $1 million must begin purchasing Class A Shares.

Automatic Investment Plan. A shareholder may purchase additional shares of the fund through an automatic investment program. With the Direct Deposit Purchase Plan (“Direct Deposit”), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The fund may immediately terminate a shareholder’s Plan in the event that any item is unpaid by the shareholder’s financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder’s net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder’s employer or government agency, as appropriate. (A reasonable time to act is required.) The fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Redemptions

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the Scudder Investments family of funds, which can be requested by phone or in writing. For information on retirement distributions, contact your Service Agent or call the Transfer Agent at 1-800-621-1048.

The fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the fund’s shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the Prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the fund for up to seven days if the fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSCs may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest fund distributions.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of $10,000 of the fund’s Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March 2003 will be eligible for the second year’s charge if redeemed on or after March 1, 2004. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)	redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)	redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent;

(c)	redemption of shares of a shareholder (including a registered joint owner) who has died;

(d)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);

(e)	redemptions under the fund’s Automatic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and

(f)	redemptions of shares whose dealer of record at the time of the investment notifies SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived for the circumstances set forth in items (c), (d) and (e) for Class A shares. In addition, this CDSC will be waived:

(a)	for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(b)	for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s Scudder IRA accounts); and

(c)	in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the fund), (3) in connection with distributions qualifying under the hardship provisions of the Code and (4) representing returns of excess contributions to such plans.

The Class C CDSC will be waived for the circumstances set forth in items (b), (c), (d) and (e) for Class A shares and for the circumstances set forth in items (a) and (b) for Class B shares. In addition, this CDSC will be waived for:

(a)	redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Scudder Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly, and

(b)	redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind Redemptions. The fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Distribution In-kind. Certain changes in the Portfolio’s investment objectives, policies or restrictions, or a failure by the fund’s shareholders to approve a change in the Portfolio’s investment objectives or restrictions, may require withdrawal of the fund’s interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the fund having a less diversified portfolio of investments or adversely affect the fund’s liquidity, and the fund could incur brokerage, tax or other charges in converting the securities to cash.

Exchanges. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of Scudder or Deutsche money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. The Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.

Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a Scudder or Deutsche money market fund, may not be exchanged thereafter until they have been owned for 15 days (the “15-Day Hold Policy”). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor’s judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a “market timing” strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder’s fund account will be converted to Class A shares on a pro rata basis.

Supplemental Payments

Investment professionals who initiate and are responsible for purchases of $1 million or more may be paid fees out of the assets of SDI (but not out of fund assets). Securities laws may require certain investment professionals such as depository institutions to register as dealers. SDI may pay dealers an amount up to 4.0% of the net asset value of Class B Shares and 1.0% of the net asset value of Class C Shares purchased by their clients or customers as an advance payment. These payments will be made directly by SDI from its assets, and will not be made from the assets of the fund. Dealers may voluntarily waive receipt of all or any portion of these advance payments. SDI may pay all or a portion of the distribution fees discussed below to investment professionals that waive all or any portion of the advance payments.

NET ASSET VALUE

The net asset value of shares of the fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the bid prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used. Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the fund’s Board and overseen primarily by the fund’s Pricing Committee.

TAX INFORMATION

The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the fund.

Taxation of the Fund. The fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the fund level. In order to qualify as a regulated investment company, the fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a)	The fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

(b)	The fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies (such as the Portfolio), and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses.

(c)	The fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year the fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the fund during the prior calendar year. Although the fund’s distribution policies should enable it to avoid excise tax liability, the fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the fund.

Taxation of the Portfolio. The Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Portfolio intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Portfolio level. The Portfolio is subject to the same asset diversification and income distribution requirements applicable to the fund and as discussed above.

Taxation of fund distributions. Distributions from the fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the fund.

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008.

For taxable years beginning on or before December 31, 2008, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by a fund shareholder to be qualified dividend income, the Portfolio must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio, the fund must meet holding period and other requirements with respect to its shares of the Portfolio and the shareholder must meet holding period and other requirements with respect to the fund’s shares. A dividend will not be treated as qualified dividend income (at either the fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute “qualified dividend income,” the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the fund’s shares.

Only qualified dividend income received by the fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate qualified dividends received by the fund during any taxable year are 95% or more of its gross income, then 100% of the fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

All distributions by the fund result in a reduction in the net asset value of the fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Sale or redemption of shares. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Dividends received deduction. It is not anticipated that dividends from domestic corporations will comprise a substantial part of the Portfolio’s gross income. If any such dividends constitute a portion of the Portfolio’s gross income, a portion of the income distributions of the fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends that so qualify. The dividends-received deduction is reduced to the extent the shares of the fund are treated as debt-financed under federal income tax law and is eliminated if either the fund shares or the dividend-paying shares are deemed to have been held by the the shareholder or the Portfolio, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. The fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Portfolio, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by the Portfolio in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Portfolio to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to the fund shareholders. However, the fund may elect to avoid the imposition of that tax. For example, the Portfolio may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Portfolio will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Portfolio also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Portfolio to avoid taxation. Making either of these elections therefore may require the fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Portfolio’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Tax effects of certain transactions. The Portfolio’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

The Portfolio’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the fund to recognize taxable income in excess of any cash received from the investment.

Under current law, the fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the fund if either: (1) the Portfolio invests in real estate investment trusts (“REITs”) that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Portfolio may invest in REITs that hold residual interests in REMICs.

Other tax considerations. Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of the fund may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund’s shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax rate on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

DIRECTORS AND OFFICERS

Officers and Board of Directors of the Corporation and Trustees of the Portfolios Trust

The overall business and affairs of the fund/Portfolio are supervised by its Board of Directors/Trustees. The Board approves all significant agreements between the fund/Portfolio and persons or companies furnishing services to the fund /Portfolio, including the fund’s/Portfolio’s agreements with its investment advisor, sub-advisor, administrator, distributor, custodian and transfer agent. The Board of Directors/Trustees and the executive officers are responsible for exercising the fund’s/Portfolio’s powers except those reserved for the shareholders and those assigned to the Advisor and Sub-Advisor or other service providers. Each Director/Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each Officer is annually elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Director/Trustee and officer of the fund. The first section of the table lists information for each Director who is not an “interested person” of the fund /Portfolio (as defined in the 1940 Act) (an “Independent Director”). Information for each Non-Independent Director (an “Interested Director”) follows. The Interested Directors are considered to be interested persons as defined by the 1940 Act because of their employment with either the fund’s/Portfolio’s advisors and/or underwriter or their affiliates. The mailing address for the Directors and Officers with respect to fund operations is One South Street, Baltimore, Maryland, 21202.

Independent Directors

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Director since 1998	Chairman, Diligence LLC (international information-collection and risk-management firm (September 2002–present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991–1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985–1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998–February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996–June 2001) and Anchor Gaming (gaming software and equipment) (March 1999 –December 2001).	68

S. Leland Dill 3/28/30 Director since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956–June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989–May 1992), Coutts (USA) International (January 1992–March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991–March 1999); General Partner, Pemco (investment company) (June 1979–June 1986).	66

Martin J. Gruber 7/15/37 Director since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, S.G. Cowen Mutual Funds (January 1985–January 2001), Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996–January 2000).	66

Joseph R. Hardiman 5/27/37 Director since 2000	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998–January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987–1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985–1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976–1985).	66

Richard J. Herring 2/18/46 Director since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000).	66

Graham E. Jones 1/31/33 Director since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66

Rebecca W. Rimel 4/10/51 Director since 2000	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988–1994); Director, ISI Family of Funds (registered investment companies) (1997–1999) and Director, The Glenmede Trust Company (investment trust and wealth management) (1994–2002).	66

Philip Saunders, Jr. 10/11/35 Director since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987–1988); President, John Hancock Home Mortgage Corporation (1984–1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982–1986).	66

William N. Searcy 9/03/46 Director since 2002	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open–end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	66

Robert H. Wadsworth 1/29/40 Director since 1997

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999–June 2002); President, Investment Company Administration, L.L.C. (January 1992*–July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990–January 2002); Vice President, Professionally Managed Portfolios (May 1991–January 2002) and Advisors Series Trust (October 1996–January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994–November 1998).

*  Inception date of the corporation which was the predecessor to the L.L.C.

		69

Interested Directors

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen

Richard T. Hale[4] 7/17/45 Chairman since 2002, Director since 2000 and Chief Executive Officer	Managing Director, Deutsche Investment Management Americas Inc. (2003–present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer, Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); Formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992–1999).	201

Officers

Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years

Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000–present); Vice President, Scudder Distributors, Inc. (December 2002–present). Formerly, Director, John Hancock Signature Services (1992–2000).

Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993–1998).

Daniel O. Hirsch 3/27/54 Vice President since 2003 and Secretary since 2002	Managing Director, Deutsche Asset Management (2002–present) and Director, Deutsche Global Funds Ltd. (2002–present). Formerly, Director, Deutsche Asset Management (1999–2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Assistant General Counsel, United States Securities and Exchange Commission (1993–1998).

Brenda Lyons[5] 2/21/63 President since 2003	Director, Deutsche Asset Management

John Millette[5] 8/23/62 Assistant Secretary 2003–present	Director, Deutsche Asset Management

Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management (2002–present).

Caroline Pearson[5] 4/1/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management

Lucinda Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management

Kathleen Sullivan D’Eramo[5] 1/27/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management

[1]	Unless otherwise indicated, the mailing address of each Director and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

[2]	Length of time served represents the date that each Director or Officer first began serving in that position with Scudder Investors Funds, Inc. (formerly Deutsche Investors Funds, Inc.) of which this fund is a series.

[3]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[4]	Mr. Hale is a Director who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is President of ICCC, Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

[5]	Address: Two International Place, Boston, Massachusetts.

Ownership in the Fund

The following table shows the ownership of the Directors as of December 31, 2002.

Ownership in the Fund

The following table shows the ownership of the Directors as of December 31, 2002.

Director	Dollar Range of Beneficial Ownership in the Fund[1]	Aggregate Dollar Range of Ownership as of December 31, 2002 in all Funds Overseen or by Director in the Family of Investment Companies

Independent Directors
Richard R. Burt*	None	Over $100,000
S. Leland Dill	None	Over $100,000
Martin J. Gruber	None	Over $100,000
Joseph R. Hardiman*	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel*	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy	None	Over $100,000
Robert H. Wadsworth*	None	Over $100,000

Interested Director
Richard T. Hale	None	Over $100,000

*	The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

[1]	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the director’s economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, over $100,000.

Neither the Corporation nor the Portfolios Trust requires employees, and none of the executive officers devotes full time to the affairs of the Corporation or Portfolios Trust or receives any compensation from the fund or the Portfolio.

Some of the Directors of the Corporation are customers of, and have had normal brokerage transactions with, Deutsche Bank Securities Inc. in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

As of December 2, 2003 the Corporation’s Directors and Officers as a group owned less than 1% of the fund’s outstanding Class A, Class B, and Class C Shares.

Ownership in Securities of the Advisors and Related Companies

As reported to the fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2002. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the fund (including Deutsche Bank AG).

Independent Director	Owner and Relationship to Director	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Richard R. Burt		None
Joseph R. Hardiman		None
Rebecca W. Rimel		None
Robert H. Wadsworth		None
S. Leland Dill		None
Martin J. Gruber		None
Richard Herring		None
Graham E. Jones		None
Philip Saunders, Jr.		None
William N. Searcy		None

Board Committees. The current Board of Directors/Trustees was elected on August 16, 2002. The fund’s Board currently has the following committees:

Audit Committee: The Audit Committee selects the independent auditors for the fund, confers with the independent auditors regarding the fund’s financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit Committee are S. Leland Dill (Chairman) and all of the Non-Interested Directors. The Audit Committee met five times during the calendar year ended December 31, 2002.

Nominating and Governance Committee: The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Directors, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the last calendar year.

Valuation Committee: The Valuation Committee is authorized to act for the Board of Directors in connection with the valuation of securities held by the fund’s portfolio in accordance with the fund’s Valuation Procedures. Messrs. Hale, Saunders and Wadsworth are members of the Valuation Committee with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Directors are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met four times during the most recent calendar year.

Additional Committees: On February 25, 2003, the Board of Directors organized a Fixed Income, Equity and Operations Committees. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the fund.

Members of the Board of Directors who are employees of the Advisor or its affiliates receive no direct compensation from the fund, although they are compensated as employees of the Advisor, or its affiliate, and as a result may be deemed to participate in fees paid by the fund. The following table shows compensation received by each Director from the fund and the Portfolios Trust and aggregate compensation from the fund Complex during the calendar year 2002.

Name of Director	Compensation from the Corporation and Portfolios Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Directors from the Corporation, Portfolios Trust and the Fund Complex[2,3,4]
Richard R. Burt	$61	$0	$124,500
S. Leland Dill[1]	$64	$0	$102,250
Martin J. Gruber[1]	$61	$0	$109,000
Richard T. Hale	$0	$0	$0
Joseph R. Hardiman	$61	$0	$96,000
Richard J. Herring[1]	$61	$0	$99,750
Graham E. Jones[1]	$61	$0	$80,500
Louis E. Levy	$0	$0	$158,846
Eugene J. McDonald	$0	$0	$35,000
Rebecca W. Rimel	$61	$0	$96,000
Philip Saunders, Jr.[1]	$61	$0	$99,750
William N. Searcy[1]	$61	$0	$83,500
Truman T. Semans	$0	$0	$0
Carl W. Vogt	$0	$0	$146,346
James Cunnane	$0	$0	$17,9644
Harry Woolf	$0	$0	$28,3794
Alonzo Decker	$0	$0	$4,8754
Robert H. Wadsworth	$61	$0	$126,000

[1]	Elected Director of the fund effective July 30, 2002.

[2]	Of amounts payable to Ms. Rimel and Messrs. Burt, Hardiman, Levy, McDonald, Saunders, Vogt and Wadsworth, $88,611, $29,612, $52,058, $34,547, $34,547, $19,468, $29,612 and $29,612 respectively, was deferred pursuant to a deferred compensation plan.

[3]	During calendar year 2002, the total number of funds in the fund Complex was 201. During calendar year 2002, the total number of funds overseen by each Director was 84 except for Messrs. Burt (86 funds), Gruber (85 funds), Hale (198 funds), Hardiman (82 funds), Levy (81 funds), McDonald (28 funds), Semans (28 funds), Vogt (81 funds) and Wadsworth (87 funds).

[4]	During calendar year 2002, as former directors, James Cunnane, Harry Woolf and Alonzo Decker received from certain funds in the fund Complex $17,964 (deferred compensation), $28,379 ($19,500 Retirement Plan Payment and $9,057 deferred compensation) and $4,875 (Retirement Plan Payment), respectively.

Certain funds in the fund Complex, including this fund, have adopted a Retirement Plan for Directors who are not employees of the Corporation, the Corporation’s Administrator or its respective affiliates (the “Retirement Plan”). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Mr. McDonald, 9 years; for Mr. Levy, 7 years; for Ms. Rimel and Mr. Vogt, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.

Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Years of Service	Chairmen of Audit and Executive Committees	Other Participants
6 years	$4,900	$3,900
7 years	$9,800	$7,800
8 years	$14,700	$11,700
9 years	$19,600	$15,600
10 years or more	$24,500	$19,500

Effective February 12, 2001, the Board of Directors of the Corporation, as well as each fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Directors. The amendments provided that no further benefits would accrue to any current or future directors and included a one-time payment of benefits accrued under the Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Director’s election, this one-time payment could be transferred into the Directors’ Deferred Compensation Plan, described below.

Any Director who receives fees from the Corporation is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Levy, McDonald, Burt, Wadsworth, Hardiman, Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

SHAREHOLDER RIGHTS AND BENEFICIAL OWNERSHIP INFORMATION

Voting Rights

Each share of the fund or a class shall have equal rights with each other share of the fund or a class with respect to the assets of the Corporation pertaining to that Fund or class. Upon liquidation of the fund, shareholders of each class are entitled to share pro rata in the net assets of the fund available for distribution to their class.

Shareholders of the fund are entitled to one vote for each full share held and to a fractional vote for fractional shares. Shareholders in the fund generally vote in the aggregate and not by class, unless the law expressly requires otherwise or the Directors determine that the matter to be voted upon affects only the interests of shareholders of a particular fund or class of shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights (other than the automatic conversion of Class B Shares into Class A Shares as described in the Prospectus). Shares are fully paid and non-assessable by the Corporation. It is the intention of the Corporation not to hold meetings of shareholders annually. The Directors of the Corporation may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Articles of Incorporation or By-laws.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation’s outstanding shares of all series entitled to vote.

The Corporation’s Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one-third of the shares outstanding and entitled to vote shall constitute a quorum at all meetings of shareholders of the fund, except as otherwise required by applicable law. The Articles of Incorporation further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Corporation’s Articles of Incorporation provide that, at any meeting of shareholders of the fund or a Class, a financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary also are deemed represented at the meeting for purposes of quorum requirements.

Whenever the Corporation is requested to vote on a matter pertaining to the Portfolio, the Corporation will vote its shares without a meeting of shareholders of the fund if the proposal is one that, if made with respect to the fund, would not require the vote of shareholders of the fund, as long as such action is permissible under applicable statutory and regulatory requirements. For all other matters requiring a vote, the Corporation will hold a meeting of shareholders of the fund and, at the meeting of investors in the Portfolio, the Corporation will cast all of its votes in the same proportion as the votes of the fund’s shareholders even if all fund shareholders did not vote. Even if the Corporation votes all its shares at the Portfolios Trust meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

As of December 2, 2003, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares:

391,134 shares in the aggregate, or 23.17% of the outstanding shares of Scudder Japanese Equity Fund, Class A were held in the name of Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303.

160,363 shares in the aggregate, or 9.50% of the outstanding shares of Scudder Japanese Equity Fund, Class A were held in the name of Merrill, Lynch, Pierce, Fenner & Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

132,979 shares in the aggregate, or 7.88% of the outstanding shares of Scudder Japanese Equity Fund, Class A were held in the name of Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303.

210,792 shares in the aggregate, or 12.49% of the outstanding shares of Scudder Japanese Equity Fund, Class A were held in the name of Citigroup Global Markets, Inc., for the benefit of customers, 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

20,629 shares in the aggregate, or 5.53% of the outstanding shares of Scudder Japanese Equity Fund, Class B were held in the name of Citigroup Global Markets, Inc., for the benefit of customers, 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

195,684 shares in the aggregate, or 52.43% of the outstanding shares of Scudder Japanese Equity Fund, Class B were held in the name of Merrill, Lynch, Pierce, Fenner & Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

21,349 shares in the aggregate, or 5.65% of the outstanding shares of Scudder Japanese Equity Fund, Class C were held in the name of Wachovia Securities, LLC for the benefit of GVK Limited Partnership Special Account, c/o George Kobler, 884 Navesink River Road, Rumson, NJ 07760 who may be deemed to be the beneficial owner of certain of these shares.

24,000 shares in the aggregate, or 6.36% of the outstanding shares of Scudder Japanese Equity Fund, Class C were held in the name of Deutsche Bank Securities, Inc., for the benefit of customers, P.O. Box 1346, Baltimore, MD 21203 who may be deemed to be the beneficial owner of certain of these shares.

44,551 shares in the aggregate, or 11.80% of the outstanding shares of Scudder Japanese Equity Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner & Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

37,384 shares in the aggregate, or 9.90% of the outstanding shares of Scudder Japanese Equity Fund, Class C were held in the name of UBS Financial Services, Inc., for the benefit of Dr. Kin S. Cheung, 1-5-17 Roppongi, Homat Governor #402, Tokyo Japan, who may be deemed to be the beneficial owner of certain of these shares.

80,792 shares in the aggregate, or 21.39% of the outstanding shares of Scudder Japanese Equity Fund, Class C were held in the name of Citigroup Global Markets, Inc., for the benefit of customers, 333 W. 34th Street, New York, NY 10001 who may be deemed to be the beneficial owner of certain of these shares.

Shareholders owning 25% or more of outstanding Shares may be in control of the fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

Interests in the Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolios Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

As used in this SAI and the Prospectuses, the term “majority of the outstanding voting securities” (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

In addition to selling beneficial interests to the fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio’s expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures.

The Declaration of Trust of the Portfolios Trust provides that the fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the fund nor its shareholders will be adversely affected by reason of the investment of all of the assets of the fund in the Portfolio.

PROXY VOTING GUIDELINES

The fund has delegated proxy voting responsibilities to the Advisor, subject to the Board’s general oversight. The fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the fund, and the interests of the Advisor and its affiliates, including the fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board, or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

FINANCIAL INFORMATION

The Financial Statements including notes thereto for the fund for period ended August 31, 2003 are incorporated herein by reference to the Annual Report to Shareholders of the Japanese Equity Fund, a series of Scudder Investors Funds, Inc. filed with the SEC, dated August 31, 2003.

ADDITIONAL INFORMATION

Internet Access

World Wide Web Site — The address of the Scudder Funds site is www.scudder.com. This site offers guidance on global investing and developing strategies to help meet financial goals and provides access to the Scudder investor relations department via e-mail. The site also enables users to access or view fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on the funds.

Account Access — Scudder Funds is among the first mutual fund families to allow shareholders to manage their fund accounts through the World Wide Web. Scudder Fund shareholders can view a snapshot of current holdings, review account activity and move assets between Scudder Fund accounts.

Scudder Funds’ personal portfolio capabilities — known as SEAS (Scudder Electronic Account Services) — are accessible only by current Scudder Fund shareholders who have set up a Personal Page on Scudder’s Web site.

Using a secure Web browser, shareholders sign on to their account with their Social Security number and their SAIL password. As an additional security measure, users can change their current password or disable access to their portfolio through the World Wide Web.

An Account Activity option reveals a financial history of transactions for an account, with trade dates, type and amount of transaction, share price and number of shares traded. For users who wish to trade shares between Scudder Funds, the Fund Exchange option provides a step-by-step procedure to exchange shares among existing fund accounts or to new Scudder Fund accounts.

The Fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable.

Other Information

The CUSIP numbers for each class of the fund are:

Japanese Equity Fund	Class A Shares: 81116R 408
Class B Shares: 81116R 507
Class C Shares: 81116R 606

The fund has a fiscal year ending August 31st.

The fund’s prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the fund and the securities offered hereby.

The Corporation has filed with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, a Registration Statement under the 1933 Act with respect to the securities of the fund and certain other series of the Corporation. If further information is desired with respect to the Corporation, the fund or such other series, reference is made to the Registration Statement and the exhibits filed as a part thereof. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

ADDRESSES

Japanese Equity Fund

One South Street

Baltimore, Maryland 21202

Investment Advisor

Deutsche Asset Management, Inc.

280 Park Avenue

New York, New York 10017

Sub-advisor to the Portfolio

Deutsche Asset Management (Japan) Limited (“DeAMJ”)

Sanno Park Tower, 2-11-1

Nagata-Cho, Chiyoda-Ku

Tokyo, Japan 100-6173

Distributor

Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

Administrator

Investment Company Capital Corp.

One South Street

Baltimore, Maryland 21202

Transfer Agent and Dividend Disbursing Agent

Scudder Investment Services Company

222 South Riverside Plaza

Chicago, IL 60606

Custodian

Investors Bank & Trust Co.

200 Clarendon Street

Boston, Massachusetts 02116

Independent Accountants

PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

                                                                     SCUDDER
                                                                     INVESTMENTS

                             Sector Specific Funds I
                             Classes A, B and C

                             Prospectus

--------------------------------------------------------------------------------
                             January 1, 2004
--------------------------------------------------------------------------------

                             Scudder Health Care Fund
                             October 1, 2003, as revised January 1, 2004

                             Scudder Global Biotechnology Fund
                             January 1, 2004

                             Scudder Technology Fund
                             January 1, 2004

                             Scudder Technology Innovation Fund
                             October 1, 2003, as revised January 1, 2004

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Contents
--------------------------------------------------------------------------------

     How the Funds Work                       How to Invest in the Funds

     4  Scudder Health Care Fund              49  Choosing a Share Class

    10  Scudder Global Biotechnology          55  How to Buy Shares
        Fund
                                              56  How to Exchange or Sell
    17  Scudder Technology Fund                   Shares

    24  Scudder Technology                    57  Policies You Should Know
        Innovation Fund                           About

    30  Other Policies and Secondary          66  Understanding Distributions
        Risks                                     and Taxes

    32  Who Manages and Oversees
        the Funds

    36  Financial Highlights

How the Funds Work

On the next few pages, you'll find information about each fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

--------------------------------------------------------------------------------
                                            |   Class A     Class B     Class C

                             ticker symbol  |   SUHAX       SUHBX       SUHCX

                             fund number    |   452         652         752

  Scudder Health Care Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the fund's 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector.
The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The fund will invest primarily in securities of US companies, but may invest in foreign companies as well.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

--------------------------------------------------------------------------------

OTHER INVESTMENTS While the fund invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt securities.

The fund is permitted, but not required, to use various types of derivatives
(contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures and options, including sales of covered put and call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

                                       4

Top-down analysis. The managers consider the economic outlooks for various industries within the health care sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor different types of securities from different industries and companies within the health care sector at different times.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given health care industry.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, health care stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market.
Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept the above-average risks of sector specific investment and who are interested in exposure to the health care sector.

                                       5

Concentration Risk. The fact that the fund concentrates its investments in the industries of the health care sector increases stock market risk, because factors affecting that sector could affect fund performance. For example, health care companies could be hurt by such factors as rapid product obsolescence and the unpredictability of winning government approvals.

Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Other factors that could affect performance include:

o  the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o  foreign stocks tend to be more volatile than their US counter-parts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see
   "Secondary risks" for more information)

                                       6

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares with a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time.
All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares was December 29, 2000. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A, B and C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as
401(k) plans or individual retirement accounts.

Scudder Health Care Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999       11.10
2000       59.35
2001      -10.88
2002      -24.62

2003 Total Return as of June 30: 19.01%
For the periods included in the bar chart:
Best Quarter: 21.24%, Q2 2000                    Worst Quarter: -21.47%, Q1 2001

                                       7

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                           1 Year               Since Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                      -28.95                   4.86
--------------------------------------------------------------------------------
  Return after Taxes on                    -28.95                   3.96
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                    -19.99                   3.09
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)              -27.57                   4.95
--------------------------------------------------------------------------------
Class C (Return before Taxes)              -26.10                   4.93
--------------------------------------------------------------------------------
Index 1 (reflects no deductions            -22.10                  -3.31
for fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deductions            -21.23                   2.61
for fees, expenses or taxes)
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

*    Since 3/2/1998. Index comparison begins 3/31/1998.

Total returns from inception through 2000 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.

--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

                                       8

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

----------------------------------------------------------------------------------
Fee Table                                            Class A   Class B    Class C
----------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
----------------------------------------------------------------------------------

Maximum Cumulative Sales Charge (Load)               5.75%     4.00%      2.00%
----------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on               5.75      None       1.00
Purchases (as % of offering price)
----------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge             None*      4.00       1.00
(Load) (as % of redemption proceeds)
----------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
----------------------------------------------------------------------------------
Management Fee                                       0.85%     0.85%      0.85%
----------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee                     0.22      0.98       0.98
----------------------------------------------------------------------------------
Other Expenses**                                     0.78      0.95       1.08
----------------------------------------------------------------------------------
Total Annual Operating Expenses                      1.85      2.78       2.91
----------------------------------------------------------------------------------
Less Expense Reimbursements***                       0.22      0.37       0.51
----------------------------------------------------------------------------------
Net Annual Fund Operating Expenses (after waiver)    1.63      2.41       2.40
----------------------------------------------------------------------------------

*        The redemption of shares purchased at net asset value under the Large
         Order NAV Purchase Privilege (see "Policies You Should Know About --
         Policies about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50%
         if redeemed during the second year following purchase.

**       Restated and estimated to reflect the termination of the fixed rate administrative fee on September 30, 2003.

***      Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.40%,
         1.42% and 1.41% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or services fees, and trustee and trustee counsel fees.

Based on the costs above (including two years of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                       $731      $1,082       $1,479       $2,585
--------------------------------------------------------------------------------
Class B shares                        644       1,090        1,602        2,623
--------------------------------------------------------------------------------
Class C shares                        441         894        1,526        3,226
--------------------------------------------------------------------------------
Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                       $731      $1,082       $1,479       $2,585
--------------------------------------------------------------------------------
Class B shares                        244         790        1,402        2,623
--------------------------------------------------------------------------------
Class C shares                        341         894        1,526        3,226
--------------------------------------------------------------------------------

                                       9

--------------------------------------------------------------------------------
                                              |  Class A     Class B     Class C

                               ticker symbol  |  DBBTX       DBBBX       DBBCX

                               fund number    |  475         675         775

  Scudder Global Biotechnology Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund invests to maximize total return.

The fund seeks to maximize total return by investing primarily in equity securities of companies that the Advisors expect will benefit from their involvement in the biotechnology industry. Under normal market conditions, the fund intends to invest at least 80% of its assets, determined at the time of purchase, in equity or equity-related securities of biotechnology companies.
Equity or equity-related securities include common stocks, preferred stocks,
American Depository Receipts and Global Depository Receipts.

Biotechnology companies engage in the research, development, provision and/or manufacture of biotechnological products, services and processes. Such companies generally employ genetic engineering to develop new products and apply new and innovative processes. For example, such processes could be used to discover and develop diagnostic and therapeutic products and services. The biotechnology industry currently includes pharmaceutical, biochemical, medical/surgical, human healthcare, and agricultural- and industrial-oriented companies. Because of the rapid developments in the biotechnology industry, companies with new and different products and strategies will likely be included in the industry over time.

These companies may be located in the US and abroad and may have operations in more than one country. Substantially all of the fund's investments abroad will be in developed countries. The fund considers a company or issuer to be of a particular country if it is headquartered or has its primary operations in that country.

--------------------------------------------------------------------------------

OTHER INVESTMENTS The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and foreign currency transactions. The fund may use derivatives in circumstances where the Advisors believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

                                       10

The fund may invest in companies of varying market capitalizations. The fund generally expects that its holdings will include securities of 40-60 companies, but the fund is not limited in the number of its holdings.

The fund uses both fundamental research and due diligence in looking for attractive investment opportunities in the global biotechnology sector. The fund's fundamental research seeks to identify attractive companies for investment by considering a variety of factors, including whether such companies appear to be poised to develop and exploit new technologies or participate in growth markets, or have a clear strategy, a focus on profitability, or an established brand name. The fund will also assess factors such as company management, market position, and quality of scientific research and clinical trials underlying the company's products or services. No one characteristic or factor is determinative, and the analysis may differ by company and region. The fund's due diligence includes reviewing publicly available scientific and clinical data underlying the company's products or services and interviewing physicians and scientific experts on such subjects.

The fund seeks to identify and invest early in promising opportunities within the biotechnology sector. For example, the fund may invest in a company even before its product has been approved by applicable regulators, such as the US
Food and Drug Administration, or is available for sale.

Generally, the fund pursues a "buy and hold" investment strategy. However, the fund will consider selling all or part of a security holding if under the circumstances the Advisors deem a sale is appropriate including:

o        the stock has reached an intermediate-term price objective, its outlook no longer seems sufficiently promising and a relatively more attractive stock emerges;

o        the issuer is experiencing deteriorating fundamentals or its fundamentals have changed substantially;

o        the company has experienced a fundamental shift in its core business processes and objectives; or

o        the fund's portfolio needs to be rebalanced.

                                       11

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the biotechnology sector.
When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Foreign Investment Risk. To the extent that the fund holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the fund has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Concentration Risk. The fund concentrates its investments in biotechnology companies. As a result, factors affecting this sector, such as market price movements, regulatory or technological changes, or economic conditions will have a significant impact on the fund's performance.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept the above-average risks of sector specific investment and who are interested in exposure to the biotechnology sector.

                                       12

Other factors that could affect performance include:

o  the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o  growth stocks may be out of favor for certain periods

o  derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see
   "Secondary risks" for more information)

                                       13

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares with a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time.
All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as
401(k) plans or individual retirement accounts.

Scudder Global Biotechnology Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31                                   Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2002      -45.14

2003 Total Return as of September 30: 51.60%
For the periods included in the bar chart:
Best Quarter: 4.68%, Q4 2002              Worst Quarter: -29.59%, Q2 2002

                                       14

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                                                       Since
                                                        1 Year       Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                                   -48.29         -25.97
--------------------------------------------------------------------------------
  Return after Taxes on Distributions                   -48.29         -25.97
--------------------------------------------------------------------------------
  Return after Taxes on Distributions and Sale of       -29.65         -20.27
  Fund Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)                           -47.18         -25.29
--------------------------------------------------------------------------------
Class C (Return before Taxes)                           -46.10         -24.42
--------------------------------------------------------------------------------
Index 1 (Reflects no deductions for fees, expenses      -21.06         -15.34
or taxes)
--------------------------------------------------------------------------------
Index 2 (Reflects no deductions for fees, expenses      -45.33         -21.88
or taxes)
--------------------------------------------------------------------------------

Index 1: MSCI World Index is an unmanaged, capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and
Asia.

Index 2: NASDAQ Biotechnology Index is a modified capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector.

*    Since 3/30/2001. Index comparison begins 3/31/2001.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.scudder.com.

--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

                                       15

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                     Class A       Class B      Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge (Load)        5.75%         4.00%        2.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on        5.75          None         1.00
Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge      None*         4.00         1.00
(Load) (as % of redemption proceeds)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                0.85%         0.85%        0.85%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.25          0.75         0.75
--------------------------------------------------------------------------------
Other Expenses**                              4.67          4.92         4.92
--------------------------------------------------------------------------------
Total Annual Operating Expenses***            5.77          6.52         6.52
--------------------------------------------------------------------------------
Less Fee Waiver/Expense Reimbursements        4.27          4.27         4.27
--------------------------------------------------------------------------------
Net Annual Operating Expenses***              1.50          2.25         2.25
--------------------------------------------------------------------------------

*    Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled "Choosing a Share Class -- Class A shares.")

**   Includes a 0.25% shareholder servicing fee for Class B and C shares.

***  Investment Company Capital Corporation, in its capacity as Advisor and
     Administrator, has contractually agreed to waive its fees and/or expenses of the fund through December 31, 2004 to the extent necessary to maintain the fund's expense ratio at the level indicated as "Net Annual Operating
     Expenses."

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                       $719      $1,836      $2,936       $5,612
--------------------------------------------------------------------------------
Class B shares                        628       1,848       3,027        5,616
--------------------------------------------------------------------------------
Class C shares                        426       1,632       2,899        5,902
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                       $719      $1,836      $2,936       $5,612
--------------------------------------------------------------------------------
Class B shares                        228       1,548       2,827        5,616
--------------------------------------------------------------------------------
Class C shares                        326       1,632       2,899        5,902
--------------------------------------------------------------------------------

                                       16

--------------------------------------------------------------------------------
                                             |  Class A     Class B     Class C

                              ticker symbol  |  KTCAX       KTCBX       KTCCX

                              fund number    |  001         201         301

  Scudder Technology Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks growth of capital.

Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of US companies in the technology sector. For purposes of the fund's 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semi-conductors, software, telecom equipment and computer/hardware. The fund may invest in companies of any size.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

--------------------------------------------------------------------------------

OTHER INVESTMENTS While the fund invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

The fund is permitted, but not required, to use various types of derivatives
(contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures and options, including sales of covered put and call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

                                       17

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment goal, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given technology industry.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the technology sector of the
US stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get attractive prices for them.

Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

                                       18

Concentration Risk. The fund concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the fund's performance.
Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

o  the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o  growth stocks may be out of favor for certain periods

o  foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see
   "Secondary risks" for more information)

                                       19

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown. The table on the following page shows how fund performance compares with a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Classes B and C shares was May 31, 1994. The performance figures before that date are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of Classes B or C.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as
401(k) plans or individual retirement accounts.

Scudder Technology Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                         Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1993         11.69
1994         11.35
1995         42.77
1996         20.60
1997          7.11
1998         43.59
1999        114.28
2000        -24.31
2001        -34.44
2002        -38.97

2003 Total Return as of September 30: 30.52%

For the periods included in the bar chart:

Best Quarter: 57.79%, Q4 1999             Worst Quarter: -34.76%, Q3 2001

                                       20

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                         1 Year        5 Years        10 Years
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                    -42.48          -2.56           7.25
--------------------------------------------------------------------------------
  Return after Taxes on                  -42.48          -3.66           4.64
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                  -26.08          -0.92           6.08
  Distributions and Sale of Fund
  Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)            -41.26          -2.50           6.83
--------------------------------------------------------------------------------
Class C (Return before Taxes)            -39.95          -2.38           6.88
--------------------------------------------------------------------------------
Index 1 (reflects no deductions for      -22.10          -0.59           9.34
fees, expenses, or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deductions for      -40.29          -3.27          N/A
fees, expenses, or taxes)
--------------------------------------------------------------------------------

Index 1: Standard & Poor's 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Goldman Sachs Technology Index, an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

--------------------------------------------------------------------------------

In the past, the technology sector has experienced above-average volatility that produced significant fluctuations in the fund's performance. Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

                                       21

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                    Class A      Class B        Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge (Load)       5.75%        4.00%          2.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on       5.75         None           1.00
Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales            None*        4.00           1.00
Charge (Load) (as % of redemption
proceeds)
--------------------------------------------------------------------------------
Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                               0.55%        0.55%          0.55%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee             0.23         1.00           1.00
--------------------------------------------------------------------------------
Other Expenses**                             0.33         0.67           0.60
--------------------------------------------------------------------------------
Total Annual Operating Expenses***           1.11         2.22           2.15
--------------------------------------------------------------------------------

*    The redemption of shares purchased at net asset value under the Large Order
     NAV Purchase Privilege (see "Policies You Should Know About -- Policies
     about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

**   Restated and estimated to reflect the termination of the fixed rate administrative fee on September 30, 2003.

***  Through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.990%, 1.310% and 1.275% for Class A, Class B and
     Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees and organizational and offering expenses.

                                       22

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                    1 Year        3 Years        5 Years       10 Years
--------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------

Class A shares             $682            $908         $1,151        $1,849
--------------------------------------------------------------------------------
Class B shares              625             994          1,390         2,013
--------------------------------------------------------------------------------
Class C shares              416             766          1,243         2,558
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares             $682            $908         $1,151        $1,849
--------------------------------------------------------------------------------
Class B shares              225             694          1,190         2,013
--------------------------------------------------------------------------------
Class C shares              316             766          1,243         2,558
--------------------------------------------------------------------------------

                                       23

--------------------------------------------------------------------------------
                                              |  Class A     Class B     Class C

                               ticker symbol  |  SRIAX       SRIBX       SRICX

                               fund number    |  451         651         751

  Scudder Technology Innovation Fund
--------------------------------------------------------------------------------

The Fund's Main Investment Strategy

The fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector.
For purposes of the fund's 80% investment policy, to be considered part of the technology sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the technology sector include computers (including software, hardware and Internet-related businesses), computer services, telecommunications and semi-conductors. The companies may be of any size. The fund will invest primarily in securities of US companies, but may invest in foreign companies as well.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

--------------------------------------------------------------------------------
OTHER INVESTMENTS While the fund invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt securities.

The fund is permitted, but not required, to use various types of derivatives
(contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures and options, including sales of covered put and call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

                                       24

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities, or in the course of adjusting their emphasis on a given technology industry.

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, technology stocks. When stock prices fall, you should expect the value of your investment to fall as well.
Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, and the fund may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market.
Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

This fund is designed for investors who understand the risks of investing in a single sector that has shown above-average volatility and are interested in gaining exposure to the technology sector.

                                       25

Concentration Risk. The fund concentrates its investments in the group of industries constituting the technology sector. As a result, market price movements, market saturation and rapid product obsolescence affecting companies in this sector will have a significant impact on the fund's performance.
Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Non-Diversification Risk. The fund is classified as "non-diversified." This means that it may invest in the securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Other factors that could affect performance include:

o  the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

o  foreign stocks tend to be more volatile than their US counter-parts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see
   "Secondary risks" for more information)

                                       26

The Fund's Performance History

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance for the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares with a broad-based market index and one other relevant index (which, unlike the fund, do not have any fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the indexes varies over time.
All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The inception date for Class A, B and C shares was December 29, 2000. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A.

In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charges of Class A, B and C. Class S shares are offered in a different prospectus.

The table shows returns on a before-tax and after-tax basis. After-tax returns are shown for Class A only and will vary for Classes B and C. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as
401(k) plans or individual retirement accounts.

Scudder Technology Innovation Fund

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                       Class A
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999        166.33
2000        -23.05
2001        -46.11
2002        -39.59

2003 Total Return as of June 30: 18.76%
For the periods included in the bar chart:
Best Quarter: 71.49%, Q4 1999                    Worst Quarter: -39.38%, Q3 2001

                                       27

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2002
--------------------------------------------------------------------------------
                                           1 Year             Since Inception*
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return before Taxes                      -43.07                  -3.82
--------------------------------------------------------------------------------
  Return after Taxes on                    -43.07                  -5.48
  Distributions
--------------------------------------------------------------------------------
  Return after Taxes on                    -28.66                  -4.26
  Distributions and Sale of
  Fund Shares
--------------------------------------------------------------------------------
Class B (Return before Taxes)              -42.07                  -3.83
--------------------------------------------------------------------------------
Class C (Return before Taxes)              -40.92                  -3.84
--------------------------------------------------------------------------------
Index 1 (reflects no deductions            -20.48                  -3.40
for fees, expenses or taxes)
--------------------------------------------------------------------------------
Index 2 (reflects no deductions            -40.27                 -15.45
for fees, expenses or taxes)
--------------------------------------------------------------------------------

Index 1: Russell 2000 Index, an unmanaged, capitalization-weighted measure of approximately 2,000 small US stocks.

Index 2: Goldman Sachs Technology Composite Index, an unmanaged capitalization-weighted index based on a universe of technology related stocks.

*    Since 3/2/1998. Index comparison begins 3/31/1998.

Total returns from inception through 1999 would have been lower if operating expenses hadn't been reduced.

--------------------------------------------------------------------------------

In the past, the technology sector has experienced above-average volatility that produced significant fluctuations in the fund's performance. Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or (800) 621-1048 or visit our Web site at www.scudder.com.

--------------------------------------------------------------------------------

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number only represents the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares.

The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

                                       28

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                            Class A   Class B   Class C
--------------------------------------------------------------------------------
Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Cumulative Sales Charge (Load)               5.75%     4.00%     2.00%
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on               5.75      None      1.00
Purchases (as % of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge             None*     4.00      1.00
(Load) (as % of redemption proceeds)
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                       0.85%     0.85%     0.85%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees                    0.23      0.98      0.98
--------------------------------------------------------------------------------
Other Expenses**                                     0.85      1.18      1.21
--------------------------------------------------------------------------------
Total Annual Operating Expenses                      1.93      3.01      3.04
--------------------------------------------------------------------------------
Less Expense Reimbursements***                       0.17      0.44      0.48
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses (after waiver)    1.76      2.57      2.56
--------------------------------------------------------------------------------

*    The redemption of shares purchased at net asset value under the Large Order
     NAV Purchase Privilege (see "Policies You Should Know About -- Policies
     about transactions") may be subject to a contingent deferred sales charge of 1.00% if redeemed within one year of purchase and 0.50% if redeemed during the second year following purchase.

**   Restated and estimated to reflect the termination of the fixed rate administrative fee on September 30, 2003.

***  Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 1.52%, 1.58% and 1.57% for Class
     A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees.

Based on the costs above (including two years of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
Example                            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                       $744      $1,114       $1,526       $2,672
--------------------------------------------------------------------------------
Class B shares                        660       1,146        1,703        2,773
--------------------------------------------------------------------------------
Class C shares                        457         938        1,595        3,353
--------------------------------------------------------------------------------
Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                       $744      $1,114       $1,526       $2,672
--------------------------------------------------------------------------------
Class B shares                        260         846        1,503        2,773
--------------------------------------------------------------------------------
Class C shares                        357         938        1,595        3,353
--------------------------------------------------------------------------------

                                       29

Other Policies and Secondary Risks

Other policies

While the sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o  Although major changes tend to be infrequent, the Boards of Scudder Health
   Care Fund, Scudder Technology Fund and Scudder Technology Innovation Fund
   could change that fund's investment goal without seeking shareholder approval. The Board of Scudder Global Biotechnology Fund cannot change the fund's goal without shareholder approval. In addition, the applicable Board will provide shareholders with at least 60 days' notice prior to making any changes to each fund's 80% investment policy.

o  Certain funds may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

o  As a temporary defensive measure, each fund could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

o  Each fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

                                       30

Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, each fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose a fund to the effects of leverage, which could increase a fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if a fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into a fund. If a fund underestimates its price, you may not receive the full market value for your fund shares when you sell.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify a fund's performance if it has a small asset base. A fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that a fund will be able to obtain proportionately larger
IPO allocations.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the funds.

If you want more information on a fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

                                       31

Who Manages and Oversees the Funds

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Scudder Health Care Fund, Scudder Technology Fund and Scudder Technology
Innovation Fund

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche
Asset Management, is the investment advisor for these funds. Under the supervision of a Board of Trustees, DeIM, with headquarters at 345 Park Avenue,
New York, NY, makes each fund's investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Global Biotechnology Fund

Investment Company Capital Corporation ("ICCC") is the fund's investment advisor. The address for ICCC is One South Street, Baltimore, Maryland 21202.
ICCC is also the investment advisor to other mutual funds in the Scudder family of funds.

Investment Sub-Advisor (Scudder Global Biotechnology Fund)

Deutsche Asset Management International GmbH ("DeAMi" or "Sub-Advisor") is the
sub-advisor to the fund. The address for DeAMi is Mainzer Landstrasse 16, 60325
Frankfurt am Main, Germany. Prior to September 1, 2003, DWS International
Portfolio Management GmbH was the fund's sub-advisor.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the performance of DeAMi. DeAMi is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates. ICCC compensates DeAMi out of its advisory fee.

                                       32

DeIM, ICCC and DeAMi are indirect, wholly owned subsidiaries of Deutsche Bank
AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisors receive a management fee from each applicable fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets:

---------------------------------------------------------------------
Fund Name                                              Fee Paid
---------------------------------------------------------------------
Scudder Health Care Fund                                0.85%
---------------------------------------------------------------------
Scudder Global Biotechnology Fund                       0.00%*
---------------------------------------------------------------------
Scudder Technology Fund                                 0.55%
---------------------------------------------------------------------
Scudder Technology Innovation Fund                      0.85%
---------------------------------------------------------------------

*    Reflecting the effect of expense limitations and/or fee waivers then in effect.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management,
Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust
Company Americas and Scudder Trust Company.

                                       33

The portfolio managers

The following people handle the day-to-day management of each fund.

Scudder Health Care Fund                    Scudder Global Biotechnology Fund

James Fenger                                Dr. Noushin Irani
Managing Director of Deutsche Asset         Lead Manager of the fund.
Management and Co-Manager of the fund.       o   Joined Deutsche Asset
 o   Joined Deutsche Asset Management in         Management International GmbH
     1983 and the fund in 1998.                  in 2003 and DWS Investment
 o   Over 19 years of investment industry        GmbH in 2002.
     experience.                             o   Over 7 years of biotechnology
 o   MBA, University of Wisconsin.               experience.
                                             o   Ph.D in cell culture and
Leefin Lai                                       molecular biology, Technical
Senior Vice President of Deutsche Asset          University Braunschweig &
Management and Co-Manager of the fund.           German Federal Research
 o   Joined Deutsche Asset Management and        Institute for Biotechnology
     the fund in 2001, previously serving        (Germany).
     as an analyst for Salomon Smith
     Barney and Paine Webber and as Vice     Thomas E. Bucher
     President/analyst for Citigroup         CFA, Director, Deutsche Asset
     Global Asset Management and Scudder     Management and Co-Manager of
     Kemper Investments.                     the fund.
 o   Over 10 years of investment industry    o   Joined Deutsche Asset
     experience.                                 Management International GmbH
 o   MBA, University of Illinois.                in 1995.
                                             o   Head of global equity research
Thomas Bucher                                    team for Health Care sector:
CFA, Director of Deutsche Asset                  Frankfurt.
Management and Consultant of the fund.       o   Previously analyst for
 o   Head of global equity research team         European Chemical, Oil, Steel
     for Health Care sector and portfolio        and Engineering sectors.
     manager for European                    o   MA from University of
     Equity: Frankfurt.                          Tuegingen (Germany).
 o   Joined Deutsche Asset Management in
     1995, previously serving as analyst
     for European Chemical, Oil, Steel
     and Engineering sectors and
     analyst/portfolio manager for
     Eastern European equity.
 o   MA, University of Tuegingen, Germany.
 o   Joined the fund in 2002.

                                       34

Scudder Technology Fund                       Anne Meisner
Scudder Technology Innovation Fund            Director of Deutsche Asset
                                              Management and Co-Manager of the
Jonathan Wild                                funds.
CA, Managing Director of Deutsche Asset       o   Joined Deutsche Asset Management
Management and Co-Manager of the funds.           in 2001, after 9 years of
  o   Joined Deutsche Asset Management            experience at Goldman Sachs as
      in 1996.                                    vice president, both in the
  o   Prior to joining the funds, was both        fixed income technology
      portfolio manager and analyst for UK        division, as well as in equity
      equities specializing in the                research as the lead
      Telecoms sector: London.                    Infrastructure Software analyst,
  o   Prior to joining Deutsche Asset             previously serving as member of
      Management, had 9 years of                  technical staff at Bell
      experience as fund manager for              Communications Research
      Finsbury Asset Management and               (formerly Bell Labs).
      analyst at BZW, having previously       o   Analyst for global equity,
      qualified as a chartered accountant         Hardware and Software sector:
      at KPMG.                                    New York.
  o   Head of global equity research team     o   Joined the funds in 2003.
      for Technology sector: New York.        o   MBA, Columbia University
  o   Joined the funds in 2002.                   Business School.
                                              o   MS, Computer Science, Michigan
Lanette Donovan                                   State University.
Managing Director of Deutsche Asset
Management and Co-Manager of the funds.
  o   Joined Deutsche Asset Management in
      2000, as an analyst responsible for
      large cap telecommunications and
      computer hardware companies, after 6
      years of experience covering
      technology sector as managing
      director and team leader for
      Citibank Asset Management and
      director of research covering
      computer hardware, software and
      services at College Retirement
      Equities Fund (TIAA-CREF).
  o   Analyst for global equity, Hardware
      and Software sector: New York.
  o   Joined the funds in 2003.
  o   MBA, Columbia University Business
      School.

                                       35

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information for Scudder
Technology Fund has been audited by Ernst & Young LLP, independent auditors, and the information for Scudder Global Biotechnology Fund, Scudder Health Care Fund
and Scudder Technology Innovation Fund has been audited by
PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund's financial statements, are included in that fund's annual report (see
"Shareholder reports" on the last page).

Scudder Health Care Fund -- Class A

--------------------------------------------------------------------------------
Years Ended May 31,                                    2003     2002     2001/\a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $17.91    $20.41   $23.34
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)/\b                     (.15)     (.19)    (.07)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on            .21    (2.32)   (2.86)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                      .06    (2.51)   (2.93)
--------------------------------------------------------------------------------
Redemption fees                                       --***       .01       --
--------------------------------------------------------------------------------
Net asset value, end of period                       $17.97    $17.91   $20.41
--------------------------------------------------------------------------------
Total Return (%)/\c                                     .34    (12.25)  (12.55)*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   24        17        7
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  1.53      1.48    1.40*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             (.94)     (.98)   (.74)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              53        62       65
--------------------------------------------------------------------------------

/\a  For the period December 29, 2000 (commencement of sales of Class A shares)
     to May 31, 2001.

/\b  Based on average shares outstanding during the period.

/\c  Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

***  Amount is less than $.005.

                                       36

Scudder Health Care Fund -- Class B

--------------------------------------------------------------------------------
Years Ended May 31,                                    2003     2002     2001/\a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $17.69    $20.33   $23.34
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)/\b                     (.27)     (.34)    (.13)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on            .18    (2.31)   (2.88)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                    (.09)    (2.65)   (3.01)
--------------------------------------------------------------------------------
Redemption fees                                       --***       .01       --
--------------------------------------------------------------------------------
Net asset value, end of period                       $17.60    $17.69   $20.33
--------------------------------------------------------------------------------
Total Return (%)/\c                                   (.51)    (12.99)  (12.90)*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   12        12        4
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  2.32      2.28    2.19*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (1.73)    (1.78)   (1.53)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              53        62       65
--------------------------------------------------------------------------------

/\a  For the period December 29, 2000 (commencement of sales of Class B shares)
     to May 31, 2001.

/\b  Based on average shares outstanding during the period.

/\c  Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

***  Amount is less than $.005.

                                       37

Scudder Health Care Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended May 31,                                   2003      2002    2001/\a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $17.70    $20.33   $23.34
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)/\b                     (.27)     (.34)    (.13)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on            .19    (2.30)   (2.88)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                    (.08)    (2.64)   (3.01)
--------------------------------------------------------------------------------
Redemption fees                                       --***       .01       --
--------------------------------------------------------------------------------
Net asset value, end of period                       $17.62    $17.70   $20.33
--------------------------------------------------------------------------------
Total Return (%)/\c                                  (.45)    (12.94)  (12.90)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    4         4        1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  2.31      2.25    2.16*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (1.72)    (1.75)   (1.50)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              53        62       65
--------------------------------------------------------------------------------

/\a  For the period December 29, 2000 (commencement of sales of Class C shares)
     to May 31, 2001.

/\b  Based on average shares outstanding during the period.

/\c  Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

***  Amount is less than $.005.

                                       38

Scudder Global Biotechnology Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended August 31,                                2003      2002    2001/\a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 6.39    $10.61   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                       (.11)/\b  (.13)/\b  (.03)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           2.79    (4.09)      .64
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     2.68    (4.22)      .61
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 9.07    $ 6.39   $10.61
--------------------------------------------------------------------------------
Total Return (%)/\c                                   41.94    (39.77)  6.10**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)               7,348     3,147    5,021
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        5.77      5.81    6.39*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         1.50      1.50    1.50*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (1.47)    (1.42)   (.62)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             104        91       53
--------------------------------------------------------------------------------

/\a  For the period March 30, 2001 (commencement of sales of Class A shares) to
     August 31, 2001.

/\b  Based on average shares outstanding during the period.

/\c  Total return would have been lower had certain expenses not been reduced.
     Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

                                       39

Scudder Global Biotechnology Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended August 31,                                2003      2002    2001/\a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 6.32    $10.58   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                       (.16)/\b  (.19)/\b  (.06)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           2.75    (4.07)      .64
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     2.59    (4.26)      .58
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 8.91    $ 6.32   $10.58
--------------------------------------------------------------------------------
Total Return (%)/\c                                   40.98    (40.26)  5.80**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)               1,379       273      382
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        6.52      6.56    7.14*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         2.25      2.25    2.25*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (2.22)    (2.17)   (1.45)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             104        91       53
--------------------------------------------------------------------------------

/\a  For the period March 30, 2001 (commencement of sales of Class B shares) to
     August 31, 2001.

/\b  Based on average shares outstanding during the period.

/\c  Total return would have been lower had certain expenses not been reduced.
     Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

                                       40

Scudder Global Biotechnology Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended August 31,                                2003      2002    2001/\a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 6.32    $10.58   $10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                       (.16)/\b  (.19)/\b  (.06)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on           2.74    (4.07)      .64
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                     2.58    (4.26)      .58
--------------------------------------------------------------------------------
Net asset value, end of period                       $ 8.90    $ 6.32   $10.58
--------------------------------------------------------------------------------
Total Return (%)/\c                                   40.82    (40.26)  5.80**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                 897       226      279
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        6.52      6.56    7.14*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         2.25      2.25    2.25*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (2.22)    (2.17)   (1.37)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                             104        91       53
--------------------------------------------------------------------------------

/\a  For the period March 30, 2001 (commencement of sales of Class C shares) to
     August 31, 2001.

/\b  Based on average shares outstanding during the period.

/\c  Total return would have been lower had certain expenses not been reduced.
     Total return does not reflect the effect of any sales charges.

*    Annualized

**   Not annualized

                                       41

Scudder Technology Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended October 31,                 2003     2002     2001    2000     1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $ 7.38    $10.80   $29.18  $21.29   $11.77
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)/\a      (.07)     (.07)    (.06)   (.09)    (.06)
--------------------------------------------------------------------------------
  Net realized and unrealized gain      3.40    (3.35)   (15.74)   9.92    10.65
   (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations      3.33    (3.42)   (15.80)   9.83    10.59
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                            --        --   (2.58)  (1.94)   (1.07)
--------------------------------------------------------------------------------
Net asset value, end of period        $10.71    $ 7.38   $10.80  $29.18   $21.29
--------------------------------------------------------------------------------
Total Return (%)/\b                   45.12    (31.67)/\d(57.51)  47.06    94.71
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions) 1,231       885    1,521   3,711    2,233
--------------------------------------------------------------------------------
Ratio of expenses before expense        1.17       .97   1.04/\c   1.00      .93
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         1.17       .97   1.03/\c    .99      .93
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income         (.82)     (.66)    (.40)   (.30)    (.38)
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               51        60       96      59       59
--------------------------------------------------------------------------------

/\a  Based on average shares outstanding during the period.

/\b  Total return does not reflect the effect of any sales charges.

/\c  The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were
     1.02% and 1.02%, respectively.

/\d  In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

                                       42

Scudder Technology Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended October 31,                 2003     2002     2001    2000     1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $ 6.46    $ 9.55   $26.46  $19.62   $11.03
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)/\a      (.14)     (.14)    (.19)   (.36)    (.22)
--------------------------------------------------------------------------------
  Net realized and unrealized gain      2.96    (2.95)   (14.14)   9.14     9.88
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations      2.82    (3.09)   (14.33)   8.78     9.66
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                            --        --   (2.58)  (1.94)   (1.07)
--------------------------------------------------------------------------------
Net asset value, end of period        $ 9.28    $ 6.46   $ 9.55  $26.46   $19.62
--------------------------------------------------------------------------------
Total Return (%)/\b                   43.65    (32.36)/\d(57.90)  45.49    92.59
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)   306       264      494   1,307      465
--------------------------------------------------------------------------------
Ratio of expenses before expense        2.24      1.94    2.01c    1.87     1.92
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         2.24      1.94   1.96/\c   1.86     1.92
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income        (1.89)    (1.63)   (1.33)  (1.30)   (1.37)
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               51        60       96      59       59
--------------------------------------------------------------------------------

/\a  Based on average shares outstanding during the period.

/\b  Total return does not reflect the effect of any sales charges.

/\c  The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were
     1.96% and 1.96%, respectively.

/\d  In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

                                       43

Scudder Technology Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended October 31,                 2003     2002     2001    2000     1999
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period  $ 6.60    $ 9.75   $26.91  $19.91   $11.17
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)/\a      (.14)     (.13)    (.18)   (.35)    (.21)
--------------------------------------------------------------------------------
  Net realized and unrealized gain      3.03    (3.02)   (14.40)   9.29    10.02
  (loss) on investment transactions
--------------------------------------------------------------------------------
  Total from investment operations      2.89    (3.15)   (14.58)   8.94     9.81
--------------------------------------------------------------------------------
Less distributions from:
  Net realized gains on investment
  transactions                            --        --   (2.58)  (1.94)   (1.07)
--------------------------------------------------------------------------------
Net asset value, end of period        $ 9.49    $ 6.60   $ 9.75  $26.91   $19.91
--------------------------------------------------------------------------------
Total Return (%)/\b                    43.79   (32.31)/\d(57.85)  45.72    92.68
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)    90        65      111     255       73
--------------------------------------------------------------------------------
Ratio of expenses before expense        2.19      1.84   1.94/\c   1.76     1.82
reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after expense         2.19      1.84   1.89/\c   1.75     1.82
reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment income        (1.84)    (1.53)   (1.26)  (1.22)   (1.27)
(loss) (%)
--------------------------------------------------------------------------------
Portfolio turnover rate (%)               51        60       96      59       59
--------------------------------------------------------------------------------

/\a  Based on average shares outstanding during the period.

/\b  Total return does not reflect the effect of any sales charges.

/\c  The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were
     1.89% and 1.89%, respectively.

/\d  In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

                                       44

Scudder Technology Innovation Fund -- Class A

--------------------------------------------------------------------------------
 Years Ended May 31,                                   2003      2002    2001/\a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $11.66    $20.73   $29.15
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)/\b                     (.12)     (.15)    (.07)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on          (.24)    (8.93)   (8.35)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                    (.36)    (9.08)   (8.42)
--------------------------------------------------------------------------------
Redemption fees                                       --***       .01       --
--------------------------------------------------------------------------------
Net asset value, end of period                       $11.30    $11.66   $20.73
--------------------------------------------------------------------------------
Total Return (%)/\c                                  (3.09)    (43.75)  (28.89)*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    3         2       .8
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  1.61      1.48    1.64*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (1.25)    (1.04)   (.74)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              68       131      165
--------------------------------------------------------------------------------

/\a  For the period December 29, 2000 (commencement of sales of Class A shares)
     to May 31, 2001.

/\b  Based on average shares outstanding during the period.

/\c  Total return does not reflect the effect of any sales charge.

*    Annualized

**   Not annualized

***  Amount is less than $.005.

                                       45

Scudder Technology Innovation Fund -- Class B

--------------------------------------------------------------------------------
 Years Ended May 31,                                   2003      2002    2001/\a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $11.49    $20.67   $29.15
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)/\b                     (.19)     (.26)    (.13)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on          (.24)    (8.93)   (8.35)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                    (.43)    (9.19)   (8.48)
--------------------------------------------------------------------------------
Redemption fees                                       --***       .01       --
--------------------------------------------------------------------------------
Net asset value, end of period                       $11.06    $11.49   $20.67
--------------------------------------------------------------------------------
Total Return (%)/\c                                  (3.74)    (44.41)  (29.09)*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   .8        .7       .1
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  2.40      2.28    2.49*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (2.04)    (1.84)   (1.59)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              68       131      165
--------------------------------------------------------------------------------

/\a  For the period December 29, 2000 (commencement of sales of Class B shares)
     to May 31, 2001.

/\b  Based on average shares outstanding during the period.

/\c  Total return does not reflect the effect of any sales charge.

*    Annualized

**   Not annualized

***  Amount is less than $.005.

                                       46

Scudder Technology Innovation Fund -- Class C

--------------------------------------------------------------------------------
 Years Ended May 31,                                   2003      2002    2001/\a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                 $11.49    $20.67   $29.15
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)/\b                      (.19)     (.26)    (.13)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on          (.24)    (8.93)   (8.35)
  investment transactions
--------------------------------------------------------------------------------
  Total from investment operations                    (.43)    (9.19)   (8.48)
--------------------------------------------------------------------------------
Redemption fees                                       --***       .01       --
--------------------------------------------------------------------------------
Net asset value, end of period                       $11.06    $11.49   $20.67
--------------------------------------------------------------------------------
Total Return (%)/\c                                  (3.74)    (44.41)  (29.09)*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                   .6        .5       .3
--------------------------------------------------------------------------------
Ratio of expenses (%)                                  2.38      2.26    2.46*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)            (2.02)    (1.82)   (1.56)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                              68       131      165
--------------------------------------------------------------------------------

/\a  For the period December 29, 2000 (commencement of sales of Class C shares)
     to May 31, 2001.

/\b  Based on average shares outstanding during the period.

/\c  Total return does not reflect the effect of any sales charge.

*    Annualized

**   Not annualized

***  Amount is less than $.005.

                                       47

How to Invest in the Funds

The following pages tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial advisor or a representative of your workplace retirement plan or other investment provider.

Choosing a Share Class

This prospectus offers three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures. Certain funds offer other classes of shares separately. Class A, Class B and Class C shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

================================================================================
Classes and features                      Points to help you compare
================================================================================
Class A

o Sales charges of up to 5.75%, charged   o Some investors may be able to reduce
  when you buy shares                       or eliminate their sales charges;
                                            see next page
o In most cases, no charges when you
  sell shares                             o Total annual operating expenses are
                                            lower than those for Class B or
o Up to 0.25% annual shareholder service    Class C
  or distribution fee, as applicable
================================================================================
Class B

o No charges when you buy shares          o The deferred sales charge rate falls
                                            to zero after six years
o Deferred sales charge declining from
  4.00%, charged when you sell shares     o Shares automatically convert to
  you bought within the last six years      Class A after six years, which means
                                            lower annual expenses going forward
o 0.75% annual distribution fee and
  0.25% annual shareholder service fee
================================================================================
Class C

o Sales charge of 1.00%, charged when     o The deferred sales charge rate is
  you buy shares                            lower than Class B shares, but your
                                            shares never convert to Class A, so
o Deferred sales charge of 1.00%,           annual expenses remain higher
  charged when you sell shares you
  bought within the last year

o 0.75% annual distribution fee and
  0.25% annual shareholder service fee
================================================================================

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, a fund's advisor or its affiliates may provide compensation to your financial advisor for distribution, administrative and promotional services.

                                       49

Class A shares

Class A shares of Scudder Health Care Fund, Scudder Technology Fund and Scudder
Technology Innovation Fund have a 12b-1 plan, under which a service fee of up to
0.25% is deducted from class assets each year. Class A shares of Scudder Global
Biotechnology Fund have a 12b-1 plan, under which a distribution fee of up to
0.25% is deducted from class assets each year.

Class A shares have a sales charge that varies with the amount you invest:

---------------------------------------------------------------------
                         Front-end Sales     Front-end Sales Charge
                          Charge as a %        as a % of your net
Your investment         of offering price*         investment
---------------------------------------------------------------------
Up to $50,000                 5.75%                  6.10%
---------------------------------------------------------------------
$50,000-$99,999               4.50                   4.71
---------------------------------------------------------------------
$100,000-$249,999             3.50                   3.63
---------------------------------------------------------------------
$250,000-$499,999             2.60                   2.67
---------------------------------------------------------------------
$500,000-$999,999             2.00                   2.04
---------------------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------------------

* The offering price includes the sales charge.

You may be able to lower your Class A sales charges if:

o    you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o    the amount of shares you already own (including shares in certain other funds) plus the amount you're investing now is at least $50,000
     ("cumulative discount")

o    you are investing a total of $50,000 or more in several funds at once
     ("combined purchases")

The point of these three features is to let you count investments made at other times and in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial advisor.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

                                       50

You may be able to buy Class A shares without sales charges when you are:

o    reinvesting dividends or distributions

o    investing through certain workplace retirement plans

o    participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

o    exchanging an investment in Class A shares of another fund for an investment in the fund

o    a current or former director or trustee of the Deutsche or Scudder mutual funds

o    an employee, the employee's spouse or life partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-advisor to any fund in the Scudder family of funds or a broker-dealer authorized to sell shares of the funds

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charges for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase
Privilege"). This CDSC is waived under certain circumstances (see "Policies You
Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

                                       51

Class B shares

With Class B shares, you pay no up-front sales charges. Class B shares of
Scudder Health Care Fund, Scudder Technology Fund and Scudder Technology
Innovation Fund have a 12b-1 plan, under which a distribution fee of 0.75% and a service fee of up to 0.25% are deducted from class assets each year. Class B shares of Scudder Global Biotechnology Fund have a 12b-1 plan, under which a distribution fee of up to 0.75% is deducted from class assets each year. Class B shares of Scudder Global Biotechnology Fund also deduct a 0.25% shareholder servicing fee from class assets each year. This means the annual expenses for
Class B shares are somewhat higher (and their performance correspondingly lower)
compared to Class A shares. After six years, Class B shares automatically convert to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on. However, unlike Class A shares, your entire investment goes to work immediately.

Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

---------------------------------------------------------------------
Year after you bought shares          CDSC on shares you sell
---------------------------------------------------------------------
First year                                    4.00%
---------------------------------------------------------------------
Second or third year                           3.00
---------------------------------------------------------------------
Fourth or fifth year                           2.00
---------------------------------------------------------------------
Sixth year                                     1.00
---------------------------------------------------------------------
Seventh year and later       None (automatic conversion to Class A)
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know
About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses.

                                       52

Class C shares

Class C shares of Scudder Health Care Fund, Scudder Technology Fund and Scudder
Technology Innovation Fund have a 12b-1 plan under which a distribution fee of
0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Class C shares of Scudder Biotechnology Fund have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from class assets each year. Class C shares of Scudder Global Biotechnology Fund also deduct a 0.25%
shareholder servicing fee from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares, so they continue to have higher annual expenses.

Class C shares have an up-front sales charge of 1.00%.

--------------------------------------------------------------------
  Front-end Sales Charge as a        Front-end Sales Charge as a
      % of offering price*            % of your net investment
--------------------------------------------------------------------
             1.00%                              1.01%
---------------------------------------------------------------------

*    The offering price includes the sales charge.

You may be able to buy Class C shares without an up-front sales charge when you purchase Class C shares in connection with the following types of transactions:

o    Additional purchases of Class C shares made in an existing account and in the same fund by existing Class C shareowners as of January 31, 2003;

o    Exchanges of Class C shares made in an existing account by current Class C shareowners as of January 31, 2003;

o    Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the advisor and/or the distributor;

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them or who aren't certain of their investment time horizon.

                                       53

o  Purchases of Class C shares through certain retirement plans which have entered into an agreement with the advisor and/or the distributor; and

o  Purchases of Class C shares through certain broker-dealers which have entered into an agreement with the advisor and/or the distributor.

Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible for an up-front sales charge waiver.

Class C shares have a CDSC, but only on shares you sell within one year of buying them:

---------------------------------------------------------------------
Year after you bought shares           CDSC on shares you sell
---------------------------------------------------------------------
First year                                      1.00%
---------------------------------------------------------------------
Second year and later                           None
---------------------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know
About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

Because Class C shares have an up-front sales charge and higher annual expenses, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

                                       54

How to Buy Shares

Once you've chosen a share class, use these instructions to make investments.

==================================================================================
First investment                          Additional investments
==================================================================================
$1,000 or more for regular accounts       $50 or more for regular accounts and
                                          IRA accounts
$500 or more for IRAs
                                          $50 or more with an Automatic
                                          Investment Plan
==================================================================================
Through a financial advisor

o Contact your advisor using the method   o Contact your advisor using the
  that's most convenient for you            method that's most convenient for you
==================================================================================
By mail or express mail (see below)

o Fill out and sign an application        o Send a check made out to "Scudder
                                            Funds" and a Scudder investment slip
o Send it to us at the appropriate          to us at the appropriate address
  address, along with an investment check   below

                                          o If you don't have an investment
                                            slip, simply include a letter with
                                            your name, account number, the full
                                            name of the fund and the share class
                                            and your investment instructions
==================================================================================
By wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
==================================================================================
By phone                                  o Call (800) 621-1048 for instructions

Not available
==================================================================================
With an automatic investment plan

Not available                             o To set up regular investments from a
                                            bank checking account, call
                                            (800) 621-1048
==================================================================================
On the Internet

Not available                             o Call (800) 621-1048 to establish
                                            Internet access

                                          o Go to www.scudder.com and log in

                                          o Follow the instructions for buying
                                            shares with money from your bank
                                            account
==================================================================================

--------------------------------------------------------------------------------

Regular mail:

First Investment: Scudder Investments, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: Scudder Investments, PO Box 219154, Kansas City, MO
64121-9154

Express, registered or certified mail:
Scudder Investments, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 821-6234 (for exchanging and selling only)

                                       55

How to Exchange or Sell Shares

Use these instructions to exchange or sell shares in your account.

==================================================================================
Exchanging into another fund              Selling shares
==================================================================================
$1,000 or more to open a new account      Some transactions, including most for
($500 for IRAs)                           over $100,000, can only be ordered in
                                          writing with a signature guarantee; if
$50 or more for exchanges between         you're in doubt, see page 60
existing accounts
==================================================================================
Through a financial advisor

o Contact your advisor by the method      o Contact your advisor by the method
  that's most convenient for you            that's most convenient for you
==================================================================================
By phone or wire

o Call (800) 621-1048 for instructions    o Call (800) 621-1048 for instructions
==================================================================================
By mail, express mail or fax
(see previous page)

Write a letter that includes:             Write a letter that includes:

o the fund, class and account number      o the fund, class and account number
  you're exchanging out of                  from which you want to sell shares

o the dollar amount or number of shares   o the dollar amount or number of
  you want to exchange                      shares you want to sell

o the name and class of the fund you      o your name(s), signature(s) and
  want to exchange into                     address, as they appear on your
                                            account
o your name(s), signature(s) and
  address, as they appear on your account o a daytime telephone number

o a daytime telephone number
==================================================================================
With an automatic exchange plan

o To set up regular exchanges from a      Not available
  fund account, call (800) 621-1048
==================================================================================
With an automatic withdrawal plan

Not available                             o To set up regular cash payments from
                                            a fund account, call (800) 621-1048
==================================================================================
On the Internet                           o Call (800) 621-1048 to establish
                                            Internet access
o Call (800) 621-1048 to establish
  Internet access                         o Go to www.scudder.com and log in

o Go to www.scudder.com and log in        o Follow the instructions for making
                                            on-line redemptions
o Follow the instructions for making
  on-line exchanges
==================================================================================

                                       56

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider or through a retirement plan, check the materials you received from them about how to buy and sell shares. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge fees separate from those charged by a fund.

In either case, keep in mind that the information in this prospectus applies only to each fund's Class A, Class B and Class C shares. Certain funds have other share classes, which are described in a separate prospectus and have different fees, requirements and services.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 621-1048.

Policies about transactions

Each fund is open for business each day the New York Stock Exchange is open.
Each fund calculates its share price for each class every business day, as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. Go to www.scudder.com to get up-to-date information, review balances or even place orders for exchanges.

                                       57

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in
"good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated (less any applicable sales charges).

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you'll generally receive the dividend for the day on which your shares were sold.

ScudderACCESS, the Scudder Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use ScudderACCESS to get information on
Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and sell shares.

                                       58

QuickBuy and QuickSell let you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing
House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Telephone and electronic transactions. You are automatically entitled to telephone transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at a later date.

Since many transactions may be initiated by telephone or electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser.
In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

Exchanges are a shareholder privilege, not a right: we may reject any exchange order or require a shareholder to own shares of a fund for 15 days before we process the order for the other fund, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders for these or other reasons. However, there is no assurance that these policies will be effective in limiting the practice of market timing in all cases.

Each fund accepts payment for shares only in US dollars by check, bank or
Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, traveler's checks, starter checks, money orders, third party checks, checks drawn on foreign banks, or checks issued by credit card companies or Internet-based companies.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so.
Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

                                       59

We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares.
You may not exchange or redeem shares in certificate form by telephone or via the Internet.

When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't generally need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

                                       60

When you sell shares that have a CDSC, we calculate the CDSC as a percentage of what you paid for the shares (less any initial sales charge) or what you are selling them for -- whichever results in the lower charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first.
Exchanges from one fund into another fund don't affect CDSCs. For each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

There are certain cases in which you may be exempt from a CDSC. These include:

o    the death or disability of an account owner (including a joint owner)

o    withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account

o    withdrawals related to certain retirement or benefit plans

o    redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

o    for Class A shares purchased through the Large Order NAV Purchase
     Privilege, redemption of shares whose dealer of record at the time of the investment notifies Scudder Distributors Inc., the funds' distributor, that the dealer waives the applicable commission

o    for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

In each of these cases, there are a number of additional provisions that may apply in order to be eligible for a CDSC waiver. Your financial advisor or
Shareholder Services can answer your questions and help you determine if you are eligible.

                                       61

If you sell shares in a Scudder fund and then decide to invest with Scudder again within six months, you can take advantage of the "reinstatement feature."
With this feature, you can put your money back into the same class of a Scudder fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Scudder. You'll be reimbursed (in the form of fund shares)
for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid.
You can only use the reinstatement feature once for any given group of shares.
To take advantage of this feature, contact Shareholder Services or your financial advisor.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer:
when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the
SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares. You may obtain additional information about other ways to sell your shares by contacting your investment provider.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

                                       62

How the funds calculate share price

To calculate net asset value per share or NAV, each share class uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy shares is the NAV, although for Class A and Class C shares it will be adjusted to allow for any applicable sales charges (see
"Choosing a Share Class").

The price at which you sell shares is also the NAV, although for Class B and
Class C investors a CDSC may be taken out of the proceeds (see "Choosing a Share
Class").

We typically value securities using market quotations or information furnished by a pricing service. However, we may use methods approved by a fund's Board that are intended to reflect fair value when market quotations or pricing service information are not readily available or when a security's value is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market). In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information.

To the extent that a fund invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the funds don't price their shares.

                                       63

Other rights we reserve

You should be aware that we may do any of the following:

o    withdraw or suspend the offering of shares at any time

o    withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o    reject a new account application if you don't provide any required or requested identifying information, or for other reasons

o    refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

o    close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

o    close your account and send you the proceeds if your balance falls below
     $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (these policies don't apply to most retirement accounts, if you have an automatic investment plan, to investors with $100,000 or more in Scudder fund shares or, in any case, where a fall in share price created the low balance)

                                       64

o    pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or
     1% of the value of a fund's net assets, whichever is less

o    change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust a fund's investment minimums at any time)

o    suspend or postpone redemptions during periods when the New York Stock
     Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents the fund from disposing of its portfolio securities or pricing its shares

                                       65

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to its shareholders annually in December and, if necessary, may do so at other times as well.

For federal income tax purposes, income and capital gains distributions are generally taxable. However, distributions by a fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested without applicable sales charges. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you
(except in an IRA or other tax-advantaged account). Your sale of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

                                       66

The tax status of a fund's earnings you receive and your own fund transactions generally depends on their type:

====================================================================
Generally taxed at capital         Generally taxed at ordinary
gain rates:                        income rates:
====================================================================
Distributions from a fund

o gains from the sale of           o gains from the sale of
  securities held by the fund for    securities held by the fund
  more than one year                 for one year or less

o qualified dividend income        o all other taxable income
====================================================================
Transactions involving fund shares

o gains from selling fund shares   o gains from selling fund
  held for more than one year        shares held for one year or
                                     less
====================================================================

Any investments in foreign securities may be subject to foreign withholding or other taxes. In that case, each fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, any investments in foreign securities or foreign currencies may increase or accelerate each fund's recognition of ordinary income and may affect the timing or amount of each fund's distributions.

For taxable years beginning on or before December 31, 2008,
distributions of investment income designated by each fund as derived from qualified dividend income are eligible for taxation in the hands of individuals at long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. In addition, each fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to each fund's shares for the lower rate to apply.

                                       67

For taxable years beginning on or before December 31, 2008, long- term capital gain rates applicable to individuals have been reduced to 15%. For more information, see the Statement of Additional Information, under "Taxes."

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.
Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund declares a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares the dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

                                       68

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and each fund's financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact Scudder Investments at the address listed below. These documents and other information about each fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public
Reference Room in Washington, D.C. Information on the operation of the SEC's
Public Reference Room may be obtained by calling (202) 942-8090.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Scudder Investments                        SEC
--------------------------------------------------------------------------------
222 South Riverside Plaza                  Public Reference Section
Chicago, IL 60606-5808                     Washington, D.C. 20549-0102
www.scudder.com                            www.sec.gov
(800) 621-1048                             (202) 942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808

SCUDDER                           SEC File Numbers:
INVESTMENTS
                                  Scudder Health Care Fund              811-2021
                                  Scudder Global Biotechnology Fund     811-8227
A Member of                       Scudder Technology Fund               811-0547
Deutsche Asset Management [LOGO]  Scudder Technology Innovation Fund    811-2021

                       STATEMENT OF ADDITIONAL INFORMATION

                          SCUDDER INVESTORS FUNDS, INC.
                     (formerly, Flag Investors Funds, Inc.)

                            GLOBAL BIOTECHNOLOGY FUND

                                One South Street
                            Baltimore, Maryland 21202

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.  IT SHOULD BE READ
IN  CONJUNCTION  WITH A  PROSPECTUS.  A COPY OF THE  PROSPECTUS  MAY BE OBTAINED
WITHOUT CHARGE FROM YOUR  SECURITIES  DEALER OR SHAREHOLDER  SERVICE AGENT OR BY
WRITING OR CALLING THE FUND, ONE SOUTH STREET, BALTIMORE,  MARYLAND 21202, (800)
730-1313.

            Statement of Additional Information Dated January 1, 2004
               relating to Prospectus Dated January 1, 2004 for:

                Global Biotechnology Fund Class A, B and C Shares

                                        i

                         GENERAL INFORMATION AND HISTORY

Scudder Investors Funds, Inc.  (formerly Deutsche Investors Funds, Inc. and Flag
Investors Funds, Inc.) (the "Corporation") is an open-end management  investment company  with  diversified  and  non-diversified  series.  Under  the  rules and regulations of the Securities and Exchange Commission ("SEC"),  all mutual funds
are  required  to  furnish   prospective   investors  with  certain  information
concerning the activities of the company being  considered for  investment.  The
Corporation is currently  comprised of three funds. This Statement of Additional
Information describes the Class A, Class B and Class C Shares (collectively, the
"Shares")  for  the  Global  Biotechnology  Fund  (the  "Fund").  The  Fund is a
non-diversified open-end management investment company.

Important information concerning the Corporation and the Fund is included in the
Fund's  Prospectus,  which  may be  obtained  without  charge  from  the  Fund's distributor (the "Distributor") or from Participating  Dealers that offer Shares to prospective  investors.  The Prospectus may also be obtained from Shareholder
Service  Agents.  Some of the  information  required to be in this  Statement of
Additional  Information  is also included in the Fund's current  Prospectus.  To avoid  unnecessary  repetition,  references are made to related  sections of the
Prospectus.  In  addition,  the  Prospectus  and this  Statement  of  Additional
Information omit certain information about the Corporation and its business that is contained in the Registration  Statement  relating to the Fund and its Shares filed with the SEC.  Copies of the  Registration  Statement as filed,  including such  omitted  items,  may be  obtained  from  the  SEC by  paying  the  charges prescribed under its rules and regulations.

The Corporation was incorporated  under the laws of the State of Maryland on May
22,  1997.  The  Corporation,  on behalf of the Fund,  has filed a  registration statement  with  the SEC  registering  itself  as an  open-end,  non-diversified management  investment  company  under the  Investment  Company Act of 1940,  as amended (the "1940 Act") and its Shares  under the  Securities  Act of 1933,  as amended (the "1933 Act").

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective and Policies

The Global Biotechnology Fund invests to maximize total return. While the Fund's investment advisor and sub-advisor  (together,  the "Advisors") give priority to seeking the Fund's objective, they cannot offer any assurance that the Fund will achieve its objective.

The Fund seeks to achieve  its goal by  investing  at least 80% of its assets in equity or equity-related securities of biotechnology companies.  These companies may be located in the US and  abroad  and may have  operations  in more than one country.  Investments abroad will be substantially in developed  countries.  The
biotechnology   industry   currently   includes   pharmaceutical,   biochemical,
medical/surgical,  human health care and agricultural-  and  industrial-oriented companies.

The Fund uses  both  fundamental  research  and due  diligence  in  looking  for attractive investment opportunities in the global biotechnology sector. The Fund seeks to identify and invest early in promising  opportunities within the sector and generally pursues a "buy and hold" investment strategy.

While the principal  investment  policies and  strategies for seeking to achieve the Fund's objective are described in the Fund's Prospectus,  the Fund may, from time to time, also use the securities,  instruments,  policies and principal and non-principal  strategies  described  below in seeking to achieve its objective.
The Fund may not be  successful  in achieving  its  objective and you could lose money.

                                       1

Securities in which the Fund Invests

Following is a table that indicates  which types of securities are a:
o  P =  PRINCIPAL  investment  of the  Fund;
o  A =  ACCEPTABLE  (but not  principal) investment of the Fund; or
o  N = NOT AN ACCEPTABLE investment of the Fund.

---------------------------------------------------------- --------------------
                                                           Global Biotechnology
                                                                     Fund
---------------------------------------------------------- --------------------
Equity Securities
---------------------------------------------------------- --------------------
     Common Stocks                                                     P
---------------------------------------------------------- --------------------
     Initial Public Offerings (IPOs)                                   A
---------------------------------------------------------- --------------------
     Preferred Stocks                                                  P
---------------------------------------------------------- --------------------
     Convertible Securities                                            A
---------------------------------------------------------- --------------------
     Private Equity                                                    A
---------------------------------------------------------- --------------------
     Stock Baskets                                                     A
---------------------------------------------------------- --------------------
     Warrants or Rights                                                A
---------------------------------------------------------- --------------------
Fixed Income Securities
---------------------------------------------------------- --------------------
     Treasury Securities                                               A
---------------------------------------------------------- --------------------
     Agency Securities                                                 A
---------------------------------------------------------- --------------------
     Corporate Debt Securities                                         A
---------------------------------------------------------- --------------------
     Demand Instruments                                                A
---------------------------------------------------------- --------------------
     Insurance Contracts                                               A
---------------------------------------------------------- --------------------
     Zero Coupon Securities                                            A
---------------------------------------------------------- --------------------
     Variable Rate Securities                                          A
---------------------------------------------------------- --------------------
Short-Term Instruments
---------------------------------------------------------- --------------------
                                                                       A
Short-Term Obligations of Sovereign Governments
---------------------------------------------------------- --------------------
     Short-Term Debt Securities                                        A
---------------------------------------------------------- --------------------
         Commercial Paper                                              A
---------------------------------------------------------- --------------------
         Bank Obligations                                              A
---------------------------------------------------------- --------------------
Foreign Securities
---------------------------------------------------------- --------------------
     Direct Investments                                                A
---------------------------------------------------------- --------------------
     American Depositary Receipts                                      P
---------------------------------------------------------- --------------------
     Global Depository Receipts                                        P
---------------------------------------------------------- --------------------
Derivative Securities
---------------------------------------------------------- --------------------
     Options                                                           A
---------------------------------------------------------- --------------------
     Options on securities indices                                     A
---------------------------------------------------------- --------------------
     Options on foreign securities indices                             A
---------------------------------------------------------- --------------------
     Foreign currency forward contracts                                A
---------------------------------------------------------- --------------------
     Futures contracts                                                 A
---------------------------------------------------------- --------------------
     Futures contracts on securities indices                           A
---------------------------------------------------------- --------------------
     Warrants of futures contracts                                     A
---------------------------------------------------------- --------------------
     Options on futures contracts                                      A
---------------------------------------------------------- --------------------
     Options on Foreign Currencies                                     A
---------------------------------------------------------- --------------------
Special Transactions
---------------------------------------------------------- --------------------
     Borrowing                                                         A
---------------------------------------------------------- --------------------
     Repurchase Agreements                                             A
---------------------------------------------------------- --------------------
     Reverse Repurchase Agreements                                     A
---------------------------------------------------------- --------------------
     When-Issued or Delayed Delivery Transactions                      A
---------------------------------------------------------- --------------------
     Securities Lending                                                A
---------------------------------------------------------- --------------------
     Currency Hedges                                                   A
---------------------------------------------------------- --------------------
Investing in Securities of Other Investment Companies
---------------------------------------------------------- --------------------
     Exchange Traded Funds (ETFs)                                      A
---------------------------------------------------------- --------------------

                                       2

Equity Securities

The Fund may invest in the equity  securities of domestic and foreign issuers to the extent  consistent  with its  investment  objective  and  policies.  As used herein,  "equity  securities"  include common stock,  preferred stock,  trust or limited partnership interests,  rights and warrants (to subscribe to or purchase such  securities) and convertible  securities  (consisting of debt securities or preferred  stock that may be converted into common stock or that carry the right to purchase common stock.)

         Common Stock

         Common stocks, the most familiar type of equity  securities,  represent an equity (i.e., ownership) interest in a corporation.  They may or may not pay  dividends or carry voting  rights.  Common stock  occupies the most junior position in a company's capital structure.  Although equity securities  have a history of long-term  growth in value,  their prices fluctuate based on changes in a company's financial condition,  as well as changes in overall market and economic conditions.  This affects the value of the Shares of the Fund, and thus the value of your investment.
         Smaller  companies  are more  sensitive  to these  factors  than larger companies.

         Warrants

         The Fund may purchase  warrants in value of up to 10% of the Fund's net assets.  Warrants are  securities  that give the Fund the right but not the obligation to buy a specified number of shares of common stock at a specified  price,  which is often  higher than the market  price at the time of issuance,  for a specified period (or in perpetuity).  Warrants may be issued in units with other securities or separately,  and may be freely transferable and traded on exchanges.  Investing in warrants can provide  a greater  potential  for  profit  or loss than an  equivalent investment  in the  underlying  security,  and thus,  is a  speculative
         investment.   At  the  time  of  issue,   the  cost  of  a  warrant  is
         substantially less than the cost of the underlying security itself, and price movements in the underlying  security are generally  magnified in the price movements of the warrant.  This leveraging effect enables the investor to gain exposure to the underlying  security with a relatively low capital investment.  This leveraging  increases an investor's risk, however,  in the  event of a  decline  in the  value of the  underlying security  and can result in a complete  loss of the amount  invested in the warrant.

         While the market value of a warrant tends to be more volatile than that of the securities  underlying the warrant,  changes in the market value of a warrant may not necessarily  correlate with that of the underlying security.  A warrant ceases to have value if it is not exercised  prior to the  expiration  date, if any, to which the warrant is subject.  The purchase  of  warrants  involves  the risk that the Fund could lose the purchase  value of a warrant if the right to  subscribe  to  additional shares is not exercised  prior to the warrant's  expiration.  Also, the purchase of warrants  involves the risk that the  effective  price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed  security's market price such as when there is no movement in the level of the underlying security.  The value of the warrant  may decline  because of a decline in the value of the underlying  security,  the passage of time, changes in the interest rates or  dividend  or  other  policies  of the  company  whose  equity underlies  the warrant or a change in the  perception  as to the future price of the underlying  security,  or any combination  thereof.  Also, warrants do not entitle the holder to dividends  or voting  rights with respect to the underlying securities and do not represent any rights to the assets of the issuing company.

                                       3

         Preferred Stocks

         Preferred  stock has a preference  (i.e.,  ranks higher) in liquidation
         (and generally  dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation than fixed income securities.  Dividends on preferred  stocks may be cumulative,  and in such cases, all cumulative dividends  usually  must be paid prior to  dividend  payments to common stockholders.  Because of this  preference,  preferred stocks generally entail  less risk than common  stocks.  As a general  rule,  the market value of preferred  stocks with fixed  dividend rates and no conversion rights moves  inversely with interest rates and perceived  credit risk, with the price  determined by the dividend rate. Some preferred  stocks are convertible into other securities  (e.g.,  common stock) at a fixed price and ratio upon the occurrence of certain events. The market price of  convertible  preferred  stocks  generally  reflects  an  element of conversion  value.  Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate  substantially in value when
         interest  rates  change;   such  fluctuations  often  exceed  those  of
         long-term  bonds of the  same  issuer.  Some  preferred  stocks  pay an adjustable  dividend  that may be based on an index,  formula,  auction procedure or other  dividend  rate reset  mechanism.  In the absence of credit  deterioration,  adjustable  rate preferred  stocks tend to have more stable market values than fixed rate preferred stocks.

         All  preferred  stocks are subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other  obligations of an issuer,  deterioration  in the credit rating of an issuer will cause greater  changes in the value of a preferred  stock than in a more senior debt  security with similar yield  characteristics.  Preferred  stocks  may be rated by  Standard &
         Poor's Ratings Services  ("S&P") and Moody's  Investors  Service,  Inc.
         ("Moody's") although there is no minimum rating which a preferred stock must have to be an eligible instrument of the Fund. Generally, however, the  preferred  stocks in which the Fund invests will be rated at least
         CCC by S&P or Caa by Moody's or, if unrated,  of comparable  quality in the  opinion of the  Advisors.  Preferred  stocks  rated CCC by S&P are regarded as  predominantly  speculative  with  respect to the  issuer's capacity to pay preferred  stock  obligations and represent the highest degree  of  speculation  among  rated  securities  between  BB and CCC;
         preferred  stocks  rated Caa by Moody's  are likely to be in arrears on dividend  payments.  Ratings with  respect to  preferred  stocks do not purport to indicate the future status of payment of dividends.

         Convertible Securities

         A  convertible  security  is a bond or  preferred  stock  which  may be converted  at a stated  price  within a specific  period of time into a specified  number of shares of common  stock of the same or a different issuer.  Convertible  securities  are  senior  to  common  stock  in  a corporation's  capital  structure,  but are  generally  subordinate  to non-convertible debt securities. While providing a fixed income stream, generally  higher in yield than the income  derived from a common stock but lower than that  afforded by a  non-convertible  debt  security,  a convertible security also affords an investor the opportunity,  through its conversion feature,  to participate in the capital  appreciation of common stock in to which it is convertible.  The option allows the Fund to  realize  additional  returns  if the  market  price  of the  equity securities exceeds the conversion price. For example, the Fund may hold fixed  income  securities  that are  convertible  into shares of common stock at a  conversion  price of $10 per share.  If the market value of the shares of common  stock  reached  $12,  the Fund  could  realize an additional $2 per share by converting its fixed income securities.

         The  terms of any  convertible  security  determine  its  ranking  in a company's capital  structure.  In the case of subordinated  convertible debentures, the holders' claims on assets and earnings are subordinated to the  claims of other  creditors,  and are  senior  to the  claims of preferred and common shareholders. In the case of convertible preferred stock,  the holders' claim on assets and earnings are  subordinated  to the  claims  of all  creditors  and  senior  to the  claims  of  common shareholders.

         In general,  the market value of a convertible  security is the greater of its investment  value (its value as a fixed income  security) or its conversion value (the value of the underlying shares of common stock if the  security is  converted).  As a fixed income  security,  the market value of a convertible security generally increases when interest rates decline and generally  decreases as the market value of the  underlying stock declines.  Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

                                       4

         Initial Public Offerings ("IPOs")

         The Fund may  invest in IPOs.  IPOs may be very  volatile,  rising  and falling  rapidly based on, among other  reasons,  investor  perceptions rather than economic reasons.  Additionally,  IPOs may have a magnified performance effect on a portfolio with a small asset base. The Fund may not experience a similar impact on its  performance as its assets grow, as it is unlikely that the Fund will be able to obtain  proportionately larger IPO allocations.

         Stock Baskets

         The Fund may  invest  in stock  baskets.  A stock  basket is a group of stocks that is formed with the intention of either being bought or sold all at once, usually to perform index arbitrage (an  investment/trading strategy  which  exploits  divergence  between  actual and  theoretical futures prices) or a hedging program.

         Private Equity

         Private Equity is equity capital that is made available to companies or investors  but not quoted on a stock market.  The funds raised  through private equity can be used to develop new products and technologies, to expand  working  capital,  to make  acquisitions,  or to  strengthen  a company's balance sheet.

         Exchange Traded Funds

         The Fund may be  invested in shares of Exchange  Traded  Funds  (ETFs).
         ETFs are mutual funds that trade like stocks.

Fixed Income Securities

Fixed  income  securities,  including  (but not limited  to) bonds,  are used by issuers to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity.  Some debt  securities  do not pay current  interest,  but are purchased at a discount from their face values.  The fixed income  securities  in which the Fund invests must be rated,  at the time of  purchase,  investment  grade (in one of the four highest rating  categories)  by one or more  nationally  recognized  statistical ratings  organizations  or be of comparable  quality to  securities  having such ratings, as determined by the Advisors.

The value of fixed income  securities in the Fund's  portfolio  generally varies inversely with changes in interest rates. Prices of fixed income securities with longer  effective  maturities  are more  sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining  interest rates,  the yield (the income generated over a stated period of time) of the Fund's  investments in fixed income securities may tend to be  higher  than  prevailing  market  rates,  and in  periods  of rising interest rates, the yield of the Fund's  investments may tend to be lower. Also, when  interest  rates  are  falling,  the  inflow  of net new money to the Fund, impacting  the  continuous  sale of its  shares,  will  likely  be  invested  in portfolio  instruments  producing  lower  yields  than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates,  the  opposite  can be  true.  The net  asset  value of the  Fund,  while investing in fixed  income  securities,  can  generally be expected to change as general levels of interest rates fluctuate.

         Fixed Income Security Risk

         Fixed  income  securities  generally  expose  the Fund to four types of risk: (1) interest rate risk (the potential for  fluctuations  in fixed income securities  prices due to changing  interest rates);  (2) income risk (the  potential  for a decline in the Fund's income due to falling market interest  rates);  (3) credit risk (the  possibility that a bond issuer  will  fail  to make  timely  payments  of  either  interest  or principal  to the  Fund);  and (4)  prepayment  risk or call  risk (the likelihood that, during a period of falling interest rates,  securities with high stated  interest rates will be prepaid,  or "called" prior to maturity,  requiring  the Fund to invest the proceeds at the  generally lower interest rates).

                                       5

         Corporate Debt Securities

         Corporate  debt  securities  are  fixed  income  securities  issued  by businesses.  Notes, bonds, debentures and commercial paper are the most prevalent  types of  corporate  debt  securities.  The credit  risks of corporate debt securities vary widely among issuers.

         In  addition,  the credit risk of an issuer's  debt  security  may vary based  on its  priority  for  repayment.  For  example,  higher-ranking
         (senior)  debt  securities  have a higher  priority  than lower ranking
         (subordinated)  securities.  This means that the issuer  might not make payments on subordinated  securities  while continuing to make payments on senior securities. In addition, in the event of bankruptcy,  holders of senior  securities  may  receive  amounts  otherwise  payable to the holders of subordinated securities.

         US Government  Securities  (Including US Treasury  Securities and
         Agency Securities)

         The Fund may invest its assets in  securities  issued or  guaranteed by the US government, its agencies or instrumentalities. These securities,
         including   those  which  are   guaranteed   by  federal   agencies  or
         instrumentalities,  may or may not be  backed  by the  "full  faith and credit" of the United  States.  In the case of securities not backed by the full faith and credit of the United States,  it may not be possible to assert a claim  against  the United  States  itself in the event the agency or  instrumentality  issuing or  guaranteeing  the  security for ultimate repayment does not meet its commitments.  Securities which are not backed by the full faith and credit of the United  States  include, but are not limited to,  securities of the Tennessee Valley  Authority, the Federal National Mortgage  Association  (Fannie Mae), the US Postal
         Service and the Resolution Funding Corporation (REFCORP), each of which has a  limited  right  to  borrow  from  the US  Treasury  to meet  its obligations,  and  securities  of the Federal Farm Credit  System,  the
         Federal  Home Loan Banks,  the Federal Home Loan  Mortgage  Corporation
         (FHLMC) and the Student Loan  Marketing  Association  (Sallie Mae), the
         obligations  of each of which may be satisfied  only by the  individual credit of the issuing agency.  Securities  which are backed by the full faith and credit of the United States include Treasury bills,  Treasury notes,  Treasury bonds and  pass-through  obligations of the Government
         National Mortgage  Association  (GNMA), the Farmers Home Administration
         and the  Export-Import  Bank.  There is no percentage  limitation  with respect to investments in US government securities.

         Variable Rate Securities

         Variable rate securities are long-term  maturity  securities  which are subject to frequently  available  put option or tender option  features under which the holder may put the  security  back to the issuer or its agent at a predetermined  price  (generally par) after giving specified notice.  The  interest  rate on a  variable  rate  security  changes at intervals  according  to  an  index  or a  formula  or  other  standard measurement  as stated in the bond  contract.  One common  method is to calculate  the  interest  rate  as a  percentage  of the  rate  paid on selected  issues of Treasury  securities  on specified  dates.  The put option or tender option right is typically available to the investor on a weekly or  monthly  basis  although  on some  demand  securities  the investor  has a daily right to exercise the put option.  Variable  rate securities  with the put  option  exercisable  on  dates  on which  the variable rate changes are often called "variable rate demand notes."

         The  absence of an active  secondary  market for certain  variable  and floating  rate  notes  could  make  it  difficult  to  dispose  of  the instruments, and the Fund could suffer a loss if the issuer defaults or during periods in which the Fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by the Fund will be subject to the Fund's limitation on investments in illiquid  securities when a reliable  trading market for the instruments  does not exist and the  Fund  may not  demand  payment  of the  principal  amount  of such instruments within seven days.

                                       6

         Demand Instruments

         Demand  instruments  are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand.  The Fund treats demand  instruments as short-term  securities, even though their stated maturity may extend beyond one year.

         Insurance Contracts

         Insurance contracts include guaranteed  investment  contracts,  funding agreements  and  annuities.  The Fund treats  these  contracts as fixed income securities.

         Zero Coupon Securities and Deferred Interest Bonds

         Zero coupon and deferred  interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates  the total  amount of  interest  the bonds will accrue and compound over the period until maturity or the first  interest  accrual date at a rate of interest  reflecting  the market rate of the security at the time of issuance.  Zero coupon  securities  are redeemed at face value at their maturity date without  interim cash payments of interest or  principal.  The amount of this discount is accrued over the life of the  security,  and the accrual  constitutes  the income  earned on the security  for  both  accounting  and tax  purposes.  Because  of  these features,  the market  prices of zero coupon  securities  are generally more volatile  than the market  prices of securities  that have similar maturities but that pay interest periodically.

         While  zero  coupon  bonds  do not  require  the  periodic  payment  of interest,  deferred  interest bonds  generally  provide for a period of delay  before the regular  payment of interest  begins.  Although  this period of delay is different for each deferred interest bond, a typical period is approximately  one-third of the bond's term to maturity. Such investments  benefit the issuer by mitigating its initial need for cash to meet debt service,  but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

         The Fund may accrue income on such  investments  for tax and accounting purposes,  as required,  which is  distributable  to  shareholders  and which,  because no cash is  generally  received at the time of accrual, may require the  liquidation of other  portfolio  securities to satisfy the Fund's distribution obligations. See the section entitled "Taxes."

Short-Term Instruments

Short-term   instruments  consist  of  foreign  and  domestic:   (1)  short-term
obligations  of  sovereign  governments,   their  agencies,   instrumentalities,
authorities or political  subdivisions;  (2) other  short-term  debt  securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated,  are deemed to be of  comparable  quality in the  opinion of the  Advisors;  (3)  commercial paper; (4) bank obligations,  including negotiable certificates of deposit, time deposits and bankers' acceptances;  and (5) repurchase  agreements.  At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have  outstanding debt rated AA or higher by  S&P or Aa or  higher  by  Moody's;  outstanding  commercial  paper  or  bank obligations  rated A-1 by S&P or Prime-1 by Moody's;  or, if no such ratings are available,  the  instrument  must be deemed to be of  comparable  quality in the opinion of the Advisors.  These  instruments may be denominated in US dollars or in foreign currencies.

Short-term  instruments  also include credit  balances and bank  certificates of deposit,  discounted  treasury notes and bills issued by Germany,  the states of
Germany, the European Union, OECD Members or quasi-governmental  entities of any of the  foregoing.  In  addition,  when in the  opinion  of the  Advisors  it is advisable to adopt a temporary defensive position because of unusual and adverse market or other  conditions,  up to 100% of the Fund's assets may be invested in short-term  instruments.  Under normal circumstances the Fund will purchase bank deposits and money market  instruments  to invest  temporary cash balances or to maintain liquidity to meet redemptions. However certificates of deposit from the same credit  institution  may not account for more than 10% of the Fund's  total assets.

                                       7

         Commercial Paper

         The Fund may invest its assets in commercial  paper including  variable rate  demand  master  notes  issued  by US  corporations  or by  non-US
         corporations   which  are  direct   parents  or   subsidiaries   of  US
         corporations.  Master  notes are  demand  obligations  that  permit the investment of  fluctuating  amounts at varying market rates of interest pursuant to  arrangements  between the issuer and a US commercial  bank acting as agent for the payees of such notes. Master notes are callable on demand, but are not marketable to third parties.  Consequently,  the right to redeem such notes depends on the borrower's  ability to pay on demand.  At the  date of  investment,  commercial  paper  must be rated within the highest rating category for short-term  debt  obligations by
         at  least  two  (unless  only  rated  by  one)  nationally   recognized
         statistical  ratings  organizations  (e.g.,  Moody's  and S&P)  or,  if unrated,  are of  comparable  quality  as  determined  by or under  the direction  of the Fund's  Advisors.  Any  commercial  paper issued by a non-US  corporation  must be US  dollar-denominated  and not subject to non-US withholding tax at the time of purchase.  Aggregate  investments in non-US  commercial  paper of non-US issuers cannot exceed 10% of the
         Fund's net assets.  Since the Fund may purchase commercial paper issued by non-US  corporations,  it may be  subject to  additional  investment risks  with  respect to those  securities  that are  different  in some respects  from  obligations  of US issuers,  such as currency  exchange control  regulations,  the  possibility  of  expropriation,  seizure or nationalization of non-US deposits,  less liquidity and more volatility in non-US  securities  markets and the impact of  political,  social or diplomatic  developments  or the adoption of other  foreign  government restrictions  which might adversely affect the payment of principal and interest on securities held by the Fund. If it should become necessary, greater  difficulties  might be encountered in invoking legal processes abroad than would be the case in the United  States.  There may be less publicly  available  information  about a  non-US  issuer,  and  non-US issuers  generally are not subject to uniform  accounting and financial reporting  standards,  practices and  requirements  comparable to those applicable to US issuers.

Derivative Securities

The  Fund  may  invest  in  various  instruments  that  are  commonly  known  as
"derivatives." Generally, a derivative is a financial arrangement,  the value of which is based on, or "derived"  from, a traditional  security,  asset or market index.  Some  "derivatives"  such as  mortgage-related  and  other  asset-backed securities are in many respects like any other investment,  although they may be more volatile and/or less liquid than more traditional  debt  securities.  There are, in fact, many different types of derivatives and many different ways to use them. The Fund may use derivatives for hedging or risk management purposes,  not for  speculation.  There is a range of risks  associated  with those  uses.  For example,  the Fund may use futures  and options as a low-cost  method of gaining exposure to a particular  securities market without investing  directly in those securities and for traditional  hedging  purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates  and  for  cash  management  or  other  investment  purposes.  The  use of derivatives  may result in  leverage,  which  tends to magnify the effects of an instrument's  price changes as market conditions  change.  Leverage involves the use of a small amount of money to control a large  amount of  financial  assets, and can in some circumstances, lead to significant losses. The Fund will seek to limit the leverage created by its use of derivatives for investment  purposes by segregating  sufficient  assets as collateral  for coverage of such positions as required by the SEC. The Advisors may use derivatives in circumstances where the
Advisors  believe  they  offer an  economical  means of  gaining  exposure  to a particular  asset  class.  Derivatives  will not be used to acquire  exposure to changes in the value of assets or indexes that by themselves would not be viewed as a suitable  investment for the Fund. The use of derivatives  for  non-hedging purposes may be considered speculative.

The Fund's  investment  in options,  futures or forward  contracts,  and similar strategies  depend  on the  Advisors'  judgment  as to the  potential  risks and rewards of different types of strategies.  Options,  futures and forwards can be volatile  investments,  and may not perform as expected. If the Advisors apply a hedge at an  inappropriate  time or judge  price  trends  incorrectly,  options, futures and forwards strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options,  futures and forwards  positions were poorly correlated with its other investments,  or if it could not close out its positions  because of an illiquid  secondary  market.  Options,  futures and forwards  traded  on  foreign  exchanges  generally  are  not  regulated  by  US authorities, and these exchanges may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

                                       8

Many  derivative  contracts are traded on securities or  commodities  exchanges.
Derivative  contracts  bought and sold by the Fund must be  admitted to official listing  on a  recognized  futures or  securities  exchange  and the  securities underlying the options are applicable  investments of the Fund.  These exchanges set all the terms of the contract except for the price.  Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain  margin  accounts  through  their  brokers to cover their  potential obligations  to the exchange.  Parties to the contract  make (or collect)  daily payments  to the margin  accounts  to reflect  losses (or gains) in the value of their contracts  (marking to market).  This protects investors against potential defaults  by the  counterparty.  Trading  contracts  on an  exchange  also allow investors to close out their  contracts by entering into  offsetting  contracts.
These options  place greater  reliance on the dealer to fulfill the terms of the options, and therefore entail greater risk to the Fund.

Transactions in options,  futures  contracts,  options on futures  contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

         Options on Securities

         All options on securities  purchased or sold by the Fund will be traded on a  securities  exchange.  The Fund may purchase and write (sell) put and call options on stocks. Options are rights, but not obligations, to buy or sell an  underlying  asset for a specified  price (the  exercise price)  during,  or at the end of, a  specified  period.  A call option gives the purchaser of the option the right (but not the obligation) to buy, and  obligates  the writer to sell,  the  underlying  stock at the exercise price at any time during the option period.  Similarly,  a put option  gives  the  purchaser  of the  option  the  right  (but not the obligation)  to sell,  and obligates the writer to buy, the  underlying stock at the exercise price at any time during the option period.

         The Fund may write (sell)  covered  call and put options,  up to 20% of the net  assets  of the Fund,  on its  portfolio  securities  ("covered options")  in an attempt to increase  income  through  the  premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of  appreciation  on securities sold or may pay more than the market price on securities  acquired  pursuant to call and put options written by the Fund.

         A call  option  written by the Fund is  "covered"  if the Fund owns the underlying  security  covered  by  the  call  or has  an  absolute  and immediate  right to  acquire  that  security  without  additional  cash
         consideration  (or  for  additional  cash   consideration   held  in  a
         segregated  account by its  custodian)  upon  conversion or exchange of other  securities held in its portfolio.  A call option is also covered if the Fund holds a call  option on the same  security  and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the  difference is segregated by the Fund in cash or liquid securities.

         When the Fund writes a covered call option,  it gives the  purchaser of the  option  the  right to buy the  underlying  security  at the  price specified in the option (the "exercise price") by exercising the option
         at  any  time  during  the  option   period.   If  the  option  expires
         unexercised,  the Fund will  realize  income in an amount  equal to the premium received for writing the option. If the option is exercised,  a decision  over  which the Fund has no  control,  the Fund must sell the underlying  security to the option  holder at the  exercise  price.  By writing a covered call option,  the Fund  forgoes,  in exchange for the premium less the commission ("net premium"),  the opportunity to profit during the option  period from an  increase in the market  value of the underlying security above the exercise price. In addition, the Fund may continue  to hold a stock  which  might  otherwise  have  been  sold to protect against depreciation in the market price of the stock.

                                       9

         A put option written by the Fund is "covered" when, among other things, cash or liquid  securities  acceptable  to the  broker  are placed in a segregated account to fulfill the obligations undertaken. When the Fund writes a covered put option,  it gives the  purchaser of the option the right  to sell the  underlying  security  to the Fund at the  specified exercise  price at any time  during  the option  period.  If the option expires unexercised,  the Fund will realize income in the amount of the net premium  received  for  writing  the  option.  If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price.  By writing a covered put option,  the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options  involving  securities for which a  determination  is made at the time the option is written  that the Fund wishes to acquire the securities at the exercise price.

         The Fund may  terminate  its  obligation as the writer of a call or put option  by  purchasing  an  option  with the same  exercise  price  and expiration date as the option previously  written.  This transaction is called a "closing purchase transaction." The Fund will realize a profit or  loss  on a  closing  purchase  transaction  if the  amount  paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an  option,  the Fund may enter into a  "closing  sale  transaction"
         which involves  liquidating  the Fund's  position by selling the option previously  purchased.  Where the Fund cannot effect a closing purchase transaction,  it may be forced to incur brokerage commissions or dealer spreads in selling  securities  it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When the Fund  writes an  option,  an amount  equal to the net  premium received by the Fund is included in the liability section of the Fund's
         Statement of Assets and Liabilities as a deferred credit. The amount of the deferred  credit will be  subsequently  marked to market to reflect the current  market  value of the option  written.  The current  market value of a traded option is the last sale price or, in the absence of a sale,  the mean between the closing bid and asked  price.  If an option expires on its stipulated  expiration date or if the Fund enters into a closing purchase transaction,  the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option  was sold),  and the  deferred  credit  related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds  of the  sale  will be  increased  by the  premium  originally received.  The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.
         Securities against which call options are written will be identified on the Fund's books.

         The Fund may also  purchase  call and put options on any  securities in which it may invest.  The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would  entitle the Fund,  in exchange for the premium  paid,  to purchase a security at a specified  price during the option period.  The Fund would  ordinarily  have a gain if the value of the securities increased above the exercise price sufficiently to cover the  premium  and  would  have a loss if the  value  of the  securities remained at or below the exercise price during the option period.

         The Fund would  normally  purchase  put  options in  anticipation  of a decline in the market value of securities in its portfolio ("protective puts") or  securities  of the type in which it is  permitted to invest.
         The  purchase of a put option would  entitle the Fund,  in exchange for the premium paid,  to sell a security,  which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market  value of the Fund.  Put options also may be purchased by the Fund for the purpose of affirmatively  benefiting from a decline in the  price of  securities  that the Fund does not own.  The Fund  would ordinarily  recognize a gain if the value of the  securities  decreased below the exercise  price  sufficiently  to cover the premium and would recognize  a loss if the value of the  securities  remained at or above the exercise price.  Gains and losses on the purchase of protective put options would tend to be offset by countervailing  changes in the value of underlying portfolio  securities.  The Fund may not invest more than
         25% of its total assets in purchased protective put options.

                                       10

         The strike prices of the securities  options,  together with the strike prices of the securities that underlie other securities options already purchased or granted for the account of the Fund, may not exceed 20% of its net  assets.  Options on  securities  may be  purchased  or written
         (sold) to a third  party only to the extent  that the strike  prices of such options,  together with the strike prices of options on securities of the same issuer already  purchased or written (sold) by the Fund, do not exceed 10% of its net  assets.  Options on  securities  may only be written  (sold) to the extent that the strike  prices of such  options, together  with the strike  prices of options on  securities of the same issuer already written for the account of the Fund, do not exceed 2% of its net assets.  When an option transaction is offset by a back-to-back transaction (e.g., where the Fund writes a put option on a security and purchases a put option on the same security  having the same expiration date),  these two transactions  will not be counted for purposes of the limits set forth in this paragraph.

         Options on Securities Indices

         The Fund may also  purchase and write  exchange-listed  and OTC put and call options on securities  indices.  A securities  index  measures the movement of a certain group of securities by assigning  relative values to the securities  included in the index,  fluctuating  with changes in the  market  values  of the  securities  included  in the  index.  Some securities index options are based on a broad market index, such as the
         NYSE Composite Index, or a narrower market index such as the Standard &
         Poor's  100.  Indices  may also be based on a  particular  industry  or market segment.

         Options on  securities  indices  are  similar to options on  securities except that (1) the expiration  cycles of securities  index options are monthly, while those of securities options are currently quarterly, and
         (2) the  delivery  requirements  are  different.  Instead of giving the right to take or make delivery of stock at a specified price, an option on a  securities  index  gives the  holder  the right to receive a cash
         "exercise  settlement amount" equal to (a) the amount, if any, by which the fixed  exercise  price of the option exceeds (in the case of a put)
         or is less  than  (in the  case of a call)  the  closing  value  of the underlying  index on the date of  exercise,  multiplied  by (b) a fixed
         "index  multiplier."  Receipt of this cash  amount will depend upon the closing  level of the  securities  index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put,  the exercise  price of the index and the exercise  price of the option  times  a  specified  multiple.  The  writer  of the  option  is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

         The staff of the SEC has taken the position that, in general, purchased
         OTC options are illiquid securities.

         As discussed above in "Options on Securities,"  the Fund would normally purchase a call  option in  anticipation  of an  increase in the market value of the  relevant  index.  The  purchase  of a call  option  would entitle the Fund,  in exchange  for the premium  paid,  to purchase the underlying  securities at a specified  price during the option  period.
         The Fund would  ordinarily  have a gain if the value of the  underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the  securities  remained at or below the exercise price during the option period.

         As discussed above in "Options on Securities,"  the Fund would normally purchase put options in  anticipation  of a decline in the market value of the relevant index ("protective puts"). The purchase of a put option would  entitle the Fund,  in exchange for the premium paid, to sell the underlying  securities at a specified  price during the option  period.
         The purchase of protective  puts is designed  merely to offset or hedge against a decline  in the  market  value of the  index.  The Fund would ordinarily  recognize a gain if the value of the index  decreased below the  exercise  price  sufficiently  to  cover  the  premium  and  would recognize  a loss if the  value of the index  remained  at or above the exercise  price.  Gains and losses on the  purchase of  protective  put options would tend to be offset by countervailing  changes in the value of the index.

                                       11

         Because the value of an index  option  depends  upon  movements  in the level of the index rather than the price of a particular stock, whether the Fund will  realize a gain or loss from the  purchase  or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market  segment,  rather than  movements  in the price of a particular stock. Accordingly, successful use by the Fund of options on stock  indices  will be subject to the  Advisors'  ability to correctly predict  movements in the direction of the stock market generally or of a particular  industry.  This requires  different skills and techniques than predicting changes in the price of individual stocks.

         Options on securities  indices entail risks in addition to the risks of options on  securities.  The  absence of a liquid  secondary  market to close out options  positions  on  securities  indices is more likely to occur,  although the Fund generally will only purchase or write such an option if the  Advisors  believe the option can be closed  out.  Use of options on  securities  indices  also  entails the risk that trading in such  options  may be  interrupted  if trading  in  certain  securities included in the index is  interrupted.  The Fund will not purchase such
         options  unless  the  Advisors   believe  the  market  is  sufficiently
         developed  such that the risk of trading in such  options is no greater than the risk of trading in options on securities.

         Price  movements in the Fund's  portfolio may not  correlate  precisely with  movements  in the level of an index  and,  therefore,  the use of options on indices cannot serve as a complete hedge. Because options on securities  indices  require  settlement  in cash,  the Advisors may be
         forced  to   liquidate   portfolio   securities   to  meet   settlement
         obligations.  The  Fund's  activities  in  index  options  may  also be restricted by the requirements of the Internal Revenue Code, as amended
         (the "Code"), for qualification as a regulated investment company.

         In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded.  To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take  place  in  the  underlying  securities  markets  that  cannot  be reflected in the option markets and that may adversely affect the value of any options held by the Fund. It is impossible to predict the volume of  trading  that  may  exist  in such  options,  and  there  can be no assurance that viable exchange markets will develop or continue.

         Options on Foreign Securities Indices

         The Fund may purchase  and write put and call options on foreign  stock indices  listed on domestic and foreign stock  exchanges.  The Fund may also  purchase  and write OTC  options on  foreign  stock  indices  and baskets of foreign securities.

         The Fund may, to the extent allowed by federal  securities laws, invest in 1) securities  indices  instead of investing  directly in individual non-US  securities and 2) OTC options on baskets of securities  instead of investing  directly in individual  non-US  securities.  The Fund may also use  foreign  stock index  options for hedging or risk  management purposes.

         Futures Contracts and Options on Futures Contracts

         The Fund may enter into  futures  contracts on  securities,  securities indices,  foreign currencies and interest rates, and purchase and write
         (sell) options thereon which are traded on exchanges  designated by the
         Commodity  Futures  Trading  Commission  (the "CFTC") or, if consistent with CFTC regulations,  on foreign  exchanges.  These futures contracts are  standardized  contracts  for the future  delivery  of, among other things,  a commodity,  a non-US  currency,  an interest rate  sensitive security or, in the case of index  futures  contracts or certain  other futures  contracts,  a cash  settlement  with  reference to a specified multiplier  times  the  change  in the  index.  An  option on a futures contract  gives the  purchaser the right (but not the  obligation),  in return  for the  premium  paid,  to  assume  a  position  in a  futures contract.

                                       12

         The Fund may enter  into  futures  contracts  and  options  on  futures contracts on  securities,  securities  indices and  currencies  both to manage their exposure to changing interest rates, securities prices and
         currency   exchange  rates  and  as  an  efficient  means  of  managing
         allocations  between  asset  classes.   Aggregate  initial  margin  and
         premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Fund's net
         asset  value,   after  taking  into  account   unrealized  profits  and
         unrealized losses on any such contracts.

         The successful use of futures  contracts and options thereon draws upon the Advisors' skill and experience with respect to such instruments and are subject to special risk  considerations.  A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed.  In addition,  there may be an imperfect  correlation between movements in the price of the futures contracts and options on the value of the securities or currency in the
         Fund.  Successful  use of  futures  or  options  contracts  is  further dependent on the Advisors'  ability to correctly  predict  movements in the  securities  or foreign  currency  markets and no assurance  can be given that their judgment will be correct.

         Futures contracts provide for the future sale by one party and purchase by another  party of a  specified  amount of an  underlying  asset at a specified  price,  date,  and time.  Entering into a contract to buy an underlying  asset is  commonly  referred  to as  buying a  contract  or holding a long position in the asset.  Entering into a contract to sell an  underlying  asset is commonly  referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts.

         At the same time a futures  contract  is  entered  into,  the Fund must allocate  cash or  liquid  securities  as a deposit  payment  ("initial margin").  Daily  thereafter,  the  futures  contract is valued and the payment of  "variation  margin" may be required,  and each day the Fund would  provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of  delivery  of  securities  pursuant  to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities  with a different  value from that  specified in the contract. In some, but not many, cases,  securities called for by a futures  contract  may not  have  been  issued  when the  contract  was written.

         Although futures  contracts (other than those that settle in cash, such as index  futures)  by their  terms  call for the  actual  delivery  or acquisition  of the instrument  underlying the contract,  in most cases the contractual  obligation is fulfilled by offsetting  before the date of the  contract  without  having  to  make  or  take  delivery  of the instrument  underlying  the contract.  The  offsetting of a contractual obligation is accomplished by entering into an opposite  position in an identical  futures  contract on the  commodities  exchange on which the futures  contract was entered into (or a linked  exchange)  calling for delivery  in the same  month.  Such a  transaction,  which is  effected through a member of an exchange, cancels the obligation to make or take
         delivery  of  the  instrument   underlying  the  contract.   Since  all
         transactions  in the  futures  market  are made,  offset  or  fulfilled through  a  clearinghouse  associated  with the  exchange  on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.

         When the Fund  purchases  a futures  contract,  it agrees to purchase a specified  quantity of an underlying  instrument at a specified  future date and price or to make or receive a cash payment  based on the value of a securities index or a financial instrument.  When the Fund sells a futures  contract,  it  agrees  to  sell a  specified  quantity  of the underlying  instrument  at a  specified  future  date  and  price or to receive or make a cash payment based on the value of a securities index or a financial  instrument.  When the Fund purchases or sells a futures contract,  the value of the  futures  contract  tends to  increase  and decrease  in tandem  with the  value of its  underlying  instrument  or index.  The price at which  the  purchase  and sale will take  place is fixed when the Fund enters into the contract. Futures can be held until their  delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

         When the Fund purchases or sells a futures contract,  it is required to make an initial margin deposit.  Although the amount may vary,  initial margin  can be as low as 1% or  less  of  the  notional  amount  of the contract.  Additional margin may be required as the contract fluctuates in value.  Since the amount of margin is relatively  small  compared to the  value  of  the  securities  covered  by a  futures  contract,  the potential  for gain or loss on a futures  contract  may be much greater than the amount of the Fund's initial margin deposit.

                                       13

         The purpose of the acquisition or sale of a futures contract,  in cases where the Fund holds or intends to acquire fixed-income securities,  is to attempt to protect the Fund from fluctuations in interest or foreign
         exchange  rates  without   actually  buying  or  selling   fixed-income
         securities or foreign  currencies.  For example, if interest rates were expected  to  increase  (which  thus  would  cause  the  prices of debt securities  held by the Fund to  decline),  the Fund  might  enter into futures  contracts for the sale of debt  securities.  Such a sale would have much the same  effect as selling an  equivalent  value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline,  but the value of the futures  contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it  otherwise  would  have.  The Fund could seek to  accomplish similar  results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures  market is more liquid than the cash market,  the use of futures  contracts  as an  investment  technique  allows the Fund to maintain a  defensive  position  without  having to sell its  portfolio securities.

         Similarly,  when it is expected that  interest  rates may decline (thus increasing  the value of debt  securities  held by the  Fund),  futures contracts  may be  purchased  to attempt to hedge  against  anticipated purchases of debt securities at higher prices.  Since the  fluctuations in the value of  futures  contracts  should be similar to those of debt securities,  the Fund could take advantage of the  anticipated  rise in the value of debt  securities  without  actually  buying them until the market had  stabilized.  At that time, the futures  contracts  could be liquidated  and the Fund  could  then buy debt  securities  on the cash
         market.   The  segregated   assets   maintained  to  cover  the  Fund's
         obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from the Fund's portfolio in an amount equal to the  difference  between the  fluctuating  market value of such futures  contracts and the aggregate value of the initial and  variation  margin  payments  made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to  differences  in  the  nature  of  those  markets,  are  subject  to distortions.  First, all participants in the futures market are subject to initial  deposit  and  variation  margin  requirements.  Rather than meeting additional variation margin  requirements,  investors may close futures contracts through  offsetting  transactions which could distort the normal relationship  between the cash and futures markets.  Second, the  liquidity  of the  futures  market  depends  on most  participants entering  into  offsetting  transactions  rather  than making or taking delivery.  To the extent that many participants  decide to make or take delivery,  liquidity  in the  futures  market  could be  reduced,  thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin  requirements  in the securities  market.  Therefore,  increased participation  by speculators in the futures market may cause temporary price  distortions.  Due to the  possibility of  distortion,  a correct forecast  of  securities  price,  general  interest  rate  or  currency exchange  rate  trends  by the  Advisors  may  still  not  result  in a successful transaction.

         In addition, futures contracts entail other significant risks. Although the Advisors  believe that use of such contracts will benefit the Fund, if the Advisors'  investment  judgment  about the general  direction of interest rates or an index is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract.  For example,  if the Fund has hedged against the possibility of an increase in  interest  rates or a decrease  in an index  which  would  adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has  hedged  because  it will have  offsetting  losses  in its  futures
         positions.   In  addition,   in  such  situations,   if  the  Fund  has
         insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements.  Such sales of securities may be, but will not necessarily be, at increased  prices which reflect the rising market.  The Fund may have to sell  securities at a time when it may be disadvantageous to do so.

                                       14

         Futures Contracts on Securities Indices

         The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement  based upon changes in the value of an index of US or non-US securities.  This investment  technique may be used  as  a  low-cost  method  of  gaining  exposure  to  a  particular securities market without investing  directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Fund or  adversely  affect  the  prices  of  securities  which  are intended  to be  purchased  at a  later  date  for  the  Fund  or as an efficient means of managing allocation between asset classes. A futures contract  may also be entered  into to close out or offset an  existing futures position.

         When used for hedging  purposes,  each transaction in futures contracts on a securities  index involves the  establishment of a position which, the Advisors believe,  will move in a direction opposite to that of the investment being hedged. If these hedging  transactions are successful, the  futures  positions  taken  for the Fund  will  rise in value by an amount which approximately  offsets the decline in value of the portion of the Fund's investments that are being hedged.  Should general market prices move in an unexpected manner,  the full anticipated  benefits of futures contracts may not be achieved or a loss may be realized.

         For the  purpose of hedging the Fund's  assets,  the Fund may sell (but not purchase)  stock index or interest  rate futures  contracts and may
         purchase  put  or  call  options  on  futures  contracts,   options  on
         securities  indices and any of the warrants  described  above. Any such transaction will be considered a hedging  transaction,  and not subject to the  limitations on non-hedging  transactions  stated below,  to the extent  that  (1) in the  case  of  stock  index  futures,  options  on securities  indices and warrants  thereon,  the contract value does not exceed  the market  value of the shares  held by the Fund for which the hedge is intended and such shares are admitted to official listing on a stock  exchange  in the  country  in  which  the  relevant  futures  or securities  exchange  is  based  or (2) in the  case of  interest  rate futures and options on  securities  indices and warrants  thereon,  the contract  value does not exceed the interest rate  exposure  associated with  the  assets  held in the  applicable  currency  by the  Fund.  In carrying out a particular  hedging strategy,  the Fund may sell futures contracts  and  purchase  options  or  warrants  based  on  securities, financial instruments or indices that have issuers, maturities or other characteristics  that do not precisely match those of the Fund's assets for which  such  hedge is  intended,  thereby  creating a risk that the futures,  options or warrants  position will not mirror the performance of such assets.  The Fund may also enter into  transactions  in futures contracts,  options on  futures,  options on indices and  warrants  for hedging or non-hedging purposes, as described below.

         Options on Futures Contracts (Including Futures Contracts on Securities
         Indices)

         The Fund may purchase and write (sell) options on futures contracts for hedging  purposes.  For  example,  as  with  the  purchase  of  futures contracts,  when the Fund is not fully invested, it may purchase a call option on an interest rate sensitive  futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

         The purchase of a call option on a futures  contract is similar in some respects to the  purchase  of a call  option on an index or  individual security. Depending on the pricing of the option compared to either the price of the  futures  contract  upon which it is based or the price of the underlying  debt  securities,  it may or may not be less risky than ownership of the futures contract or underlying debt securities.

         The writing of a call option on a futures  contract  may  constitute  a partial  hedge against  declining  prices of the  underlying  portfolio securities  which are the same as or  correlate  with the  security  or foreign  currency  that is  deliverable  upon  exercise  of the futures contract. If the futures price at expiration of the option is below the price  specified  in  the  premium  received  for  writing  the  option
         ("exercise  price"),  the Fund will  retain the full  amount of the net
         premium  (the  premium   received  for  writing  the  option  less  any
         commission),  which  provides a partial  hedge against any decline that may have occurred in the Fund's holdings.

                                       15

         The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying  securities or foreign  currency that are deliverable  upon exercise of the futures contract.  If the futures  price at  expiration of the option is higher than the  exercise  price,  the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

         If a put or call  option the Fund has  written is  exercised,  the Fund will incur a loss that will be reduced by the amount of the net premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio  securities  and changes in the value of its futures  positions,  the Fund's losses from existing options on futures may to some extent be reduced or  increased  by changes in the value of portfolio securities.

         The purchase of a call or put option on a futures contract with respect to an index is similar in some  respects  to the  purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index  futures  contract to hedge  against the risk of declining securities values.

         The amount of risk the Fund  assumes  when it  purchases an option on a futures  contract  with respect to an index is the premium paid for the option plus related  transaction  costs. In addition to the correlation risks discussed  above, the purchase of such an option also entails the risk that changes in the value of the underlying  futures contract will not be fully reflected in the value of the option purchased.

         Warrants on Futures Contracts

         The Fund may purchase warrants which, like options on futures contracts and options on  securities  indices,  entitle the holder to purchase or sell a  futures  contract  or to a cash  payment  reflecting  the price fluctuation  in an index  of  securities.  The  Fund may also  purchase warrants  that  entitle  the holder to a cash  payment  reflecting  the fluctuation  in the  value  of  certain  financial  futures  contracts.
         Warrants on futures contracts and warrants on securities indices differ from the equivalent  options in that: (1) they are securities issued by a financial  institution/special  purpose  issuer rather than contracts entered  into  with a  futures  exchange  and (2) they are  traded on a securities  exchange  rather  than on a  futures  exchange.  The use of warrants will generally  entail the same risks that are associated with the Fund's  positions  in options on futures and options on  securities indices.

         Liquidity of Options and Futures Contracts

         There is no  assurance a liquid  market  will exist for any  particular option or futures  contract at any particular time even if the contract is traded on an exchange.  In addition,  exchanges may establish  daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new  positions  or close out existing  positions.  If the market for a contract is not liquid because of price fluctuation limits or  otherwise,  it could  prevent  prompt  liquidation  of  unfavorable positions, and could potentially require the Fund to continue to hold a position  until  delivery or  expiration  regardless  of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

         Combined Positions

         The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return  characteristics of the overall position.  For example,  the
         Fund may  purchase  a put  option  and write a call  option on the same underlying instrument,  in order to construct a combined position whose risk and  return  characteristics  are  similar  to  selling  a futures contract.  Another possible  combined  position would involve writing a call  option at one strike  price and  buying a call  option at a lower price,  in order to reduce the risk of the  written  call option in the event  of  a  substantial  price  increase.  Because  combined  options positions  involve multiple trades,  they result in higher  transaction costs and may be more difficult to open and close out.

                                       16

         Position Limits

         Futures  exchanges  can limit the  number of  futures  and  options  on futures  contracts  that can be held or controlled by an entity.  If an adequate  exemption  cannot be  obtained,  the Fund may be  required to reduce the size of its futures and options positions or may not be able to  trade a  certain  futures  or  options  contract  in order to avoid exceeding such limits.

         The Fund may  purchase  or sell stock index or  interest  rate  futures contracts,  put or call  options  on  futures,  options  on  securities indices  and  warrants  other than for hedging  purposes.  The Fund may enter into  transactions  for  non-hedging  purposes only to the extent that (1) the  underlying  contract  values,  together with the contract values  of any  instrument  then  held  by  the  Fund  for  non-hedging purposes,  do not exceed in the  aggregate 20% of the net assets of the
         Fund and (2) such instruments  relate to categories of assets which the
         Fund is permitted to hold.

         Other Limitations

         The Commodity Exchange Act prohibits US persons, such as the Fund, from buying or selling certain foreign futures  contracts or options on such contracts.  Accordingly, the Fund will not engage in foreign futures or options  transactions  unless the contracts in question may lawfully be purchased and sold by US persons in  accordance  with  applicable  CFTC regulations  or CFTC staff  advisories,  interpretations  and no action letters. In addition,  the Fund will enter into transactions in futures contracts or options on futures contracts only if (1) such transactions constitute bona fide hedging transactions or (2) no more than 5% of the
         Fund's net assets  are  committed  as  initial  margin or  premiums  to positions that do not constitute  bona fide hedging  transactions.  The
         Fund is  operated  by persons who have  claimed an  exclusion  from the definition of the term  "commodity  pool operator"  under the Commodity
         Exchange Act and,  therefore,  who are not subject to  registration  or regulation under the Commodity Exchange Act.

         Asset Coverage for Futures Contracts and Options Positions

         The  Fund  will  comply  with  guidelines  established  by the SEC with respect to coverage of options and futures  contracts by mutual  funds, and if the  guidelines so require,  will set aside  appropriate  liquid assets in a  segregated  account in the amount  prescribed.  Securities held in a segregated  account cannot be sold while the futures contract or option is outstanding,  unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage  of the Fund's assets could impede  portfolio  management or the  Fund's  ability  to meet  redemption  requests  or  other  current obligations.
Securities of Non-US Issuers

The Fund may invest in securities of non-US  issuers  directly or in the form of
American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") or
other similar securities  representing ownership of securities of non-US issuers held in trust by a bank or similar financial  institution.  These securities may not  necessarily  be  denominated  in the same currency as the  securities  they represent.  Designed  for  use  in US,  European  and  international  securities markets,  ADRs and GDRs  are  alternatives  to the  purchase  of the  underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

With  respect to certain  countries  in which  capital  markets  are either less developed or not easily  accessed,  investments  by the Fund may be made through investment in other  investment  companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is generally  limited in amount by the 1940 Act, will involve the indirect  payment of a portion of the expenses  (including  advisory fees of such other investment companies) and may result in a duplication of fees and expenses.

                                       17

The Fund considers an issuer to be based in a country if:
o        it is headquartered in the country; or
o        it has primary operations in the country.

         Investments in American and Global Depository Receipts

         The Fund may invest in non-US  securities  in the form of ADRs or GDRs.
         ADRs are receipts  typically issued by a US bank or trust company which evidence  ownership  of  underlying  securities  issued  by  a  foreign corporation.  GDRs are receipts issued by either a US or non-US banking institution  evidencing  ownership of the underlying non-US securities.
         Generally,  ADRs,  in  registered  form,  are  designed  for  use in US securities  markets and GDRs,  in bearer form,  are designed for use in
         European and  international  securities  markets.  An ADR or GDR may be denominated  in a currency  different  from the  currency  in which the underlying foreign security is denominated.

         Region and Country Investing

         The Fund may focus its investments in a particular region and/or in one or  more  foreign  countries.  Focusing  the  Fund's  investments  in a particular region or country will subject the Fund (to a greater extent
         than  if  its   investments   in  such  region  or  country  were  more
         diversified) to the risks of adverse securities markets, exchange rates and social,  political or economic developments which may occur in that particular region or country.

Currency Management

In connection with the Fund's investments denominated in foreign currencies, the
Advisors  may  choose to  utilize a variety  of  currency  management  (hedging)
strategies.  The Advisors seek to take  advantage of different  yield,  risk and return  characteristics that different  currencies,  currency  denominations and countries can provide to US  investors.  In doing so, the Advisors will consider such factors as the outlook for currency relationships;  current and anticipated interest  rates;  levels of inflation  within various  countries;  prospects for relative economic growth; and government policies  influencing currency exchange rates and  business  conditions.  There can be no  guarantee  that any  currency management  strategies  will be successful  and they could result in losses that are not otherwise offset by gains in the Fund's portfolio securities.

         Currency Exchange Transactions

         Because the Fund may buy and sell securities  denominated in currencies other  than the US dollar  and  receive  interest,  dividends  and sale proceeds in currencies other than the US dollar,  the Fund from time to time may enter into currency  exchange  transactions  to convert to and from different currencies and to convert foreign currencies to and from the US dollar. The Fund either enters into these transactions on a spot
         (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward currency exchange contracts (discussed below) to purchase or sell currencies.

         Currency Hedging

         The  Fund's  currency  hedging  strategies  will be  limited to hedging
         involving   either  specific   transactions  or  portfolio   positions.
         Transaction  hedging is the purchase or sale of forward  currency  with respect to  specific  receivables  or  payables  of the Fund  generally accruing  in  connection  with the  purchase  or sale of its  portfolio securities.  Position  hedging  is the sale of  forward  currency  with respect to  portfolio  security  positions.  The Fund may not  position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

                                       18

         Currency  hedging may be  important  because a decline in the US dollar value  of a  foreign  currency  in  which  the  Fund's  securities  are denominated will reduce the US dollar value of the securities,  even if their  value  in the  foreign  currency  remains  constant.  The use of currency  hedges  does not  eliminate  fluctuations  in the  underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the US dollar value of non-dollar denominated securities it holds, the Fund may purchase  foreign  currency put options.  If the value of the  foreign  currency  does  decline,  the Fund will have the right to sell the  currency  for a fixed  amount  in  dollars  and will thereby  offset,  in whole or in part,  the  adverse  effect  on the US dollar value of its  securities  that  otherwise  would have  resulted.
         Conversely,  if a rise in the US dollar  value of a  currency  in which securities  to  be  acquired  are  denominated  is  projected,  thereby potentially  increasing  the  cost  of the  securities,  the  Fund  may purchase call options on the particular currency. The purchase of these options could offset,  at least  partially,  the effects of the adverse movements  in  exchange  rates.  The benefit to the Fund  derived  from purchases  of currency  options,  like the benefit  derived  from other types of  options,  will be reduced by premiums  and other  transaction
         costs.   Because  transactions  in  currency  exchanges  are  generally conducted on a principal  basis,  no fees or commissions  are generally involved.  Currency  hedging  involves  some  of  the  same  risks  and considerations as other transactions with similar instruments. Although currency  hedges  may limit  the risk of loss due to a  decline  in the value of a hedged  currency,  at the same time, they also may limit any potential  gain that  might  result  should  the value of the  currency increase. If a devaluation is generally  anticipated,  the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

         Forward Currency Exchange Contracts

         A forward  currency  exchange  contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the  contract.  Forward  currency exchange  contracts  establish an exchange rate at a future date. These contracts are traded in the interbank market conducted directly between currency  traders  (usually large  commercial banks and brokerages) and their customers.  A forward currency  exchange  contract may not have a
         deposit   requirement  and  may  be  traded  at  a  net  price  without commission.  The Fund maintains with its custodian a segregated account of cash or  liquid  securities  in an  amount  at  least  equal  to its obligations under each forward currency exchange contract. Neither spot
         transactions  nor  forward  currency   exchange   contracts   eliminate
         fluctuations  in the  prices of the  Fund's  securities  or in  foreign exchange  rates,  or  prevent  loss if the  prices of these  securities should decline.

         The Fund may enter into foreign  currency  hedging  transactions  in an attempt to protect against  changes in currency  exchange rates between the trade and settlement dates of specific  securities  transactions or changes  in  currency  exchange  rates that  would  adversely  affect a
         portfolio  position  or  an  anticipated  investment  position.   Since
         consideration   of  the  prospect  for   currency   parities   will  be
         incorporated into the Advisors'  long-term  investment  decisions,  the
         Fund will not routinely enter into currency hedging  transactions  with respect to securities transactions;  however, the Advisors believe that it is important to have the flexibility to enter into currency  hedging transactions when they determine that the transactions  would be in the
         Fund's best interest.  Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same  time  they tend to limit  any  potential  gain that  might be realized should the value of the hedged currency increase.  The precise matching  of  the  forward  contract  amounts  and  the  value  of  the securities  involved will not generally be possible  because the future value  of such  securities  in  foreign  currencies  will  change  as a consequence of market movements in the value of such securities between the date the forward  contract is entered into and the date it matures.
         The projection of currency market movements is extremely difficult, and the successful execution of any hedging strategy involves risk.

                                       19

         While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert  authority to regulate forward  contracts.  In such event the  Fund's  ability to  utilize  forward  contracts  may be affected.

         Forward  contracts may reduce the potential gain from a positive change in the  relationship  between  the US dollar  and  foreign  currencies.
         Unanticipated  changes in currency  prices may result in poorer overall performance  for  the  Fund  than  if it  had  not  entered  into  such contracts.  The use of currency  forward  contracts  may not  eliminate fluctuations in the underlying US dollar equivalent value of the prices of or  rates of  return  on the  Fund's  foreign  currency  denominated portfolio  securities and the use of such  techniques  will subject the
         Fund to certain risks.

         Options on Foreign Currencies

         The Fund may write  covered put and call  options and  purchase put and call  options  on foreign  currencies  for the  purpose  of  protecting against  declines  in the  dollar  value of  portfolio  securities  and against  increases in the dollar cost of securities to be acquired.  As with  other  types of  options,  however,  the  writing of an option on foreign  currency will constitute only a partial hedge up to the amount of the premium received,  and the Fund could be required to purchase or sell foreign  currencies at  disadvantageous  exchange  rates,  thereby incurring losses.  The purchase of an option on foreign currency may be used to hedge against  fluctuations in exchange rates although,  in the event of exchange rate movements adverse to the Fund's position, it may forfeit  the entire  amount of the  premium  plus  related  transaction costs. In addition, the Fund may purchase call options on currency when the Advisors anticipate that the currency will appreciate in value.

         The Fund may also  write  options on  foreign  currencies  for the same types of hedging  purposes.  For example,  where the Fund anticipates a decline in the dollar value of foreign currency denominated  securities due to adverse  fluctuations  in  exchange  rates it could,  instead of purchasing a put option,  write a call option on the relevant currency.
         If the  expected  decline  occurs,  the options will most likely not be exercised,  and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly,  instead of  purchasing  a call  option to hedge  against an anticipated  increase in the dollar cost of  securities to be acquired, the Fund could write a put option on the relevant  currency  which,  if rates move in the manner projected,  will expire  unexercised and allow the Fund to hedge such  increased cost up to the amount of the premium.
         As in the case of other  types of  options,  however,  the writing of a foreign  currency option will constitute only a partial hedge up to the amount  of the  premium,  and  only  if  rates  move  in  the  expected direction.  If this does not occur, the option may be exercised and the
         Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium.  Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits  which might  otherwise  have been obtained from favorable movements in exchange rates.

         The Fund may write covered call options on foreign  currencies.  A call option written on a foreign currency by the Fund is covered if the Fund owns the  underlying  foreign  currency  covered  by the call or has an absolute and immediate right to acquire that foreign  currency  without additional cash  consideration  (or for additional  cash  consideration identified  on the Fund's  books) upon  conversion or exchange of other foreign  currency held in its portfolio.  A call option is also covered if the  Fund has a call on the same  foreign  currency  and in the same principal  amount as the call written  where the exercise  price of the call held (a) is equal to or less than the  exercise  price of the call written or (b) is greater than the  exercise  price of the call written if the  difference  is  segregated  by  the  Fund  in  cash  or  liquid securities.

         There is no assurance that a liquid secondary market will exist for any particular  option, or at any particular time. If the Fund is unable to effect a closing  purchase  transaction with respect to covered options it has  written,  the  Fund  may not be able  to  sell  the  underlying currency or dispose of assets held in a  segregated  account  until the options  expire or are exercised.  Similarly,  if the Fund is unable to effect a closing  sale  transaction  with  respect  to  options  it has purchased,  it would have to  exercise  the options in order to realize any profit and will incur  transaction  costs upon the purchase or sale of underlying currency.  The Fund pays brokerage commissions or spreads in connection with its options transactions.

                                       20

         As in the  case  of  forward  contracts,  certain  options  on  foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded  currency options.  In some  circumstances,  the Fund's  ability to terminate OTC options may be more limited than with  exchange-traded  options.  It is
         also  possible  that   broker-dealers   participating  in  OTC  options
         transactions  will not fulfill their  obligations.  The Fund intends to treat OTC options as not readily  marketable  and therefore  subject to the Fund's limitation with respect to illiquid securities.

         The Fund may enter into foreign  currency  exchange  transactions in an attempt to protect against changes in foreign  currency  exchange rates
         between  the  trade  and  settlement   dates  of  specific   securities
         transactions or anticipated securities transactions.  The Fund may also enter  into  foreign  currency  transactions  to hedge  currency  risks
         associated  with  the  assets  of  the  Fund   denominated  in  foreign
         currencies or principally  traded in foreign  currencies.  The Fund may
         also  enter  into  foreign  currency   transactions  to  hedge  against
         currencies  other than the US  dollar.  The Fund may  purchase  or sell foreign currency contracts for forward delivery. To conduct the hedging discussed above, the Fund would generally enter into a forward contract to sell the foreign  currency in which the investment is denominated in exchange for US dollars or other currency in which the Advisors  desire to protect  the value of the Fund.  The Fund may also  purchase  option rights for the  purchase  or sale of  currencies  or  currency  futures contracts or warrants which entitle the holder to the right to purchase or sell currencies or currency futures  contracts or to receive payment of a difference,  which is measured by the performance of currencies or currency  futures  contracts,  provided  that these  option  rights and warrants are admitted to official listing on an exchange.

         The Fund  does not  currently  intend to  engage  in  foreign  currency transactions as an investment  strategy.  However,  as discussed above, the Fund may enter into forward  contracts to hedge against  changes in foreign currency exchange rates that would affect the value of existing or  anticipated  investments  denominated  or  principally  traded in a foreign currency.

Additional Limitations and Risk Factors

         Asset Coverage

         The Fund  will  comply  with the  segregation  or  coverage  guidelines established  by the SEC and other  applicable  regulatory  bodies  with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures  contracts and options on these  futures  contracts;  and forward currency contracts. These guidelines may, in certain instances, require the Fund to identify cash or liquid securities (i.e., segregate them by  earmarking  them) to the extent the  Fund's  obligations  with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument,  by other portfolio positions  or by other  means  consistent  with  applicable  regulatory policies.  Unless the transaction is otherwise covered,  the segregated assets  must at all times equal or exceed the Fund's  obligations  with respect  to  these  strategies.  Segregated  assets  cannot  be sold or transferred  unless equivalent assets are substituted in their place or it is no longer  necessary to segregate  them. As a result,  there is a possibility that segregation of a large percentage of the Fund's assets could  impede  portfolio  management  or the  Fund's  ability  to  meet redemption requests or other current obligations. In addition, this may cause the Fund to miss favorable  trading  opportunities  or to realize losses on derivative contracts or special transactions.

         For example,  a call option  written on securities may require the Fund to hold the securities  subject to the call (or securities  convertible into the securities without  additional  consideration) or to segregate assets (as  described  above)  sufficient  to purchase  and deliver the securities if the call is exercised.  A call option written on an index may require the Fund to own portfolio  securities  that  correlate with the index or to  segregate  assets (as  described  above)  equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets
         (as  described  above)  equal to the  exercise  price.  The Fund  could purchase a put option if the strike price of that option is the same or higher than the strike  price of a put option sold by the Fund.  If the
         Fund holds a futures contract,  the Fund could purchase a put option on the same  futures  contract  with a strike price as high or higher than the  price of the  contract  held.  The Fund may  enter  into  fully or partially  offsetting  transactions  so that its net position,  coupled with any segregated assets (equal to any remaining obligation),  equals its net obligation.  Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

                                       21

         The use of options,  futures and foreign currency contracts is a highly specialized  activity  which involves  investment  techniques and risks that are  different  from  those  associated  with  ordinary  portfolio transactions.  Gains and losses on  investments  in options and futures depend on a variety  of  factors  including  the  Advisors'  ability to predict  the  direction  of  stock  prices,  interest  rates,  currency movements and other economic factors.  The loss that may be incurred by the Fund in entering into futures contracts and written options thereon and forward currency  contracts is potentially  unlimited.  There is no assurance  that  higher  than  anticipated  trading  activity  or other unforeseen events might not, at times,  render certain facilities of an options  clearing entity or other entity  performing the regulatory and liquidity  functions  of an options  clearing  entity  inadequate,  and thereby result in the institution by an exchange of special  procedures which may interfere  with the timely  execution of  customers'  orders.
         Most futures  exchanges limit the amount of fluctuation  permitted in a futures  contract's  prices during a single trading day. Once the limit has been  reached  no  further  trades  may be made that day at a price beyond the limit. The price limit will not limit potential losses,  and may in fact  prevent  the  prompt  liquidation  of  futures  positions, ultimately  resulting in further losses.  Options and futures traded on foreign  exchanges  generally are not regulated by US authorities,  and may offer less  liquidity and less  protection to the Fund in the event of default by the other party to the contract.

         The hours of trading for options on  securities  may not conform to the hours during which the underlying  securities are traded. To the extent that the option  markets  close  before the markets for the  underlying securities,  significant price and rate movements can take place in the underlying  securities  markets  that cannot be reflected in the option markets and that may adversely  affect the value of any options held by the Fund.  It is  impossible  to predict the volume of trading that may exist in such  options,  and  there  can be no  assurance  that  viable exchange markets will develop or continue.

         Except as set forth above under  "Futures  Contracts"  and  "Options on
         Futures  Contracts,"  there is no limit on the percentage of the assets of the Fund that may be at risk with respect to futures  contracts  and related options or forward currency contracts.  The Fund's transactions in options,  forward currency contracts,  futures contracts and options
         on  futures   contracts  may  be  limited  by  the   requirements   for
         qualification  of the Fund as regulated  investment  companies  for tax purposes.  See the section entitled  "Taxes." There can be no assurance that the use of these portfolio strategies will be successful.

         Foreign Securities

         Investment  in  securities of foreign  issuers  involves  different and additional  investment  risks than  those  affecting  securities  of US domestic issuers.

         The  value of the  Fund's  investments  in  foreign  securities  may be adversely  affected  by  changes  in  political  or social  conditions,
         diplomatic    relations,    confiscatory    taxation,    expropriation,
         nationalization,  limitation  on the  removal  of funds or  assets,  or
         imposition  of  (or  change  in)  currency   exchange  control  or  tax
         regulations  in  those  foreign  countries.  In  addition,  changes  in government  administrations  or economic  or  monetary  policies in the
         United States or abroad could result in appreciation or depreciation of portfolio  securities  and could  favorably or  unfavorably  affect the
         Fund's  operations.  Furthermore,  the economies of individual  foreign
         nations  may  differ  from  the  US  economy,   whether   favorably  or
         unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment,  resource self-sufficiency and balance of  payments  position;  it may also be more  difficult  to obtain  and enforce a judgment  against a foreign issuer.  Any foreign  investments made by the  Fund  must be made in  compliance  with  foreign  currency restrictions  and tax laws restricting the amounts and types of foreign investments.

                                       22

         In addition, while the volume of transactions effected on foreign stock exchanges  has  increased  in recent  years,  in most  cases it remains appreciably below that of domestic securities  exchanges.  Accordingly, the Fund's foreign  investments may be less liquid and their prices may be more  volatile  than  comparable  investments  in  securities  of US companies.  Moreover,  the settlement  periods for foreign  securities, which are often  longer than those for  securities  of US issuers,  may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of  securities  exchanges,  brokers  and  issuers  located  in  foreign countries than in the United States.

         Since the Fund's  investments  in foreign  securities  involve  foreign currencies,  the value of the Fund's  assets as  measured in US dollars may be affected  favorably or  unfavorably by changes in currency rates and in exchange control  regulations,  including currency blockage.  As discussed  above,  the Fund may engage in certain  currency  management strategies to hedge  currency  risks,  though there can be no guarantee that these strategies will be successful.

         Certain of the risks associated with foreign investments are heightened for investments in certain Asian  countries.  In some cases,  political uncertainty  in such  countries  could  threaten  to reverse  favorable trends toward market and economic reform,  privatization and removal of trade barriers,  and further  disruptions in Asian  securities  markets could  result.  In  addition,  certain  Asian  countries  have  managed currencies which are maintained at artificial levels relative to the US dollar  rather than at levels  determined  by the market.  This type of system can lead to sudden and large  adjustments in the currency which, in  turn,  may  have  a  disruptive  and  negative  effect  on  foreign investors.  For example, in 1997 the Thai Baht lost 46.75% of its value against the US dollar. A number of Asian companies are highly dependent on foreign loans for their operation.  In 1997, several Asian countries were forced to negotiate loans from the International Monetary Fund and other  supranational  organizations  which impose strict repayment term schedules and require significant economic and financial restructuring.
         There can be no  assurance  that such  restructurings  will not have an adverse effect on individual companies, or securities markets, in which the Fund is invested.

         Emerging Markets

         An  emerging  market  is  commonly  defined  as  one  that  experienced comparatively  little  industrialization  or that has a relatively  new stock market and a low level of quoted market capitalization.

         Investments in securities of issuers in emerging markets  countries may involve a high degree of risk and many may be  considered  speculative.
         Investments  in  developing  and  emerging  markets  may be  subject to potentially  greater risks than those of other foreign  issuers.  These risks  include:  (i) the small  current  size of the  markets  for such securities  and  the  low  volume  of  trading,  which  result  in less liquidity  and in  greater  price  volatility;  (ii)  certain  national policies  which  may  restrict  the  Fund's  investment  opportunities, including  restrictions  on investment in issuers or industries  deemed sensitive  to national  interests;  (iii)  foreign  taxation;  (iv) the absence,  until  recently,  of a  capital  market  structure  or market oriented economy as well as issuers without a long period of successful
         operations;   (v)  the  possibility  that  recent  favorable   economic
         developments  may be slowed or reversed by  unanticipated  political or social events in such  countries or their  neighboring  countries;  and
         (vi)   greater   risks   of   expropriation,   confiscatory   taxation,
         nationalization, and less social, political and economic stability.

         The risks  involved in making  investments  in securities of issuers in emerging markets have been  underscored by recent events.  For example, issuers  in the  Asia  region  have  experienced  currency  volatility, political  instability  and economic  declines in recent years.  In the past,  Russia  declared  a  moratorium  on  repayment  of its own debt,
         substantially    devalued    its    currency    and    suspended    the
         government-sponsored foreign exchange market for its currency.

                                       23

         In addition to  brokerage  commissions,  custodial  services  and other costs  relating to  investment in emerging  markets are generally  more expensive than in the United  States.  Some markets have been unable to keep pace with the volume of  securities  transactions,  making it more difficult to conduct such  transactions.  The  inability of the Fund to make intended  securities  purchases due to settlement  problems  could cause the Fund to miss attractive investment  opportunities.  Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to  subsequent  declines  in the value of the security  or,  if the  Fund has  entered  into a  contract  to sell the security, could result in possible liability to the purchaser.

         Currency

         The Advisors attempt to manage currency risk by limiting the amount the
         Fund  invests  in  securities  denominated  in a  particular  currency.
         However, this type of diversification will not protect the Fund against a general  increase  in the value of the US  dollar  relative  to other currencies.

         Liquidity

         OTC  derivative  contracts are  considered to be illiquid and generally carry greater liquidity risk than exchange-traded contracts.

         Leverage

         Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an  investment  magnify the Fund's risk of loss and potential for gain.
         Leverage  risk may exist when the Fund  purchases  securities  while it also has borrowed money.

         Interest Rates

         Interest  rate risks apply to the Fund only to the extent it invests in fixed income  securities.  Prices of fixed income  securities  rise and fall in  response  to  changes  in the  interest  rate paid by  similar securities. Potential or anticipated changes in interest rates also may affect the value of fixed income securities.  Generally,  when interest rates rise,  prices of fixed income  securities fall.  However,  market factors, such as the demand for particular fixed income securities, may cause the price of certain  fixed income  securities  to fall while the prices of other securities rise or remain unchanged.

         Interest  rate  changes  have a  greater  effect  on the price of fixed income  securities with longer  durations.  Duration measures the price sensitivity of a fixed income security to changes in interest rates.

         Credit

         Credit  risk  is the  possibility  that an  issuer  will  default  on a security by failing to pay interest or principal when due. If an issuer defaults,  the Fund will lose money. Credit risk is only a risk for the
         Fund if it  invests  in fixed  income  securities  or  chooses  to lend securities.

         Many fixed income securities  receive credit ratings from services such as S&P and Moody's.  These  services  assign  ratings to  securities by assessing  the  likelihood  of issuer  default.  Lower  credit  ratings correspond  to higher  credit  risk.  If a security  has not received a
         rating,   the  Fund  must  rely  entirely  upon  the  Advisors'  credit assessment.

         Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security  and the yield of a US  Treasury  security  with a  comparable maturity (the spread)  measures the additional  interest paid for risk.
         Spreads may  increase  generally  in  response  to adverse  economic or market  conditions.  A  security's  spread  may  also  increase  if the security's  rating is lowered,  or the security is perceived to have an increased  credit risk.  An increase in the spread will cause the price of the security to decline.

                                       24

         Credit risk  includes  the  possibility  that a party to a  transaction involving the Fund will fail to meet its obligations.  This could cause the Fund to lose the  benefit of the  transaction  or prevent  the Fund from selling or buying other  securities to implement their  investment strategies.

         Risks Associated with Futures, Options and Warrants

         The  successful  use of futures,  options and  warrants  depends on the ability of the  Advisors to predict the  direction of the market or, in the  case of  hedging  transactions,  the  correlation  between  market movements  and  movements  in the value of the  Fund's  assets,  and is subject to various  additional  risks.  The  investment  techniques and skills required to use futures,  options and warrants  successfully are
         different  from  those   required  to  select  equity   securities  for
         investment.  The  correlation  between  movements  in the  price of the futures contract,  option or warrant and the price of the securities or financial  instruments  being  hedged  is  imperfect  and the risk from imperfect correlation  increases,  with respect to stock index futures, options  and  warrants,  as the  composition  of the  Fund's  portfolio diverges from the composition of the index  underlying such stock index futures,  options  or  warrants.  If  the  Fund  has  hedged  portfolio securities by purchasing put options or selling futures contracts,  the
         Fund could suffer a loss which is only  partially  offset or not offset at all by an increase in the value of the Fund's securities.  As noted, the Fund may also enter into transactions in future contracts,  options and  warrants for other than hedging  purposes  (subject to  applicable law), which involve greater risk. In particular,  in entering into such transactions,  the Fund may  experience  losses which are not offset by gains on other portfolio positions,  thereby reducing its gross income.
         In addition, the markets for such instruments may be volatile from time to time, which could increase the risk incurred by the Fund in entering into such transactions.  The ability of the Fund to close out a future, option or warrant position depends on a liquid secondary market.

         As noted above, the Fund intends to adhere to certain policies relating to the use of  futures  contracts,  which  should  have the  effect  of limiting the amount of leverage by the Fund.

         Although  foreign  currency  exchange   transactions  are  intended  to
         minimize  the risk of loss due to a decline  in the value of the hedged currency,  at the same time they limit any potential gain that might be realized should the value of the hedged currency increase.  The precise matching  of  the  forward  contract  amounts  and  the  value  of  the securities  involved will not generally be possible  because the future value  of such  securities  in  foreign  currencies  will  change  as a consequence of market movements in the value of such securities between the date the forward  contract is entered into and the date it matures.
         The  projection  of currency  market  movements is  difficult,  and the successful execution of a hedging strategy is highly uncertain.

         Correlation of Price Changes

         Because there are a limited number of types of exchange-traded  options and futures contracts,  it is likely that the standardized  options and futures  contracts  available  will not match  the  Fund's  current  or anticipated  investments  exactly.  The Fund may invest in options  and
         futures   contracts  based  on  securities   with  different   issuers,
         maturities,  or other  characteristics  from the securities in which it typically  invests,  which  involves a risk that the options or futures
         position   will  not  track  the   performance   of  the  Fund's  other
         investments.

         Options and futures  contracts  prices can also diverge from the prices of their  underlying  instruments,  even if the underlying  instruments match the Fund's investments well. Options and futures contracts prices are  affected  by such  factors as current and  anticipated  short term interest rates, changes in volatility of the underlying instrument, and the time  remaining  until  expiration of the  contract,  which may not affect securities prices the same way.  Imperfect  correlation may also result  from  differing  levels of demand in the  options  and  futures markets and the securities markets, from structural  differences in how options and futures and  securities are traded,  or from  imposition of daily price fluctuation  limits or trading halts. The Fund may purchase or sell  options and futures  contracts  with a greater or lesser value than the  securities it wishes to hedge or intends to purchase in order to attempt to compensate  for  differences  in  volatility  between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures  positions are poorly correlated with its other investments, the positions may fail to produce  anticipated  gains or result in losses  that are not offset by gains in other investments.

                                       25

Other Investments and Investment Practices

         When-Issued and Delayed Delivery Securities

         The Fund may purchase  securities on a when-issued or delayed  delivery basis.  Delivery of and payment for these  securities  can take place a month or more after the date of the  purchase  commitment.  The payment obligation  and the interest rate that will be received on  when-issued and delayed-delivery  securities are fixed at the time the buyer enters into the  commitment.  Due to  fluctuations  in the value of securities purchased  or sold on a  when-issued  or  delayed-delivery  basis,  the yields  obtained  on such  securities  may be higher or lower  than the yields  available in the market on the dates when the  investments  are actually  delivered to the buyers.  When-issued  securities may include securities  purchased on a "when, as and if issued" basis,  under which the issuance of the security  depends on the occurrence of a subsequent event, such as approval of a merger,  corporate  reorganization or debt restructuring.  The  value of such  securities  is  subject  to  market
         fluctuation   during  this  period  and  no  interest  or  income,   as
         applicable, accrues to the Fund until settlement takes place.

         At the time the Fund makes the  commitment to purchase  securities on a when-issued or delayed  delivery basis, it will record the transaction, reflect the value each day of such  securities in  determining  its net asset value and, if applicable, calculate the maturity for the purposes of  average  maturity  from that  date.  At the time of  settlement,  a when-issued  security may be valued at less than the purchase price. To facilitate such acquisitions,  the Fund identifies on its books cash or liquid assets in an amount at least equal to such  commitments.  It may be  expected  that the Fund's net assets  will  fluctuate  to a greater degree when it sets aside  portfolio  securities to cover such purchase commitments  than when it sets aside cash.  On delivery  dates for such transactions,  the Fund will meet its  obligations  from  maturities or sales of the segregated  securities  and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its  acquisition,  it could,  as with the  disposition  of any other portfolio  obligation,  incur a gain or loss due to market fluctuation.
         It is the  current  policy  of the Fund not to enter  into  when-issued commitments  exceeding in the  aggregate 15% of the market value of the
         Fund's  total  assets,  less  liabilities  other  than the  obligations
         created  by   when-issued   commitments.   When  the  Fund  engages  in
         when-issued or  delayed-delivery  transactions,  it relies on the other party to  consummate  the  trade.  Failure  of the  seller to do so may result in the Fund's  incurring  a loss or missing  an  opportunity  to obtain a price considered to be advantageous.

         Repurchase Agreements

         Repurchase  agreements may be entered into only with a "primary dealer"
         (as   designated  by  the  Federal   Reserve  Bank)  in  US  government
         securities.  This is an agreement in which the seller (the "Lender") of a security  agrees to  repurchase  from the Fund the security sold at a mutually  agreed  upon  time and  price.  As such,  it is viewed as the lending of money to the Lender.  The resale price normally is in excess of the purchase  price,  reflecting an agreed upon interest  rate.  The rate is  effective  for the  period of time that the assets of the Fund are  invested in the  agreement.  The rate is not related to the coupon rate  on the  underlying  security.  The  period  of  these  repurchase agreements is usually short, from overnight to one week, and at no time are  assets  of the Fund  invested  in a  repurchase  agreement  with a maturity  of more than one year.  The  securities  which are subject to repurchase  agreements,  however,  may have maturity dates in excess of one year from the effective date of the repurchase agreement.  The Fund always receives as collateral securities which are issued or guaranteed by the US government, its agencies or instrumentalities.  Collateral is

                                       26

         marked  to  market  daily  and has a  market  value  including  accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest.  Payment for such  securities  is made for the Fund only upon  physical  delivery or evidence  of  book-entry  transfer  to the  account of IBT,  the Fund's
         Custodian.  If the Lender defaults,  the Fund might incur a loss if the value of the collateral securing the repurchase  agreement declines and might  incur  disposition  costs in  connection  with  liquidating  the collateral.  In addition, if bankruptcy  proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the
         Fund may be delayed or limited in certain  circumstances.  A repurchase agreement with more than seven days to maturity may not be entered into if,  as a result,  more  than 15% of the  Fund's  net  assets  would be invested in such repurchase  agreement together with any other illiquid securities.

         Reverse Repurchase Agreements

         Reverse repurchase  agreements may be entered into only with a "primary dealer" (as  designated  by the Federal  Reserve Bank) in US government securities. This is an agreement in which the Fund agrees to repurchase securities  sold by it at a mutually  agreed  upon time and  price.  As such, it is viewed as the borrowing of money for the Fund.  Proceeds of borrowings  under reverse  repurchase  agreements  are invested for the
         Fund.  If interest  rates rise during the term of a reverse  repurchase agreement  utilized for  leverage,  the value of the  securities  to be repurchased  for the Fund as well as the value of securities  purchased with the  proceeds  will  decline.  Proceeds  of a  reverse  repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement is not entered into for the Fund if, as a result,  more than one-third  (i.e.,
         33  1/3%)  of  the  market  value  of the  Fund's  total  assets,  less liabilities  other than the obligations  created by reverse  repurchase agreements,  is engaged in reverse repurchase agreements.  In the event that such agreements exceed, in the aggregate, one-third of such market value,  the  amount  of  the  Fund's  obligations  created  by  reverse repurchase  agreements  is reduced  within three days  thereafter  (not including  Sundays and  holidays) or such longer  period as the SEC may prescribe.  A segregated  account with the Custodian is established and maintained  for the Fund with liquid assets in an amount at least equal to  the  Fund's  purchase  obligations  under  its  reverse  repurchase agreements.  Such a segregated  account consists of liquid,  high grade debt securities  marked to market daily,  with additional liquid assets added  when  necessary  to  insure  that at all times the value of such account is equal to the purchase obligations.

         Lending of Portfolio Securities

                                       27

         The fund may lend its investment  securities to approved  institutional borrowers who need to borrow  securities  in order to complete  certain transactions,  such as  covering  short  sales,  avoiding  failures  to deliver securities or completing arbitrage  operations.  By lending its investment securities, the fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the  securities  loaned that might occur during the term of the  loan  would  belong  to the  fund.  The  fund may lend its investment securities so long as the terms, structure and the aggregate amount  of such  loans  are not  inconsistent  with the 1940 Act or the rules and regulations or interpretations  of the SEC thereunder,  which currently  require that (a) the borrower  pledge and maintain  with the fund  collateral  consisting  of liquid,  unencumbered  assets having a value at all times  not less  than 100% of the value of the  securities loaned,  (b) the borrower add to such collateral  whenever the price of the securities  loaned rises (i.e.,  the borrower "marks to the market"
         on a daily basis),  (c) the loan be made subject to  termination by the fund at any time, and (d) the fund receives  reasonable interest on the loan (which may  include  the fund  investing  any cash  collateral  in interest  bearing  short-term  investments),  and  distributions on the loaned securities and any increase in their market value.  There may be risks of delay in recovery of the  securities or even loss of rights in the collateral  should the borrower of the securities fail financially.
         However,  loans will be made only to  borrowers  selected by the fund's delegate after a commercially  reasonable  review of relevant facts and circumstances, including the creditworthiness of the borrower.

         At the  present  time,  the  staff  of the SEC does  not  object  if an investment  company pays reasonable  negotiated fees in connection with loaned  securities,  so long as such  fees are set  forth in a  written
         contract   and   approved  by  the   investment   company's   Board  of
         Trustees/Directors. In addition, voting rights may pass with the loaned securities,  but if a material event occurs  affecting an investment on loan, the loan must be called and the securities voted.  Pursuant to an exemptive  order  granted by the SEC, cash  collateral  received by the fund may be invested in a money  market fund managed by the Advisor (or one of its affiliates).

         Investment Ratings

         The fixed income securities in which the Fund invests must be rated, at the time of  purchase,  investment  grade  (in one of the four  highest rating  categories) by one or more  nationally  recognized  statistical ratings  organization or be of comparable  quality to securities having such ratings.  The Advisors  determine whether a security is investment grade  based upon the credit  ratings  given by one or more  nationally recognized  statistical ratings organization.  For example, S&P assigns ratings to investment  grade  securities (AAA, AA, A, and BBB) based on its  assessment  of the  likelihood  of the  issuer's  inability to pay interest or principal (default) when due on each security. Lower credit ratings  correspond  to  higher  credit  risk.  If a  security  has not received  a  rating,  the Fund must rely  entirely  upon the  Advisors'
         credit  assessment that the security is comparable to investment grade.
         Securities rated BBB have speculative characteristics.

                                       28

         Risk Management

         The Fund may employ non-hedging risk management techniques. Examples of such  strategies  include  synthetically  altering  the duration of the
         Fund's  portfolio  or the  mix of  securities  in  its  portfolio.  For example,  if the Advisors wish to extend maturities in the Fund's fixed income  portfolio in order to take advantage of an anticipated  decline in interest  rates,  but does not wish to purchase the underlying  long term  securities,  they  might  cause  the  Fund  to  purchase  futures contracts on long-term debt securities. Similarly, if the Advisors wish to decrease fixed income  securities or purchase  equities,  they could cause  the  Fund to sell  futures  contracts  on  debt  securities  and purchase  futures  contracts  on a  stock  index.  Because  these  risk management techniques involve leverage, they include the possibility of losses  as well as gains  that  are  greater  than if these  techniques involved the purchase and sale of the securities themselves.

                        INVESTMENT OBJECTIVE AND POLICIES

Unless  specified  to the  contrary,  the Fund's  investment  objective  and its fundamental investment policies cannot be changed unless authorized by the "vote of a majority of its outstanding  voting  securities." The vote of a majority of the  outstanding  securities of the Fund means the lesser of: (i) 67% or more of the Shares  present at a  shareholder  meeting at which the holders of more than
50% of the  Shares  are  present  or  represented  or (ii)  more than 50% of the outstanding Shares of the Fund. The Fund's non-fundamental  investment policies, however, may be changed by the Board without shareholder approval.  Shareholders will be  notified  before  any  material  change  in these  limitations  becomes effective. Whenever the Fund is requested to vote on a change in the fundamental investment  policies,  the Corporation will hold a meeting of Fund  shareholders and will cast its votes as instructed by the Fund's shareholders.

Unless otherwise noted and except with respect to borrowing money, there will be no violation of any investment  restriction if that restriction is complied with at the time the  relevant  action  is taken  even if there is a later  change in market value of an investment,  in net or total assets, in the securities rating of the investment, or any other later change.

Fundamental Investment Policies

Under  normal  circumstances,  the Fund  will  invest  in at least 3  countries, including  the US.  The Fund  invests  primarily  in equity  and  equity-related securities  of  companies  located  in the US and abroad  and  operating  in the biotechnology  industry. The Fund's investment program is subject to a number of investment  restrictions that reflect self-imposed  standards as well as federal and state regulatory limitations.  The investment restrictions recited below are matters of fundamental policy of the Fund and are in addition to those described in the Fund's Prospectus, and may not be changed without the affirmative vote of a majority of outstanding shares. The percentage  limitations contained in these restrictions apply at the time of purchase of securities. The Fund will not:
1.       Purchase any security if, as a result,  25% or more of its total assets would  be  invested  in  securities  of  issuers  in  non-biotechnology companies.  This  limitation  shall not apply to  securities  issued or guaranteed  as to  principal  or  interest  by  the  US  government  or instrumentalities.
2.       Issue  senior  securities,  as defined by the SEC. For purposes of this restriction,  borrowing  money in  accordance  with  paragraph 3 below, making  loans in  accordance  with  paragraph 7 below,  the issuance of
         Shares in multiple classes or series,  the purchase or sale of options, futures  contracts,  forward  commitments,  swaps and  transactions  in repurchase agreements are not deemed to be senior securities.
3.       Borrow  money,  except as a  temporary  measure  for  extraordinary  or emergency  purposes in an amount not  exceeding 33 1/3% of the value of the total assets of the Fund at the time of such borrowing.

                                       29

4.       Underwrite the securities of other issuers,  except to the extent that, in connection  with the disposition of portfolio  securities,  the Fund may be deemed to be an underwriter under the 1933 Act.
5.       Purchase  or sell real  estate  except that the Fund may (i) acquire or lease  office  space  for its own use,  (ii)  invest in  securities  of issuers that invest in real estate or interests  therein,  (iii) invest in  securities  that are secured by real estate or  interests  therein,
         (iv)  purchase and sell  mortgage-related  securities  and (v) hold and sell real estate  acquired by the Fund as a result of the  ownership of securities.
6.       Purchase or sell  commodities or commodity  contracts,  except the Fund may purchase and sell financial futures contracts, options on financial futures  contracts  and  warrants  and may enter into swap and  forward commitment transactions.
7.       Make loans, except that the Fund may (i) lend portfolio securities with a value not exceeding  one-third of the Fund's total assets, (ii) enter into repurchase  agreements,  and (iii) purchase all or a portion of an issue of debt securities  (including privately issued debt securities), bank  loan  participation  interests,  bank  certificates  of  deposit, bankers'  acceptances,  debentures or other securities,  whether or not the purchase is made upon the original issuance of the securities.

Non-Fundamental Investment Policies
8.       Up to 5% of the total  assets of the Fund may be  invested in shares of investment  companies,  provided these shares are offered to the public without  limitation on the number of shares,  the shareholders have the right  to  redeem  their  shares,  and the  investment  companies  have investment policies consistent with those of the Fund. The Fund may not own more than 3% of the  total  outstanding  voting  stock of any other investment company. As a shareholder of another investment company, the
         Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.
9.       Acquire any illiquid  investments,  such as repurchase  agreements with more than seven days to maturity, if as a result thereof, more than 15%
         of the market  value of the Fund's net assets  would be in  investments that are illiquid.

10.      Invest  more than 10% of its net  assets  in  unlisted  securities  and
         Notes.

Up to a total of 10% of the net assets of the Fund may be invested in:
(a)               securities  that are  consistent  with the  Fund's  investment objective  and  policies,  which are not  admitted to official listing on one of the stock  exchanges  or  included on one of the regulated markets;
(b)               interests  in loans  which are  portions  of an  overall  loan granted by a third  party and for which a note has been issued
                  (Notes),  provided  these Notes can be assigned at least twice after purchase by the Fund, and the Note was issued by:
                  o        the Federal Republic of Germany (Germany),  a special
                           purpose  fund of  Germany,  a state of  Germany,  the
                           European Union or a member state of the  Organization
                           for Economic  Cooperation  and  Development  (an OECD
                           Member),
                  o        another  German  domestic  authority,  or a  regional
                           government or local authority of another Member State
                           or another  state  party to the CEEA for which a zero
                           weighting was notified  according to Article 7 of the
                           Council Directive 89/647/EEC of 18 December 1989 on a
                           solvency  ratio  for  credit  institutions  (Official
                           Journal EC No. L386, p. 14),

                                       30

                  o        other  corporate  bodies  or  institutions  organized
                           under  public  law  and  registered  domestically  in
                           Germany or in another  Member State or another  state
                           party to the CEEA,
                  o        other  debtors,  if  guaranteed  as to the payment of
                           interest  and  repayment  of principal by one of  the
                           aforementioned bodies, or
                  o        companies  which  have  issued  securities  which are
                           admitted  to  official  listing  on a German or other
                           foreign stock exchange.

The current  Member  States,  the states party to the CEEA, and OECD Members are listed in Appendix B.
11.  Sell any security  short,  except to the extent  permitted by the 1940 Act.
     Transactions in futures contracts and options shall not constitute  selling securities short.
12.  Purchase  securities  on margin,  but the Fund may  obtain  such short term credits as may be necessary for the clearance of transactions.

Note:In  connection  with the first  non-fundamental  policy,  shares of another securities investment fund managed by the Advisors or by another investment advisor  affiliated  with the  Advisors  through  a  substantial  direct or indirect interest may be purchased,  subject to certain limitations, if the other  investment fund according to its investment  policies is specialized in a  specific  geographic  area or  economic  sector.  The Fund would not, however, pay a sales charge when investing in an investment company managed by the Advisors or their affiliates. In addition, no management or advisory fees  would  be paid by the Fund  with  respect  to its  assets  which  are
     invested  in  investment   companies  managed  by  the  Advisors  or  their
     affiliates.

Securities of Biotechnology Companies

The Fund under normal  market  conditions  invests at least 80% of its assets in equity and equity-related  securities of biotechnology companies.  Biotechnology
companies  are  companies  that  are   principally   engaged  in  the  research,
development, provision and/or manufacture of biotechnological products, services and processes.  The biotechnology  industry currently  includes  pharmaceutical,
biochemical,   medical/surgical,   human   healthcare,   and  agricultural-  and
industrial-oriented  companies.  A  company  is  considered  to be  "principally engaged" in  biotechnology  when at least 50% of its assets are committed to, or at least  50% of its  revenues  or  operating  profits  are  derived  from,  the activities described in the previous sentence. A company will also be considered
"principally engaged" in biotechnology if, in the judgment of the Advisors,  the company has the  potential  to provide  total  return  primarily  as a result of particular  products,  technology,  patents  or  other  market  advantages  in a biotechnology  business  and (a) the company  holds  itself out to the public as being  primarily  engaged in a  biotechnology  business,  and (b) a  substantial percentage of the company's expenses are related to a biotechnology business and these expenses exceed revenues from non-biotechnology businesses.

Because the Fund will focus its  investments in securities of companies that are principally engaged in biotechnology, the value of its shares will be especially affected by factors relating to biotechnology,  resulting in greater  volatility in share  price than may be the case with funds that  invest in a wider range of industries.

Companies engaged in  biotechnology,  drugs and medical devices are affected by, among other things, limited patent duration,  intense competition,  obsolescence brought about by rapid  technological  change and  regulatory  requirements.  In addition,  many  biotechnology  companies are smaller and less seasoned,  suffer from inexperienced management, offer limited product lines (or may not yet offer
products),   and  may  have  persistent  losses  or  erratic  revenue  patterns.
Securities of these smaller companies may have more limited  marketability  and, thus, may be more volatile.  Because small companies  normally have fewer shares outstanding than larger companies,  it may be more difficult for the Fund to buy or sell  significant  amounts of such shares  without an  unfavorable  impact on prevailing prices.  There is also typically less publicly available  information concerning smaller companies than for larger, more established ones.
                                       31

Other biotechnology  companies,  including pharmaceutical  companies,  companies undertaking  research and  development,  and operators of health care facilities and their suppliers,  are subject to government  regulation,  product or service approval  and,  with  respect  to medical  devices,  the  receipt  of  necessary reimbursement  codes,  which  could have a  significant  effect on the price and availability  of such  products  and  services,  and may  adversely  affect  the revenues of these  companies.  These  companies are also  susceptible to product liability claims and competition from  manufacturers and distributors of generic products.  Companies  engaged in the  ownership  or  management  of health  care facilities  receive a  substantial  portion of their  revenues  from federal and state  governments  through  Medicare and Medicaid  payments.  These  sources of revenue are subject to extensive  regulation  and government  appropriations  to fund these  expenditures are under intense scrutiny.  Numerous federal and state legislative  initiatives  are being  considered that seek to control health care costs and,  consequently,  could  affect the  profitability  and stock prices of companies engaged in the biotechnology industry.

Biotechnology companies are generally subject to greater governmental regulation than  other  industries  at both  the  state  and  federal  levels.  Changes  in governmental  policies may have a material  effect on the demand for or costs of certain products and services.  A biotechnology  company must receive government approval before  introducing  new drugs and medical devices or procedures.  This process  may  delay the  introduction  of these  products  and  services  to the marketplace, resulting in increased development costs, delayed cost-recovery and loss of competitive  advantage to the extent that rival companies have developed competing products or procedures, adversely affecting the company's revenues and profitability.  Expansion of facilities  by health care  providers is subject to
"determinations of need" by the appropriate government authorities. This process not only  increases  the time and cost  involved in these  expansions,  but also makes expansion plans uncertain,  limiting the revenue and profitability  growth potential of health care  facilities  operators,  and  negatively  affecting the price of their securities.

Certain  biotechnology  companies  depend on the exclusive rights or patents for the products they develop and distribute.  Patents have a limited  duration and, upon  expiration,  other companies may market  substantially  similar  "generic"
products which have cost less to develop and may cause the original developer of the  product  to lose  market  share  and/or  reduce the price  charged  for the product, resulting in lower profits for the original developer.

Because the products and services of  biotechnology  companies affect the health and well-being of many individuals,  these companies are especially  susceptible to product liability  lawsuits.  The share price of a biotechnology  company can drop dramatically not only as a reaction to an adverse judicial ruling, but also from the adverse publicity accompanying threatened litigation.

                               PORTFOLIO TURNOVER

Although  the Fund  does  not  intend  to  invest  for the  purpose  of  seeking short-term  profits,  securities  in the Fund may be sold  whenever the Advisors believe it is appropriate  to do so in light of the investment  objective of the
Fund without  regard to the length of time a  particular  security may have been held. A 100% annual  turnover  rate would occur,  for example,  if all portfolio securities (excluding short-term  obligations) were replaced once in a period of one year, or if 10% of the portfolio  securities  were replaced ten times in one year.  The rate of  portfolio  turnover  of the Fund may exceed  that of certain other mutual funds with the same investment  objective.  The amount of brokerage commissions and taxes on realized  capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

The  Fund's  annual  portfolio  turnover  rate  (the  lesser of the value of the purchases or sales for the year divided by the average  monthly  market value of the portfolio during the year, excluding US government securities and securities with  maturities  of one year or less) may vary  from  year to year,  as well as within a year, depending on market conditions.

For the fiscal  years  ended  August 31,  2002 and August 31,  2003,  the Fund's portfolio turnover rate was 91% and 104%, respectively.

                                       32

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value  Time").  The Exchange is scheduled to be closed on the following  holidays:  New Year's Day, Dr.  Martin  Luther King,  Jr. Day,
Presidents'  Day,  Good  Friday,  Memorial  Day,  Independence  Day,  Labor Day,
Thanksgiving  and Christmas,  and on the preceding  Friday or subsequent  Monday when one of these  holidays  falls on a Saturday  or Sunday,  respectively.  Net asset  value  per share is  determined  separately  for each  class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.  The per share net asset value may be lower for  certain  classes  of the Fund  because  of higher  expenses  borne by these classes.

An equity  security  is valued at its most  recent  sale  price on the  relevant exchange or  over-the-counter  ("OTC") market as of the Value Time.  Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked  quotation (the  "Calculated  Mean") on such exchange or OTC market as of the Value Time.  If it is not possible to determine the Calculated  Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges  or OTC  markets,  the closing  price  reported by the exchange or OTC market  (which may  sometimes  be  referred  to as the  "official  close" or the
"official  closing  price" or other similar  term) will be  considered  the most recent sale price.  If a security is traded on more than one  exchange,  or upon one or more  exchanges  and in the OTC  market,  quotations  are taken  from the market in which the security is traded most extensively.

Debt securities are valued as follows.  Money market instruments  purchased with an  original or  remaining  maturity  of 60 days or less,  maturing at par,  are valued at amortized  cost.  Other money market  instruments  are valued based on information  obtained from an approved  pricing agent or, if such information is not readily  available,  by using  matrix  pricing  techniques  (formula  driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved  pricing agent (which are intended to reflect the mean between the bid and asked prices), if available,  and otherwise at the mean of the most recent bid and asked quotations or evaluated  prices, as applicable,
based  on   quotations   or  evaluated   prices   obtained   from  one  or  more
broker-dealers.  Privately  placed  debt  securities,  other than Rule 144A debt securities,  initially are valued at cost and  thereafter  based on all relevant factors  including  type  of  security,  size of  holding  and  restrictions  on disposition.  Municipal  debt  securities  are valued at prices  supplied  by an approved  pricing  agent  (which are  intended  to reflect the bid  prices),  if available,  and  otherwise  at the average of the means based on the most recent bid and asked quotations or evaluated  prices obtained from two  broker-dealers.
Other debt  securities  are valued at prices  supplied  by an  approved  pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price,  as applicable,  obtained from one or more  broker-dealers.  If it is not possible to value a particular debt security pursuant to the above methods,  the security  is valued on the  basis of  factors  including  (but not  limited  to)
maturity, coupon,  creditworthiness,  currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments  is valued at its most recent sale price on the  relevant  exchange.
Lacking any sales,  the option contract is valued at the Calculated  Mean. If it is not possible to determine the Calculated  Mean, the option contract is valued at the most recent bid quotation in the case of a purchased  option  contract or the most recent asked  quotation in the case of a written  option  contract,  in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the  broker-dealer  with which it was traded.
Futures contracts (and options thereon) are valued at the most recent settlement price, if available,  on the exchange on which they are traded most extensively.
With the exception of stock index futures,  contracts which trade on the Chicago
Mercantile Exchange,  closing settlement times are prior to the close of trading on the New York Stock Exchange.  For stock index futures,  contracts which trade on the Chicago  Mercantile  Exchange,  closing  settlement  prices are  normally available at  approximately  4:20 p.m.  Eastern time. If no settlement  price is available, the last traded price on such exchange will be used.

                                       33

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value  of  these  portfolio  assets  in terms of US  dollars  is  calculated  by converting  the  Local  Currency  into US  dollars  at the  prevailing  currency exchange rate on the valuation date.

If market  quotations  for a portfolio  asset are not readily  available  or the value of a portfolio  asset as  determined  in  accordance  with Board  approved procedures does not represent the fair market value of the portfolio  asset, the value of the portfolio  asset is taken to be an amount which,  in the opinion of the  Fund's  Pricing  Committee  (or,  in  some  cases,  the  Board's  Valuation
Committee),  represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly  reflect the fair market  value of the asset on the  valuation  date,  based on valuation procedures  adopted by the Fund's  Board and  overseen  primarily  by the Fund's
Pricing Committee.

The Fund may enter into  agreements  that allow a third party,  as agent for the
Fund, to accept orders from its customers up until the Fund's close of business.
So long as a third  party  receives  an  order  prior  to the  Fund's  close  of business,  the  order  is  deemed  to  have  been  received  by  the  Fund  and, accordingly,  may receive the net asset value  computed at the close of business that day. These "late day" agreements are intended to permit  investors  placing orders  with  third  parties  to  place  orders  up to the  same  time as  other investors.

                                       34

                             ADVISOR AND SUB-ADVISOR
Investment  Company  Capital  Corporation  ("ICCC")  is  the  Fund's  investment advisor.  ICCC also serves as  investment  advisor to other funds in the Scudder
Investments family of funds. The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG, a major global banking institution. Deutsche Bank AG is one of the  world's  largest  universal  banks.  It is  engaged  in a wide  range of financial services, including retail, private and commercial banking, investment banking and insurance.  Deutsche Bank AG and its affiliates may have  commercial lending relationships with companies whose securities may be held by the Fund.

Effective  September  1, 2003,  Deutsche  Asset  Management  International  GmbH
("DeAM"),  an affiliate of the former  sub-advisor,  is the Fund's  sub-advisor.
DeAMi is an indirect, wholly owned subsidiary of Deutsche Bank AG. The portfolio managers  for the Fund are also  portfolio  managers  for DWS  Investment  GmbH,
Frankfurt.  Prior to September 1, 2003, DWS International  Portfolio  Management
GmbH ("DWS  International") was the Fund's sub-advisor.  The Corporation's Board approved  replacing DWS International  with DeAMi as the Fund's sub-advisor at a
Board meeting held August 21, 2003.

                                       35

Under the Advisory Agreement,  ICCC obtains and evaluates economic,  statistical and financial information to formulate and implement investment policies for the
Fund.  ICCC has  delegated  this  responsibility  to DeAMi,  provided  that ICCC continues  to  supervise  the  performance  of DeAMi and  report  thereon to the
Corporation's  Board of Directors.  Any investment program undertaken by ICCC or
DeAMi will at all times be subject to policies and control of the  Corporation's
Board of  Directors.  Neither  ICCC nor DeAMi shall be liable to the Fund or its shareholders for any act or omission by ICCC or DeAMi or any losses sustained by the Fund or its  shareholders  except in the case of  willful  misfeasance,  bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and
DeAMi to the Fund are not  exclusive  and  ICCC  and  DeAMi  are free to  render similar services to others.

As compensation for its services, ICCC is entitled to receive an annual fee from the Fund, which is computed daily and paid monthly, equal to a percentage of the average daily net assets of the Fund as follows:

                            Global Biotechnology Fund

Average Daily Net Assets                                    Fee
------------------------                                    ---

First $250 million                                          0.85%
Next $250 million                                           0.80%
Portion exceeding $500 million                              0.75%

ICCC, in its capacity as Advisor and  Administrator,  has  contractually  agreed through  December  31, 2004 to reduce its annual fee, if  necessary,  or to make payments to the Fund to the extent that its annual  expenses exceed 1.50% of the
Class A Shares'  average daily net assets,  2.25% of the Class B Shares' average daily net assets and 2.25% of the Class C Shares' average daily net assets.

As compensation for its services to the Fund, DeAMi is entitled to receive a fee from ICCC,  payable from its advisory fee based on the Fund's  average daily net assets.  This fee is  computed  daily  and paid  monthly,  equal to 0.50% of the average  daily  net  assets  of the  Fund.  This  fee is the  same  fee that DWS
International received for its services as sub-advisor. From time to time, DeAMi may voluntarily  waive a portion of its  sub-advisory  fees. For the fiscal year ended August 31, 2003,  the advisory fees for the Fund amounted to $42,301,  all of which was waived. In addition,  under the agreement,  the Advisor  reimbursed additional  expenses of $162,710 for the fiscal year ending August 31, 2003. For the fiscal year ended August 31, 2002,  the advisory  fees for the Fund amounted to $43,196,  all of which was waived.  In  addition,  under the  agreement,  the
Advisor  reimbursed  additional  expenses of $142,377 for the fiscal year ending
August 31, 2002. For the fiscal year ended August 31, 2002, DWS  International's sub-advisory fees aggregated $12,684.  For the period March 30, 2001 (the Fund's inception)  through August  31,2001,  the advisory fees for the Fund amounted to
$20,036 and ICCC paid DWS International sub-advisory fees of $11,815.

                                       36

The Advisory  Agreement  and the  Sub-Advisory  Agreement  will  continue for an initial term of two years, and thereafter, from year to year if such continuance is  specifically  approved  at  least  annually  by the  Corporation's  Board of
Directors,  including a majority of the Independent Directors who have no direct or  indirect  financial  interest  in such  agreements,  with  such  Independent
Directors casting votes in person at a meeting called for such purpose,  or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock").
The Fund or ICCC may terminate the Advisory Agreement on 60 days' written notice without  penalty.  The Advisory  Agreement will terminate  automatically  in the event of assignment (as defined in the 1940 Act). The Sub-Advisory Agreement has similar termination provisions.

All  references to DWS are replaced by  sub-advisor  in the "Code of Ethics" and
"Brokerage Transactions" sections.

The Fund is  managed  by a team of  investment  professionals  who each  play an important role in the Fund's management  process.  Team members work together to develop  investment  strategies and select  securities for the Fund's portfolio.
This team works for the Advisor or its  affiliates  and is  supported by a large
staff  of  economists,   research   analysts,   traders  and  other   investment
specialists.  The Advisors believe its team approach  benefits Fund investors by bringing together many disciplines and leveraging its extensive resources.  Team members with primary  responsibility for management of the Fund, as well as team members who have other ongoing  management  responsibilities  for the Fund,  are identified in the Fund's  prospectus,  as of the date of the Fund's  prospectus.
Composition  of the  team may  change  over  time,  and  Fund  shareholders  and investors will be notified of changes  affecting  individuals  with primary Fund management responsibility.

In approving the continuation of the Advisory  Agreement with ICCC, the Board of
Directors, including the Independent Directors, considered the reasonableness of the  advisory  fee in light of the extent and quality of the  advisory  services provided and any  additional  benefits  received by ICCC and its  affiliates  in connection  with  providing  services to the Fund,  compared the fees charged by
ICCC to those charged by ICCC to its other clients for  comparable  services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses  incurred by ICCC with respect to the Fund.  Specifically, the Board of Directors noted information received at regular meetings throughout the year related to Fund performance and services  rendered by ICCC and benefits
accruing  to  ICCC  and  its  affiliates  from   administrative   and  brokerage
relationships  with  affiliates of ICCC, the Fund's total expenses in comparison to funds  of  comparable  size,  and  other  factors.  The  Board  reviewed  the profitability  to ICCC  and its  affiliates  of their  services  to the Fund and considered  whether  economies of scale in the provision of services to the Fund are passed along to shareholders. The Board reviewed the extent to which ICCC or its  affiliates  were waiving  their fees and/or  reimbursing  Fund expenses and acknowledged  ICCC's agreement to cap fees and expenses until December 31, 2004.
After  requesting and reviewing such information as they deemed  necessary,  the
Board concluded that the continuation of the Advisory  Agreement was in the best interests of the Fund and its  shareholders.  No single  factor  reviewed by the
Board was identified by the Board as the principal factor in determining whether to approve the Advisory  Agreement.  The  Independent  Directors were advised by separate independent legal counsel throughout the process.

In approving the Sub-Advisory Agreement with DeAMi, the Board considered various matters and materials  provided by DeAMi. The Board considered,  primarily,  the benefits to the Fund of retaining a sub-advisor with global investment expertise given the complexity of the domestic and  international  securities  markets and determined  that the  retention  of DeAMi would  enhance  the Fund's  ability to obtain best price and execution on trades in  international  markets.  The Board also  considered  the  particular  expertise  of DeAMi in managing  the types of global investments that the Fund makes, including DeAMi's personnel and research capabilities.  The Board also  evaluated  the extent of the services  offered by
DeAMi as well as its research arrangements with brokers who execute transactions on behalf  of the  Fund.  The Board of  Directors  also  considered  information regarding the performance of other clients of DeAMi with  investment  objectives and policies similar to those of the Fund, and took into account the lack of any anticipated  adverse  impact  to  the  Fund  as a  result  of  the  Sub-Advisory
Agreement,  particularly  that the  compensation  paid to DeAMi would be paid by
ICCC,  not by the Fund,  and  accordingly  that the retention of DeAMi would not increase the fees and expenses  otherwise  incurred by the Fund's  shareholders.
After  requesting and reviewing such information as they deemed  necessary,  the
Board concluded that the Sub-Advisory Agreement was in the best interests of the
Fund and its  shareholders.  The Board noted that the sub-advisory  contract was being  transferred  to  DeAMi  due to an  internal  reorganization  and  that no substantive changes in the management of the Fund and no change in the fees paid by the Fund  would  occur as a result  of the  transfer.  No single  factor  was identified  by the Board as the  principal  factor  in  determining  whether  to approve the Sub-Advisory  Agreement.  The Independent  Directors were advised by separate independent legal counsel throughout this process.

                                       37

                                  ADMINISTRATOR

ICCC serves as Administrator of the Fund. The  Administrative  Services Appendix
to the Master Services Agreement provides that the Administrator,  in return for its fee, will (a) supervise and manage all aspects of the Fund's operations; (b)
provide the Fund with such executive,  administrative,  clerical and bookkeeping services as are deemed advisable by the  Corporation's  Board of Directors;  (c)
provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services  including all items for any offices as are deemed advisable by the Corporation's Board of Directors;  (d) supervise the operations of the Company's  transfer and dividend  disbursing agent; and (e) arrange,  but not pay for, the periodic  updating of  prospectuses  and  supplements  thereto, proxy materials,  tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and State Blue Sky authorities.

Under the Administrative Services Appendix to the Master Services Agreement, the
Fund pays ICCC an annual fee based on the Fund's average daily net assets.  This fee is calculated  and accrued  daily and the amounts of the daily  accruals are paid  monthly,  at the  annual  rate of 0.15% of the  Fund's  average  daily net assets.  The  Administrator  may  from  time to  time  waive  a  portion  of its administrative services fee.

For administrative  services for the fiscal year ended August 31, 2003, the Fund paid the  Administrator  $7,482,  all of which was  waived.  For  administrative services  for the  fiscal  year  ended  August  31,  2002,  the  Fund  paid  the
Administrator  $7,622, all of which was waived. For administrative  services for the period March 30, 2001 (the Fund's  inception)  through  August 31, 2001, the
Fund paid the Administrator $4,151.

The  Administrative  Services  Appendix to the Master Services  Agreement may be
terminated  at any time, on waivable  written  notice within 60 days and without any  penalty,  by  vote  of  the  Corporation's  Board  of  Directors  or by the
Administrator.  The  agreement  automatically  terminates  in the  event  of its assignment.

The Administrative  Services Appendix to the Master Services Agreement obligates the Administrator to exercise care and diligence and to act in good faith and to use its best  efforts  within  reasonable  limits  in  performing  the  services provided for under the agreement,  but the  Administrator  is not liable for any act or omission  which does not  constitute  willful  misfeasance,  bad faith or gross negligence on the part of the Administrator.

                             DIRECTORS AND OFFICERS

Officers and Board of Directors of the Corporation

The  overall  business  and affairs of the Fund are  supervised  by its Board of
Directors.  The Board approves all significant  agreements  between the Fund and persons or  companies  furnishing  services  to the Fund,  including  the Fund's agreements with its investment advisor, sub-advisor, administrator, distributor, custodian and transfer agent. The Board of Directors and the executive  officers are  responsible  for exercising the Fund's powers except those reserved for the shareholders  and those assigned to the Advisor and Sub-Advisor or other service providers.  Each Director holds office until he or she resigns,  is removed or a successor is elected and  qualified.  Each Officer is annually  elected to serve until he or she  resigns,  is removed or a successor  has been duly  elected and qualified.

The  following  information  is provided  for each newly  elected  Director  and
Officer of the Fund. The first section of the table lists  information  for each
Director who is not an  "interested  person" of the Fund (as defined in the 1940
Act) (an "Independent Director").  Information for each Non-Independent Director
(an "Interested  Director") follows.  The Interested Directors are considered to be  interested  persons as defined by the 1940 Act  because of their  employment with either the Fund's  advisors  and/or  underwriter or their  affiliates.  The mailing  address for the Directors and Officers with respect to Fund  operations is One South Street, Baltimore, Maryland, 21202.

                                       38

The  following  individuals  hold  the  same  position  with  the  Fund  and the
Corporation.

Independent Directors
Name, Date of Birth,
Position with the                                                                                   Number of Funds
Fund and Length of Time    Business Experience and Directorships                                    in the Fund
Served/\1,2                During the Past 5 Years                                                  Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Richard R. Burt            Chairman, Diligence LLC (international information-collection and               68
2/3/47                     risk-management firm) (September 2002 to present); Chairman, IEP
Director since 1998        Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton
                           Steel Corporation3 (April 1996 to present); Member of the Board,
                           Hollinger International, Inc.3 (publishing) (September 1995 to present),
                           HCL Technologies Limited (information technology) (April 1999 to present),
                           UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present);
                           and Member, Textron Inc.3 International Advisory Council (July 1996 to
                           present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994)
                           and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany
                           (1985-1991); Member of the Board, Homestake Mining3 (mining and exploration)
                           (1998-February 2001), Archer Daniels Midland Company3 (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999 December 2001).
--------------------------------------------------------------------------------------------------------------------
S. Leland Dill             Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix             66
3/28/30                    Euclid Market Neutral Funds (since May 1998) (registered investment
Director since 2002        companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick
                           (June 1956-June 1986); Director, Vintners International Company Inc.
                           (wine vintner) (June 1989-May 1992), Coutts (USA) International (January
                           1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank)
                           (March 1991-March 1999); General Partner, Pemco (investment company)
                           (June 1979-June 1986).
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New           66
7/15/37                    York University (since September 1964); Trustee, CREF (pension fund)
Director since 2002        (since January 2000); Director, Japan Equity Fund, Inc. (since January
                           1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund,
                           Inc. (since January 2000) (registered investment companies). Formerly,
                           Trustee, TIAA (pension fund) (January 1996-January 2000); Director,
                           S. G. Cowen Mutual Funds (January 1985-January 2001).

                                       39

Name, Date of Birth,
Position with the                                                                                   Number of Funds
Fund and Length of Time    Business Experience and Directorships                                    in the Fund
Served/\1,2                During the Past 5 Years                                                  Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman         Private Equity Investor (January 1997 to present); Director, Soundview          66
5/27/37                    Technology Group Inc. (investment banking) (July 1998 to present),
Director since 2002        Corvis Corporation3 (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor)
                           (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director,
                           Circon Corp.3 (medical instruments) (November 1998-January 1999);
                           President and Chief Executive Officer, The National Association of
                           Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997);
                           Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche
                           Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons
                           Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance           66
2/18/46                    Department, The Wharton School, University of Pennsylvania (since July
Director since 2002        1972); Director, Lauder Institute of International Management Studies
                           (since July 2000); Co-Director, Wharton Financial Institutions Center
                           (since July 2000). Formerly, Vice Dean and Director, Wharton
                           Undergraduate Division (July 1995-June 2000).
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate) (since         66
1/31/33                    1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer
Director since 2002        (since 1985) and Trustee of 18 open-end mutual funds managed by Sun
                           Capital Advisers, Inc. (since 1998).
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President  and Chief  Executive  Officer,  The Pew  Charitable Trusts           66
4/10/51                    (charitable  foundation)  (1994 to present);  Executive  Vice
Director since 2000        President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The
                           Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds
                           (registered investment companies) (1997-1999) and Director, The Glenmede
                           Trust Company (investment trust and wealth management) (1994-2002).
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                   66
10/11/35                   consulting) (since November 1988). Formerly, Director, Financial
Director since 2002        Industry Consulting, Wolf & Company (consulting) (1987-1988); President,
                           John Hancock Home Mortgage Corporation (1984-1986); Senior Vice
                           President of Treasury and Financial Services, John Hancock Mutual Life
                           Insurance Company, Inc. (1982-1986).
--------------------------------------------------------------------------------------------------------------------
William N. Searcy          Pension & Savings Trust Officer, Sprint Corporation/\3                          66
9/03/46                    (telecommunications) (since November 1989); Trustee of 22 open-end
Director since 2002        mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).

                                       40

Name, Date of Birth,
Position with the                                                                                   Number of Funds
Fund and Length of Time    Business Experience and Directorships                                    in the Fund
Served/\1,2                During the Past 5 Years                                                  Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth        President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May          69
1/29/40                    1982 to present). Formerly, President and Trustee, Trust for Investment
Director since 1997        Managers (registered investment company) (April 1999-June 2002);

                           President, Investment Company Administration, L.L.C. (January
                           1992*-July 2001); President, Treasurer and Director, First Fund
                           Distributors, Inc. (June 1990-January 2002); Vice President,
                           Professionally Managed Portfolios (May 1991-January 2002) and Advisors
                           Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc.
                           (registered investment company) (June 1994-November 1998).

                            *    Inception date of the corporation which was the
                                 predecessor to the L.L.C.
--------------------------------------------------------------------------------------------------------------------

Interested Director

Name, Date of Birth,
Position with the                                                                                   Number of Funds
Fund and Length of Time    Business Experience and Directorships                                    in the Fund
Served/\1,2                During the Past 5 Years                                                  Complex Overseen
---------------------------------------------------------------------------------------------------------------------
Richard T. Hale/\4         Managing Director, Deutsche Investment Management Americas Inc.                201
7/17/45                    (2003-present); Managing Director, Deutsche Bank Securities Inc.
Chairman and Chief         (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management
Executive Officer since    (1999 to present); Director and President, Investment Company Capital
2003                       Corp. (registered investment advisor) (1996 to present); Director,
                           Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund
                           (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to
                           present) (registered investment companies); Vice President, Deutsche Asset
                           Management, Inc. (2000 to present); formerly, Director, ISI Family of
                           Funds (registered investment company; 4 funds overseen) (1992-1999).
---------------------------------------------------------------------------------------------------------------------

Officers

---------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position with the
Fund and Length of Time    Business Experience and Directorships
Served/\1,2                During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------
Brenda Lyons/\6            Managing Director, Deutsche Asset Management (2002-present)
2/21/63
President since 2003
---------------------------------------------------------------------------------------------------------------------
Richard T. Hale/\4         See information presented under Interested Director.
7/17/45
Chairman and Trustee since
2002 and Chief Executive
Officer since 2003

                                       41

---------------------------------------------------------------------------------------------------------------------
Kenneth Murphy/\5          Vice President, Deutsche Asset Management (September 2000-present); Vice President,
10/13/63                   Scudder Distributors, Inc. (December 2002-present). Formerly, Director, John Hancock
Vice President and         Signature Services (1992-2000).
Anti-Money Laundering
Compliance Officer since
2002
---------------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch           Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global
3/27/54                    Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002);
Vice President since 2003  Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
and Secretary since 2002   Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).
---------------------------------------------------------------------------------------------------------------------
Charles A. Rizzo/\5        Director, Deutsche Asset Management (April 2000 to present); formerly, Vice President and
8/5/57                     Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.)
Treasurer since 2002 and   (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP)
Chief Financial            (1993-1998).
Officer
---------------------------------------------------------------------------------------------------------------------
Salvatore Schiavone/\5     Director, Deutsche Asset Management.
11/03/65
Assistant Treasurer since
2003
---------------------------------------------------------------------------------------------------------------------
Lucinda Stebbins/\5        Director, Deutsche Asset Management.
11/19/45
Assistant Treasurer since
2003
---------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo  Director, Deutsche Asset Management.
1/27/57
Assistant Treasurer
since 2003
---------------------------------------------------------------------------------------------------------------------
John Millette/\5           Director, Deutsche Asset Management.
8/23/62
Assistant Secretary since
2003
---------------------------------------------------------------------------------------------------------------------
Caroline Pearson/\5        Managing Director, Deutsche Asset Management.
4/01/62
Assistant Secretary,
since 2002
---------------------------------------------------------------------------------------------------------------------
Bruce A. Rosenblum         Director, Deutsche Asset Management.
9/14/60
Assistant Secretary
since 2002
---------------------------------------------------------------------------------------------------------------------

1        Unless  otherwise  indicated,  the mailing address of each Director and
         Officer with respect to fund operations is One South Street, Baltimore,
         MD 21202.

2        Length of time served represents the date that each Director or Officer first began serving in that position with Scudder Investors Funds, Inc.
         of which this fund is a series.

3        A publicly held company with securities  registered pursuant to Section
         12 of the Securities Exchange Act of 1934.

                                       42

4        Mr. Hale is a Director who is an "interested person" within the meaning of  Section  2(a)(19)  of the  1940  Act.  Mr.  Hale  is  President  of
         Investment  Company  Capital Corp. and a Managing  Director of Deutsche
         Asset Management,  the US asset management unit of Deutsche Bank AG and its affiliates.

5        Address: Two International Place, Boston, Massachusetts.

6        Ms.  Lyons was elected by the  Trustees as  President  on November  19,
         2003.

Director Ownership in the Fund

                                                                                    Aggregate Dollar Range of
                                                                                Ownership as of December 31, 2002
                                          Dollar Range of Beneficial                 in all Funds Overseen by
Director                                    Ownership in the Fund/\2               Trustee in the Fund Complex
--------                                    ----------------------                 ---------------------------

Independent Directors:
----------------------

Richard R Burt/\1                                      None                         Over $100,000
S. Leland Dill                                         None                         Over $100,000
Martin J. Gruber                                       None                         $10,001-$50,000
Joseph R. Hardiman1                                    None                         Over $100,000
Richard J. Herring                                     None                         $50,001-$100,000
Graham E. Jones                                        None                         Over $100,000
Rebecca W. Rimel/\1                                    None                         Over $100,000
Philip Saunders, Jr.                                   None                         Over $100,000
William N. Searcy                                      None                         $1-$10,000
Robert H. Wadsworth/\1                             $1-$10,000                       Over $100,000

Interested Director
-------------------

Richard T. Hale                                                                     Over $100,000

1        The amount shown  includes  share  equivalents of funds which the board member  is  deemed  to be  invested  pursuant  to the  Fund's  deferred
         compensation   plan.  The  inclusion   therein  of  any  shares  deemed
         beneficially  owned does not  constitute  an  admission  of  beneficial ownership of the shares.

2        Securities  beneficially  owned as defined  under the 1934 Act  include direct and/or  indirect  ownership of securities  where the  director's economic interest is tied to the securities,  employment  ownership and securities  when the  director  can  exert  voting  power  and when the director has authority to sell the  securities.  The dollar ranges are:
         None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

The Corporation does not require  employees,  and none of the executive officers devotes full time to the affairs of the Corporation or receives any compensation from the Fund.

Some of the Directors of the  Corporation  are customers of, and have had normal brokerage  transactions  with,  Deutsche  Bank  Securities  Inc. in the ordinary course of business.  All such  transactions  were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

As of December 2, 2003,  the  Corporation's  Directors  and  Officers as a group owned  less  than 1% of the  Fund's  outstanding  Class A,  Class B, and Class C
Shares.

                                       43

To the best of the Fund's  knowledge,  as of December 2, 2003,  no person  owned beneficially more than 5% of each class of the Fund's outstanding shares, except as noted below.

As of  December  2,  2003,  450,000  shares in the  aggregate,  or 52.81% of the outstanding  shares of Scudder Global  Biotechnology  Fund, Class A were held in the name of DWS Investment GMBH,  Attn:  Reinhold Volk,  Grueneburgweg  113-115,
Frankfurt,  Germany  60323  who may be  deemed  to be  beneficial  owner of such shares.

As of  December  2,  2003,  57,948  shares  in the  aggregate,  or  6.80% of the outstanding  shares of Scudder Global  Biotechnology  Fund, Class A were held in the name of  Scudder  Trust  Company,  FBO Lonza  Biologics,  Inc.  401(k)  Plan
#063078,  Attn: Asset Reconciliation  Dept., P.O. Box 1757, Salem, NH 03079-1143
who may be deemed to be beneficial owner of such shares.

As of  December  2,  2003,  6,742  shares  in the  aggregate,  or  5.96%  of the outstanding  shares of Scudder Global  Biotechnology  Fund, Class A were held in the name of NFSC FBO # 119-240427,  FMT Co. Cust.  IRA  Rollover,  FBO Dennis M.
Meka,  P.O. Box 2,  Stoneham,  ME 04231-0002  who may be deemed to be beneficial owner of such shares.

As of  December  2,  2003,  25,000  shares  in the  aggregate,  or 13.97% of the outstanding  shares of Scudder Global  Biotechnology  Fund, Class B were held in the name of DWS Investment GMBH,  Attn:  Reinhold Volk,  Grueneburgweg  113-115,
Frankfurt,  Germany  60323  who may be  deemed  to be  beneficial  owner of such shares.

As of  December  2,  2003,  25,000  shares  in the  aggregate,  or 22.10% of the outstanding  shares of Scudder Global  Biotechnology  Fund, Class C were held in the name of DWS Investment GMBH,  Attn:  Reinhold Volk,  Grueneburgweg  113-115,
Frankfurt,  Germany  60323  who may be  deemed  to be  beneficial  owner of such shares.

As of  December  2,  2003,  5,736  shares  in the  aggregate,  or  5.07%  of the outstanding  shares of Scudder Global  Biotechnology  Fund, Class C were held in the name of Legg Mason Wood Walker Inc., 367-19633-16, P.O. Box 1476, Baltimore,
MD 21203-1476 who may be deemed to be beneficial owner of such shares.

As of  December  2,  2003,  9,745  shares  in the  aggregate,  or  8.62%  of the outstanding  shares of Scudder Global  Biotechnology  Fund, Class C were held in the name of MLPF&S for the sole benefit of it's  customers,  Attn: Fund Adm. (97
HBO), 4800 Deer Lake Dr. E FL 2,  Jacksonville,  FL 32246-6484 who may be deemed to be beneficial owner of such shares.

Ownership in Securities of the Advisors and Related Companies

As  reported  to the Fund,  the  information  in the  following  table  reflects ownership by the  Independent  Directors and their  immediate  family members of certain  securities as of December 31, 2002. An immediate family member can be a spouse,  children  residing in the same  household  including  step and adoptive children and any dependents. The securities represent ownership in an investment advisor or  principal  underwriter  of the Funds and any  persons  (other than a registered  investment company) directly or indirectly  controlling,  controlled by, or under common control with an investment advisor or principal  underwriter of the Funds (including Deutsche Bank AG).

                                                                                   Value of
                               Owner and                                        Securities on       Percent of
                              Relationship                                       an Aggregate      Class on an
Independent Directors         to Director        Company      Title of Class        Basis        Aggregate Basis
---------------------         -----------        -------      --------------        -----        ---------------

Richard R. Burt                                   None
S. Leland Dill                                    None
Martin J. Gruber                                  None
Joseph R. Hardiman                                None
Richard J. Herring                                None
Graham E. Jones                                   None
Rebecca W. Rimel                                  None
Philip Saunders, Jr.                              None
William N. Searcy                                 None
Robert H. Wadsworth                               None

                                       44

Information Concerning Committees and Meetings of Directors

The Boards of  Directors of the  Corporation  met five times during the calendar year ended  December  31, 2002 and each  Directors  attended at least 75% of the meetings of the Boards and meetings of the committees of the Boards of Directors on which such Director served.

Board Committees. The Corporation's Board currently has the following committee:

Audit Committee:  The Audit Committee  selects the independent  auditors for the
Fund,  confers with the  independent  auditors  regarding  the Fund's  financial statements,  the results of audits and related matters,  and performs such other tasks as it deems  necessary or appropriate.  The Audit  Committee  approves all significant  services  proposed to be performed by the independent  auditors and considers  the  possible  effect of such  services  on their  independence.  The members of the Audit  Committee  are S.  Leland Dill  (Chairman)  and all of the
Non-Interested Directors. The Audit Committee met five times during the calendar year ended December 31, 2002.

Nominating  and  Governance  Committee:  The  primary  responsibilities  of  the
Nominating  and  Governance   Committee,   consisting  of  all  the  Independent
Directors,  are to make  recommendations  to the Board on issues  related to the composition and operation of the Board, and communicate with management on those issues.  The Nominating  and  Governance  Committee also evaluates and nominates
Board member candidates. The Nominating and Governance Committee, which meets as often as deemed  appropriate  by the  Committee,  met one time  during  the last calendar year.

Valuation  Committee:  The  Valuation  Committee  is  authorized  to act for the
Valuation Board of Directors in connection with the valuation of securities held by the Fund in accordance with the Fund's Valuation  Procedures.  Messrs.  Hale,
Saunders and  Wadsworth are members of the Committee  with Messrs.  Burt,  Dill,
Gruber,  Hardiman,  Herring,  Jones,  Searcy and Ms.  Rimel as  alternates.  Two
Directors  are required to  constitute  a quorum for  meetings of the  Valuation
Committee.  The  Valuation  Committee  met four  times  during  the most  recent calendar year.

Additional Committees:  On February 25, 2003, the Board of Directors organized a
Fixed Income, Equity and Operations Committees.  The members of the Fixed Income
Committee are Messrs.  Jones and Searcy and Ms. Rimel. The members of the Equity
Committee are Messrs.  Burt,  Gruber,  Hardiman and Herring.  The members of the
Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income,
Equity and Operations Committees  periodically review the investment performance and operations of the Fund.

                                       45

Remuneration. Officers of the Fund receive no direct remuneration from the Fund.
Officers and  Directors of the Fund who are officers or directors of the Advisor may be considered to have received remuneration indirectly.  As compensation for his or her  services,  each  Non-Interested  Director  of the Fund  receives  an aggregate  annual fee, plus a fee for each Board and Committee  meeting attended
(plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her  attendance at board and committee  meetings)  from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the
Fund  Complex's  Audit and Compliance  Committee  receives an annual fee for his services.  Payment of such fees and expenses is  allocated  among all such funds described above in direct proportion to their relative net assets.

Members of the Board of  Directors  who are  employees  of the Advisors or their affiliates  receive  no direct  compensation  from the Fund,  although  they are compensated as employees of the Advisors,  or their  affiliate,  and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Director from the Fund and the Portfolio Trust and aggregate compensation from the Fund Complex during the calendar year 2002.

                                                                                    Total Compensation Paid to
                                                         Pension or Retirement          Directors from the
                              Compensation from the    Benefits Accrued as Part     Corporation, Trust and the
Name of Director                   Corporation             of Fund Expenses              Fund Complex2,3,4
----------------                   -----------             ----------------              ------------

Richard R. Burt                            $77                    $0                                 $124,500
S. Leland Dill/\1                          $80                    $0                                 $102,250
Martin J. Gruber/\1                        $77                    $0                                 $109,000
Richard T. Hale                             $0                    $0                                       $0
Joseph R. Hardiman                         $77                    $0                                  $96,000
Richard J. Herring/\1                      $77                    $0                                  $99,750
Graham E. Jones/\1                         $77                    $0                                  $80,500
Louis E. Levy                               $0                    $0                                 $158,846
Eugene J. McDonald                          $0                    $0                                  $35,000
Rebecca W. Rimel                           $77                    $0                                  $96,000
Philip Saunders, Jr./\1                    $77                    $0                                  $99,750
William N. Searcy/\1                       $77                    $0                                  $83,500
Carl W. Vogt                                $0                    $0                                 $146,346
James Cunnane                               $0                    $0                                  $17,964/\4
Harry Woolf                                 $0                    $0                                  $28,379/\4
Alonzo Decker                               $0                    $0                                   $4,875/\4
Robert H. Wadsworth                        $77                    $0                                 $126,000

1        Elected Director of the Fund effective July 30, 2002.

2        Of amounts  payable to Ms.  Rimel and  Messrs.  Burt,  Hardiman,  Levy,
         McDonald,  Saunders,  Vogt and Wadsworth,  $88,611,  $29,612,  $52,058,
         $34,547,  $34,547,  $19,468,  $29,612  and  $29,612  respectively,  was deferred pursuant to a deferred compensation plan.

3        During  calendar  year  2002,  the  total  number  of funds in the Fund
         Complex was 201.  During  calendar year 2002, the total number of funds overseen by each  Director  was 84 except for Messrs.  Burt (86 funds),
         Gruber (85 funds),  Hale (198  funds),  Hardiman  (82 funds),  Levy (81 funds),  McDonald  (28 funds),  Semans (28 funds),  Vogt (81 funds) and
         Wadsworth (87 funds).

4        During calendar year 2002, as former  directors,  James Cunnane,  Harry
         Woolf and Alonzo Decker received from certain funds in the Fund Complex
         $17,964  (deferred  compensation),  $28,379  ($19,500  Retirement  Plan
         Payment and $9,057 deferred  compensation) and $4,875  (Retirement Plan
         Payment), respectively.

                                       46

Certain  funds  in the  Fund  Complex,  including  this  Fund,  have  adopted  a
Retirement  Plan for  Directors who are not  employees of the  Corporation,  the
Corporation's  Administrator  or  its  respective  affiliates  (the  "Retirement
Plan").  After  completion  of six years of  service,  each  participant  in the
Retirement Plan will be entitled to receive an annual  retirement  benefit equal to a percentage of the fee earned by the  participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual  benefit of 50% of the fee earned by the  participant in his or her last year of service.  The fee will be paid quarterly,  for life, by each fund for which he or she serves.  The Retirement  Plan is unfunded and unvested.
Such fees are allocated to each of the 25 funds that have adopted the Retirement
Plan based upon the relative net assets of such fund.

Set forth in the table  below are the  estimated  annual  benefits  payable to a participant  upon retirement  assuming various years of service and payment of a percentage  of the fee  earned  by such  participant  in his or her last year of service,  as  described  above.  The  approximate  credited  years of service at
December 31, 2001 were as follows:  for Mr.  McDonald,  9 years; for Mr. Levy, 7 years; for Ms. Rimel and Mr. Vogt, 6 years;  for Mr. Hardiman,  3 years; and for
Mr. Burt and Mr. Wadsworth, 2 years.

        Estimated Annual Benefits Payable By Fund Complex Upon Retirement
        -----------------------------------------------------------------

Years of Service  Chairmen of Audit and Executive Committees  Other Participants
----------------  ------------------------------------------  ------------------

6 years                                     $4,900                       $3,900

7 years                                     $9,800                       $7,800

8 years                                    $14,700                      $11,700

9 years                                    $19,600                      $15,600

10 years or more                           $24,500                      $19,500

Effective February 12, 2001, the Board of Directors of the Corporation,  as well as each fund  participating  in the Retirement  Plan, voted to amend the Plan as part of an overall review of the compensation paid to Directors.  The amendments provided  that no  further  benefits  would  accrue  to any  current  or  future directors and included a one-time  payment of benefits accrued under the Plan to
Directors,  as calculated  based on the  following  actuarial  assumptions:  (1)
retirement benefits at the later of age 65 or 10 years of service based on a 10%
per year of service vesting  schedule;  (2) a 6% interest rate; and (3) rounding all  calculations  to the  next  whole  year as of  January  31,  2001.  At each
Director's  election,  this  one-time  payment  could  be  transferred  into the
Directors' Deferred Compensation Plan, described below.

Any Director who receives fees from the Corporation is permitted to defer 50% to
100% of his or her annual compensation pursuant to a Deferred Compensation Plan.
Messrs. Levy, McDonald, Burt, Wadsworth,  Hardiman, Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement.  Currently,  the deferring Directors may select from among certain funds in the Scudder  Family of Funds in which all or part of their deferral account shall be deemed to be invested.  Distributions from  the  deferring  Directors'  deferral  accounts  will be paid in  cash,  in generally equal quarterly installments over a period of ten years.

                                       47

                                       48

                         DISTRIBUTION AND SERVICES PLANS

Under a distribution plan adopted in accordance with Rule 12b-1 of the 1940 Act,
Class A Shares,  Class B Shares and Class C Shares are subject to a distribution plan ("Distribution Plan"). Under the Distribution Plan, Class A Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.25% of the average  daily net  assets of the Fund  represented  by Class A Shares.  Class B
Shares  and  Class C  Shares  will  pay a fee to the  Distributor  in an  amount computed at an annual rate of 0.75% of the average  daily net assets of the Fund represented  by Class B Shares and Class C Shares.  The  Distributor  uses these fees to finance any activity which is principally intended to result in the sale of Class A Shares,  Class B Shares and Class C Shares of the Fund subject to the
Distribution  Plan.  Because  distribution  fees to be  paid by the  Fund to the
Distributor  may not exceed an annual rate of 0.25% of Class A Shares' and 0.75%
of Class B Shares' and Class C Shares'  average  daily net assets,  it will take the Distributor a number of years to recoup the expenses,  including payments to other dealers,  it has incurred for its sales services and  distribution-related support services  pursuant to the Distribution  Plan. The Distribution Plan is a
compensation-type  plan. As such, the Fund makes no payments to the  Distributor except as described  above.  Therefore,  the Fund does not pay for  unreimbursed expenses of the  Distributor,  including  amounts expended by the Distributor in excess of amounts  received  by it from the Fund,  interest,  carrying  or other
financing   charges  in  connection  with  excess  amounts   expended,   or  the
Distributor's overhead expenses. However, the Distributor may be able to recover such  amounts  or may earn a profit  from  payments  made on  Shares  under  the
Distribution Plan.

In addition,  the Fund has entered into a Service Plan.  Under the Service Plan, the Fund pays Scudder  Distributors,  Inc. for the provision of certain services to the holders of Class B Shares and Class C Shares a fee  computed at an annual rate of 0.25% of the average daily net assets of each such class of shares.  The
services   provided  may  include  personal  services  relating  to  shareholder accounts,  such as answering shareholder inquiries regarding the Fund, providing reports and other information to shareholders and investment professionals,  and services related to the maintenance of shareholder accounts, and other services.
Scudder  Distributors,  Inc.  determines  the  amounts to be paid to  investment professionals,  the  schedules  of such fees and the basis  upon which such fees will be paid.

Furthermore,  with respect to Class A Shares, Class B Shares and Class C Shares,
the  Distributor  may  offer  to pay a fee  from  its own  assets  to  financial institutions as financial  assistance for providing  substantial sales services, distribution related support services, or shareholder services.
As compensation for providing distribution and shareholder services to the Fund, the Fund's distributor received fees in the following amounts:

                                       49

                                     Fiscal Year Ended        Fiscal Year Ended
Fee                                   August 31, 2003           August 31, 2002
---                                   ---------------           ---------------
Distribution Fee (Class A Shares)             $10,443               $11,077
Distribution Fee (Class B Shares)              $3,477                $2,787
Distribution Fee (Class C Shares)              $2,603                $2,097
Shareholder Servicing Fee (Class B Shares)     $1,159                  $929
Shareholder Servicing Fee (Class C Shares)       $868                  $699
Class A Commissions                                $0                $1,154
Class B Contingent Deferred Sales Charge         $745                  $650
Class C Contingent Deferred Sales Charge         $466                   $48

                        PURCHASE AND REDEMPTION OF SHARES

Scudder  Distributors,  Inc.  ("SDI")  serves as the  distributor  of the Fund's shares pursuant to the Distribution  Agreement.  The terms and conditions of the
Distribution  Agreement are exactly the same as the Distribution  Agreement with
ICC  Distributors,  Inc., the former  distributor of the Fund. SDI enters into a
Selling  Group  Agreement  with certain  broker-dealers  (each a  "Participating
Dealer").  If a Participating Dealer previously had agreements in place with SDI and ICC Distributors, Inc., the SDI Agreement will control. If the Participating
Dealer did not have an agreement  with SDI,  then the terms of your assigned ICC
Distributors,  Inc.  agreement  will  remain  in  effect.  These  Selling  Group
Agreements may be terminated by their terms or by the terms of the  Distribution
Agreement, as applicable.  SDI is a wholly owned subsidiary of Deutsche Bank AG.
The address for SDI is 222 South Riverside Plaza, Chicago, IL 60606.

                                       50

Shares of the Fund are  distributed  by SDI.  The Fund offers  three  classes of shares,  Class A, B and C. General  information on how to buy shares of the Fund is set forth in "Buying and Selling Fund shares" in the Fund's  Prospectus.  The following supplements that information.

General Information

Policies and procedures affecting  transactions in Fund shares can be changed at any  time  without  notice,  subject  to  applicable  law.  Transactions  may be contingent  upon proper  completion of application  forms and other documents by shareholders  and their  receipt by the  Fund's  agents.  Transaction  delays in processing (and changing account features) due to circumstances within or beyond the  control  of the Fund and its  agents  may  occur.  Shareholders  (or  their financial  service firms) are responsible for all losses and fees resulting from bad checks,  cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A  distribution  will be  reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders  will be  confirmed  at a price  based on the net asset value of the Fund next determined  after receipt in good order by SDI of the order  accompanied by payment.  However,  orders received by dealers or other financial services firms prior to the  determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's  possession may be sent to the transfer agent for cancellation and book-entry  credit to such  shareholder's  account.  Certain telephone and other
procedures   require   book-entry   holdings.   Shareholders   with  outstanding
certificates bear the risk of loss.

Use of Financial  Services  Firms.  Investment  dealers and other firms  provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments,  and may assess transaction or other fees.
Firms may arrange  with their  clients for other  investment  or  administrative services.  Such firms may independently  establish and charge additional amounts to their  clients for such  services.  Firms also may hold the Fund's  shares in nominee or street  name as agent for and on behalf of their  customers.  In such instances,  the Fund's transfer agent,  Scudder Investments Service Company (the
"Transfer  Agent") will have no information  with respect to or control over the accounts of specific shareholders.  Such shareholders may obtain access to their accounts and information  about their accounts only from their firm.  Certain of these  firms may receive  compensation  from the Fund  through  the  Shareholder
Service Agent for  record-keeping  and other expenses  relating to these nominee accounts.  In  addition,  certain  privileges  with  respect to the purchase and redemption  of shares or the  reinvestment  of  dividends  may not be  available through such firms. Some firms may participate in a program allowing them access
to  their  clients'  accounts  for  servicing  including,   without  limitation,
transfers of registration  and dividend payee changes and may perform  functions
such  as  generation  of  confirmation   statements  and  disbursement  of  cash
dividends.  Such firms,  including  affiliates of SDI, may receive  compensation from the Fund through the Shareholder Service Agent for these services.

Telephone  and  Electronic  Transaction  Procedures.  Shareholders  have various telephone, Internet, wire and other electronic privileges available. The Fund or its  agents may be liable  for any  losses,  expenses  or costs  arising  out of fraudulent or unauthorized  instructions pursuant to these privileges unless the
Fund or its  agents  reasonably  believe,  based  upon  reasonable  verification procedures, that the instructions were genuine.  Verification procedures include recording instructions,  requiring certain identifying information before acting upon instructions and sending written  confirmations.  During periods when it is difficult to contact the  Shareholder  Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50, maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of the Fund's  shares.  Shares  purchased by check or through  QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege  until such Shares have been owned for at least 10 days.  QuickBuy and
QuickSell  cannot  be  used  with  passbook  savings  accounts  or  for  certain tax-deferred plans such as IRAs.

                                       51

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and SDI can establish  investor  accounts in any of the following types of retirement plans:

o    Traditional, Roth and Education IRAs. This includes Savings Incentive Match
     Plan for  Employees  of Small  Employers  ("SIMPLE"),  Simplified  Employee
     Pension Plan ("SEP") IRA accounts and prototype documents.

o    403(b)(7) Custodial  Accounts.  This type of plan is available to employees of most non-profit organizations.

o    Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures  describing these plans as well as model defined benefit plans, target benefit plans,  457 plans,  401(k) plans,  simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request.
Additional fees and transaction policies and procedures may apply to such plans.
Investors  should  consult with their own tax  advisors  before  establishing  a retirement plan.

Purchases

The Fund  reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason.  Also, from time to time, the Fund may  temporarily  suspend the offering of any class of its shares to new investors. During the period of such suspension,  persons who are already shareholders  of such class of the Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax  identification  number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Financial Services Firms' Compensation. Banks and other financial services firms may provide  administrative  services  related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and SDI may pay them a transaction  fee up to the level of the discount or commission  allowable or payable to dealers.

SDI may, from time to time,  pay or allow to firms a 1% commission on the amount of shares of the Fund sold under the  following  conditions:  (i) the  purchased shares are held in a Scudder IRA  account,  (ii) the shares are  purchased  as a direct "roll over" of a distribution  from a qualified  retirement  plan account maintained on a participant  subaccount  record keeping  system  provided by the transfer  agent,  (iii) the  registered  representative  placing  the trade is a
member  of  Executive   Council,  a  group  of  persons  designated  by  SDI  in
acknowledgment  of their  dedication to the employee benefit plan area; and (iv)
the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described herein and the prospectus,
SDI  may  pay  or  allow  additional   discounts,   commissions  or  promotional
incentives,  in the form of cash, to firms that sell shares of the Fund. In some instances,  such amounts may be offered  only to certain  firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or other Funds underwritten by SDI.

SDI may  re-allow  to dealers  up to the full  applicable  Class A sales  charge
during  periods  and  for  transactions   specified  in  such  notice  and  such
re-allowances  may be based upon  attainment  of minimum  sales  levels.  During periods when 90% or more of the sales charge is re-allowed,  such dealers may be deemed to be  underwriters  as that term is defined in the 1933 Act.  SDI may in its discretion  compensate  investment dealers or other financial services firms in connection  with the sale of Class A shares of the Fund at net asset value in accordance  with the Large  Order NAV  Purchase  Privilege  and one of the three following compensation schedules up to the following amounts:

                                       52

         Compensation Schedule #1(1)                   Compensation Schedule # (2)         Compen ation Schedule #3(2
                                                                            As a
                                       As a                            Percentage of                           As a
Amount of                          Percentage of    Amount of Shares     Net Asset        Amount of       Percentage of
Shares Sold                       Net Asset Value         Sold             Value         Shares Sold     Net Asset Value
-----------                       ---------------         ----             -----         -----------     ---------------

$1 million to $5 million               1.00%        Under $15 million      0.75%       Over $15 million   0.25% - 0.50%

Over $5 million to $50 million         0.50%               --               --               --                --

Over $50 million                       0.25%               --               --               --                --

(1)      The  commission  schedule  will be reset on a  calendar  year basis for sales of shares  pursuant to the Large Order NAV Purchase  Privilege to
         employer-sponsored   employee   benefit  plans  using  the  proprietary
         subaccount  record keeping system,  made available through the transfer
         agent.   For  purposes  of  determining  the   appropriate   commission
         percentage  to be applied  to a  particular  sale  under the  foregoing schedule,  SDI will  consider  the  cumulative  amount  invested by the
         purchaser  in  the  Fund  and  other  Funds   listed  under   "Combined
         Purchases,"  including purchases pursuant to the "Combined  Purchases,"
         "Letter of Intent"  and  "Cumulative  Discount"  features  referred  to above.

(2)      Compensation  Schedules  2 and 3 apply to employer  sponsored  employee benefit plans using the OmniPlus  subaccount record keeping system. The
         Compensation  Schedule  will be  determined  based on the  value of the conversion  assets.  Conversion  from  "Compensation  Schedule  #2"  to
         "Compensation  Schedule #3" is not an automatic process.  When a plan's assets grow to exceed $15  million,  the Plan  Sponsor must contact its client  relationship  manager to discuss a conversion  to  Compensation
         Schedule #3.

The privilege of purchasing  Class A shares of the Fund at net asset value under the Large Order NAV  Purchase  Privilege  is not  available if another net asset value purchase privilege also applies.

SDI  compensates  firms  for  sales of  Class B shares  at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. SDI is compensated  by the Fund for services as distributor  and principal  underwriter for Class B shares.  SDI advances to firms the first year  distribution fee at a rate of 0.75% of the purchase price of such shares.  For periods after the first year, SDI currently pays firms for sales of Class C shares of distribution  fee, payable  quarterly,  at an annual  rate of 0.75% of net assets  attributable  to
Class C shares  maintained  and serviced by the firm.  SDI is compensated by the
Fund for services as distributor and principal underwriter for Class C shares.

Class A Purchases. The sales charge scale is applicable to purchases made at one time by any "purchasers" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other  fiduciary of a single trust estate or single  fiduciary  account;  or an organization  exempt from  federal  income  tax under  Section  501(c)(3)  or (13) of the Code;  or a pension,  profit-sharing or other employee benefit plan whether or not qualified under  Section  401 of the Code;  or other  organized  group of persons  whether incorporated  or not,  provided the  organization  has been in existence  for at least six months and has some  purpose  other than the  purchase  of  redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales  charge,  all orders from an  organized  group will have to be placed  through a single  investment  dealer  or other  firm and  identified  as originating from a qualifying purchaser.

The public offering price of Class A shares for purchasers  choosing the initial sales  charge  alternative  is the net asset value plus a sales  charge,  as set forth below.

                                       53

                                           Sales Charge
                                           ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of     As a Percentage of     as a Percentage of
Amount of Purchase                            Offering Price       Net Asset Value*        Offering Price
------------------                            --------------       ---------------         --------------

Less than $50,000                                 5.75%                 6.10%                 5.20%
$50,000 but less than $100,000                    4.50                  4.71                  4.00
$100,000 but less than $250,000                   3.50                  3.63                  3.00
$250,000 but less than $500,000                   2.60                  2.67                  2.25
$500,000 but less than $1 million                 2.00                  2.04                  1.75
$1 million and over                                .00**                 .00**                ***

*        Rounded to the nearest one-hundredth percent.

**       Redemption  of shares  may be subject to a  contingent  deferred  sales charge as discussed below.

***      Commission is payable by SDI as discussed below.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)      a current or former director or trustee of Deutsche or Scudder Funds;

(b)      an  employee,  the  employee's  spouse or life  partner and children or step-children age 21 or younger of Deutsche Bank or its affiliates or a sub-adviser to any fund in the Scudder Investments family of funds or a broker-dealer authorized to sell shares of the Fund;

(c)      registered  representatives  and  employees  of  broker-dealers  having selling group agreements with SDI and officers, directors and employees of  service  agents of the Fund,  for  themselves  or their  spouses or dependent children;

(d)      certain  professionals  who assist in the  promotion  of Scudder  Funds pursuant to personal  services  contracts  with SDI, for  themselves or members  of  their  families.  SDI in  its  discretion  may  compensate financial  services  firms  for  sales  of Class A  shares  under  this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(e)      any trust, pension,  profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(f)      persons who purchase such shares  through bank trust  departments  that process  such  trades  through an  automated,  integrated  mutual  fund clearing program provided by a third party clearing firm;

(g)      persons  who  purchase  shares  of the Fund  through  SDI as part of an
         automated   billing  and  wage  deduction   program   administered   by
         RewardsPlus  of America for the benefit of employees  of  participating employer groups;

(h)      selected employees  (including their spouses and dependent children) of banks and other  financial  services firms that provide  administrative
         services   related  to  order   placement  and  payment  to  facilitate
         transactions  in shares of the Fund for their  clients  pursuant  to an agreement with SDI or one of its  affiliates.  Only those  employees of such banks and other  firms who as part of their usual  duties  provide services related to transactions in Fund shares qualify;

(i)      unit  investment  trusts  sponsored  by Ranson &  Associates,  Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
         Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

                                       54

(j)      through certain  investment  advisors  registered  under the Investment
         Advisers Act of 1940 and other  financial  services firms acting solely
         as  agent  for  their  clients,   that  adhere  to  certain   standards
         established  by SDI,  including a requirement  that such shares be sold for  the  benefit  of  their  clients  participating  in an  investment advisory program or agency commission  program under which such clients pay a fee to  the  investment  advisor  or  other  firm  for  portfolio management  or agency  brokerage  services.  Such  shares  are sold for investment  purposes and on the condition  that they will not be resold except through redemption or repurchase by the Fund;

(k)      (1) employer sponsored employee benefit plans using the Flex subaccount recordkeeping  system ("Flex Plans"),  established  prior to October 1,
         2003, provided that the Flex Plan is a  participant-directed  plan that has not less than 200 eligible  employees;  (2) a  participant-directed
         qualified   retirement  plan  described  in  Code  Section  401(a),   a
         participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section  403(b)(7)  which is not  sponsored by a K-12 school district, provided that the amount invested in Class A shares of the Fund or other Scudder Funds totals at least  $1,000,000,  including purchases  of  Class A shares  pursuant  to the  "Combined  Purchases,"
         "Letter of Intent" and "Cumulative Discount" features referred to below
         (collectively, the "Large Order NAV Purchase Privilege"); or (3) if you
         are  investing $1 million or more,  either as a lump sum or through the
         Large  Order  NAV  Purchase  Privilege  (if no other  net  asset  value purchase privilege applies); and

(l)      in  connection  with the  acquisition  of the  assets  of or  merger or consolidation  with another investment  company,  or to shareholders in connection  with the investment or  reinvestment  of income and capital gain dividends, and under other circumstances deemed appropriate by SDI and consistent with regulatory requirements.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et
al. v. Kemper  Short-Term  Global  Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for  non-individual  class members.  To make a  purchase  at net asset  value  under  this  privilege,  the investor  must,  at the time of  purchase,  submit a  written  request  that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin  Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares  purchased  under  this  privilege.  For  more  details  concerning  this privilege,  class members should refer to the Notice of (1) Proposed  Settlement with Defendants;  and (2) Hearing to Determine Fairness of Proposed  Settlement,
dated  August 31,  1995,  issued in  connection  with the  aforementioned  court proceeding.  For  sales of Fund  shares  at net  asset  value  pursuant  to this privilege,  SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25%
of net assets attributable to such shares maintained and serviced by the firm. A firm  becomes  eligible  for  the  concession  based  upon  assets  in  accounts attributable  to shares  purchased  under this  privilege in the month after the month of purchase and the  concession  continues  until  terminated  by SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value  purchase  privilege  also applies.

Class A  Quantity  Discounts.  An  investor  or the  investor's  dealer or other financial  services  firm  must  notify  the  Shareholder  Service  Agent or SDI whenever  a  quantity  discount  or  reduced  sales  charge is  applicable  to a purchase.

Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable  prospectus,  also apply to the aggregate  amount of purchases of
Class A shares of Scudder  Funds that bear a sales charge made by any  purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by
SDI. The Letter,  which  imposes no  obligation  to purchase or sell  additional
Class A shares, provides for a price adjustment depending upon the actual amount purchased  within  such  period.  The Letter  provides  that the first  purchase following  execution  of the  Letter  must be at least 5% of the  amount  of the intended  purchase,  and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending  completion of the intended purchase.  If the total  investments under the Letter are less than the intended amount and thereby  qualify only for a higher sales charge than  actually  paid, the  appropriate  number of escrowed  shares are redeemed and the proceeds  used toward  satisfaction  of the obligation to pay the increased  sales charge.  The
Letter  for  an  employer-sponsored  employee  benefit  plan  maintained  on the subaccount record keeping system available through the Shareholder Service Agent may have special  provisions  regarding  payment of any  increased  sales charge resulting from a failure to complete the intended  purchase under the Letter.  A shareholder may include the value (at the maximum  offering price) of all shares of such Scudder  Funds held of record as of the initial  purchase date under the
Letter as an "accumulation  credit" toward the completion of the Letter,  but no price adjustment will be made on such shares.

                                       55

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate  applicable to the discount  bracket  attained by adding to the cost of shares being  purchased,  the value of all Class A shares of Scudder  Funds that bear a sales charge  (computed at the maximum  offering price at the time of the purchase for which the discount is applicable) already owned by the investor.

Combined  Purchases.  The  Fund's  Class A  shares  (or the  equivalent)  may be purchased at the rate applicable to the sales charge discount  bracket  attained by combining concurrent  investments in Class A shares of any Scudder Funds that bear a sales charge.

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount
features  described above,  employer  sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder  Service
Agent may include: (a) money market Funds as "Scudder Funds", (b) all classes of shares of any Scudder Fund and (c) the value of any other plan investments, such as  guaranteed  investment  contracts  and employer  stock,  maintained  on such subaccount record keeping system.

Class C  Purchases.  Class C shares  are  offered  at net  asset  value  plus an up-front sales charge of 1.00% of the offering price. Class C shares are subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Fund's currently  effective  prospectus.  The up-front sales charge does not apply to reinvested dividends or distributions.

You may be able to buy Class C shares  without an up-front sales charge when you purchase Class C shares in connection with the following types of  transactions:

o        Additional  purchases of Class C shares made in an existing account and in the same fund(s) by existing  Class C shareowners  as of January 31,
         2003;

o        Exchanges  of Class C shares  made in an  existing  account  by current
         Class C shareowners as of January 31, 2003;

o        Purchases of Class C shares through certain omnibus accounts which have entered into an agreement with the Advisor and/or the Distributor;

o        Purchases of Class C shares through certain retirement plans which have entered into an agreement with the Advisor and/or the Distributor; and

o        Purchases of Class C shares through certain  broker-dealers  which have entered into an agreement with the Advisor and/or the Distributor.

Your financial  representative or Shareholder Services can answer your questions and help you determine if you are eligible for a sales charge waiver.

Multi-Class Suitability.  SDI has established the following procedures regarding the  purchase of Class A, Class B and Class C Shares.  These  procedures  do not reflect  in any way the  suitability  of a  particular  class  of  shares  for a particular  investor  and  should  not be  relied  upon as such.  A  suitability determination  must be made by investors with the assistance of their  financial advisor.  Orders for Class B Shares or Class C Shares for  $500,000 or more will be declined  with the  exception  of orders  received  from  employer  sponsored employee benefit plans using the Flex subaccount recordkeeping system.

                                       56

The  following  provisions  apply to the sale of  Class A,  Class B and  Class C
Shares to Flex Plans.  Class B Shares are not sold to Flex Plans  established on the Flex subaccount recordkeeping system after October 1, 2003. Orders for Class
B Shares or Class C Shares  for Flex  Plans  (not  including  plans  under  Code
Section 403 (b)(7) sponsored by a K-12 school district)  established on the Flex subaccount recordkeeping system prior to October 1, 2002 are invested instead in
Class A Shares at net asset value when the combined  subaccount  value in a Fund or other  Scudder  Funds or other  eligible  assets is in  excess of $5  million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and
"Cumulative  Discount" features described below. Flex Plans established prior to
October 1, 2002 with  eligible  assets of less than $5 million  may  continue to purchase  Class B Shares or Class C Shares  until  October 1,  2005.  Flex Plans set-up on the Flex  subaccount  recordkeeping  system after October 1, 2002 will automatically begin purchasing Class A shares at net asset value once the plan's eligible  assets reach $1 million.  After  October 1, 2005,  all Flex Plans with eligible assets over $1 million must begin purchasing Class A Shares.

Automatic  Investment Plan. A shareholder may purchase  additional shares of the
Fund through an automatic  investment program.  With the Direct Deposit Purchase
Plan ("Direct  Deposit"),  investments are made  automatically  (minimum $50 and maximum $250,000) from the shareholder's  account at a bank, savings and loan or credit union into the shareholder's  Fund account.  Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll  Investment  Plans. A shareholder  may purchase  shares through  Payroll
Direct Deposit or Government  Direct  Deposit.  Under these  programs,  all or a portion of a shareholder's  net pay or government check is invested each payment period.  A shareholder may terminate  participation  in these programs by giving
written  notice  to  the  shareholder's   employer  or  government   agency,  as
appropriate. (A reasonable time to act is required.) The Fund is not responsible for the  efficiency of the employer or  government  agency making the payment or any financial institutions transmitting payments.

Redemptions

The Fund may suspend the right of  redemption  or delay  payment more than seven days (a) during any period  when the  Exchange  is closed  other than  customary weekend  and  holiday  closings  or during  any  period in which  trading on the
Exchange  is  restricted,  (b) during any period when an  emergency  exists as a result  of which  (i)  disposal  of the  Fund's  investments  is not  reasonably practicable,  or (ii) it is not reasonably practicable for the Fund to determine the value of its net  assets,  or (c) for such  other  periods as the SEC may by order permit for the protection of the Fund's shareholders.

A  request  for  repurchase  (confirmed  redemption)  may be  communicated  by a shareholder  through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption  requests  must be  unconditional.  Redemption  requests (and a stock power for certificated  shares) must be duly endorsed by the account holder.  As specified  in  the  prospectus,  signatures  may  need  to  be  guaranteed  by a commercial bank, trust company,  savings and loan  association,  federal savings bank,  member  firm  of  a  national  securities  exchange  or  other  financial institution  permitted by SEC rule.  Additional  documentation  may be required,
particularly  from   institutional  and  fiduciary  account  holders,   such  as
corporations,  custodians  (e.g.,  under the Uniform  Transfers  to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the  redemption  (prior to the  imposition of any  contingent deferred  sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record,  normally a telephone request or a written  request by any one account  holder  without a signature  guarantee is sufficient for  redemptions by individual or joint account  holders,  and trust, executor and guardian account holders  (excluding  custodial  accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account  registration.  Other  institutional  account  holders and  guardian account  holders of  custodial  accounts  for gifts and  transfers to minors may exercise  this special  privilege of  redeeming  shares by telephone  request or written request without  signature  guarantee  subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the  institutional  account  holder or  guardian  account  holder by  written instruction to the Shareholder  Service Agent with signatures  guaranteed.  This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

                                       57

Wires.  Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder  Service
Agent deems it appropriate under then-current market conditions.  The ability to send wires is limited by the business hours and holidays of the firms  involved.
The Fund is not responsible for the efficiency of the federal wire system or the account  holder's  financial  services  firm or  bank.  The  account  holder  is responsible  for any charges  imposed by the account  holder's  firm or bank. To change the  designated  account  to receive  wire  redemption  proceeds,  send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic  Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the  offering  price (net  asset  value  plus,  in the case of Class A shares,  the initial  sales charge) may provide for the payment from the owner's account of any  requested  dollar amount to be paid to the owner or a designated payee monthly,  quarterly,  semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which  shares  subject to CDSCs may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment  approximately  the first of the month.  Investors  using this Plan must reinvest Fund distributions.

The purchase of Class A shares while  participating  in a systematic  withdrawal plan will  ordinarily be  disadvantageous  to the investor  because the investor will be paying a sales  charge on the  purchase  of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid.  Therefore,  the Fund will not knowingly permit additional  investments of less  than  $2,000  if  the  investor  is at the  same  time  making  systematic withdrawals.

Contingent  Deferred Sales Charge (CDSC).  The following example will illustrate the operation of the CDSC.  Assume that an investor  makes a single  purchase of
$10,000 of the Fund's  Class B shares and that 16 months  later the value of the shares has grown by $1,000  through  reinvested  dividends  and by an additional
$1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire  $12,000 in share  value,  the CDSC would be payable only with respect to $10,000  because  neither the $1,000 of reinvested  dividends nor the
$1,000 of share  appreciation  is subject to the charge.  The charge would be at the rate of 3.00%  ($300)  because it was in the second year after the  purchase was made.

The rate of the CDSC is  determined  by the length of the  period of  ownership.
Investments  are tracked on a monthly  basis.  The period of ownership  for this purpose  begins the first day of the month in which the order for the investment is received.  For example, an investment made in March 2004 will be eligible for the second  year's charge if redeemed on or after March 1, 2005. In the event no specific  order is  requested  when  redeeming  shares  subject  to a CDSC,  the redemption will be made first from shares representing  reinvested dividends and then from the earliest purchase of shares.  SDI receives any CDSC directly.  The charge will not be imposed  upon  redemption  of  reinvested  dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)      redemptions  by  a   participant-directed   qualified  retirement  plan
         described in Code Section 401(a), a participant-directed  non-qualified
         deferred   compensation  plan  described  in  Code  Section  457  or  a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)      redemptions  by  employer-sponsored  employee  benefit  plans using the subaccount record keeping system made available through the Shareholder
         Service Agent;

(c)      redemption  of shares of a  shareholder  (including a registered  joint owner) who has died;

                                       58

(d)      redemption  of shares of a  shareholder  (including a registered  joint owner) who after purchase of the shares being redeemed  becomes totally disabled  (as  evidenced  by a  determination  by  the  federal  Social
         Security Administration);

(e)      redemptions under the Fund's Automatic  Withdrawal Plan at a maximum of
         12% per year of the net asset value of the account; and

(f)      redemptions  of  shares  whose  dealer  of  record  at the  time of the investment  notifies  SDI  that the  dealer  waives  the  discretionary commission applicable to such Large Order NAV Purchase.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d) and (e) for Class A shares. In addition, this CDSC will be waived:

(a)      for redemptions made pursuant to any IRA systematic withdrawal based on the  shareholder's  life  expectancy  including,  but not  limited  to,
         substantially   equal  periodic  payments  described  in  Code  Section
         72(t)(2)(A)(iv) prior to age 59 1/2;

(b)      for redemptions to satisfy required minimum  distributions after age 70
         1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Scudder IRA accounts); and

(c)      in connection with the following redemptions of shares held by employer sponsored  employee benefit plans  maintained on the subaccount  record keeping system made available by the Shareholder  Service Agent: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the  conversion  privilege),
         (2) in connection  with  retirement  distributions  (limited at any one time to 12% of the total  value of plan  assets  invested in the Fund),
         (3) in  connection  with  distributions  qualifying  under the hardship
         provisions  of  the  Code  and  (4)  representing   returns  of  excess
         contributions to such plans.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d) and (e) for Class A shares and for the circumstances set forth in items
(a) and (b) for Class B shares. In addition, this CDSC will be waived for:

(a)      redemption  of shares by an employer  sponsored  employee  benefit plan that  offers  funds in addition  to Scudder  Funds and whose  dealer of record has waived the advance of the first year administrative  service and  distribution  fees applicable to such shares and agrees to receive such fees quarterly, and

(b)      redemption  of  shares  purchased  through  a  dealer-sponsored   asset
         allocation  program  maintained  on an  omnibus  record-keeping  system provided  the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind  Redemptions.  The Fund  reserves  the  right to honor any  request  for redemption  or  repurchase  by  making  payment  in whole or in part in  readily marketable  securities in accordance  with applicable  regulatory  requirements.
These  securities will be chosen by the Fund and valued as they are for purposes of computing  the Fund's net asset value.  A shareholder  may incur  transaction expenses in converting these securities to cash.

Exchanges.  Shareholders  may  request a taxable  exchange  of their  shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge,  subject to the provisions  below. For purposes of calculating any
CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money  market  funds that were  acquired  by purchase  (not  including shares acquired by dividend  reinvestment)  are subject to the applicable  sales charge on exchange. Series of Scudder Target Fund are available on exchange only during  the  Offering  Period for such  series as  described  in the  applicable prospectus.  Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash
Account  Trust,  Investors  Municipal  Cash Fund and  Investors  Cash  Trust are
available  on  exchange  but only  through a  financial  services  firm having a services  agreement  with SDI. You may exchange from the following  money market funds into the same class of a Scudder fund,  if available,  at net asset value, subject to the conditions  detailed in each fund's  prospectus:  Cash Management
Fund Investment,  Tax Free Money Fund  Investment,  New York Tax Free Money Fund
Investment,  Treasury Money Fund Investment,  Money Market Fund Investment, Cash
Management Fund  Institutional,  Cash Reserves Fund  Institutional  and Treasury
Money Fund Institutional.

                                       59

Shares of a Scudder Fund with a value in excess of  $1,000,000  (except  Scudder
Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a
Scudder money market fund, may not be exchanged  thereafter until they have been owned for 15 days (the "15-Day Hold Policy").  In addition,  shares of a Scudder
Fund with a value of  $1,000,000  or less (except  Scudder Cash  Reserves  Fund)
acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged  thereafter  until they have been owned for 15 days, if, in the
Advisor's  judgment,  the exchange  activity  may have an adverse  effect on the
Fund.  In  particular,  a pattern of  exchanges  that  coincides  with a "market timing"  strategy may be  disruptive  to the Scudder Fund and  therefore  may be subject to the 15-Day  Hold  Policy.  For  purposes of  determining  whether the
15-Day Hold Policy applies to a particular exchange,  the value of the shares to be  exchanged  shall be  computed  by  aggregating  the  value of  shares  being
exchanged  for  all  accounts  under  common  control,   discretion  or  advice,
including,  without  limitation,  accounts  administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a
Scudder Fund may  authorize the  automatic  exchange of a specified  amount ($50 minimum)  of such  shares for shares of the same class of another  such  Scudder
Fund.  Exchanges will be made  automatically  until the  shareholder or the Fund terminates  the  privilege.  Exchanges  are subject to the terms and  conditions described above.

Multi-Class  Conversions.  For purposes of conversion to Class A shares,  shares purchased  through the  reinvestment of dividends and other  distributions  paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

                          ACCOUNT AND SHARE INFORMATION

Voting Rights

Each share of the Fund shall have equal rights with each other share of the Fund with  respect  to the assets of the  Corporation  pertaining  to the Fund.  Upon liquidation  of the Fund,  shareholders  of each class are entitled to share pro rata in the net assets of the Fund available for distribution to their class.

Shareholders  of the Fund are  entitled to one vote for each full share held and to a fractional vote for fractional  shares.  Shareholders in the Fund generally vote in the  aggregate  and not by  class,  unless  the law  expressly  requires otherwise or the  Directors  determine  that the matter to be voted upon affects only the  interests of  shareholders  of a certain  class of shares.  The voting rights  of  shareholders  are  not  cumulative.  Shares  have no  preemptive  or conversion  rights (other than the  automatic  conversion of Class B Shares into
Class A Shares as  described  in the  prospectus).  Shares  are  fully  paid and non-assessable by the Corporation. It is the intention of the Corporation not to hold meetings of  shareholders  annually.  The Directors of the  Corporation may call meetings of shareholders  for action by shareholder vote as may be required by the 1940 Act or as may be  permitted  by the  Articles  of  Incorporation  or
By-laws.

Directors may be removed by the Board or by shareholders at a special meeting. A special  meeting of  shareholders  will be called by the Board upon the  written request of shareholders  who own at least 10% of the  Corporation's  outstanding shares of all series entitled to vote.

The Corporation's  Articles of Incorporation provide that the presence in person or by proxy of the holders of record of one-third of the shares  outstanding and entitled to vote shall  constitute a quorum at all meetings of  shareholders  of the Fund,  except as  otherwise  required by  applicable  law.  The  Articles of
Incorporation  further provide that all questions shall be decided by a majority of the votes cast at any such  meeting at which a quorum is  present,  except as otherwise required by applicable law.

                                       60

The  Corporation's  Articles of  Incorporation  provide  that, at any meeting of shareholders,  a  financial  intermediary  may vote any  shares as to which that financial  intermediary  is the agent of record  and  which  are  otherwise  not represented in person or by proxy at the meeting,  proportionately in accordance with the votes  cast by  holders  of all  shares  otherwise  represented  at the meeting in person or by proxy as to which  that  financial  intermediary  is the agent of record.  Any  shares so voted by a  financial  intermediary  are deemed represented at the meeting for purposes of quorum requirements.

Shareholders  owning  25% or more of  outstanding  Shares  may be deemed to have control and be able to affect the  outcome of certain  matters  presented  for a vote of shareholders.

Interests  in the Fund have no  preference,  preemptive,  conversion  or similar rights and are fully paid and  non-assessable.  The Fund is not required to hold annual meetings of investors,  but will hold special meetings of investors when, in the judgment of its Directors, it is necessary or desirable to submit matters for an investor  vote.  Each investor is entitled to a vote in proportion to the share of its investment in the Fund.

The Fund is  organized  as  series  of an  open-end  investment  company  and is organized  as a Maryland  corporation.  The Fund  currently  invests  its assets directly in securities.  In the future,  upon approval by a majority vote of the
Board of Directors,  the Fund may be reorganized into a master-feeder structure.
The Fund  would then  become a "feeder  fund"  investing  all of its assets in a
corresponding   "Master   Portfolio."   Should   the   Directors   approve   the
reorganization, the Fund and its Master Portfolio would have the same investment objective.

                           DIVIDEND REINVESTMENT PLAN

The Fund's policy is to distribute to shareholders  substantially all of its net investment  income  in the form of  dividends  and to  distribute  net  realized capital gains at least annually.

Unless you elect otherwise,  all income and capital gain  distributions  will be reinvested  in  additional  Fund  shares  at net asset  value.  You may elect to receive your  distributions  in cash or to have your  distributions  invested in shares of other Scudder funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent,  your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution  will be paid.

                                       61


                                       62


                                       63


                                       64

                                      TAXES

The following is intended to be a general  summary of certain federal income tax consequences  of  investing  in the  Fund.  It is  not  intended  as a  complete discussion  of all such  consequences,  nor  does it  purport  to deal  with all categories of investors.  Investors are therefore  advised to consult with their tax advisors before making an investment in the Fund.

Taxation  of the  Fund.  The Fund  has  elected  to be  treated  as a  regulated investment  company  under  Subchapter M of the Code,  and has qualified as such since its inception.  The Fund intends to continue to so qualify in each taxable year as required  under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated  investment  company,  the
Fund must meet  certain  requirements  regarding  the source of its income,  the diversification  of its assets and the distribution of its income. The Fund must derive at least 90% of its gross income from dividends,  interest, payments with respect  to  certain  securities  loans,  and  gains  from  the  sale of  stock, securities and foreign currencies, or other income (including but not limited to gains from options,  futures,  or forward contracts) derived with respect to its business of investing in such stock,  securities,  or currencies.  The Fund must diversify  its holdings so that, at the end of each quarter of its taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash and  cash  items,  US  government  securities,  securities  of  other  regulated investment companies,  and other securities limited in respect of any one issuer to a value not greater  than 5% of the value of the Fund's  total  assets and to not more than 10% of the outstanding  voting securities of such issuer, and (ii)
not more  than 25% of the  value of its  assets is  invested  in the  securities
(other than those of the US Government or other regulated investment  companies)
of any one issuer or of two or more  issuers  which the fund  controls and which are engaged in the same, similar,  or related trades or businesses.  The Fund is required  to  distribute  to its  shareholders  at least 90% of its  taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term  capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal  income tax at regular  corporate  rates (without any deduction for distributions to its  shareholders),  and all  distributions  from earnings and profits,  including any  distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.
Such  distributions  would be eligible (i) to be treated as  qualified  dividend income  in the  case of  shareholders  taxed  as  individuals  and  (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize  unrealized gains, pay substantial taxes and  interest  and  make  substantial  distributions  before  requalifying  as a regulated investment company that is accorded special tax treatment.

The Fund is subject to a 4%  nondeductible  excise tax on amounts required to be but that are not distributed  under a prescribed  formula.  The formula requires payment to shareholders during a calendar year of distributions  representing at least 98% of the Fund's  taxable  ordinary  income for the calendar  year and at least 98% of the excess of its capital gains over capital losses realized during the one-year  period  ending  October 31 (in most cases) of such year as well as amounts  that were  neither  distributed  nor taxed to the Fund during the prior calendar year.  Although the Fund's  distribution  policies  should enable it to avoid  excise tax  liability,  the Fund may retain  (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

Taxation  of  Distributions  from the Fund.  For  federal  income tax  purposes, distributions  of investment  income are generally  taxable as ordinary  income.
Taxes on  distributions  of capital  gains are  determined  by how long the Fund owned the investments  that generated  them,  rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments  that the Fund  owned for more  than one year and that are  properly designated by the Fund as capital gain dividends ("capital gain dividends") will be taxable as long-term  capital gains.  Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary
income.   For  taxable  years   beginning  on  or  before   December  31,  2008,
distributions  of  investment  income  designated  by the Fund as  derived  from
"qualified  dividend  income" will be taxed in the hands of  individuals  at the rates  applicable to long-term  capital gain,  provided holding period and other requirements are met at both the shareholder and Fund level.

                                       65

Distributions  are taxable to shareholders  even if they are paid from income or gains  earned  by the Fund  before a  shareholder's  investment  (and  thus were included in the price the shareholder  paid).  Distributions are taxable whether shareholders  receive them in cash or reinvest them in additional shares through the reinvestment  privilege. A shareholder whose distributions are reinvested in shares  will be treated as having  received a dividend  equal to the fair market value of the new shares issued to the  shareholder.  Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

Long-term  capital gain rates  applicable to individuals  have been  temporarily reduced -- in general,  to 15% with lower rates applying to taxpayers in the 10%
and 15% rate brackets -- for taxable years  beginning on or before  December 31,
2008.

In order for some portion of the dividends  received by the Fund  shareholder to be  "qualified  dividend  income," the Fund must meet  holding  period and other requirements  with respect to some portion of the dividend  paying stocks in its portfolio and the  shareholder  must meet holding period and other  requirements with respect to the Fund's  shares.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received  with  respect to any share of stock held for fewer than 61 days during the  120-day  period  beginning  on the date which is 60 days before the date on which such share becomes  ex-dividend  with respect to such dividend (or, in the case of certain  preferred stock, 91 days during the 180-day period beginning 90 days  before  such  date),  (2) to the  extent  that the  recipient  is under an obligation  (whether  pursuant  to a short sale or  otherwise)  to make  related payments with respect to positions in substantially similar or related property,
(3) if the recipient  elects to have the dividend  income  treated as investment income for purposes of the limitation on deductibility  of investment  interest, or (4) if the dividend is received  from a foreign  corporation  that is (a) not eligible for the benefits of a  comprehensive  income tax treaty with the United
States  (with  the  exception  of  dividends  paid on  stock  of such a  foreign corporation  readily tradable on an established  securities market in the United
States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder  taxed as an individual  provided the shareholder  meets the holding period and other requirements described above with respect to the Fund's shares.
Only qualified  dividend  income received by the Fund after December 31, 2002 is eligible  for  pass-through  treatment.  If the  aggregate  qualified  dividends received by the Fund during any taxable year are 95% or more of its gross income
(excluding net long-term  capital gain over net short-term  capital loss),  then
100% of the Fund's  dividends  (other  than  dividends  properly  designated  as capital gain  dividends)  will be eligible to be treated as  qualified  dividend income.  For this purpose,  the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Dividends  from domestic  corporations  may comprise a  substantial  part of the
Fund's gross income.  If any such  dividends  constitute a portion of the Fund's gross income, a portion of the income  distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations.  Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction  is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is  eliminated  if either  those  shares  or the  shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day  period  beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. The sale, exchange or redemption of Fund shares may give  rise to a gain or  loss.  In  general,  any gain or loss  realized  upon a taxable  disposition of shares will be treated as long-term capital gain or loss if the  shares  have been held for more than 12 months.  Otherwise,  the gain or loss on the taxable  disposition  of Fund  shares will be treated as  short-term capital gain or loss. However, any loss realized upon the taxable disposition of shares held for six months or less will be treated as a long-term  capital  loss to the extent of any amounts treated as distributions of long-term  capital gain during such six-month period. Furthermore,  any loss from the sale or redemption of shares held six months or less  generally  will be  disallowed  to the extent that tax-exempt interest dividends were paid on such shares. All or a portion of any loss realized upon a taxable  disposition  of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition.

                                       66

Foreign  Taxation.  Foreign  withholding  or other foreign taxes with respect to income  (possibly  including,  in some cases,  capital gains) on certain foreign securities may occur.  These taxes may be reduced or eliminated  under the terms of an applicable US income tax treaty.  As it is not expected that more than 50%
of the value of the Fund's  total assets will  consist of  securities  issued by foreign  corporations,  the  Fund  will  not be  eligible  to  pass  through  to shareholders its proportionate  share of any foreign taxes paid, with the result that  shareholders  will  not be able to  include  in  income,  and  will not be entitled to take any credits or deductions for such foreign taxes.

Passive Foreign Investment Companies.  Equity investments by the Fund in certain
"passive foreign investment  companies"  ("PFICs") could potentially subject the
Fund to a US federal income tax (including  interest  charges) on  distributions received from the company or on proceeds received from the disposition of shares in the company,  which tax cannot be eliminated by making  distributions to Fund shareholders.  However,  the Fund may elect to avoid the imposition of that tax.
For example,  the Fund may elect to treat a PFIC as a "qualified  electing fund"
(a "QEF  election"),  in which case the Fund would be  required  to include  its share of the  company's  income and net capital  gains  annually,  regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's  taxable  year.  Such gains and losses are treated as ordinary  income and loss. The QEF and  mark-to-market  elections may accelerate the  recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections  therefore  may  require  the  Fund  to  liquidate  other  investments
(including  when  it is not  advantageous  to do so) to  meet  its  distribution requirement,  which also may accelerate  the  recognition of gain and affect the
Fund's total return.  Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Other Tax Considerations.  The Fund's use of options, futures contracts, forward contracts (to the extent  permitted)  and certain other  Strategic  Transactions will be subject to special  tax rules  (including  mark-to-market,  constructive sale, straddle,  wash sale, short sale and other rules), the effect of which may be to accelerate  the Fund's  income,  defer losses,  cause  adjustments  in the holding  periods of portfolio  securities,  convert  capital gains into ordinary income and convert  short-term  capital  losses into long-term  capital  losses.
These  rules  could  therefore  affect  the  amount,  timing  and  character  of distributions to investors.

The Fund's  investment  in zero coupon bonds and other debt  obligations  having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Under the backup withholding provisions of the Code, redemption proceeds as well as  distributions  may be subject to federal income tax  withholding for certain shareholders,  including  those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders   of  the  Fund  may  be  subject  to  state  and  local  taxes  on distributions  received from the Fund and on  redemptions  of the Fund's shares.
Any  shareholder  who is not a US Person  (as such term is  defined in the Code)
should  consider the US and foreign tax  consequences  of ownership of shares of the Fund,  including the possibility that such a shareholder may be subject to a flat US  withholding  tax  rate of 30% (or a  potentially  lower  rate  under an applicable income tax treaty) on amounts  constituting  ordinary income received by him or her,  where such  amounts are treated as income from US sources  under the Code.

Capital gains  distributions  may be reduced if Fund capital loss  carryforwards are available.  Any capital loss carryforwards to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

                                       67

All  distributions  by the Fund result in a reduction  in the net asset value of the Fund's  shares.  Should a  distribution  reduce the net asset  value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above,  even though, from an investment standpoint, it may constitute a partial return of capital. In particular,  investors  should be careful to consider  the tax  implications  of buying  shares just prior to a  distribution.  The price of shares  purchased at that time includes the amount of the forthcoming distribution.  Those purchasing just prior to a  distribution  will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Special tax rules apply to  investments  though defined  contribution  plans and other  tax-qualified  plans.  Shareholders  should  consult their tax adviser to determine the  suitability  of shares of the Fund as an investment  through such plans  and  the  precise  effect  of and  investment  on  their  particular  tax situation.

Under recently promulgated Treasury regulations,  if a shareholder  recognizes a loss with respect to the Fund's  shares of $2 million or more for an  individual shareholder or $10 million or more for a corporate shareholder,  the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.
Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement,  but under current guidance,  shareholders of a regulated investment  company are not  excepted.  Future  guidance  may extend the current exception  from  this  reporting  requirement  to  shareholders  of  most or all regulated investment  companies.  The fact that a loss is reportable under these regulations  does not affect the legal  determination  of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                                 CODES OF ETHICS

The Board of Directors of the  Corporation has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Corporation's  Code permits access persons to engage in personal  trading  provided that the access persons comply with the provisions of the Advisors'  Code of Ethics,  as  applicable,  and requires that each of these Codes be  approved by the Board of  Directors.  In  addition,  the
Corporation's  Code contains  reporting  requirements  applicable to Independent
Directors of the Corporation. ICCC has adopted a Code of Ethics pursuant to Rule
17j-1  under  the 1940  Act.  The Code  permits  access  persons  to  invest  in securities  that may be  purchased  or held by the  Corporation  for  their  own accounts, but requires compliance with the Code's preclearance requirements.  In addition, the Code provides for trading "blackout periods" that prohibit trading by access  persons  within  periods of trading by the Fund in the same security, subject to  certain  exceptions.  The Code also  prohibits  short  term  trading profits and personal  investment in initial public offerings.  The Code requires prior approval with respect to purchases of securities in private placements.

The  Sub-Advisor  has adopted a Code of Ethics  pursuant to Rule 17j-1 under the
1940 Act. The Sub-Advisor's Code permits access persons to trade securities that may be  purchased  or held by the Fund  but  prohibits  front-running,  frequent buying and selling,  and purchase of restricted  list  securities  without prior approval.  The  Sub-Advisor's  Code also  requires  prior  approval for personal investments  in initial  public  offerings and prohibits  investments in private placements.

The Codes of the  Corporation,  the Advisor and  Sub-Advisor  are on public file with, and are available from the SEC.

                             BROKERAGE TRANSACTIONS

The  Sub-Advisor is responsible for decisions to buy and sell securities for the
Fund,  for  broker-dealer  selection and for  negotiation  of commission  rates, subject to the  supervision  of ICCC.  Purchases  and sales of  securities  on a securities exchange are effected through  broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between the
Sub-Advisor and the broker-dealers. The Sub-Advisor may direct purchase and sale orders  to any  broker-dealer,  including,  to  the  extent  and  in the  manner permitted by applicable law, its advisory affiliates and SDI.

                                       68

In  over-the-counter  transactions,  orders are placed directly with a principal market maker and such purchases  normally  include a mark up over the bid to the broker-dealer  based on the  spread  between  the bid and  asked  price  for the
security  (although  sometimes  they  may  include   commission-like   charges).
Purchases  from  underwriters  of portfolio  securities  include a commission or concession  paid by the issuer to the  underwriter.  On occasion,  certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which they act as a principal,  except as may be permitted by law.

If affiliates of the Advisors are  participating  in an  underwriting or selling group,  the Fund may not buy  portfolio  securities  from the  group  except  in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

The Sub-Advisor's primary consideration in effecting securities  transactions is to obtain best price and execution of orders on an overall  basis.  As described below, however, the Sub-Advisor may, in its discretion, effect transactions with broker-dealers  that  furnish  statistical,  research  or other  information  or services,  including brokerage services,  which are deemed by the Sub-Advisor to be  beneficial  to the Fund's  investment  program.  Certain  research  services furnished by  broker-dealers  also may be useful to the Sub-Advisor with clients
other  than  the  Fund.  Similarly,   any  research  services  received  by  the
Sub-Advisor through placement of portfolio  transactions of other clients may be of value to the Sub-Advisor in fulfilling its obligations to the Fund.  Although the Sub-Advisor's policies and procedures may not produce mathematical precision in the  allocation  of the costs of these  services  with respect to  individual purchases and sales of securities to each account,  its policies are  reasonably intended  to produce  fairness  over time such that each  account  will bear its proportionate  share of costs to pay for such brokerage or research services and benefits, consistent with the Sub-Advisor's duty to seek best execution and best price obtainable under the circumstances in light of the  Sub-Advisor's  overall responsibilities  for all accounts  under its  management.  In  over-the-counter transactions,  the  Sub-Advisor  generally  will not pay any commission or other
remuneration  for  research   services.   Subject  to  periodic  review  by  the
Corporation's  Board of Directors,  the  Sub-Advisor  is also  authorized to pay broker-dealers  other than  affiliates of the Advisors higher  commissions  than another  broker might have charged on  brokerage  transactions  for the Fund for brokerage or research  services.  The allocation of orders among  broker-dealers and the commission  rates paid by the Fund will be reviewed  periodically by the
Board. The foregoing  policy under which the Fund may pay higher  commissions to certain  broker-dealers  in the case of  agency  transactions  does not apply to transactions effected on a principal basis.

Subject to the above  considerations,  the Board of Directors has authorized the
Fund to effect portfolio transactions through affiliates of the Advisors. At the time of such  authorization,  the Board adopted certain  policies and procedures incorporating  the  standards of Rule 17e-1 under the 1940 Act,  which  requires that the commissions  paid to affiliates of the Advisors must be "reasonable and fair compared to the  commission,  fee or other  remuneration  received or to be received by other brokers in connection with comparable  transactions  involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements  for the review of such  transactions by the Board of Directors and requires ICCC and the Sub-Advisor to furnish reports and to maintain  records in connection with such reviews.

When selecting a broker-dealer to effect portfolio transactions on behalf of the
Fund, the Sub-Advisor may,  provided that it can be done  consistently  with the policy of obtaining the most  favorable net results,  consider the activities of the broker-dealer in selling shares of any Scudder-branded  (funds marketed with the Scudder name),  open-end  investment  company.  The Advisor has informed the
Board of each  Scudder-branded,  open-end  investment company of these practices and has undertaken to provide to the Boards regular  reports about its selection of  broker-dealers to effect portfolio  transactions.  The Advisor believes that these reports are important  because it recognizes that it or its affiliates may derive some benefit from these practices.  The Advisor and its affiliates expect that each of the Funds will  benefit by the  direction of orders of the Funds to
broker-dealers   in  consideration  of  those   broker-dealers'   sales  of  the
Scudder-branded, open-end funds in general.

The Fund is required to  identify  any  securities  of its  "regular  brokers or dealers"  (as such term is defined in the 1940 Act) which the Fund has  acquired during its most recent fiscal year.

                                       69

For the  fiscal  years  ended  August  31,  2001,  2002 and 2003,  the Fund paid aggregate brokerage  commissions of $0, $13,446 and $25,153,  respectively.  The
Fund is required to identify any  securities or its "regular  broker or dealers"
(as such term is defined in the 1940 Act) that the Fund has acquired  during the most  recent  fiscal  year.  As of August  31,  2003,  the Fund did not hold any securities of its regular brokers or dealers.

For the fiscal year ending August 31, 2003:

                             Percentage of          Percentage of         Dollar Amount of      Dollar Amount of
                          Commissions Paid to   Transactions Involving   Commissions Paid to      Transactions
                               Affiliated        Commissions Paid to         Brokers for         Allocated for
Name of Fund                    Brokers           Affiliated Brokers      Research Services    Research Services
------------                    -------           ------------------      -----------------    -----------------

Scudder Global                     0%                     0%                   $25,138            $13,511,526
Biotechnology Fund

Capital Stock

Under the Corporation's Articles of Incorporation, the Corporation is authorized to issue  Shares of common  stock,  par value of $.001 per  share.  The Board of
Directors  may  increase or decrease  the number of  authorized  Shares  without shareholder approval.

The  Corporation's  Articles of Incorporation  provide for the  establishment of separate  series or  separate  classes  of Shares by the  Directors  at any time without shareholder approval.  The Corporation currently offers three series and the  Board has  designated  various  classes  of shares  for each  series.  This
Statement of Additional Information  describes:  Global Biotechnology Fund Class
A, B and C Shares. In the event separate series or classes are established,  all
Shares of the  Corporation,  regardless  of series or class,  would  have  equal rights with respect to voting,  except that with respect to any matter affecting the rights of the holders of a particular  series or class,  the holders of each series or class  would  vote  separately.  Each  such  series  would be  managed separately and  shareholders of each series would have an undivided  interest in the net assets of that series. For tax purposes, each series would be treated as a separate entity. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the  Corporation  (other than 12b-1 and any applicable  service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively would be voted on by the holders of such class.

Shareholders  of the  Corporation  do not have  cumulative  voting  rights,  and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Corporation.  In such event, the remaining  holders cannot elect any members of the Board of Directors of the Corporation.

There are no preemptive,  conversion or exchange rights applicable to any of the
Shares.  The  Corporation's  issued  and  outstanding  Shares are fully paid and non-assessable.  In the event of liquidation or dissolution of the  Corporation, each Share is entitled to its portion of the Corporation's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

                                       70

                CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

Investors  Bank & Trust Company ("IBT Co.") is custodian for the  securities and cash of the Fund's  assets.  For the  period  from  March 31,  2001 (the  Fund's inception) through August 31, 2001, IBT Co. was paid $27,695 as compensation for providing  services to the Fund.  For the fiscal year ended August 31, 2002, the
Fund paid $66,561 to IBT Co. for its services.  For the fiscal year ended August
31, 2003, the Fund paid $66,923 to IBT Co. for its services. Foreign instruments purchased by the Fund are held by various sub-custodial arrangements employed by
IBT Co. Scudder  Investments Service Company ("SISC"),  811 Main Street,  Kansas
City, Missouri  64105-2005,  an affiliate of the Advisor, is the Fund's transfer and dividend disbursing agent. As compensation for providing these services, the
Fund  pays SISC up to $16.66  per  account  per  year,  plus  reimbursement  for out-of-pocket  expenses  incurred in connection  therewith.  For the period from
March 30, 2001 (the Fund's  inception  date) through August 31, 2001,  such fees totaled  $22,671 for the Fund.  For the fiscal year ended August 31,  2002,  the
Fund aggregated  $18,997 in transfer  agency charges.  For the fiscal year ended
August 31, 2003, the Fund aggregated $15,386 in transfer agency charges.

SISC also provides certain accounting  services to the Fund. As compensation for these services,  SISC receives an annual fee,  calculated daily and paid monthly as shown below.

                                                     Incremental Annual
Average Daily Net Assets                               Accounting Fee
------------------------                               --------------

0 - $10,000,000                                        $25,000 (fixed fee)
$10,000,000 - $25,000,000                              0.080%
$25,000,000 - $50,000,000                              0.060%
$50,000,000 - $75,000,000                              0.040%
$75,000,000 - $100,000,000                             0.035%
$100,000,000 - $500,000,000                            0.017%
$500,000,000 - $1,000,000,000                          0.006%
over $1,000,000,000                                    0.002%

For the period  from March 31, 2001 (the Fund's  inception)  through  August 31,
2001, ICCC received accounting fees of $5,893 from the Fund. For the fiscal year ended August 31, 2002, ICCC received accounting fees of $26,365 all of which was waived,  from the Fund.  The amount  charged to the Fund by SISC for  accounting services aggregated $24,766, of which $1,889 is unpaid at August 31, 2003.

In  addition,  the Fund  will  reimburse  SISC for the  following  out-of-pocket expenses  incurred in connection  with SISC's  performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage.

Pursuant to a sub-transfer  agency agreement between SISC and DST Systems,  Inc.
("DST"),  SISC had delegated  certain  transfer agent and dividend  paying agent functions to DST. The costs and  expenses of such  delegation  are born by SISC, not by the fund.

Semi-Annual Reports and Annual Reports

The Fund  furnishes  shareholders  with  semi-annual  reports and annual reports containing  information  about the Fund and its operations,  including a list of investments  held in the Fund's portfolio and financial  statements.  The annual financial statements are audited by the Fund's independent accountants.

                             INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 160 Federal Street, Boston,  Massachusetts serves as independent accountants to the Corporation.

                                       71

Legal Matters

Willkie Farr & Gallagher LLP, 787 Seventh  Avenue,  New York, New York serves as counsel to the Corporation.

                                       72

Proxy Voting Guidelines

The Fund has delegated proxy voting  responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted  consistent with the
Fund's best  economic  interests.  The advisor has adopted its own Proxy  Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this  purpose.  The  Policies  address,  among other  things,  conflicts  of interest that may arise between the interests of the Fund,  and the interests of the advisor and its affiliates,  including the Fund's principal underwriter. The
Guidelines set forth the advisor's general position on various  proposals,  such as:

o        Shareholder  Rights -- The advisor  generally  votes against  proposals that restrict shareholder rights.

o        Corporate  Governance -- The advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o        Anti-Takeover Matters -- The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem  poison  pills,  and votes  "against"  the adoption of poison pills if they are submitted for shareholder  ratification.  The advisor generally votes for fair price proposals.

o        Routine Matters -- The advisor  generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment  companies in accordance with the  recommendations  of an  independent  third-party,  except for  proxies solicited by or with respect to investment companies for which the advisor or an affiliate  serves as investment  advisor or principal  underwriter  ("affiliated investment companies").  The advisor votes affiliated investment company proxies
in  the  same  proportion  as  the  vote  of  the  investment   company's  other
shareholders  (sometimes called "mirror" or "echo" voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

                                       73

Although the  Guidelines  set forth the advisor's  general  voting  positions on various proposals,  the advisor may,  consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The  Guidelines  on a  particular  issue  may or may  not  reflect  the  view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual  practices of  the  public  companies  within  the  Deutsche  Bank  organization  or of the investment  companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The  advisor  may  consider  the views of a portfolio  company's  management  in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances,  votes proxies in accordance with its Guidelines.  If the advisor departs  from  the  Guidelines  with  respect  to a  particular  proxy or if the
Guidelines do not specifically  address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy,  however,  the  advisor's  conflicts  review  committee  will  conduct an investigation to determine whether any potential  conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines  that the advisor has a material  conflict  of  interest,  or certain individuals on the proxy voting committee  should be recused from  participating in a  particular  proxy vote,  it will  inform the proxy  voting  committee.  If notified  that the advisor has a material  conflict,  or fewer than three voting members are eligible to  participate  in the proxy vote,  typically  the advisor will  engage an  independent  third  party to vote the proxy or follow the proxy
voting   recommendations   of  an   independent   third  party.   Under  certain
circumstances,  the advisor  may not be able to vote  proxies or the advisor may find  that the  expected  economic  costs  from  voting  outweigh  the  benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local  restrictions or customs.  The advisor generally does not vote proxies on securities subject to share blocking restrictions.

                              FINANCIAL STATEMENTS

The financial  statements for the Fund for the fiscal year ended August 31, 2003 are  incorporated  herein by reference to the Fund's  Annual Report dated August
31, 2003, which has been filed with the SEC.

                             ADDITIONAL INFORMATION

The CUSIP numbers for each class of the Fund are:

         Class A: 81116R 705

         Class B: 81116R 804

         Class C: 81116R 887

The Fund has a fiscal year ending August 31.

Many of the investment transactions in the Fund will be made at prices different from those  prevailing at the time they may be reflected in a regular  report to shareholders of the Fund. These transactions will reflect  investment  decisions made by the Advisor in light of the Fund's  investment  objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

                                       74

The Fund's prospectus and this Statement of Additional  Information omit certain information contained in the Registration Statement and its amendments which the
Fund has filed with the SEC under the 1933 Act and  reference  is hereby made to the Registration  Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                       75

                                   APPENDIX A

STANDARD & POOR'S

Long-Term Debt Rating Definitions

AAA -- The  highest  rating  assigned  by  Standard  & Poor's.  Capacity  to pay interest and repay principal is extremely strong.

AA -- A very strong  capacity to pay  interest and repay  principal  and differs from the higher-rated issues only in small degree.

A -- A strong  capacity to pay interest and repay  principal  although  somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB --  Regarded  as having  an  adequate  capacity  to pay  interest  and repay principal. Whereas it normally exhibits adequate protection parameters,  adverse economic  conditions  or  changing  circumstances  are more  likely to lead to a weakened  capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- Less near-term  vulnerability  to default than other  speculative  issues.
However,  faces major  ongoing  uncertainties  or exposure to adverse  business, financial,  or economic  conditions  which could lead to inadequate  capacity to meet timely interest and principal payments.  Also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B -- A greater  vulnerability  to default but currently has the capacity to meet interest  payments and principal  repayments.  Adverse business,  financial,  or economic  conditions  will likely impair capacity or willingness to pay interest and repay  principal.  Also used for debt  subordinated  to senior  debt that is assigned an actual or implied BB or BB- rating.

CCC -- A currently  identifiable  vulnerability  to default,  and dependent upon favorable business, financial, and economic conditions to meet timely payment of interest  and  repayment  of  principal.  In  the  event  of  adverse  business, financial,  or  economic  conditions,  not  likely to have the  capacity  to pay interest and repay  principal.  Also used for debt  subordinated  to senior debt that is assigned an actual or implied B or B rating.

CC -- Typically  applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C -- Typically  applied to debt subordinated to senior debt which is assigned an actual or implied  CCC debt  rating.  May be used to cover a  situation  where a bankruptcy petition has been filed, but debt service payments are continued.

Commercial Paper (CP) Ratings

An S&P  commercial  paper rating is a current  assessment  of the  likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 -- Indicates that the degree of safety  regarding  timely payment is strong.
Those issues determined to possess extremely strong safety  characteristics  are denoted with a plus sign (+) designation.

A-2 --  Capacity  for timely  payment on issues is  satisfactory.  However,  the relative degree of safety is not as high as for issues designated A-1.

                                       76

Short-Term Municipal Obligation Ratings

A Standard & Poor's (S&P) note rating reflects the liquidity concerns and market access risks unique to notes.

SP-1 -- Very strong or strong  capacity to pay  principal  and  interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus sign (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

Variable Rate Demand Notes (VRDNS) And Tender Option Bonds (TOBS) Ratings

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a variable rate demand feature.  The first rating (long-term  rating)
addresses  the  likelihood  of repayment of principal and interest when due, and the second rating  (short-term  rating)  describes  the demand  characteristics.
Several  examples  are  AAA/A-1+,  AA/A-1+,  A/A-1.  (The  definitions  for  the long-term and the short-term ratings are provided below.)

MOODY'S INVESTORS SERVICE

Long-Term Bond Rating Definitions

Aaa -- Judged to be of the best quality. Carry the smallest degree of investment risk  and  are  generally  referred  to as gilt  edged.  Interest  payments  are protected  by a large or by an  exceptionally  stable  margin and  principal  is secure. While the various protective elements are likely to change, such changes as can be  visualized  are most  unlikely  to impair  the  fundamentally  strong position of such issues.

Aa -- Judged  to be of high  quality  by all  standards.  Together  with the Aaa group,  comprise what are generally known as high-grade bonds.  Rated lower than the best  bonds  because  margins  of  protection  may not be as large as in Aaa securities or fluctuation of protective  elements may be of greater amplitude or there may be other  elements  present  which  make the  long-term  risks  appear somewhat larger than in Aaa securities.

A -- Possess many  favorable  investment  attributes and are to be considered as
upper-medium-grade  obligations.   Factors  giving  security  to  principal  and
interest are  considered  adequate but elements may be present  which  suggest a susceptibility to impairment sometime in the future.

Baa -- Considered as medium-grade  obligations,  (i.e., neither highly protected nor poorly secured).  Interest  payments and principal  security appear adequate for the  present  but  certain  protective  elements  may be  lacking  or may be characteristically  unreliable  over any great  length of time.  Such bonds lack
outstanding   investment   characteristics   and  in   fact   have   speculative
characteristics as well.

Ba -- Judged to have speculative  elements;  future cannot be considered as well assured.  Often the  protection of interest and  principal  payments may be very moderate  and thereby not well  safeguarded  during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Generally lack  characteristics of the desirable  investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Of poor  standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Represent  obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- The  lowest-rated  class of bonds,  and issues so rated can be  regarded as having extremely poor prospects of ever attaining any real investment standing.

                                       77

Commercial Paper Ratings

P-1 -- A superior capacity for repayment of short-term  promissory  obligations.
Prime-1  repayment   capacity  will  normally  be  evidenced  by  the  following characteristics:  leading market positions in well established industries,  high rates of return on funds employed,  conservative  capitalization  structure with moderate reliance on debt and ample asset  protection,  broad margins in earning
coverage  of  fixed  financial   charges  and  high  internal  cash  generation,
well-established  access to a range of financial  markets and assured sources of alternate liquidity.

P-2 -- A strong  capacity for  repayment of short-term  promissory  obligations.
This will normally be evidenced by many of the characteristics  cited above, but to a lesser degree.  Earnings trends and coverage ratios,  while sound,  will be
more  subject  to  variation.   Capitalization   characteristics,   while  still
appropriate,  may be more  affected  by  external  conditions.  Ample  alternate liquidity is maintained.

Short-Term Municipal Obligation Ratings

Moody's Investor Service  (Moody's)  short-term  ratings are designated  Moody's
Investment  Grade (MIG or VMIG).  (See  below.)  The  purpose of the MIG or VMIG ratings  is to  provide  investors  with a simple  system by which the  relative investment qualities of short-term obligations may be evaluated.

MIG1 -- Best quality.  There is present strong  protection by  established  cash flows,  superior  liquidity  support or  demonstrated  broad based access to the market for refinancing.

MIG2 -- High quality.  Margins of protection  are ample although not so large as in the preceding group.

Variable Rate Demand Notes (VRDNs) And Tender Option Bonds (TOBS) Ratings

Short-term  ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect  such  characteristics  as payment  upon  periodic demand  rather  than  fixed  maturity  dates and  payment  relying  on  external liquidity.  In this case,  two  ratings  are  usually  assigned,  (for  example,
Aaa/VMIG-1);  the  first  representing  an  evaluation  of the  degree  of  risk associated  with  scheduled  principal  and  interest  payments,  and the second representing  an  evaluation  of the degree of risk  associated  with the demand feature.  The VMIG  rating can be assigned a 1 or 2  designation  using the same definitions described above for the MIG rating.

FITCH INC.

Long-Term Debt Rating Definitions

AAA -- Considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds  considered to be investment  grade and of very high credit quality.
The  obligor's  ability to pay  interest  and repay  principal  is very  strong, although not quite as strong as bonds rated AAA.  Because bonds rated in the AAA and AA  categories  are  not  significantly  vulnerable  to  foreseeable  future developments, short-term debt of these issuers is generally rated F-1+.

A -- Considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong,  but may be more vulnerable to adverse changes in economic  conditions and  circumstances than bonds with higher ratings.

BBB -- Considered to be investment grade and of satisfactory credit quality. The obligor's  ability to pay  interest  and repay  principal  is  considered  to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds,  and therefore  impair timely payment.  The  likelihood  that the  ratings  of these  bonds  will  fall  below investment grade is higher than for bonds with higher ratings.

                                       78

BB -- Considered  speculative.  The obligor's  ability to pay interest and repay principal  may be  affected  over time by  adverse  economic  changes.  However, business and financial  alternatives  can be  identified  which could assist the obligor in satisfying its debt service requirements.

B --  Considered  highly  speculative.  While bonds in this class are  currently meeting debt service  requirements,  the probability of continued timely payment of principal and interest  reflects the obligor's  limited  margin of safety and the need for reasonable  business and economic  activity  throughout the life of the issue.

CCC -- Certain identifiable  characteristics which, if not remedied, may lead to default. The ability to meet obligations  requires an advantageous  business and economic environment.

CC -- Minimally protected. Default in payment of interest and/or principal seems probable over time.

C -- Imminent default in payment of interest or principal.

Short-Term Debt Rating Definitions

F-1+ --  Exceptionally  Strong Credit Quality.  Regarded as having the strongest degree of assurance for timely payment.

F-1 -- Very Strong Credit Quality. Reflect an assurance for timely payment, only slightly less in degree than issues rated F-1+.

F-2--  Good  Credit  Quality.  A  satisfactory  degree of  assurance  for timely payment,  but the margin of safety is not as great as for issues  assigned  F-1+
and F-1 ratings.

Commercial Paper Rating Definitions

FITCH-1 -- (Highest Grade) Regarded as having the strongest  degree of assurance for timely payment.

FITCH-2 -- (Very  Good  Grade)  Reflect  an  assurance  of timely  payment  only slightly less in degree than the strongest issues.

Long-Term Debt Ratings

NR -- Indicates  that both the bonds and the obligor or credit  enhancer are not currently  rated by S&P or  Moody's  with  respect to  short-term  indebtedness.
However,  management  considers  them to be of comparable  quality to securities rated A-1 or P-1.

NR(1) -- Other outstanding debt rated AAA by S&P or Aaa by Moody's.

NR(2) -- Other outstanding debt rated AA by S&P or Aa by Moody's.

NR(3) -- Other outstanding debt rated A by S&P or Moody's.

Other Considerations

Among the factors  considered by Moody's in assigning  bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer;
(ii) economic evaluation of the issuer's industry or industries and an appraisal of  speculative-type  risks  which  may be  inherent  in  certain  areas;  (iii)
evaluation  of the  issuer's  products in relation to  competition  and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of  earnings  over a period of 10 years;  (vii)  financial  strength of a parent
company  and  the  relationships   which  exist  with  the  issuer;  and  (viii)
recognition by management of obligations  which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                       79

        Among  the  factors  considered  by  S&P in  assigning  bond,  note  and commercial  paper ratings are the  following:  (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the  issuer's  industry,  (iii) the  issuer's  relative  strength and position  within the  industry and (iv) the  reliability  and quality of management.

                                       80

                                   APPENDIX B

Member States of the European Union

Austria,  Belgium,  Denmark,  Finland,  France, Germany, Greece, Ireland, Italy,
Luxembourg, Netherlands, Portugal, Spain, Sweden, United Kingdom

Organization for Economic Cooperation and Development Members

Australia,  Austria, Belgium, Canada, Czech Republic,  Denmark, Finland, France,
Germany,  Greece, Hungary,  Iceland,  Ireland, Italy, Japan, Korea,  Luxembourg,
Mexico,  Netherlands,  New Zealand,  Norway,  Poland,  Portugal,  Spain, Sweden,
Switzerland, Turkey, United Kingdom, United States

States Party to the Convention on the European Economic Area

Austria,  Belgium,  Denmark, Finland, France, Germany, Greece, Iceland, Ireland,
Italy, Liechtenstein,  Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden,
United Kingdom

Exchanges in European  countries  which are not Member States European Union and not States Party to the Convention on the European Economic Area.

Czech Republic
Prague

Hungary
Budapest

Poland*
Warsaw

Slovakia
Bratislava

Switzerland
Basel, Geneva, Zurich

Exchanges in Non-European Countries

Argentina
Buenos Aires

Australia
ASX (Sydney, Hobart, Melbourne, Perth)

Brazil
Sao Paulo, Rio de Janeiro

Canada
Toronto, Vancouver, Montreal

Chile
Santiago

                                       81

Hong Kong
Hong Kong Stock Exchange

India
Mumbai, Calcutta, Delhi, Madras

Indonesia
Jakarta

Japan
Tokyo, Osaka, Nagoya, Kyoto, Fukuoto, Niigata, Sapporo, Hiroshima

Malaysia
Kuala Lumpur

Mexico
Mexico City

New Zealand
Wellington Christchurch/Invercargill, Auckland

Peru
Lima

Philippines
Manila

Singapore
Singapore

South Africa
Johannesburg

South Korea
Seoul

Taiwan
Taipei

Thailand
Bangkok

USA
American Stock Exchange (AMEX), Boston, Chicago,  Cincinnati, New York Stock
Exchange (NYSE), Philadelphia, San Francisco Pacific Stock Exchange, Los Angeles
Pacific Stock Exchange

Regulated  Markets in countries  which are not members of the European Union and not contracting states of the treaty on the European Economic Area

Canada
Over-the-Counter Market

                                       82

Japan
Over-the-Counter Market

South Korea
Over-the Counter Market

Switzerland
Free Trading Zurich,  Free Trading  Geneva,  Exchange Bern Over the
Counter Market of the members of the International Securities Market Association
(ISMA), Zurich

United States***

NASDAQ-System
Over-the-Counter  Market  (organized  markets  by  the  National
Association of Securities Dealers, Inc.)

                                       83

                                    ADDRESSES

Global Biotechnology Fund
One South Street
Baltimore, Maryland 21202

Investment Advisor and Administrator
Investment Company Capital Corp.
One South Street
Baltimore, Maryland 21202

Investment  Sub-Advisor
Deutsche Asset  Management  International  GmbH
Mainzer Landstrasse 16
60325 Frankfurt am Main, Germany

Distributor
Scudder  Distributors,  Inc.
222 South  Riverside  Plaza
Chicago, Illinois 60606

Transfer Agent And Dividend Disbursing Agent
Scudder Investments Service Company
811 Main Street
Kansas City, Missouri 64105-2005

Custodian
Investors  Bank  &  Trust  Company
200  Clarendon   Street
Boston, Massachusetts 02116

Independent  Accountants
PricewaterhouseCoopers  LLP
160 Federal Street
Boston, Massachusetts 02110

Legal Counsel
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019

                                       84

PART C. OTHER INFORMATION.

Item 23	Exhibits:

(a)	(i)	Copy of Articles of Amendment and Restatement of the Registrant; (2)

	(ii)	Conformed copy of Articles of Amendment; (6)

	(iii)	Conformed copy of Articles Supplementary of Registrant; (6)

	(iv)	Conformed copy of Articles of Amendment Certificate of Correction; (6)

	(v)	Conformed copy of Articles of Amendment; (8)

	(vi)	Conformed copy of Articles of Amendment; (12)

	(vii)	Conformed copy of Articles Supplementary; (12)

	(viii)	Conformed Copy of Articles of Amendment; (19)

(b)	(i)	Copy of By-Laws of the Registrant; (1)

	(ii)	Copy of Amendment #1 to the By-Laws; (9)

	(iii)	Copy of Amendment to the By-Laws dated December 18, 2002; (18)

(c)		Copy of Specimen Certificate for shares of common stock of the Registrant; (5)

(d)	(i)	Copy of Investment Advisory Agreement of the Registrant; (2)

	(ii)	Conformed Copy of Investment Advisory Agreement between Deutsche Investors Portfolios Trust and Investment Company Capital Corp. (“ICCC”); (14)

	(iii)	Conformed Copy of Sub-Advisory Agreement among Deutsche Investors Portfolios Trust, Deutsche Asset Management, Inc. and ICCC; (14)

	(iv)	Form of Expense Limitation Agreements between Registrant and ICCC; (14)

	(v)	Form of Expense Limitation Agreement between the Registrant, on behalf of Japanese Equity Fund, and ICCC; (15)

	(vi)	Expense Limitation Agreement, dated September 5, 2002, between the Registrant, on behalf of Japanese Equity Fund, and Deutsche Asset Management, Inc; (17)

	(vii)	Investment Advisory Agreement, dated September 5, 2002, between Deutsche Investors Portfolios Trust and Deutsche Asset Management, Inc.; (17)

	(viii)	Sub-Advisory Agreement, dated September 5, 2002, among Deutsche Investors Portfolios Trust, Deutsche Asset Management, Inc and Deutsche Asset Management (Japan) Limited; (17)

	(ix)	Expense Limitation Agreement, dated January 1, 2003 between the Registrant, on behalf of Global Biotechnology Fund, and ICCC; (+)

	(x)	Sub-Advisory Agreement, dated September 1, 2003, between the Registrant, on behalf of Global Biotechnology Fund, and Deutsche Asset Management International GmbH; (+)

	(x)(i)	Form of Expense Limitation Agreement, dated January 1, 2004, between the Registrant, on behalf of Japanese Equity Fund, and Deutsche Asset Management, Inc. is filed herein;

	(x)(ii)	Form of Expense Limitation Agreement, dated January 1, 2004, between the Registrant, on behalf of Global Biotechnology Fund, and ICCC is filed herein.

Part C – Page 1

(e)	(i)	Conformed copy of Distributor’s Contract including Exhibits A and B thereto;

	(ii)	Conformed copy of Exhibit C to the Distributor’s Contract; (6)

	(iii)	Form of Distribution Agreement including Appendix A and B thereto; (7)

	(iv)	Conformed copy of Mutual Funds Sales and Service Agreement; (4)

	(v)	The Underwriting and Distribution Services Agreement, between the Registrant and Scudder Distributors, Inc., dated July 15, 2002; (15)

(f)		Not applicable;

(g)	(i)	Conformed copy of Custodian Agreement between Investors Bank and Trust and the Registrant; (14)

	(ii)	Custodian Agreement between Deutsche Portfolios and Investors Bank and Trust Company; (14)

	(iii)	Conformed copy of Delegation Agreement between Deutsche Portfolios and Investors Bank and Trust Company including Appendix A-D; (6)

(h)	(i)	Conformed copy of Master Services Agreement between Investment Company Capital Corporation and the Registrant dated September 1, 2000, amended through July 6, 2001; (14)

	(ii)	Conformed copy of Fund Accounting Agreement between IBT Fund Services (Canada) Inc. and the Registrant; (4)

	(iii)	Conformed copy of Appendix A-C to Fund Accounting Agreement between IBT Fund Services (Canada) Inc. and the Registrant; (6)

	(iv)	Conformed copy of Services Agreement; (4)

	(v)	Form of Amendment #1 to Exhibit 1 of the Services Agreement; (6)

	(vi)	Conformed copy of Letter Agreement between Deutsche Investors Funds, Inc. (formerly Flag Investors Funds, Inc.) and ICCC; (11)

	(vii)	Agency Agreement between the Registrant and Scudder Investment Service Company, dated July 15, 2002; (15)

	(viii)	Fund Accounting Agreement dated June 3, 2002 between ICCC, on behalf of Global Biotechnology Fund and Scudder Fund Accounting Corporation; (18)

	(ix)	Transfer Agency Agreement dated December 16, 2002 between Scudder Investment Service Company and the Registrant; (18)

(i)	(i)	Opinion of Counsel as to legality of shares being registered; (11)

	(ii)	Legal Opinion of Counsel is filed herein.

(j)		Consent of Independent Auditors is filed herein;

Part C – Page 2

(k)		Not applicable;

(l)		Copy of investment representation letters from initial shareholders; (3)

(m)	(i)	Conformed copy of Distribution and Services Plan; (4)

	(ii)	Conformed copy of Exhibit C to the Distribution and Service Plan; (6)

(n)		Conformed copy of Amended and Restated Multiple Class Plan including Exhibit A; (10)

(o)		Not Applicable;

(p)		Codes of Ethics;

	(i)	Code of Ethics of Registrant; (14)

	(ii)	Investment Company Capital Corp.; (11)

	(iii)	DWS International Portfolio Management GmbH Code of Ethics; (14)

	(iv)	Deutsche Asset Management, Inc. Code of Ethics; (14)

	(v)	Deutsche Asset Management, Inc. Code of Ethics, dated July, 2002; (15)

	(vi)	Scudder Funds Code of Ethics, dated April 5, 2002; (15)

	(vii)	Deutsche Asset Management Code of Ethics, dated September 3, 2002; (16)

	(viii)	Deutsche Asset Management (Japan) Limited Code of Ethics; (16)

	(ix)	Deutsche Asset Management – U.S. Code of Ethics, dated April 15, 2003; (18)

(q)		Conformed copy of Powers of Attorney. (17)

(+)	To be filed by amendment.

(1)	Response is incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on May 23, 1997. (File Nos. 333-7008 and 811-8227).

(2)	Response is incorporated by reference to Registrant’s Pre-Effective Amendment No. 4 on Form N-1A filed on August 1, 1997. (File Nos. 333-7008 and 811-8227).

(3)	Response is incorporated by reference to Registrant’s Pre-Effective Amendment No. 6 on Form N-1A filed on September 23, 1997. (File Nos. 333-7008 and 811-8227).

(4)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 1 on Form N-1A filed on April 13, 1998. (File Nos. 333-7008 and 811-8227)

(5)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 2 on Form N-1A filed on September 1, 1998. (File Nos. 333-7008 and 811-8227).

(6)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 3 on Form N-1A filed on November 2, 1998. (File Nos. 333-7008 and 811-8227).

(7)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 5 on Form N-1A filed on October 29, 1999. (File Nos. 333-7008 and 811-8227).

Part C – Page 3

(8)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 6 on Form N-1A filed on December 30, 1999. (File Nos. 333-7008 and 811-8227).

(9)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on March 31, 2000. (File Nos. 333-7008 and 811-8227).

(10)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-1A filed on June 1, 2000 (File Nos. 333-7008 and 811-8227).

(11)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-1A filed on December 29, 2000 (File Nos. 333-7008 and 811-8227).

(12)	Response is incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on March 30, 2001 (File No. 333-7008 and 811-8227).

(13)	Response is incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on December 11, 2001 (File Nos. 333-7008 and 811-8227).

(14)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 23 on Form N-1A filed on December 28, 2001 (File Nos. 333-7008 and 811-8227).

(15)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on July 15, 2002 (File Nos. 333-7008 and 811-8227).

(16)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 27 on Form N-1A filed on October 31, 2002 (File Nos. 333-7008 and 811-8227).

(17)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 27 on Form N-1A filed on November 29, 2002 (File Nos. 333-7008 and 811-8227).

(18)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 31 on Form N-1A filed on November 28, 2003 (File Nos. 333-7008 and 811-8227).

Item 24	Persons Controlled By or Under Common Control with Registrant:

None

Item 25	Indemnification:

Reference is made to Article EIGHT of Registrant’s Articles of Amendment and Restatement.

Registrant, its Directors and officers, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”), may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate

Part C – Page 4

jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26	Business And Other Connections of Investment Adviser:

During the last two fiscal years, no director or officer of Investment Company Capital Corp. (“ICCC”), the Top 50 Fund’s investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

During the last two fiscal years, no director or officer of Deutsche Asset Management Inc. (“DeAM”), the Top 50 Fund’s investment advisor, has engaged in any other business, profession, vocation, or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

During the last two fiscal years, no director or officer of Investment Company Capital Corp. (“ICCC”), the Global Biotechnology Fund’s investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

During the last two fiscal years, no director or officer of Deutsche Asset Management International GmbH (“DeAMi”), Global Biotechnology Fund’s investment sub-advisor, has engaged in any other business, profession, vocation, or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

During the last two fiscal years, no director or officer of Deutsche Asset Management Inc. (“DeAM”), the Japanese Equity Fund’s investment advisor, has engaged in any other business, profession, vocation, or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

During the last two fiscal years, no director or officer of Deutsche Asset Management (Japan) Limited (“DeAMJ”), the Japanese Equity Fund’s investment sub-advisor, has engaged in any other business, profession, vocation, or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 27	Principal Underwriters:

(a)

Scudder Distributors, Inc. acts as principal underwriter of the Registrant’s shares and acts as principal underwriter for registered open-end management investment companies other funds managed by Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc. and Investment Company Capital Corp.

(b)

Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

Part C – Page 5

Scudder Distributors, Inc. Name and Principal Business Address	Positions and Offices with Scudder Distributors, Inc.	Positions and Offices with Registrant

Thomas F. Eggers 345 Park Avenue New York, NY 10154	Chairman and Director	None

Jonathan R. Baum 345 Park Avenue New York, NY 10154	Chief Executive Officer, President and Director	None

Michael L. Gallagher 222 South Riverside Plaza Chicago, IL 60606	Vice President and Director	None

John W. Edwards, Jr. 60 Wall St. New York, NY 10005	Chief Financial Officer and Treasurer	None

C. Perry Moore 222 South Riverside Plaza Chicago, IL 60606	Chief Operating Officer and Vice President	None

Caroline Pearson Two International Place Boston, MA 02110-4103	Secretary	Assistant Secretary

Linda J. Wondrack Two International Place Boston, MA 02110-4103	Vice President and Chief Compliance Officer	None

David Edlin 222 South Riverside Plaza Chicago, IL 60606	Vice President	None

Robert Froelich 222 South Riverside Plaza Chicago, IL 60606	Vice President	None

M. Patrick Donovan Two International Place Boston, MA 02110-4103	Vice President	None

Kenneth P. Murphy Two International Place Boston, MA 02110-4103	Vice President	None

Philip J. Collora 222 South Riverside Plaza Chicago, IL 60606	Assistant Secretary	Vice President and Assistant Secretary

(c) Not applicable

Part C – Page 6

Item 28	Location Of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Scudder Investors Funds, Inc.	One South Street Baltimore, MD 21202

Deutsche Asset Management, Inc.	280 Park Avenue New York, NY 10017

Investment Company Capital Corp.	One South Street Baltimore, Maryland 21202

Deutsche Asset Management (Japan) Limited	Sanno Park Tower, 2-11-1 Nagata-Cho, Chiyoda-Ku, Tokyo, Japan 100-6173

Deutsche Asset Management International GmbH	Mainzer Landstrasse 16 60325 Frankfurt am Main, Germany

Scudder Distributors, Inc. (Distributor)	222 South Riverside Plaza Chicago, IL 60606

Investment Company Capital Corp. (Transfer Agent, Administrator)	One South Street Baltimore, MD 21202

IBT Fund Services (Canada) Inc. (Fund Accountant)	One First Place King Street West Suite 2800 P.O. Box 231 Toronto, Ontario M5X1C8

Investors Bank & Trust Co. (Custodian)	200 Clarendon Street Boston, MA 02116

Item 29	Management Services:

Not applicable

Item 30	Undertakings:

Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Directors and the calling of special shareholder meetings by shareholders.

Part C – Page 7

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Baltimore and State of Maryland on the 22nd day of December 2003.

Scudder Investors Funds, Inc.

By	/s/ Richard T. Hale

Richard T. Hale
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Richard T. Hale Richard T. Hale	Trustee, Chairman and Chief Executive Officer	December 22, 2003

/s/ Charles A. Rizzo Charles A. Rizzo	Treasurer	December 22, 2003

/s/ Richard R. Burt Richard R. Burt*	Trustee	December 22, 2003

/s/ S. Leland Dill S. Leland Dill*	Trustee	December 22, 2003

/s/ Martin J. Gruber Martin J. Gruber*	Trustee	December 22, 2003

/s/ Joseph R. Hardiman Joseph R. Hardiman*	Trustee	December 22, 2003

Part C – Page 8

/s/ Richard J. Herring Richard J. Herring*	Trustee	December 22, 2003

/s/ Graham E. Jones Graham E. Jones*	Trustee	December 22, 2003

/s/ Rebecca W. Rimel Rebecca W. Rimel*	Trustee	December 22, 2003

/s/ Philip Saunders, Jr. Philip Saunders, Jr.*	Trustee	December 22, 2003

/s/ William N. Searcy William N. Searcy*	Trustee	December 22, 2003

/s/ Robert H. Wadsworth Robert H. Wadsworth*	Trustee	December 22, 2003

*By:	/s/ Caroline Pearson

Caroline Pearson**

**	Attorney-in-fact pursuant to the powers of attorney filed in Post-Effective Amendment No. 28 filed on November 29, 2002.

Part C – Page 9

1933 Act File No. 333-7008

1940 Act File No. 811-8227

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

EXHIBITS

TO

FORM N-1A

POST-EFFECTIVE AMENDMENT NO. 32

TO REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

AND

AMENDMENT NO. 36

TO REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

SCUDDER INVESTORS FUNDS INC.

SCUDDER INVESTORS FUNDS INC.

EXHIBIT INDEX

(d)(x)(i)

(d)(x)(ii)

(i)(2)

(j)